UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a Party other than the Registrant	☐

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GENESIS GROWTH TECH ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY — SUBJECT TO COMPLETION, DATED FEBRUARY 12, 2024

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF
GENESIS GROWTH TECH ACQUISITION CORP.

The board of directors of Genesis Growth Tech Acquisition Corp., an exempted company incorporated under the laws of the Cayman Islands (“Genesis SPAC” and, following the Closing (as defined below), the “Post-Combination Company”), has unanimously approved the Contribution and Business Combination Agreement (the “Agreement”) dated November 20, 2023, by and between Genesis SPAC and Genesis Growth Tech LLC, a Cayman Islands limited liability company (“Genesis Sponsor”), pursuant to which, among other things, (a) Genesis Sponsor will contribute, transfer, convey, assign and deliver to Genesis SPAC all of Genesis Sponsor’s rights, title and interest in and to a portfolio of patents acquired by Genesis Sponsor to and which includes (i) the Assigned Patent Rights, including the Additional Rights, as such terms are defined in the Patent Purchase Agreement, and (ii) all other intellectual property rights acquired by the Sponsor under that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, the “Patent Purchase Agreement”), by and between Genesis Sponsor and MindMaze Group SA, a Swiss corporation (“MindMaze”), and (b) Genesis SPAC will pay to Genesis Sponsor one thousand dollars ($1,000) and will assume and agree to perform and discharge all of Genesis Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze a purchase price of $21 Million (the “MindMaze IP Purchase Price”) on or prior to May 31, 2024 and the obligation to share fifty percent (50%) of the gross amounts received under the Patent Purchase Agreement with MindMaze after the threshold amount of $44,000,000 is received by Genesis SPAC, on the terms and subject to the conditions set forth in the Patent Purchase Agreement , including that the Patent Purchase Agreement grants a worldwide royalty-free license back to the MindMaze (collectively, the “Transaction” or the “Business Combination”). The Post-Combination Company will be engaged in the business of commercializing the Contributed Assets (as defined in the Agreement). A copy of the Agreement is attached to this proxy statement as Annex A and a copy of the Patent Purchase Agreement is attached to this proxy statement as Annex B.

Proposals to approve the Agreement and the other matters discussed in this proxy statement will be presented at the extraordinary general meeting of Genesis SPAC shareholders scheduled to be held on [    ], 2024 in virtual format.

Genesis SPAC’s units, ordinary shares and warrants now trade on the OTC under the symbols OTCPK: GGAUF, GGAAF and GGAWF, respectively. It is expected that the securities of the Post-Combination Company will continue to trade on the OTC.

The Post-Combination Company will be an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, and is therefore eligible to take advantage of certain reduced reporting requirements otherwise applicable to other public companies.

The Post-Combination Company will also be a “foreign private issuer” as defined in both the Securities Act and the Exchange Act and, as a foreign private issuer, will be exempt from certain requirements under the Securities Act or the Exchange Act that impose registration, reporting, disclosure or procedural obligations on the Post-Combination Company or its officers, directors or principal shareholders. For example, as a foreign private issuer, the Post-Combination Company is not required to comply with proxy solicitation rules under Section 14 of the Exchange Act or required to file periodic reports and financial statements with the U.S. Securities and Exchange Commission with the same information or as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act. In addition, the Post-Combination Company’s officers, directors and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions under Section 16 of the Exchange Act.

This proxy statement provides Genesis SPAC shareholders with detailed information about the Business Combination and other matters to be considered at the extraordinary general meeting of Genesis SPAC shareholders. We encourage you to read the entire proxy statement, including the Annexes and other documents referred to therein, carefully and in their entirety.

Investing in our securities involves a high degree of risk. Before making an investment decision, you should also carefully consider the risk factors described in “Risk Factors” beginning on page 32 of this proxy statement.

This proxy statement is dated [    ], 2024, and is first being mailed to Genesis SPAC’s shareholders on or about            [    ], 2024.

LETTER TO SHAREHOLDERS OF
GENESIS GROWTH TECH ACQUISITION CORP.

GENESIS GROWTH TECH ACQUISITION CORP.
Bahnhofstrasse 3
Hergiswil Nidwalden, Switzerland
Tel: +41 78 607 99 01

Dear Shareholder:

Genesis Growth Tech Acquisition Corp., an exempted company incorporated under the laws of the Cayman Islands (“Genesis SPAC”), cordially invites you to attend an extraordinary general meeting of the shareholders of Genesis SPAC (the “Shareholder Extraordinary General Meeting”) which will be held at [        ] and via live webcast at [    ], on [    ], 2024. The Shareholder Extraordinary General Meeting can be accessed by visiting [    ], where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the meeting by means of remote communication.

On November 20, 2023, Genesis SPAC entered into that certain Contribution and Business Combination Agreement (the “Agreement”), by and between Genesis SPAC and Genesis Growth Tech LLC, a Cayman Islands limited liability company (“Genesis Sponsor”), pursuant to which, among other things, (a) Genesis Sponsor will contribute, transfer, convey, assign and deliver to Genesis SPAC all of Genesis Sponsor’s rights, title and interest in and to a portfolio of patents acquired by Genesis Sponsor pursuant to that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, the “Patent Purchase Agreement”), by and between Genesis Sponsor and MindMaze Group SA, a Swiss corporation (“MindMaze”), and which includes (i) the Assigned Patent Rights, including the Additional Rights, as such terms are defined in the Patent Purchase Agreement, and (ii) all other intellectual property rights acquired by the Sponsor under the Patent Purchase Agreement, and (b) Genesis SPAC will pay to Genesis Sponsor one thousand dollars ($1,000) and will assume and agree to perform and discharge all of Genesis Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze a purchase price of $21 Million (the “MindMaze IP Purchase Price”) on or prior to May 31, 2024 and the obligation to share fifty percent (50%) of the gross amounts received under the Patent Purchase Agreement with MindMaze after the threshold amount of $44,000,000 is received by Genesis SPAC, on the terms and subject to the conditions set forth in the Patent Purchase Agreement , including that the Patent Purchase Agreement grants a worldwide royalty-free license back to the MindMaze (collectively, the “Transaction” or the “Business Combination”).

You are being asked to vote to approve the Business Combination Proposal (as defined below).1

At the Shareholder Extraordinary General Meeting, Genesis SPAC shareholders will be asked:

•        Shareholder Proposal No. 1 — To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, the Contribution and Business Combination Agreement (the “Agreement”) dated November 20, 2023, by and between Genesis SPAC and Genesis Sponsor, a copy of which is attached to the accompanying proxy statement as Annex A, and the transactions contemplated thereby (the “Business Combination Proposal”);

•        Shareholder Proposal No. 2 — To consider and vote upon a proposal to approve, by special resolution under Cayman Islands law, the change of name of Genesis SPAC to “NeuroMind AI Corp.”; (the “Name Change Proposal”);

•        Shareholder Proposal No. 3 — To consider and vote upon a proposal to approve, by special resolution under Cayman Islands law, to adopt the amended and restatement memorandum and articles of association of Genesis SPAC (a copy of which is attached to the accompanying proxy statement as Annex C) in substitution for the existing memorandum and articles of association of Genesis SPAC (the “Charter Amendment Proposal”); and

•        Shareholder Proposal No. 4 — To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, and allow the chairman of the Shareholder Extraordinary General Meeting to adjourn the Shareholder Extraordinary General Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Genesis SPAC shareholders to approve one or more proposals at the Shareholder Extraordinary General Meeting or to ensure that any supplement or amendment to the accompanying proxy statement is timely provided to Genesis SPAC shareholders (the “Adjournment Proposal” and, together with the Business Combination Proposal, the Name Change Proposal and the Charter Amendment Proposal, the “Shareholder Proposals”).

Each of the shareholder proposals is more fully described in the accompanying proxy statement, which each shareholder is encouraged to read carefully. Only shareholders of record at the close of business on the record date may vote at the Shareholder Extraordinary General Meeting or any adjournment thereof.

After careful consideration, the Genesis SPAC Board has unanimously approved the Agreement and the transactions contemplated therein, and unanimously recommends that the Genesis SPAC shareholders vote “FOR” the approval of the Business Combination Proposal and “FOR” all other proposals presented to Genesis SPAC shareholders in the accompanying proxy statement. When you consider the Genesis SPAC Board’s recommendation of these proposals, you should keep in mind that Genesis SPAC’s directors and officers have interests in the Business Combination that may conflict with your interests as a shareholder. Please see the section titled “The Business Combination — Interests of Certain Persons in the Business Combination” for additional information.

Approval of each of the Business Combination Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares (as defined in the accompanying proxy statement) represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting. Approval of each of the Name Change Proposal and the Charter Amendment Proposal requires a special resolution under Cayman Islands law being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares (as defined in the accompanying proxy statement), represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting.

Genesis SPAC’s units, ordinary shares and warrants now trade on the OTC under the symbols OTCPK: GGAUF, GGAAF and GGAWF, respectively. It is expected that the securities of the Post-Combination Company will continue to trade on the OTC.

Pursuant to the Genesis SPAC Articles, Genesis SPAC’s public shareholders may redeem, upon the Closing, Genesis SPAC Public Shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit (calculated as of two business days prior to the Closing) in Genesis SPAC’s trust account (the “Trust Account”) that holds the proceeds of the Genesis SPAC IPO (including interest earned on the Trust Account and other income earned on the funds held in the Trust Account and not previously released to Genesis SPAC to pay its income taxes (if any)). If the Business Combination is not completed, these shares will not be redeemed. For illustrative purposes, based on the balance of the Trust Account of approximately $1.05 million as of February 9, 2024, the estimated per share redemption price would have been approximately $12.88. Genesis SPAC Public Shareholders may elect to redeem their shares irrespective of whether they vote for or against the Business Combination Proposal or if the abstain from voting.

Under the Genesis SPAC Articles, Genesis SPAC shall redeem the Genesis SPAC Public Shares if Genesis SPAC’s initial business combination is not completed by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions). Genesis Sponsor and Genesis SPAC’s directors and officers have agreed to waive their redemption rights with respect to any Genesis SPAC Public Shares owned by them in connection with the consummation of the Business Combination. These waivers were agreed to in connection with Genesis SPAC’s initial public offering, and no consideration was paid in exchange for these waivers. Genesis Sponsor and Genesis SPAC’s directors and officers have also agreed to vote any of the Genesis SPAC Ordinary Shares owned by them in favor of the Business Combination Proposal and any other proposals recommended by the Genesis SPAC Board in connection with such Business Combination. As of the date of the accompanying proxy statement, Genesis Sponsor owns approximately 91.3% of the issued and outstanding Genesis SPAC Ordinary Shares. Genesis

Sponsor has agreed to vote any shares of Genesis SPAC owned by it in favor of the Business Combination Proposal and, accordingly, owns enough shares to ensure that the Business Combination will be approved at the Shareholder Extraordinary General Meeting. The Genesis SPAC Class B Ordinary Shares held by Genesis Sponsor and any of Genesis SPAC’s directors and officers are subject to transfer restrictions.

Genesis SPAC is providing the accompanying proxy statement and accompanying Genesis SPAC shareholder proxy card to its shareholders, in connection with the solicitation of proxies to be voted at the Shareholder Extraordinary General Meeting (including following any adjournments or postponements thereof). Information about the Shareholder Extraordinary General Meeting, the Business Combination and other related business to be considered by Genesis SPAC shareholders at the Shareholder Extraordinary General Meeting is included in the accompanying proxy statement.

Whether or not you plan to attend the Shareholder Extraordinary General Meeting via the virtual meeting website, Genesis SPAC urges all Genesis SPAC shareholders to read the accompanying proxy statement, including the Annexes and the accompanying financial statements of Genesis SPAC carefully and in their entirety. In particular, Genesis SPAC urges you to read carefully the section titled “Risk Factors” beginning on page 32 of the accompanying proxy statement.

Your vote is very important.    Whether or not you plan to attend the Shareholder Extraordinary General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your Genesis SPAC Ordinary Shares are represented at the Shareholder Extraordinary General Meeting. If you hold your Genesis SPAC Ordinary Shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your Genesis SPAC Ordinary Shares are represented and voted at the Shareholder Extraordinary General Meeting. The Business Combination will be consummated only, and the Closing is conditioned, upon the approval of the Shareholder Proposals. If Genesis SPAC fails to obtain the requisite shareholder approval for the Shareholder Proposals, Genesis SPAC will not satisfy the conditions to Closing and will be prevented from consummating the Business Combination.

If you sign, date and return your Genesis SPAC shareholder proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Extraordinary General Meeting. If you fail to return your Genesis SPAC shareholder proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Extraordinary General Meeting in person via the virtual meeting platform, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Extraordinary General Meeting. If you are a shareholder of record and you attend the Shareholder Extraordinary General Meeting and wish to vote in person via the virtual meeting platform, you may withdraw your proxy and vote in person via the virtual meeting platform.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND THAT GENESIS SPAC REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT, IDENTIFY TO GENESIS SPAC THE BENEFICIAL HOLDER OF THE SHARES BEING REDEEMED AND TENDER YOUR SHARES TO GENESIS SPAC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S ATOP (AUTOMATED TENDER OFFER PROGRAM) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

On behalf of the Genesis SPAC Board, I would like to thank you for your support and look forward to the successful completion of the Business Combination.

Sincerely,

Eyal Perez Chairman of the Board of Directors

The accompanying proxy statement is dated [    ], 2024 and is first being mailed to Genesis SPAC’s shareholders on or about [    ], 2024.

GENESIS GROWTH TECH ACQUISITION CORP.

Bahnhofstrasse 3
Hergiswil Nidwalden, Switzerland
Tel: +41 78 607 99 01

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON [    ], 2024

TO THE SHAREHOLDERS OF GENESIS GROWTH TECH ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN THAT an extraordinary general meeting (the “Shareholder Extraordinary General Meeting”) of the shareholders of Genesis Growth Tech Acquisition Corp., an exempted company incorporated under the laws of the Cayman Islands (“Genesis SPAC”), which will be held at [        ] and via live webcast at [    ], on [    ], 2024, at [    ]. The Shareholder Extraordinary General Meeting can be accessed by visiting [    ], where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the meetings by means of remote communication. You are cordially invited to attend the Shareholder Extraordinary General Meeting to conduct the following items of business (such proposals, collectively, the “Shareholder Proposals”):

•        Shareholder Proposal No. 1 — Business Combination Proposal — To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, the Contribution and Business Combination Agreement (the “Agreement”) dated November 20, 2023, by and between Genesis SPAC and Genesis Sponsor, a copy of which is attached to the accompanying proxy statement as Annex A, and the transactions contemplated thereby (the “Business Combination”).

•        Shareholder Proposal No. 2 — To consider and vote upon a proposal to approve, by special resolution under Cayman Islands law, the change of name of Genesis SPAC to “NeuroMind AI Corp.”; (the “Name Change Proposal”);

•        Shareholder Proposal No. 3 — To consider and vote upon a proposal to approve, by special resolution under Cayman Islands law, to adopt the amended and restatement memorandum and articles of association of Genesis SPAC (a copy of which is attached to the accompanying proxy statement as Annex C) in substitution for the existing memorandum and articles of association of Genesis SPAC (the “Charter Amendment Proposal”); and

•        Shareholder Proposal No. 4 — Adjournment Proposal — To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, and allow the chairman of the Shareholder Extraordinary General Meeting to adjourn the Shareholder Extraordinary General Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Genesis SPAC shareholders to approve one or more proposals at the Shareholder Extraordinary General Meeting or to ensure that any supplement or amendment to the accompanying proxy statement is timely provided to Genesis SPAC shareholders.

The above matters are more fully described in the accompanying proxy statement, which also includes, as Annex A, a copy of the Agreement. Genesis SPAC urges you to read carefully the accompanying proxy statement in its entirety, including the Annexes and accompanying financial statements of Genesis SPAC.

The record date for the Shareholder Extraordinary General Meeting is [    ], 2024. Only shareholders of record at the close of business on that date may vote at the Shareholder Extraordinary General Meeting or any adjournment thereof. A complete list of Genesis SPAC shareholders of record entitled to vote at the Shareholder Extraordinary General Meeting will be available for ten days before the Shareholder Extraordinary General Meeting at Genesis SPAC’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Shareholder Extraordinary General Meeting.

Genesis Growth Tech LLC, a Cayman Islands limited liability company (the “Genesis Sponsor”), and Genesis SPAC’s directors and officers have agreed to vote any of the Genesis SPAC Ordinary Shares owned by them in favor of the Business Combination Proposal and any other proposals recommended by the Genesis SPAC Board in connection with such Business Combination. Currently, Genesis Sponsor owns approximately 91.3% of the issued and outstanding Genesis SPAC Ordinary Shares.

Pursuant to the Genesis SPAC Articles, Genesis SPAC’s public shareholders may redeem, upon the Closing, Genesis SPAC Public Shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit (calculated as of two business days prior to the Closing) in Genesis SPAC’s trust account (the “Trust Account”) that holds the proceeds of the Genesis SPAC IPO (including interest earned on the Trust Account and other income earned on the funds held in the Trust Account and not previously released to Genesis SPAC to pay its income taxes (if any)). If the Business Combination is not completed, these shares will not be redeemed. For illustrative purposes, based on the balance of the Trust Account of approximately $1.05 million as of February 9, 2024, the estimated per share redemption price would have been approximately $12.88. Genesis SPAC Public Shareholders may elect to redeem their shares even if they vote “FOR” the Business Combination Proposal.

Under the Genesis SPAC Articles, Genesis SPAC shall redeem the Genesis SPAC Public Shares if Genesis SPAC’s initial business combination is not completed by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions).

Genesis Sponsor and Genesis SPAC’s directors and officers have agreed to waive their redemption rights with respect to any Genesis SPAC Public Shares owned by them in connection with the consummation of the Business Combination. Currently, Genesis Sponsor owns approximately 91.3% of the issued and outstanding Genesis SPAC Ordinary Shares. Genesis Sponsor and Genesis SPAC’s directors and officers have agreed to vote any of the Genesis SPAC Ordinary Shares owned by them in favor of the Business Combination Proposal, and the other proposals recommended by the Genesis SPAC Board in connection with such Business Combination. The Genesis SPAC Class B Ordinary Shares held by Genesis Sponsor and any of Genesis SPAC’s directors and officers are subject to transfer restrictions.

The Business Combination is conditioned on the approval of the Shareholder Proposals. If Genesis SPAC fails to obtain sufficient votes for the Shareholder Proposals, Genesis SPAC will not satisfy the conditions to consummate the Agreement and Genesis SPAC may be prevented from closing the Business Combination. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in the accompanying proxy statement.

Approval of each of the Business Combination Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares (as defined in the accompanying proxy statement) represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting. Approval of each of the Name Change Proposal and the Charter Amendment Proposal requires a special resolution under Cayman Islands law being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares (as defined in the accompanying proxy statement), represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting. The Genesis SPAC Board unanimously recommends that you vote “FOR” each of these proposals.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors of Genesis Growth Tech Acquisition Corp.

Sincerely,

Eyal Perez Chairman of the Board of Directors

i

INTERESTED DIRECTOR AND SHAREHOLDER

Mr. Eyal Perez is the sole Manager and Managing Member of Genesis Sponsor as well as the Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Genesis SPAC. As of February 9, 2024, Genesis Sponsor own approximately 91.3% of the outstanding ordinary shares of Genesis SPAC. Genesis Sponsor has agreed to vote any shares of Genesis SPAC owned by it in favor of the Business Combination Proposal and, accordingly, owns enough shares to ensure that the Business Combination will be approved at the Shareholder Extraordinary General Meeting.

Mr. Perez was present at, and participated in, all Genesis SPAC Board meetings where negotiations, deliberations or valuations regarding the Contributed Assets took place. Mr. Perez did not recuse himself from Genesis SPAC Board discussions with respect to the Business Combination. In this document, the words “unanimous,” “unanimously” and similar words, when referencing Board action with respect to the Business Combination, mean the unanimous vote of the members of the Genesis SPAC Board, including Mr. Perez. Owing to Mr. Perez’s affiliation with Genesis SPAC and with Genesis Sponsor, a fairness opinion was rendered in connection with the Business Combination on November 17, 2023.

ABOUT THIS PROXY STATEMENT

This document constitutes a notice of a meeting and a proxy statement under Section 14(a) of the Exchange Act with respect to the Extraordinary General Meeting of Genesis SPAC shareholders at which Genesis SPAC shareholders will be asked to consider and vote upon a proposal to approve the Business Combination by the approval and adoption of the Agreement, among other matters.

Genesis SPAC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Genesis SPAC’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Shareholder Extraordinary General Meeting, you should contact our proxy solicitor at:

[    ]

If you are a shareholder of Genesis SPAC and would like to request documents, please do so by [    ], 2024 to receive them before the Shareholder Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

INDUSTRY AND MARKET DATA

This proxy statement may include estimates of market share, market position, market opportunity and industry data and forecasts that we obtained from various independent sources and reports, as well as internal company sources, including management estimates. Neither Genesis SPAC nor Genesis Sponsor has independently verified the accuracy or completeness of any third-party information. While Genesis SPAC and Genesis Sponsor believe that the market data, industry forecasts and similar information included in this proxy statement are generally reliable, such information is inherently imprecise and there can be no assurance as to the accuracy or completeness of the included information. Forecasts and other forward-looking information obtained from third parties are subject to the same qualifications and uncertainties as the other forward-looking statements in this proxy statement. In addition, assumptions and estimates of the Post-Combination Company’s future performance and growth objectives and the future performance of its industry and the markets in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those discussed under the headings “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” and “Genesis SPAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this proxy statement.

SELECTED DEFINITIONS

Unless otherwise stated in this proxy statement or the context otherwise requires in this document:

“Agreement” means that certain Contribution and Business Combination Agreement dated November 20, 2023, by and between Genesis SPAC and Genesis Sponsor as may be amended, supplemented or otherwise modified from time to time, which is attached hereto as Annex A.

“Business Combination” means the transactions contemplated by the Agreement.

“Cayman Act” means the Cayman Islands Companies Act (As Revised).

“Closing” means the closing of the Business Combination.

“Closing Date” means the date of the Closing.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Contributed Assets and Obligations” means (a) all of Genesis Sponsor’s rights, title and interest in and to a portfolio of patents acquired by Genesis Sponsor pursuant to that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, the “Patent Purchase Agreement”), by and between Genesis Sponsor and MindMaze Group SA, a Swiss corporation (“MindMaze”), and which includes (i) the Assigned Patent Rights, including the Additional Rights, as such terms are defined in the Patent Purchase Agreement, and (ii) all other intellectual property rights acquired by the Sponsor under the Patent Purchase Agreement, and (b) Genesis SPAC’s obligation to pay to Genesis Sponsor one thousand dollars ($1,000) and assume and agree to perform and discharge all of Genesis Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze a purchase price of $21 Million (the “MindMaze IP Purchase Price”) on or prior to May 31, 2024 and the obligation to share fifty percent (50%) of the gross amounts received under the Patent Purchase Agreement with MindMaze after the threshold amount of $44,000,000 is received by Genesis SPAC, on the terms and subject to the conditions set forth in the Patent Purchase Agreement, including that the Patent Purchase Agreement grants a worldwide royalty-free license back to the MindMaze.

“Effective Time” means the moment in time at which the Closing occurs.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Existing Private Warrant Agreement” means that certain Private Warrant Agreement, dated as of December 8, 2021, by and between Genesis SPAC and Continental Stock Transfer & Trust Company, as warrant agent.

“Founder Shares” means the 6,325,000 Genesis SPAC Class B Ordinary Shares that are currently owned by Genesis Sponsor (5,850,625 shares) and Nomura Securities (474,375 shares).

“Genesis SPAC” means Genesis Growth Tech Acquisition Corp., a Cayman Islands exempted company limited by shares, prior to the consummation of the Business Combination.

“Genesis SPAC Articles” means the Third Amended and Restated Memorandum and Articles of Association of Genesis SPAC, adopted by special resolution dated August 31, 2023

“Genesis SPAC Board” means the board of directors of Genesis SPAC from time to time.

“Genesis SPAC Class A Ordinary Shares” means the Class A ordinary fully paid shares, par value $0.0001 per share, of Genesis SPAC.

“Genesis SPAC Class B Ordinary Shares” means the Class B ordinary fully paid shares, par value $0.0001 per share, of Genesis SPAC.

“Genesis SPAC IPO” means Genesis SPAC’s initial public offering, consummated on December 13, 2021, through the sale of 25,300,000 Genesis SPAC Public Units (including 3,300,000 Genesis SPAC Public Units sold on December 21, 2021 pursuant to the underwriters’ full exercise of their over-allotment option) at $10.00 per Genesis SPAC Public Unit.

“Genesis SPAC IPO Closing Date” means December 13, 2021.

“Genesis SPAC IPO Letter Agreement” means the form of letter agreement, dated December 13, 2021, by and between Genesis SPAC and each of Genesis Sponsor, Genesis SPAC’s directors and Genesis SPAC’s officers.

“Genesis SPAC Ordinary Shares” means the Genesis SPAC Class A Ordinary Shares and the Genesis SPAC Class B Ordinary Shares.

“Genesis SPAC Private Placement Warrants” means the warrants held by Genesis Sponsor, each of which is exercisable, at an exercise price of $11.50, for one Genesis SPAC Class A Ordinary Share in accordance with its terms.

“Genesis SPAC Public Shareholders” means holders of Genesis SPAC Public Shares, including Genesis Sponsor.

“Genesis SPAC Public Shares” means the Genesis SPAC Class A Ordinary Shares included in the Genesis SPAC Public Units issued in the Genesis SPAC IPO.

“Genesis SPAC Public Unit” means one Genesis SPAC Class A Ordinary Share and one-half of one Genesis SPAC Public Warrant, whereby each whole Genesis SPAC Public Warrant entitles the holder thereof to purchase one Genesis SPAC Class A Ordinary Share at an exercise price of $11.50 per share of Genesis SPAC Class A Ordinary Share, sold in the Genesis SPAC IPO.

“Genesis SPAC Public Warrantholders” means holders of Genesis SPAC Public Warrants.

“Genesis SPAC Public Warrants” means the warrants included in the Genesis SPAC Public Units issued in the Genesis SPAC IPO, each of which is exercisable, at an exercise price of $11.50, for one Genesis SPAC Class A Ordinary Share in accordance with its terms.

“Genesis SPAC securities” means Genesis SPAC Ordinary Shares and Genesis SPAC Warrants.

“Genesis Sponsor” means Genesis Growth Tech LLC, a Cayman Islands limited liability company.

“Genesis SPAC Warrants” means, collectively, the Genesis SPAC Private Placement Warrants and the Genesis SPAC Public Warrants.

“initial business combination” means a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving Genesis SPAC and one or more businesses or entities.

“IRS” means the U.S. Internal Revenue Service.

“JOBS Act” means the Jumpstart Our Business Startups Act of 2012.

“MindMaze” means MindMaze Group SA, a Swiss corporation.

“Nomura Securities” means Nomura Securities International, Inc.

“Patent Purchase Agreement” means that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, by and between Genesis Sponsor and MindMaze.

“Post-Combination Articles” means the Memorandum and Articles of Association of the Post-Combination Company, attached hereto as Annex C.

“Post-Combination Company” means Genesis SPAC following the Closing.

“Post-Combination Company Board” means the board of directors of the Post-Combination Company.

“Post-Combination Company Shares” means the ordinary shares of the Post-Combination Company, par value $0.0001 per share.

“Rule 144” means Rule 144 under the Securities Act.

“Sarbanes Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder Extraordinary General Meeting” means the extraordinary general meeting of the shareholders of Genesis SPAC that is the subject of this proxy statement.

“Transfer Agent” means Continental Stock Transfer & Trust Company, a New York limited purpose trust company.

“Trust Account” means the trust account of Genesis SPAC that holds the proceeds from the Genesis SPAC IPO.

“Trustee” means Continental Stock Transfer & Trust Company, a New York limited purpose trust company, acting as trustee of Genesis SPAC.

“U.S. Dollars” and “$” means United States dollars, the legal currency of the United States.

“Warrant Exchange Agreement” means that certain warrant exchange agreement to be entered into by and between Genesis SPAC and Genesis Sponsor, pursuant to which, immediately prior to the closing of the Business Combination, 8,875,000 private placement warrants will be cancelled in full and, in consideration therefor, Genesis SPAC will issue an aggregate 221,875,000 Class A ordinary shares to Genesis Sponsor on a private placement basis.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements generally are accompanied by words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek”, “seem,” “should,” “will,” “would” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements include, but are not limited to, statements regarding Genesis SPAC or Genesis Sponsor’s current expectations, hopes, beliefs, intentions or strategies concerning future events and actual events may differ materially from current expectations. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Genesis SPAC’s and Genesis Sponsor’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to:

•        changes in both companies’ businesses during the period between now and the completion of the Transaction may have an adverse impact on the Contributed Assets, Genesis SPAC or Genesis Sponsor;

•        inability to obtain any required additional financing or financing on acceptable terms,

•        inability to maintain or enter into, and dependence upon, collaboration or contractual arrangements necessary for the commercialization of the Contributed Assets;

•        inability to maintain or enter into, and the risks resulting from dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products;

•        inability to control the costs related to the commercialization of the Contributed Assets;

•        competition and competitive factors;

•        inability to protect patents or proprietary rights and obtain necessary rights to third party patents and intellectual property to operate their respective businesses;

•        inability to operate without infringing the patents and proprietary rights of others;

•        costs stemming from defense against third party intellectual property infringement claims;

•        general economic conditions;

•        technological changes;

•        government regulation generally and the receipt of the regulatory approvals;

•        changes in industry practice;

•        the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement;

•        the amount of any redemption requests made by Genesis SPAC’s public shareholders;

•        the outcome of any legal proceedings that may be instituted against Genesis SPAC and Genesis Sponsor following the announcement of the Agreement and the transactions contemplated therein;

•        the inability to complete the proposed Business Combination, including due to failure to obtain approval of Genesis SPAC’s shareholders, certain regulatory approvals, or satisfy other conditions to closing in the Agreement;

•        the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination;

•        Genesis SPAC’s ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the Post-Combination Company to grow and manage growth profitably; and

•        other risks and uncertainties indicated from time to time in the final prospectus of Genesis SPAC for its initial public offering and this proxy statement, including those under “Risk Factors” therein, and in Genesis SPAC’s other filings with the SEC. Genesis SPAC and Genesis Sponsor caution that the foregoing list of factors is not exclusive.

These forward-looking statements are based on information available as of the date of this proxy statement, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Genesis SPAC’s or Genesis Sponsor’s views as of any subsequent date, and Genesis SPAC and Genesis Sponsor do not undertake or accept any obligation to update forward-looking statements to reflect any change in events, expectations, conditions or circumstances on which any such statement is based.

Genesis SPAC and Genesis Sponsor caution you not to place undue reliance on these forward-looking statements in deciding how to vote your shares or instruct how your vote should be cast on the proposals set forth in this proxy statement. Before a shareholder grants its proxy or instructs how its vote should be cast or votes on the Shareholder Proposals, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement may adversely affect Genesis SPAC and Genesis Sponsor.

QUESTIONS AND ANSWERS

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Extraordinary General Meeting and the proposals to be presented at the Shareholder Extraordinary General Meeting, including with respect to the Business Combination. The following questions and answers do not include all the information that is important to Genesis SPAC shareholders. Genesis SPAC shareholders are urged to read carefully this entire proxy statement, including the Annexes and the other documents referred to herein, to fully understand the proposed Business Combination and the voting procedures for the Shareholder Extraordinary General Meeting.

Q:     Why am I receiving this proxy statement?

A:     Genesis SPAC has entered into the Agreement with Genesis pursuant to which, among other things, (a) Genesis Sponsor will contribute, transfer, convey, assign and deliver to Genesis SPAC all of Genesis Sponsor’s rights, title and interest in and to a portfolio of patents acquired by Genesis Sponsor pursuant to that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, the “Patent Purchase Agreement”), by and between Genesis Sponsor and MindMaze Group SA, a Swiss corporation (“MindMaze”), and which includes (i) the Assigned Patent Rights, including the Additional Rights, as such terms are defined in the Patent Purchase Agreement, and (ii) all other intellectual property rights acquired by the Sponsor under the Patent Purchase Agreement, and (b) Genesis SPAC will pay to Genesis Sponsor one thousand dollars ($1,000) and will assume and agree to perform and discharge all of Genesis Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze a purchase price of $21 Million (the “MindMaze IP Purchase Price”) on or prior to May 31, 2024 and the obligation to share fifty percent (50%) of the gross amounts received under the Patent Purchase Agreement with MindMaze after the threshold amount of $44,000,000 is received by Genesis SPAC, on the terms and subject to the conditions set forth in the Patent Purchase Agreement , including that the Patent Purchase Agreement grants a worldwide royalty-free license back to the MindMaze (collectively, the “Transaction” or the “Business Combination”). The Post-Combination Company will be engaged in the business of commercializing the Contributed Assets (as defined in the Agreement). A copy of the Agreement is attached to this proxy statement as Annex A, and a copy of the Patent Purchase Agreement is attached to this proxy statement as Annex B.

Genesis SPAC shareholders are being asked to consider and vote upon a proposal to adopt the Agreement and approve, among other things, the Business Combination.

This proxy statement and its Annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the Shareholder Extraordinary General Meeting. You should read this proxy statement and its Annexes carefully and in their entirety.

The vote of Genesis SPAC Shareholders is important. Genesis SPAC Shareholders are encouraged to submit their proxies as soon as possible after carefully reviewing this proxy statement in its entirety, including the Annexes.

Q:     When and where is the Shareholder Extraordinary General Meeting?

A:     The Shareholder Extraordinary General Meeting will be held at [    ] and via live webcast at [    ], on [    ], 2024, at [    ]. The Shareholder Extraordinary General Meeting can be accessed by visiting [    ], where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Shareholder Extraordinary General Meeting by means of remote communication.

Q:     What proposals are Genesis SPAC shareholders being asked to vote upon?

A:     At the Shareholder Extraordinary General Meeting, Genesis SPAC is asking Genesis SPAC shareholders to consider and vote upon the following proposals (collectively, the “Shareholder Proposals”):

•        Business Combination Proposal — To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, Genesis SPAC’s entry into and adoption of the Agreement, a copy of which is attached to this proxy statement as Annex A, and approve, among other things, the Business Combination (Shareholder Proposal No. 1);

•        Name Change Proposal — To consider and vote upon a proposal to approve, by special resolution under Cayman Islands law, the change of name of Genesis SPAC to “NeuroMind AI Corp.” (Shareholder Proposal No. 2);

•        Charter Amendment Proposal — To consider and vote upon a proposal to approve, by special resolution under Cayman Islands law, to adopt the amended and restatement memorandum and articles of association of Genesis SPAC (a copy of which is attached to this proxy statement as Annex C) in substitution for the existing memorandum and articles of association of Genesis SPAC (Shareholder Proposal No 3); and

•        Adjournment Proposal — To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, and allow the chairman of the Shareholder Extraordinary General Meeting to adjourn the Shareholder Extraordinary General Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Genesis SPAC shareholders to approve one or more proposals at the Shareholder Extraordinary General Meeting or to ensure that any supplement or amendment to this proxy statement is timely provided to Genesis SPAC shareholders (Shareholder Proposal No. 4).

Q:     Are the proposals Genesis SPAC shareholders are being asked to vote upon conditioned on one another?

A:     Yes. The Business Combination is conditioned on the approval of the Shareholder Proposals. If Genesis SPAC fails to obtain sufficient votes for the Shareholder Proposals, Genesis SPAC will not satisfy the conditions to consummate the Agreement and Genesis SPAC will be prevented from closing the Business Combination. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement. It is important for you to note that in the event that the Shareholder Proposals do not receive the requisite votes for approval, Genesis SPAC will not consummate the Business Combination. Unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions), if Genesis SPAC does not consummate the Business Combination and fails to complete an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), Genesis SPAC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to Genesis SPAC Public Shareholders.

Q:     Why is Genesis SPAC providing shareholders with the opportunity to vote on the Business Combination Proposal?

A:     Under the Genesis SPAC Articles, Genesis SPAC must provide all holders of Genesis SPAC Public Shares with the opportunity to have their Genesis SPAC Public Shares redeemed upon the consummation of an initial business combination either in conjunction with a tender offer or in conjunction with a shareholder vote. For business and other reasons, Genesis SPAC has elected to provide its shareholders with the opportunity to have their Genesis SPAC Public Shares redeemed in connection with a shareholder vote rather than a tender offer. Genesis SPAC is seeking to obtain the approval of its shareholders of the Business Combination Proposal and, accordingly, will allow the Genesis SPAC Public Shareholders to effectuate redemptions of their Genesis SPAC Public Shares in connection with the Closing. The approval of the Business Combination is required under the Genesis SPAC Articles. In addition, such approval is also a condition to the Closing under the Agreement.

Q:     Why is Genesis SPAC providing shareholders with the opportunity to vote on the Name Change Proposal and the Charter Amendment Proposal?

A:     Genesis SPAC is providing shareholders with the opportunity to vote on the Name Change Proposal and the Charter Amendment Proposal so that Genesis SPAC may change the name of Genesis SPAC to “NeuroMind AI Corp.” and delete the various provisions that are applicable only to special purpose acquisition companies (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions). For additional information, please see the sections titled “Shareholder Proposal No. 2 — The Name Change Proposal” and “Shareholder Proposal No. 3 — The Charter Amendment Proposal.”

Q:     Why is Genesis SPAC providing shareholders with the opportunity to vote on the Adjournment Proposal?

A:     Genesis SPAC is proposing the Adjournment Proposal to allow the chairman of the Shareholder Extraordinary General Meeting to adjourn the Shareholder Extraordinary General Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Genesis SPAC shareholders to approve the Business Combination Proposal or to ensure that any supplement or amendment to this proxy statement is timely provided to Genesis SPAC shareholders. For additional information, please see the section titled “Shareholder Proposal No. 3 — The Adjournment Proposal.”

Q:     Why is Genesis SPAC proposing the Business Combination?

A:      Genesis SPAC is a blank check company incorporated on March 17, 2021 as a Cayman Islands exempted company limited by shares and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (an “initial business combination”). Genesis SPAC (a) must complete one or more business combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement in connection with a business combination and (b) is not, under the Genesis SPAC Articles, permitted to effect an initial business combination with another blank check company or a similar company with nominal operations.

Based on Genesis SPAC’s due diligence investigations of the Contributed Assets and Obligations, including the financial and other information provided by Genesis Sponsor in the course of negotiations, Genesis SPAC believes that the Business Combination is in the best interests of Genesis SPAC. However, there can be no assurances of this. Although Genesis SPAC believes that the Business Combination presents a unique business combination opportunity and is in the best interests of Genesis SPAC, the Genesis SPAC Board did consider certain potentially material negative factors in arriving at that conclusion. Please see the section titled “The Business Combination — Genesis SPAC Board’s Reasons for Approval of the Business Combination” for additional information.

Q:     Did the Genesis SPAC Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A:     Yes, the Genesis SPAC Board obtained a fairness opinion from KISSPatent Europe BV (“KISSPatent”) in connection with its determination to proceed with the Business Combination and recommendation of the Business Combination to the Genesis SPAC shareholders. See “Shareholder Proposal 1 — The Business Combination Proposal — Opinion of KISSPatent” and the opinion (as described below) attached to this proxy statement as Annex D.

Q:     What is expected to happen in the Business Combination?

A:     Pursuant to the Agreement, (a) Genesis Sponsor will contribute, transfer, convey, assign and deliver to Genesis SPAC all of Genesis Sponsor’s rights, title and interest in and to a portfolio of patents acquired by Genesis Sponsor pursuant to that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, the “Patent Purchase Agreement”), by and between Genesis Sponsor and MindMaze Group SA, a Swiss corporation (“MindMaze”), and which includes (i) the Assigned Patent Rights, including the Additional Rights, as such terms are defined in the Patent Purchase Agreement, and (ii) all other intellectual property rights acquired by the Sponsor under the Patent Purchase Agreement, and (b) Genesis SPAC will pay to Genesis Sponsor one thousand dollars ($1,000) and will assume and agree to perform and discharge all of Genesis Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze a purchase price of $21 Million (the “MindMaze IP Purchase Price”) on or prior to May 31, 2024 and the obligation to share fifty percent (50%) of the gross amounts received under the Patent Purchase Agreement with MindMaze after the threshold amount of $44,000,000 is received by Genesis SPAC, on the terms and subject to the conditions set forth in the Patent Purchase Agreement, including that the Patent Purchase Agreement grants a worldwide royalty-free license back to the MindMaze.

For more information on the Business Combination, see the section titled “The Business Combination.”

Q:     Should the public shareholders expect Genesis SPAC to obtain additional financing?

A:     No. Following the closing of the Business Combination, the Post-Combination Company will need to raise sufficient capital or debt to sustain pay the MindMaze IP Purchase Price and sustain operations. No additional financing is expected prior to the consummation of the Business Combination. There is no assurance that the Post-Combination Company will be able to raise sufficient capital or debt to pay the MindMaze IP Purchase Price and sustain operations, or that such financing will be on terms that are favorable to the Post-Combination Company. See “Risk Factors — The Post-Combination Company will take on substantial indebtedness in connection with the consummation of the Business Combination, which could materially and adversely affect the Post-Combination Company’s financial position.” and “— The Post-Combination Company will require additional capital in the future, which may not be available or may only be available on unfavorable terms. We may also encounter difficulty in obtaining funds to meet our commitments.”

Q:     What happens if the Post-Combination Company does not pay the MindMaze IP Purchase Price by May 31, 2024?

A:     In connection with the Business Combination, Genesis SPAC will assume and agree to perform and discharge all of Genesis Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to the MindMaze IP Purchase Price of $21 million on or prior to May 31, 2024. If the Post-Combination Company does not pay the MindMaze IP Purchase Price by May 31, 2024, then MindMaze will have the right to terminate the Patent Purchase Agreement and require Genesis SPAC to return the Contributed Assets to MindMaze, in addition to any other remedies available to MindMaze under law, in equity or otherwise. Please see the section titled “The Agreement.”

Q:     What conditions must be satisfied to complete the Business Combination?

A:     There are a number of closing conditions in the Agreement, including the approval by Genesis SPAC shareholders of the Business Combination. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, please see the section titled “The Agreement.”

Q:     Who will be on the Post-Combination Company Board?

A:     It is expected that, following the Closing, the current members of the board of directors of Genesis SPAC will comprise the board of directors of the Post-Combination Company. Please see the section titled “Management of the Post-Combination Company” for additional information.

Q:     Who will be on the management team of the Post-Combination Company?

A:     It is expected that, following the Closing, the current senior management of Genesis SPAC will comprise the senior management of the Post-Combination Company.

Please see the section titled “Management of the Post-Combination Company” for additional information.

Q:     What is the impact on relative share ownership if a substantial number of Genesis SPAC Public Shareholders exercise their redemption rights and what equity stake will current Genesis SPAC shareholders hold in the Post-Combination Company?

A:     Genesis SPAC Public Shareholders are not required to vote against the Business Combination in order to exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of Genesis SPAC Public Shareholders are reduced as a result of further redemptions by Genesis SPAC Public Shareholders.

As of February 9, 2024, Genesis SPAC Public Shareholders own 81,520 shares, or 1.3% of the outstanding Genesis SPAC Ordinary Shares. If the Business Combination is approved by the Genesis SPAC stockholders, pursuant to the Warrant Exchange Agreement, 8,875,000 private placement warrants will be cancelled in full and, in consideration therefor, Genesis SPAC will issue an aggregate 221,875,000 Class A ordinary shares to Genesis Sponsor on a private placement basis. This will have an immediate and substantial dilutive effect to the Genesis SPAC Public Shareholders in any scenario.

Assuming no further redemptions, or even maximum redemptions, and assuming no exercise of the outstanding warrants retained by redeeming shareholders, the Genesis SPAC Public Shareholders will own less than 1% of the outstanding shares of the Post-Combination Company.

In addition, assuming full exercise of the outstanding warrants retained by redeeming shareholders, Genesis SPAC Public Shareholders will own approximately 12,650,000 shares, or approximately 5.3%, of the outstanding shares of the Post-Combination Company, and Genesis Sponsor would own 227,725,625 or approximately 94.5%, of the Post-Combination Company.

Q:     What are the U.S. federal income tax consequences of exercising my redemption rights?

A:     In the event that a U.S. Holder (as defined below) elects to redeem its Genesis SPAC Public Shares for cash, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale or exchange of the Genesis SPAC Public Shares under Section 302 of the Internal Revenue Code (the “Code”) or is treated as a distribution under Section 301 of the Code and whether Genesis SPAC would be characterized as a passive foreign investment company (“PFIC”). Whether the redemption qualifies as a sale or exchange or is treated as a distribution will depend on the facts and circumstances of each particular U.S. Holder at the time such holder exercises his, her, or its redemption rights. If the redemption qualifies as a sale or exchange of the Genesis SPAC Public Shares, the U.S. Holder will be treated as recognizing capital gain or loss equal to the difference between the amount realized on the redemption and such U.S. Holder’s adjusted tax basis in the Genesis SPAC Public Shares surrendered in such redemption transaction. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Genesis SPAC Public Shares redeemed exceeds one year.

Subject to the PFIC rules, long-term capital gains recognized by non-corporate U.S. Holders (as defined below) will be eligible to be taxed at reduced rates. However, it is unclear whether the redemption rights with respect to the Genesis SPAC Public Shares may prevent a U.S. Holder from satisfying the applicable holding period requirements. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. See the section titled “U.S. Federal Income Tax Considerations — Certain U.S. Federal Income Tax Consequences of Exercising Redemption Rights” for a more detailed discussion of the U.S. federal income tax consequences of a U.S. Holder electing to redeem its Genesis SPAC Public Shares for cash, including with respect to Genesis SPAC’s potential PFIC status and certain tax implications thereof.

Q:     How many ordinary shares are outstanding and what is the balance of the Trust Account?

A:     As of the close of business on the record date of the Shareholder Extraordinary General Meeting, there were [    ] outstanding Genesis SPAC Ordinary Shares, and approximately $[          ] million in the Trust Account.

On February 22, 2023, Genesis SPAC held an extraordinary general meeting of shareholders, at which its public shareholders approved a proposal to amend the amended and restated memorandum and articles of association, by way of special resolution, in the form of the second amended and restated memorandum and articles of association, to extend the date by which Genesis SPAC has to consummate a business combination from March 13, 2023 (which deadline had been previously extended from December 13, 2022) to September 13, 2023. In connection with such proposal, public shareholders elected to redeem 25,198,961 Class A ordinary shares. As a result, approximately $263,325,413.52 (approximately $10.45 per share) was debited from the Trust Account to pay such holders.

On August 31, 2023, Genesis SPAC held an extraordinary general meeting of shareholders, at which its public shareholders approved a proposal to amend the second amended and restated memorandum and articles of association, by way of special resolution, in the form of the third amended and restated memorandum and articles of association, to extend the date by which Genesis SPAC has to consummate a business combination from September 13, 2023 to December 13, 2024. In connection with such proposal, public shareholders elected to redeem 19,519 Class A ordinary shares. As a result, approximately $246,605.40 (approximately $12.63 per share) was debited from the Trust Account to pay such holders.

Q:     How many votes do I have at the Shareholder Extraordinary General Meeting?

A:     Genesis SPAC shareholders are entitled to one vote on each proposal presented at the Shareholder Extraordinary General Meeting for each Genesis SPAC Ordinary Share held of record as of [    ], 2024, the record date for the Shareholder Extraordinary General Meeting.

As of the close of business on the record date of the Shareholder Extraordinary General Meeting, there were [      ] outstanding Genesis SPAC Ordinary Shares.

Q:     What happens if I sell my Genesis SPAC Public Shares before the Shareholder Extraordinary General Meeting?

A:      The record date for the Shareholder Extraordinary General Meeting is earlier than the date that the Business Combination is expected to be completed. If you transfer your Genesis SPAC Public Shares after the record date, but before the Shareholder Extraordinary General Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Shareholder Extraordinary General Meeting. However, you will not be able to seek redemption of your Genesis SPAC Public Shares because you will no longer be able to deliver them for cancellation upon consummation of the Business Combination. If you transfer your Genesis SPAC Public Shares prior to the record date, you will have no right to vote those shares at the Shareholder Extraordinary General Meeting, or redeem those shares for a pro rata portion of the proceeds held in the Trust Account.

Q:     What vote is required to approve the proposals presented at the Shareholder Extraordinary General Meeting?

A:     The following votes are required for each proposal at the Shareholder Extraordinary General Meeting:

•        The approval of the Business Combination Proposal requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting. A Genesis SPAC Shareholder’s failure to vote by proxy or to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, as well as an abstention from voting and a broker non-vote with regard to the Business Combination Proposal, will have no effect on the Business Combination Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Business Combination Proposal. Genesis Sponsor has agreed to vote the Genesis SPAC Ordinary Shares it owns in favor of the Business Combination Proposal.

•        The approval of the Name Change Proposal requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting. A Genesis SPAC Shareholder’s failure to vote by proxy or to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, as well as an abstention from voting and a broker non-vote with regard to the Name Change Proposal will have no effect on the Name Change Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Name Change Proposal. Genesis Sponsor has agreed to vote the Genesis SPAC Ordinary Shares it owns in favor of the Name Change Proposal.

•        The approval of the Charter Amendment Proposal requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting. A Genesis SPAC Shareholder’s failure to vote by proxy or to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, as well as an abstention from voting and a broker non-vote with regard to the Charter Amendment Proposal will have no effect on the Charter Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Charter Amendment Proposal. Genesis Sponsor has agreed to vote the Genesis SPAC Ordinary Shares it owns in favor of the Charter Amendment Proposal.

•        The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting. A Genesis SPAC Shareholder’s failure to vote by proxy or to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, as well as a broker non-vote with regard to the Adjournment Proposal will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal. Genesis Sponsor has agreed to vote the Genesis SPAC Ordinary Shares it owns in favor of the Adjournment Proposal.

Genesis Sponsor currently owns 5,850,625 Class B ordinary shares of Genesis SPAC, representing approximately 91.3% of the outstanding ordinary shares of Genesis SPAC. Genesis Sponsor has agreed to vote any shares of Genesis SPAC owned by it in favor of the Business Combination Proposal and, accordingly, owns enough shares to ensure that the Business Combination will be approved at the Shareholder Extraordinary General Meeting

For purposes of the Shareholder Extraordinary General Meeting, an abstention occurs when a Genesis SPAC Shareholder attends the meeting and does not vote or returns a proxy with an “abstain” vote.

Q:     What constitutes a quorum at the Shareholder Extraordinary General Meeting?

A:     The holders of at least one-third of the issued and outstanding Genesis SPAC Ordinary Shares entitled to vote as of the record date at the Shareholder Extraordinary General Meeting must be present, in person via the virtual meeting platform or represented by proxy, at the Shareholder Extraordinary General Meeting to constitute a quorum and in order to conduct business at the Shareholder Extraordinary General Meeting. Abstentions will be counted as present for the purpose of determining a quorum. Genesis Sponsor, who currently owns 91.3% of the issued and outstanding Genesis SPAC Ordinary Shares, will count towards this quorum. In the absence of a quorum, the chairman of the Shareholder Extraordinary General Meeting has power to adjourn the Shareholder Extraordinary General Meeting. As of the record date for the Shareholder Extraordinary General Meeting, [            ] Genesis SPAC Ordinary Shares would be required to achieve a quorum.

Q:     How will Genesis Sponsor and Genesis SPAC’s directors and officers vote at the Shareholder Extraordinary General Meeting?

A:     Prior to the Genesis SPAC IPO, Genesis SPAC entered into a letter agreement with Genesis Sponsor and each of Genesis SPAC’s directors and officers, pursuant to which each agreed to vote any Genesis SPAC Ordinary Shares owned by them in favor of the Business Combination Proposal and any other proposals recommended by the Genesis SPAC Board in connection with such Business Combination. None of Genesis Sponsor or Genesis SPAC’s directors or officers have purchased any Genesis SPAC Ordinary Shares during or after the Genesis SPAC IPO and, as of the date of this proxy statement, neither Genesis SPAC nor Genesis Sponsor or Genesis SPAC’s directors or officers have entered into agreements, and are not currently in negotiations, to purchase shares prior to the consummation of the Business Combination. Currently, Genesis Sponsor owns 91.3% of the issued and outstanding Genesis SPAC Ordinary Shares and will be able to vote all such shares at the Shareholder Extraordinary General Meeting. Genesis Sponsor has agreed to vote any shares of Genesis SPAC owned by it in favor of the Business Combination Proposal and, accordingly, owns enough shares to ensure that the Business Combination will be approved at the Shareholder Extraordinary General Meeting.

Q:     What interests do Genesis Sponsor and Genesis SPAC’s current officers and directors have in the Business Combination?

A:     Genesis Sponsor and Genesis SPAC’s directors and officers have interests in the Business Combination that may be different from, or in addition to (and which may conflict with), the interests of Genesis SPAC Public Shareholders generally. Genesis SPAC Public Shareholders should take these interests into account in deciding whether to approve the proposals set forth in this proxy statement. Please see the section titled “The Business Combination — Interests of Certain Persons in the Business Combination” for additional information.

Q:     Following the Business Combination, will the Company’s securities continue to trade on a stock exchange or other market?

A:     Yes. Genesis SPAC’s units, ordinary shares and warrants now trade on the OTC under the symbols OTCPK: GGAUF, GGAAF and GGAWF, respectively. and will continue to do so following the Business Combination. The Company also anticipates applying for listing on the NEO Exchange.

Q:     Do I have redemption rights?

A:     If you are a Genesis SPAC Public Shareholder, you may redeem your Genesis SPAC Public Shares for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account and other income earned on the funds held in the Trust Account and not previously released to Genesis SPAC to pay its income taxes (if any), by (ii) the total number of then-outstanding

Genesis SPAC Public Shares. A Genesis SPAC Public Shareholder, together with any of its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the Genesis SPAC Public Shares without Genesis SPAC’s prior consent.

Genesis Sponsor and Genesis SPAC’s directors and officers have agreed to waive their redemption rights with respect to any Genesis SPAC Class A Ordinary Shares owned by them in connection with the consummation of the Business Combination. These waivers were agreed to in connection with Genesis SPAC’s initial public offering, and no consideration was paid in exchange for these waivers. For illustrative purposes, based on the balance of the Trust Account of approximately $1.05 million as of February 9, 2024, the estimated per share redemption price would have been approximately $12.88. Additionally, shares properly tendered for redemption will only be redeemed if the Business Combination is consummated; otherwise holders of such shares will only be entitled to a pro rata portion of the Trust Account (including interest earned on the Trust Account and other income earned on the funds held in the Trust Account and not previously released to Genesis SPAC to pay its income taxes (if any)) in connection with the liquidation of the Trust Account, unless Genesis SPAC completes an alternative initial business combination prior to December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), or Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions).

Q:     Is there a limit on the number of shares I may redeem?

A:     Yes. A Genesis SPAC Public Shareholder, together with any of its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the Genesis SPAC Public Shares without Genesis SPAC’s prior consent. Each redemption of Genesis SPAC Public Shares will reduce the amount in the Trust Account, which held cash and investment securities of approximately $1.05 million as of February 9, 2024. Other than the foregoing, there are no additional specified maximum redemption thresholds under the Genesis SPAC Articles.

In no event is your ability to vote all of your shares (including those shares held by you or by a “group” in excess of 15% of the shares sold in the Genesis SPAC IPO) for or against the Business Combination restricted.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights whether you vote your Genesis SPAC Public Shares for or against, or whether you abstain from voting on, the Business Combination Proposal, the Name Change Proposal, the Charter Amendment Proposal or any other shareholder proposal described by this proxy statement. As a result, the Agreement can be approved by Genesis SPAC shareholders who will redeem their shares and no longer remain Genesis SPAC shareholders, leaving Genesis SPAC shareholders who choose not to redeem their shares holding shares in a company with a potentially less-liquid trading market, fewer shareholders, and potentially less cash.

Q:     How do I exercise my redemption rights?

A:     In order to exercise your redemption rights, you must (i) if you hold Genesis SPAC Public Units, separate the underlying Genesis SPAC Public Shares and Genesis SPAC Public Warrants, and (ii) prior to 5:00 P.M., Eastern Time on [    ], 2024 (two business days before the Shareholder Extraordinary General Meeting), tender your shares physically or electronically and submit a request in writing that Genesis SPAC redeems your Genesis SPAC Public Shares for cash to Continental Stock Transfer & Trust Company, the Transfer Agent, at [            ]@continentalstock.com, and, for shares physically tendered (which must be submitted with accompanying documents), at the following address:

Continental Stock Transfer & Trust Company
Attn: [            ]
1 State Street, 30th Floor
New York, NY 10004-1561

Additionally, you must identify to Genesis SPAC the beneficial holder of the Genesis SPAC Public Shares being redeemed in order to validly redeem Genesis SPAC Public Shares. A Genesis SPAC Public Shareholder, together with any of its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the Genesis SPAC Public Shares without Genesis SPAC’s prior consent. Accordingly, all Genesis SPAC Public Shares in excess of the aforementioned 15% threshold beneficially owned by a Genesis SPAC Public Shareholder or group will not be redeemed for cash.

Genesis SPAC shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is Genesis SPAC’s understanding that Genesis SPAC shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, Genesis SPAC does not have any control over this process and it may take longer than two weeks. Genesis SPAC shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares and do not deliver their stock electronically may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Genesis SPAC shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Business Combination at the Shareholder Extraordinary General Meeting, or to deliver their shares to the Transfer Agent electronically using The Depository Trust Company’s (DTC) Automated Tender Offer Program (ATOP) system, at such Shareholder’s option. The requirement for physical or electronic delivery prior to the Shareholder Extraordinary General Meeting ensures that a redeeming Shareholder’s election to redeem is irrevocable once the Business Combination is approved.

Any request for redemption, once made, may not be withdrawn once submitted unless the Genesis SPAC Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Q:     If I am a warrantholder, can I exercise redemption rights with respect to my warrants?

A:     No. The holders of Genesis SPAC Public Warrants have no redemption rights with respect to such Genesis SPAC Public Warrants. Based on the closing price of $0.04 per warrant on the OTC on February 9, 2024, the 12,650,000 public warrants that may be retained by redeeming shareholders have an aggregate market value of approximately $506,000, assuming maximum redemptions). However, there is no assurance that the warrants will ever be in the money following the time they become exercisable and prior to their expiration, and as such, the warrants may expire worthless If a substantial number of public stockholders exercise their redemption rights, stockholders would experience dilution to the extent such warrants are exercised and additional shares of Class A Common Stock are issued.

Q:     Do I have appraisal or dissenters’ rights if I object to the proposed Business Combination?

A:     None of the holders of Genesis SPAC securities have appraisal rights in connection with the Business Combination under the Cayman Act.

Q:     What happens to the funds deposited in the trust account after consummation of the Business Combination?

A:     If the Business Combination is consummated, the funds held in the Trust Account will be used to (i) pay Genesis SPAC Public Shareholders who properly exercise their redemption rights and (ii) pay certain other fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees and other professional fees) that were incurred by Genesis SPAC and Genesis Sponsor in connection with the Business Combination. Any remaining funds will be used by the Post-Combination Company for general corporate purposes.

Q:     What happens if the Business Combination is not consummated?

A:     There are certain circumstances under which the Agreement may be terminated. Please see the section titled “The Agreement” for information regarding the parties’ specific termination rights.

If Genesis SPAC does not consummate the Business Combination, Genesis SPAC may continue to try to complete a business combination with a different target business until December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022).

Unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of the holders of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions), if Genesis SPAC fails to complete an initial business combination by such deadline, then Genesis SPAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Genesis SPAC Public Shares, at a per-share price, payable in cash equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Genesis SPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Genesis SPAC Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining Genesis SPAC shareholders and the Genesis SPAC Board, liquidate and dissolve, subject in each case to Genesis SPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the Genesis SPAC IPO. Please see the section titled “Risk Factors — Risks Related to Genesis SPAC and the Business Combination.”

Holders of the Founder Shares (including Genesis Sponsor) have waived any right to any liquidating distributions from the Trust Account with respect to such shares. In addition, if Genesis SPAC fails to complete an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), subject to Genesis SPAC’s further extension option under the Genesis SPAC Articles, there will be no redemption rights or liquidating distributions with respect to outstanding Genesis SPAC Warrants, which will expire worthless unless Genesis SPAC amends the Genesis SPAC Articles and certain other agreements into which Genesis SPAC has entered to extend the life of Genesis SPAC.

Based on the closing price of $0.04 per warrant on the OTC on February 9, 2024, the 12,650,000 public warrants that may be retained by redeeming shareholders have an aggregate market value of approximately $506,000, assuming maximum redemptions). However, there is no assurance that the warrants will ever be in the money following the time they become exercisable and prior to their expiration, and as such, the warrants may expire worthless If a substantial number of public stockholders exercise their redemption rights, stockholders would experience dilution to the extent such warrants are exercised and additional shares of Class A Common Stock are issued.

Q:     When do you expect the Business Combination to be completed?

A:     The Closing is expected to take place on or prior to the fourth business day following the satisfaction or waiver of the conditions described below in the section titled “The Agreement — Conditions to Closing of the Business Combination.” The Closing is expected to occur in the first half of 2024.

Q:     What else do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including the financial statements and Annexes, and to consider how the Business Combination will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy cards or, if you hold your shares or warrants through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I vote my Genesis SPAC Ordinary Shares?

A:     If you were a holder of record of Genesis SPAC Ordinary Shares on [    ], 2024, the record date for the Shareholder Extraordinary General Meeting, you may vote with respect to the proposals in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed Genesis SPAC Shareholder proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the Genesis SPAC shareholder proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the Genesis SPAC shareholder proxy card to vote your shares at the Shareholder Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the Genesis SPAC shareholder proxy card even if you plan to attend the Shareholder Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Shareholder Extraordinary General Meeting. If you receive more than one Genesis SPAC shareholder proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all Genesis SPAC shareholder proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [    ] on [    ], 2024.

Voting at the Shareholder Extraordinary General Meeting via the Virtual Meeting Platform.    If you attend the Shareholder Extraordinary General Meeting and plan to vote in person via the virtual meeting platform, you will be provided with explicit instructions on how to vote in person via the virtual meeting platform. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Extraordinary General Meeting and vote in person via the virtual meeting platform, you will need to contact your broker, bank or nominee to obtain a legal proxy that will authorize you to vote these shares. For additional information, please see the section titled “Extraordinary General Meeting of Genesis SPAC Shareholders.”

Q:     If my Genesis SPAC Ordinary Shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Genesis SPAC believes that all of the proposals presented to the shareholders at the Shareholder Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Shareholder Extraordinary General Meeting.

If you do not provide instructions to vote at the Shareholder Extraordinary General Meeting with your proxy, your broker, bank, or other nominee may deliver a Genesis SPAC shareholder proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Shareholder Extraordinary General Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:     May I change my vote after I have mailed my signed Genesis SPAC shareholder proxy card and?

A:     Yes. You may change your vote in the Shareholder Extraordinary General Meeting by sending a later-dated, signed Genesis SPAC shareholder proxy card to Genesis SPAC’s Chief Executive Officer at the address listed below so that it is received by Genesis SPAC’s Chief Executive Officer prior to the Shareholder Extraordinary General Meeting, or by attending the Shareholder Extraordinary General Meeting in person via the virtual meeting platform and vote. You also may revoke your proxy granted in respect of your shares by sending a notice of revocation to Genesis SPAC’s Chief Executive Officer, which must be received by Genesis SPAC’s Chief Executive Officer prior to the Shareholder Extraordinary General Meeting.

Q:     What will happen if I sign and return my Genesis SPAC shareholder proxy card without indicating how I wish to vote?

A:     If you sign, date and return your Genesis SPAC shareholder proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Shareholder Extraordinary General Meeting. The proxyholders may use their discretion to vote on any other matters that properly come before the Shareholder Extraordinary General Meeting.

Q:     How do I register to attend the Shareholder Extraordinary General Meeting virtually?

A:     If you are a holder of Genesis SPAC Ordinary Shares on the record date, you do not need to register to attend the Shareholder Extraordinary General Meeting virtually. Please follow the instructions on your Genesis SPAC shareholder proxy card. If your shares are held in the name of your broker, bank or other nominee, you must register in advance to attend the Shareholder Extraordinary General Meeting virtually.

To register to attend the Shareholder Extraordinary General Meeting in person via the virtual meeting platform, you must obtain a proxy from the broker, bank or other nominee, reflecting your Genesis SPAC holdings along with your name and email address and submit to [    ]. Requests for registration must be labelled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on [    ], 2024. You will receive a confirmation of your registration by email.

Q:     If I am not going to attend the Shareholder Extraordinary General Meeting via the virtual meeting platform, should I return my Genesis SPAC shareholder proxy card instead?

A:     Yes. Whether or not you plan to attend the Shareholder Extraordinary General Meeting, please read the enclosed proxy statement carefully.

Please vote your shares by completing, signing, dating and returning the enclosed Genesis SPAC shareholder proxy card in the postage-paid envelope provided.

Q:     What happens if I fail to take any action with respect to the Shareholder Extraordinary General Meeting?

A:     If you fail to take any action with respect to the Shareholder Extraordinary General Meeting and the Business Combination Proposal is approved by Genesis SPAC shareholders and the Business Combination is consummated, you will become a holder of shares in the Post-Combination Company. If you fail to take any action with respect to the Shareholder Extraordinary General Meeting and the Business Combination is not approved, you will continue to be a shareholder of Genesis SPAC.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement, multiple Genesis SPAC shareholder proxy cards or voting instruction cards, multiple Genesis SPAC warrantholder proxy cards or voting instruction cards.

For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one Genesis SPAC shareholder proxy card.

Please complete, sign, date and return each Genesis SPAC shareholder proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Shareholder Extraordinary General Meeting?

A:     Genesis SPAC will pay the cost of soliciting proxies for the Shareholder Extraordinary General Meeting. Genesis SPAC has engaged [    ] (“[    ]”) to assist in the solicitation of proxies for the Shareholder Extraordinary General Meeting. Genesis SPAC has agreed to pay [    ] a fee of $[    ], plus disbursements, and will reimburse [    ] for its reasonable out-of-pocket expenses and indemnify [    ] and its affiliates against certain claims, liabilities, losses, damages and expenses. Genesis SPAC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Genesis SPAC Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Genesis SPAC Ordinary Shares and in obtaining voting instructions from those owners. Genesis SPAC’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy cards you should contact:

Genesis Growth Tech Acquisition Corp.
Bahnhofstrasse 3
Hergiswil Nidwalden, Switzerland
+41 78 607 99 01

You may also contact the proxy solicitor for Genesis SPAC at:

[    ]

Individuals, please call toll-free:
Banks and brokerage, please call:
Email:

To obtain timely delivery, Genesis SPAC shareholders must request the materials no later than [    ], 2024, or five business days prior to the Shareholder Extraordinary General Meeting and the Public Warrantholder Meeting.

You may also obtain additional information about Genesis SPAC from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

If you intend to seek redemption of your Genesis SPAC Public Shares, you will need to notify the Transfer Agent and deliver your Genesis SPAC Public Shares (either physically or electronically) to the Transfer Agent prior to the Shareholder Extraordinary General Meeting in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Genesis SPAC Public Shares, please contact the Transfer Agent:

Continental Stock Transfer & Trust Company
Attn: [            ]
1 State Street, 30th Floor New York, NY 10004-1561
Email: [            ]@continentalstock.com

SUMMARY

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the Shareholder Extraordinary General meeting, including the Business Combination Proposal, you should read this document, including the Annexes and other documents referred to herein, carefully and in their entirety. The Agreement is the legal document that governs the Business Combination and the other transactions that will be undertaken in connection with the Business Combination. It is also described in detail in this proxy statement in the section titled “The Agreement.”

The Parties to the Business Combination

Genesis SPAC

Genesis SPAC is a blank check company incorporated on March 17, 2021 as a Cayman Islands exempted company limited by shares and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Genesis SPAC is an emerging growth company and, as such, Genesis SPAC is subject to all of the risks associated with emerging growth companies. All of Genesis SPAC’s activities since inception have related to its formation and initial public offering, and since the closing of the initial public offering, a search for a business combination candidate.

Genesis SPAC Public Units, Genesis SPAC Public Shares and Genesis SPAC Public Warrants currently trade on the OTC under the symbols “GGAUF”, “GGAF” and “GGAWF”, respectively. Genesis SPAC’s principal place of business is located at Bahnhofstrasse 3, Hergiswil Nidwalden, Switzerland and its telephone number is +41 78 607 99 01.

Genesis Sponsor

Genesis Sponsor was incorporated in the Cayman Islands on March 17, 2021 with Eyal Perez as the sole Manager and Managing Member On September 21, 2023, Genesis Sponsor entered into that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, the “Patent Purchase Agreement”), by and between Genesis Sponsor and MindMaze Group SA, a Swiss corporation (“MindMaze”).

Genesis Sponsor’s principal place of business is located at Bahnhofstrasse 3, Hergiswil Nidwalden, Switzerland and its telephone number is +41 78 607 99 01.

The Business Combination

On November 20, 2023, Genesis Growth Tech Acquisition Corp., a Cayman Islands exempted company (“Genesis SPAC”), entered into that certain Contribution and Business Combination Agreement (the “Agreement”), by and between Genesis SPAC and Genesis Growth Tech LLC, a Cayman Islands limited liability company (“Genesis Sponsor”), pursuant to which, among other things, (a) Genesis Sponsor will contribute, transfer, convey, assign and deliver to Genesis SPAC all of Genesis Sponsor’s rights, title and interest in and to a portfolio of patents acquired by Genesis Sponsor pursuant to that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, the “Patent Purchase Agreement”), by and between Genesis Sponsor and MindMaze Group SA, a Swiss corporation (“MindMaze”), and which includes (i) the Assigned Patent Rights, including the Additional Rights, as such terms are defined in the Patent Purchase Agreement, and (ii) all other intellectual property rights acquired by the Sponsor under the Patent Purchase Agreement, and (b) Genesis SPAC will pay to Genesis Sponsor one thousand dollars ($1,000) and will assume and agree to perform and discharge all of Genesis Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze a purchase price of $21 Million (the “MindMaze IP Purchase Price”) on or prior to May 31, 2024 and the obligation to share fifty percent (50%) of the gross amounts received under the Patent Purchase Agreement with MindMaze after the threshold amount of $44,000,000 is received by Genesis SPAC, on the terms and subject to the conditions set forth in the Patent Purchase Agreement , including that the Patent Purchase Agreement grants a worldwide royalty-free license back to the MindMaze (collectively, the “Transaction” or the “Business Combination”). In addition, the Patent Purchase Agreement grants a worldwide royalty-free license back to the MindMaze.

Genesis Sponsor is the sponsor of Genesis SPAC, and currently owns 5,850,625 Class B ordinary shares of Genesis SPAC, representing approximately 91.3% of the outstanding ordinary shares of Genesis SPAC, and 8,875,000 warrants to purchase 8,875,000 Class A ordinary shares at $11.50 per share.

Pursuant to the Agreement, each of the parties to the Agreement has made customary representations, warranties and covenants in the Agreement, including covenants by Genesis Sponsor not to dispose of or otherwise encumber the assets to be sold to Genesis SPAC.

Consummation of the Transaction is subject to customary conditions, including, among other things (a) the absence of any law, order or action restraining or prohibiting the Transaction, (b) approval of the shareholders of Genesis SPAC, (c) Genesis SPAC receiving a fairness opinion that the Transaction is fair to Genesis SPAC from a financial point of view, (d) MindMaze executing an extension for the payment of the MindMaze IP Purchase Price, (e) Genesis Sponsor having caused MindMaze to execute a consent to assignment of the Patent Purchase Agreement from Genesis Sponsor to Genesis SPAC, (f) Genesis SPAC having filed amended and restated memorandum and articles of association deleting the various provisions applicable only to special purpose acquisition companies (the “Amended SPAC Articles”), and (g) Genesis SPAC having executed a warrant exchange agreement for the exchange of the private warrants owned by Genesis SPAC for ordinary shares of Genesis SPAC.

The Agreement may be terminated by Genesis SPAC and Genesis Sponsor under certain circumstances, including, among others, (a) by mutual written agreement of Genesis SPAC and Genesis Sponsor, (b) by either Genesis SPAC or Genesis Sponsor if the closing has not occurred on or before on or before the latest of (i) December 13, 2024 and (ii) if one or more extensions to a date following December 13, 2024 are obtained at the election of Genesis SPAC, with Genesis SPAC shareholder vote, in accordance with the Genesis SPAC’s amended and restated memorandum and articles of association, the last date for Genesis SPAC to consummate a Business Combination pursuant to such extensions and (c) by either Genesis SPAC or Genesis Sponsor if the Transaction is prohibited or made illegal by a final, nonappealable governmental order or law.

The board of directors of Genesis SPAC has unanimously (a) approved and declared advisable the Agreement and the transactions contemplated by the Agreement, (ii) determined that the Transaction constitutes a “Business Combination” (as such term is defined in the amended and restated memorandum and articles of association of Genesis SPAC), and (b) resolved to recommend approval of the Agreement and related matters by Genesis SPAC’s shareholders.

Genesis SPAC expects to file proxy materials as promptly as practicable after the date of the Agreement for the purpose of soliciting proxies from holders of Genesis SPAC’s ordinary shares sufficient to obtain shareholder approval of the Agreement and the transactions contemplated by the Agreement, and the Amended SPAC Articles, at a meeting of holders of Genesis SPAC’s ordinary shares to be called and held for such purpose. The closing is expected to occur following the fulfillment or waiver of the closing conditions set forth in the Agreement.

A copy of the Agreement is attached hereto as Annex A. The foregoing description of the Agreement is qualified in its entirety by reference thereto. The Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Genesis SPAC and Genesis Sponsor do not believe that these schedules contain information that is material to an investment decision.

The Contributed Assets and Obligations

Mask Technology

The Contributed Assets are comprised of seven issued patents and three pending patent applications relating to mask technology and uses thereof. The mask technology that the seven issued patents and three pending patent applications cover are:

•        Systems, Methods, Devices and Apparatuses for Detecting Facial Expression

•        System, Method and Apparatuses for Detecting Facial Expression in a Virtual Reality System

•        Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System

•        System, Method and Apparatus for Detecting Facial Expression for Motion Capture

Mask technology involves a mask which is worn on a user’s face. Electrodes contact the skin in the upper half of the face, which attempt to detect facial expressions according to the electrical activity of facial muscles. It may be used for detecting emotions, even when a user’s face is obscured, for example when wearing a virtual reality or augmented reality visor. Emotion detection products may include any product (software or hardware) that provides the determination of emotion or facial expressions, for example for marketing, communications, and human-computer interaction systems. Types of products may include EMG facial masks and video analysis of faces, plus voice analysis. Relevant virtual reality products may include any product (software or hardware) which enables or improves communication through virtual reality, including for conversations meetings and live events

Genesis SPAC expects to sell through partnership or collaborations with a wide variety of companies, which would receive mask technologies and a license to the relevant patent applications, who would then sell products incorporating net technology and pay royalties to Genesis SPAC. The value of these royalty streams depends upon a combination of the potential percentage royalties to be levied and the size of the market against which they could be levied. Markets generally are dynamic, market sizes are generally hard to predict. The proposed markets for mask technologies and IP are only now developing, or in some cases starting, so they’re expected market size disproportionately order to predict.

Relevant industries include: global virtual reality market, the augmented reality market, mixed reality market, facial recognition, emotion detection, wellness, well-being and health market.

Extraordinary General Meeting of Genesis SPAC Shareholders

Date, Time and Place

The Shareholder Extraordinary General Meeting will be held at [    ] and via live webcast at [    ], on [    ], 2023, at [    ]. The Shareholder Extraordinary General Meeting can be accessed by visiting [    ], where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Shareholder Extraordinary General Meeting by means of remote communication.

Proposals at the Shareholder Extraordinary General Meeting

At the Shareholder Extraordinary General Meeting, Genesis SPAC shareholders will vote on the following proposals (collectively, the “Shareholder Proposals”):

1.      Business Combination Proposal — To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, the Contribution and Business Combination Agreement (the “Agreement”) dated November 20, 2023, by and between Genesis SPAC and Genesis Sponsor, a copy of which is attached to this proxy statement as Annex A, and the transactions contemplated thereby (the “Business Combination”) (Shareholder Proposal No. 1);

2.      Name Change Proposal — To consider and vote upon a proposal to approve, by special resolution under Cayman Islands law, the change of name of Genesis SPAC to “NeuroMind AI Corp.”;

3.      Charter Amendment Proposal — To consider and vote upon a proposal to approve, by special resolution under Cayman Islands law, to adopt the amended and restatement memorandum and articles of association of Genesis SPAC (a copy of which is attached to this proxy statement as Annex C) in substitution for the existing memorandum and articles of association of Genesis SPAC; and

4.      Adjournment Proposal — To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, and allow the chairman of the Shareholder Extraordinary General Meeting to adjourn the Shareholder Extraordinary General Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Genesis SPAC shareholders to approve one or more proposals at the Shareholder Extraordinary General Meeting or to ensure that any supplement or amendment to this proxy statement is timely provided to Genesis SPAC shareholders (Shareholder Proposal No. 3).

Voting Power; Record Date

Only Genesis SPAC shareholders have a right to vote on the proposals that will be presented at the Shareholder Extraordinary General Meeting. Genesis SPAC shareholders will be entitled to vote or direct votes to be cast at the Shareholder Extraordinary General Meeting if they owned Genesis SPAC Ordinary Shares at the close of business on [    ], 2024, which is the record date for the Shareholder Extraordinary General Meeting. Genesis SPAC shareholders are entitled to one vote for each Genesis SPAC Ordinary Share that they owned as of the close of business on the record date. If Genesis SPAC shareholders’ shares are held in “street name” or are in a margin or similar account, Genesis SPAC shareholders should contact their broker, bank or other nominee to ensure that votes related to the shares they beneficially own are properly counted. On the record date, there were [            ] Genesis SPAC Ordinary Shares outstanding, of which [            ] are Genesis SPAC Public Shares, 5,850,625 are Founder Shares held by Genesis Sponsor and 474,375 are Founder Shares held by Nomura Securities.

Vote of Genesis Sponsor and Genesis SPAC’s Directors and Officers

Genesis Sponsor and each of Genesis SPAC’s directors and officers have agreed to vote any Genesis SPAC Ordinary Shares owned by them in favor of the Business Combination Proposal, and the other proposals recommended by the Genesis SPAC Board in connection with a Business Combination. As of the date hereof, Genesis Sponsor owns 91.3% of the issued and outstanding Genesis SPAC Ordinary Shares and will be able to vote all such shares at the Shareholder Extraordinary General Meeting.

Quorum and Required Vote for Proposals for the Shareholder Extraordinary General Meeting

The holders of at least one-third of the issued and outstanding Genesis SPAC Ordinary Shares entitled to vote as of the record date at the Shareholder Extraordinary General Meeting must be present, in person via the virtual meeting platform or represented by proxy, at the Shareholder Extraordinary General Meeting to constitute a quorum and in order to conduct business at the Shareholder Extraordinary General Meeting. Each of the Business Combination Proposal (and consequently, the Agreement and the Business Combination) and the Adjournment Proposal will be approved only if at least a majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting vote “FOR” each such proposal. The Name Change Proposal will be approved only if a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting vote “FOR” the Name Change Proposal. The Charter Amendment Proposal will be approved only if a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting vote “FOR” the Charter Amendment Proposal. Failure to vote by proxy or to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, abstentions and broker non-votes will have no effect on the vote to approve any of the Business Combination Proposal, the Charter Amendment Proposal and the Adjournment Proposal.

Recommendation of the Genesis SPAC Board

The Genesis SPAC Board believes that approval of each of the Shareholder Proposals to be presented at the Shareholder Extraordinary General Meeting is in the best interests of Genesis SPAC and its shareholders and unanimously recommends that its shareholders vote “FOR” each of the proposals.

Interests of Certain Persons in the Business Combination

Interests of Genesis Sponsor and Genesis SPAC’s Directors and Officers

When considering the Genesis SPAC Board’s recommendation to vote in favor of approving the Business Combination Proposal and the other proposals described in this proxy statement, Genesis SPAC Public Shareholders should keep in mind that Genesis Sponsor and Genesis SPAC’s directors and officers have interests in such proposals that may be different from, or in addition to (and which may conflict with), the interests of Genesis SPAC Public Shareholders generally. The Genesis SPAC Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to the Genesis SPAC Public Shareholders that they approve the proposals to be presented to the Genesis SPAC Public Shareholders. Genesis SPAC Public Shareholders should take these interests into account in deciding whether to approve the proposals set forth in this proxy statement.

These interests include, among other things:

•        the fact that (i) Genesis Sponsor paid approximately $8.9 million in consideration for its Founder Shares and Genesis SPAC Private Placement Warrants comprised of (A) $25,000 for the 6,325,000 currently outstanding Founder Shares (including 474,375 Founder Shares transferred to Nomura Securities in December 2021) (i.e., approximately $0.03 per share) and (B) $8,875,000 for its 8,875,000 Genesis SPAC Private Placement Warrants (i.e., $1.00 per warrant) and (ii) all Founder Shares and Genesis SPAC Private Placement Warrants will become worthless if Genesis SPAC fails to complete an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022, unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions). The 6,325,000 Founders Shares had an aggregate market value of approximately $75.3 million based on the closing price of Genesis SPAC’s ordinary shares of $11.91 on the OTC as of February 9, 2024, and the 8,875,000 Genesis SPAC Private Placement Warrants had an aggregate market value of approximately $355,000 based on the closing price of Genesis SPAC’s warrants of $0.04 on the OTC as of February 9, 2024. Given the differential in the approximately $8.9 million aggregate purchase price that Genesis Sponsor paid for the Founder Shares and the Genesis SPAC Private Placement Warrants as compared to the price of the Genesis SPAC Public Units in the Genesis SPAC IPO, Genesis Sponsor and its affiliates will likely earn a positive rate of return on their investment even if the Genesis SPAC Public Shareholders experience a negative rate of return following the completion of the Business Combination;

•        the fact that, on December 9, 2022, Genesis Sponsor deposited $2,530,000 in cash into the Trust Account, to extend the date by which Genesis SPAC has to complete an initial business combination pursuant to its Articles of Association and on July 19, 2023, Genesis SPAC entered into an Extension Promissory Note with Genesis Sponsor to document the repayment of the extension payment (the “Note”). The Note does not bear interest and is payable upon the earlier of demand and the liquidation of the Company and if a business combination is not consummated, the Note will be repaid solely to the extent that Genesis SPAC has funds available to it outside of the Trust Account.

•        the fact that none of Genesis SPAC’s directors and officers is required to commit their full time to Genesis SPAC’s affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities;

•        the fact that each of Genesis SPAC’s directors and officers presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such director or officer is or will be required to present a business combination opportunity to such entity. Genesis SPAC does not believe, however, that the pre-existing fiduciary duties or contractual obligations of its directors and officers will materially undermine its ability to complete the Business Combination, and such pre-existing fiduciary duties and contractual obligations did not materially affect its search for an acquisition target;

•        the fact that Genesis Sponsor and Genesis SPAC’s directors and officers have agreed not to redeem any Founder Shares or Genesis SPAC Class A Ordinary Shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

•        the fact that Genesis Sponsor and certain of Genesis SPAC’s directors and officers is a member of Genesis Sponsor or has a direct or indirect economic interest in Genesis Sponsor;

•        the fact that all of Genesis SPAC’s directors will become directors of the Post-Combination Company;

•        the fact that Genesis Sponsor and Genesis SPAC’s directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Genesis SPAC fails to complete an initial business combination by the specified deadline;

•        the fact that, prior to the closing of the Business Combination, Genesis SPAC intends to enter into a warrant exchange agreement with Genesis Sponsor, pursuant to which, immediately prior to the closing of the Business Combination, 8,875,000 private placement warrants will be cancelled in full and, in consideration therefor, Genesis SPAC will issue an aggregate 221,875,000 Class A ordinary shares to Genesis Sponsor on a private placement basis;

•        the fact that if the Trust Account is liquidated, including if Genesis SPAC is unable to complete an initial business combination within the required time period, Genesis Sponsor has agreed to indemnify Genesis SPAC to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Genesis SPAC has entered into an acquisition agreement or claims of any third party (other than the independent public accountants) for services rendered or products sold to Genesis SPAC, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•        the continuation of the directors’ and officers’ liability insurance after the Business Combination;

•        the fact that if an initial business combination is not consummated within the required time period, in addition to Genesis Sponsor and Genesis SPAC’s officers and directors losing their entire investment in Genesis SPAC, they will not be reimbursed for any out-of-pocket expenses;

Assuming the exercise and conversion of all securities, the sponsor and its affiliates’ total potential ownership interest in the combined company would be 227,725,625 ordinary shares, or 94.5%, of the Post-Combination Company.

The approximate dollar value of Genesis Sponsor’s interest in the Business Combination, based on the transaction value determined, is $19.9.

In the aggregate, Genesis Sponsor and its affiliates have approximately $11.43 million at risk that depends upon the completion of a business combination. There are no fees contingent upon a business combination payable to Genesis Sponsor’s affiliates upon consummation of the Business Combination. The foregoing interests present a risk that Genesis Sponsor and its affiliates will benefit from the completion of a business combination, including in a manner that may not be aligned with Genesis SPAC Public Shareholders. As such, Genesis Sponsor may be incentivized to complete an initial business combination with a less favorable target company or on terms less favorable to Genesis SPAC Public Shareholders rather than liquidate.

These interests may influence the Genesis SPAC Board in making their recommendation that Genesis SPAC shareholders vote in favor of the approval of the Business Combination Proposal and the other proposals to be voted on at the Shareholder Extraordinary General Meeting.

The Genesis SPAC board is comprised of Eyal Perez, who also acts as Chief Executive Officer and Chief Financial Officer of Genesis SPAC, Michael Lahyani, who also acts as Chief Strategy Officer and President of Genesis SPAC, and Cem Habib, who is the only independent director on the Genesis SPAC board. The Genesis SPAC Board considered, among other things, the interests that Genesis Sponsor and Genesis SPAC’s directors and officers have in the transaction, the $21 million MindMaze IP Purchase Price, and the opinion and valuation report of KISSPatent with respect to the Contributed Assets in recommending to the Genesis SPAC Public Shareholders that they approve the proposals to be presented.

U.S. Federal Income Tax Considerations

For a detailed discussion of material U.S. federal income tax considerations of the Business Combination, please see the section titled “U.S. Federal Income Tax Considerations.”

Cayman Islands Tax Considerations

For a summary of material Cayman Islands tax considerations relating to the transfer of Ordinary Shares, please see the section titled “Cayman Islands Tax Considerations.”

Anticipated Accounting Treatment

The Contribution and Business Combination Agreement by and between Genesis Growth Tech Acquisition Corp. and Genesis Growth Tech LLC will be accounted for as an asset acquisition pursuant to ASC 805.

Foreign Private Issuer

Following the Business Combination, the Post-Combination Company will be a foreign private issuer under the U.S. federal securities laws and will be subject to different obligations under the Securities Act and the Exchange Act than domestic U.S. issuers. This means that, even after the Post-Combination Company no longer qualifies as an “emerging growth company,” as long as it qualifies as a “foreign private issuer” under the Securities Act or the Exchange Act, it will be exempt from certain requirements under the Securities Act or the Exchange Act that impose registration, reporting, disclosure or procedural obligations that are applicable to U.S. domestic public companies. Such exemptions include the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act; the sections of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and liability for insiders who profit from trades made in a short period of time; the rules under the Exchange Act requiring the filing with the SEC of quarterly reports on Form 10-Q containing unaudited financial and other specified information, or current reports on Form 8-K, upon the occurrence of specified significant events; and the form requirements for certain Securities Act registration statements.

In addition, the Post-Combination Company will not be required to file annual reports and financial statements with the SEC as promptly as U.S. domestic companies whose securities are registered under the Exchange Act, and will not be required to comply with Regulation FD, which restricts the selective disclosure of material information. The Post-Combination Company’s directors, senior management and principal shareholders are not subject to short-swing profit and insider trading reporting obligations under Section 16 of the Exchange Act. They will, however, be subject to the obligations to report changes in share ownership under Section 13 of the Exchange Act and related SEC rules.

Emerging Growth Company

Following the Business Combination, the Post-Combination Company will be an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, the reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and the exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

The Post-Combination Company will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our IPO, (b) in which the Post-Combination Company has total annual gross revenue of at least $1.235 billion (as adjusted for inflation pursuant to SEC rules from time to time), or (c) in which the Post-Combination Company is deemed to be a large accelerated filer, which means the market value of its common stock that is held by non-affiliates equals or exceeds $700 million as of the prior June 30th, and (2) the date on which it has issued more than $1.0 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.

Redemption Rights

Pursuant to the Genesis SPAC Articles, holders of Genesis SPAC Public Shares may elect to have their shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account and other income earned on the funds held in the Trust Account and not previously released to Genesis SPAC to pay its income taxes (if any), by (ii) the total number of then-outstanding Genesis SPAC Public Shares. However, a Genesis SPAC Public Shareholder, together with any of its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the Genesis SPAC Class A Ordinary Shares included in the Genesis SPAC Public Units sold in the Genesis SPAC IPO without Genesis SPAC’s prior consent.

If a holder exercises its redemption rights, then such holder will be exchanging its Genesis SPAC Class A Ordinary Shares for cash and will no longer own shares of the Post-Combination Company. Such a holder will be entitled to receive cash for its Genesis SPAC Public Shares only if it properly demands redemption, identifies to Genesis SPAC the beneficial holder of the Genesis SPAC Public Shares being redeemed and delivers its shares (either physically or electronically) to Genesis SPAC’s Transfer Agent in accordance with the procedures described herein. Please see the section titled “Extraordinary General Meeting of Genesis SPAC Shareholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Appraisal Rights

None of the holders of Genesis SPAC securities have appraisal rights in connection with the Business Combination under the Cayman Act.

Proxy Solicitation

Genesis SPAC is soliciting proxies on behalf of the Genesis SPAC Board in connection with the Shareholder Extraordinary General Meeting. Proxies may be solicited by mail, via telephone or via e-mail or other electronic correspondence. Genesis SPAC has engaged [    ] to assist in the solicitation of proxies.

If a Genesis SPAC shareholder grants a proxy, such shareholder may still vote its shares in person via the virtual meeting platform if it revokes its proxy before the Shareholder Extraordinary General Meeting. A Genesis SPAC shareholder may also change its vote by submitting a later-dated proxy, as described in the section titled “Extraordinary General Meeting of Genesis SPAC Shareholders — Revoking Your Proxy

Summary Risk Factors

In evaluating the proposals to be presented at the Shareholder Extraordinary General Meeting, you should carefully read this proxy statement and especially consider the factors discussed in the section titled “Risk Factors.” These risks include, but are not limited to the following:

•        If the Post-Combination Company does not pay the MindMaze IP Purchase Price by May 31, 2024, then MindMaze will have the right to terminate the Patent Purchase Agreement and require Genesis SPAC to return the Contributed Assets to MindMaze.

•        Our limited operating history may make it difficult for you to evaluate the success of our business to date and to assess our future viability.

•        We expect to face substantial competition, which may result in others discovering, developing or commercializing products before or more successfully than we do. Our competitors may range from small startups to companies such as Alphabet, Meta, Samsung, and others, many of which will have significantly greater financial resources.

•        We may enter into collaborations with third parties for the development or commercialization of our product candidates. If our collaborations are not successful, we may not be able to capitalize on the market potential of these product candidates.

•        If we are not able to establish collaborations, we may have to alter our development and commercialization plans and our business could be adversely affected.

•        We may be unable to obtain and maintain patent protection for our technology, products and product candidates, or the scope of the patent protection obtained may not be sufficiently broad or enforceable, such that our competitors could develop and commercialize technology, products and product candidates similar or identical to ours, and our ability to successfully commercialize our technology, products and product candidates may be impaired.

•        Recent patent reform legislation could increase the uncertainties and costs surrounding the prosecution of our patent applications and the enforcement or defense of our issued patents.

•        We may become involved in lawsuits to protect or enforce our patents or other intellectual property, which could be expensive, time-consuming and unsuccessful.

•        Third parties may initiate legal proceedings alleging that we are infringing, misappropriating or otherwise violating their intellectual property rights, the outcome of which would be uncertain and could have a material adverse effect on the success of our business.

•        Obtaining and maintaining patent protection depends on compliance with various procedural, document submission, fee payment and other requirements imposed by governmental patent agencies, and our patent protection could be reduced or eliminated for non-compliance with these requirements.

•        Some intellectual property which we own may have been discovered through government funded programs and thus may be subject to federal regulations such as “march-in” rights, certain reporting requirements, and a preference for United States industry. Compliance with such regulations may limit our exclusive rights, subject us to expenditure of resources with respect to reporting requirements, and limit our ability to contract with non-U.S. manufacturers.

•        We may not be able to protect our intellectual property and proprietary rights throughout the world.

•        We may be subject to claims by third parties asserting that we or our employees have misappropriated their intellectual property, or claiming ownership of what we regard as our own intellectual property.

•        Intellectual property litigation or other legal proceedings relating to intellectual property could cause us to spend substantial resources and distract our personnel from their normal responsibilities.

•        Third parties may misappropriate our proprietary data, information, or trade secrets despite a contractual obligation not to do so.

•        Confidentiality agreements with employees and third parties may not prevent unauthorized disclosure of proprietary information and trade secrets.

•        In addition to patents, we expect to rely on confidentiality agreements to protect our intellectual property and other·

•        The loss of any of Genesis SPAC’s management team, an inability to execute an effective succession plan, or an inability to attract and retain qualified personnel could adversely affect operations, strategy and business.

•        During the pendency of the Business Combination, Genesis SPAC will not be able to enter into a business combination with another party because of restrictions in the Agreement.

•        We will require additional capital after the closing of the Business Combination, which may not be available or may only be available on unfavorable terms. We may also encounter difficulty in obtaining funds to meet our commitments.

•        Genesis SPAC may not be able to establish the strategic partnerships necessary to develop, market and monetize the Contributed Assets.

•        Genesis SPAC’s commercial opportunity will be reduced or eliminated if competitors develop and market products that are more effective, or are less expensive than ours.

•        Genesis Sponsor has agreed to vote in favor of the Business Combination Proposal, regardless of how the Genesis SPAC Public Shareholders vote, and has agreed not to redeem its Genesis SPAC Ordinary Shares in connection with the Business Combination.

•        Because the Post-Combination Company will become a publicly held company by virtue of the Business Combination as opposed to an underwritten initial public offering (which uses the services of one or more underwriters), less due diligence on the Contributed Assets and Obligations may have been conducted as compared to an underwritten initial public offering.

•        Genesis Sponsor and certain of Genesis SPAC’s current officers and directors have interests in the Business Combination that are different from or are in addition to (and which may conflict with) other shareholders in recommending approving the Business Combination Proposal, and the other proposals described in this proxy statement. Such conflicts of interests include that Genesis Sponsor and Genesis SPAC’s officers and directors will lose their entire investment in Genesis SPAC if the Business Combination is not completed.

•        Genesis SPAC may not have sufficient funds to consummate the Business Combination.

•        If, before distributing the proceeds in the Trust Account to Genesis SPAC Public Shareholders, Genesis SPAC files a bankruptcy or insolvency petition or an involuntary bankruptcy or insolvency petition is filed against Genesis SPAC that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of Genesis SPAC Public Shareholders and the per-share amount that would otherwise be received by Genesis SPAC Public Shareholders in connection with its liquidation may be reduced.

•        We have identified material weaknesses in our disclosure controls and procedures and internal control over financial reporting. If not remediated, our failure to establish and maintain effective disclosure controls and procedures and internal control over financial reporting could result in material misstatements in our financial statements and a failure to meet our reporting and financial obligations, each of which could have a material adverse effect on our financial condition and the trading price of our securities.

•        Subsequent to the completion of the Business Combination, the Post-Combination Company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the price of the Post-Combination Company Shares, which could cause you to lose some or all of your investment.

RISK FACTORS

You should carefully review and consider the following risk factors and the other information contained in this proxy statement, including the financial statements and notes to the financial statements included herein, in evaluating the Business Combination and the proposals described herein. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may have a material and adverse effect on the business, cash flows, financial condition and results of operations of the Post-Combination Company. Genesis SPAC and Genesis Sponsor and the Post-Combination Company may face additional risks and uncertainties that are not presently known to such entity, or that are currently deemed immaterial, which may also impair the business or financial condition of Genesis SPAC, Genesis Sponsor and/or the Post-Combination Company.

Risks Related to the Contributed Assets and Obligations

If the Post-Combination Company does not pay the MindMaze IP Purchase Price by May 31, 2024, then MindMaze will have the right to terminate the Patent Purchase Agreement and require Genesis SPAC to return the Contributed Assets to MindMaze.

In connection with the Business Combination, Genesis SPAC will assume and agree to perform and discharge all of Genesis Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to the MindMaze IP Purchase Price of $21 million on or prior to May 31, 2024. If the Post-Combination Company does not pay the MindMaze IP Purchase Price by May 31, 2024, then MindMaze will have the right to terminate the Patent Purchase Agreement and require Genesis SPAC to return the Contributed Assets to MindMaze, in addition to any other remedies available to MindMaze under law, in equity or otherwise, making it impossible for us to commercialize the Contributed Assets.

We will require additional capital after the closing of the Business Combination, which may not be available or may only be available on unfavorable terms. We may also encounter difficulty in obtaining funds to meet our commitments.

Under the Agreement, Genesis SPAC will assume and agree to perform and discharge all of Genesis Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to the MindMaze IP Purchase Price on or prior to May 31, 2024.

We will be required to obtain financing to meet this and other financial obligations. Any sources of capital, if available at all, may be on terms that are unfavorable to us. Our access to additional sources of capital will depend on a variety of factors, such as market conditions, the general availability of credit, the availability of credit to the industries in which we operate, our results of operations, financial condition, credit ratings and credit capacity, as well as pending patent applications.

Our inability to obtain adequate capital when needed could have a negative impact on our ability to invest in, or take advantage of opportunities to expand our businesses, such as possible acquisitions or the creation of new ventures and inhibit our ability to obtain financing on terms acceptable to us. Any of these effects could have a material adverse effect on our results of operations and financial condition.

Our limited operating history may make it difficult for you to evaluate the success of our business to date and to assess our future viability.

We are an early-stage company. Our operations to date have been limited to organizing and staffing our company, acquiring rights to intellectual property, business planning, raising capital and engaging in activities to prepare for the commercialization of the Contributed Assets. Although we are preparing for the commercialization of Contributed Assets, we have no history of commercializing products, are still in the process of preparing for the commercialization of Contributed Assets and, to date, have not generated any revenues. Consequently, any predictions you make about our future success or viability may not be as accurate as they could be if we had a longer operating history.

In addition, as a new business, we may encounter unforeseen expenses, difficulties, complications, delays and other known and unknown factors. We are in the early stages of the process of transitioning from a company whose purpose is effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities, to a company capable of supporting commercial activities. We may not be successful in such a transition.

We expect our financial condition and operating results to fluctuate significantly from quarter-to-quarter and year-to-year due to a variety of factors, many of which are beyond our control. Accordingly, you should not rely upon the results of any quarterly or annual periods as indications of future operating performance.

We expect to face substantial competition, which may result in others discovering, developing or commercializing products before or more successfully than we do. Our competitors may range from small startups to companies such as Alphabet, Meta, Samsung, and others, many of which will have significantly greater financial resources.

The development and commercialization of mask technology is highly competitive. We expect to face competition with respect to the Contributed Assets and will face competition with respect to any other product candidates that we may seek to develop or commercialize in the future, from small start-ups to companies such as Alphabet, Meta, Samsung, and others, many of which will have significantly greater financial resources than we do. Potential competitors also include academic institutions, government agencies and other public and private research organizations that conduct research, seek patent protection and establish collaborative arrangements for research, development, manufacturing and commercialization.

Our product and our product candidates will target markets that are already served by a variety of competing products. Many of these existing products have achieved widespread acceptance in the marketplace.

Our commercial opportunity could be reduced or eliminated if our competitors develop and commercialize products that are more effective, are more convenient or are less expensive than our products. Our competitors may also establish a strong market position before we are able to enter the market.

Many of the companies against which we expect to compete have significantly greater financial resources and expertise in research and development, manufacturing, testing, and marketing products than we do. Mergers and acquisitions in the industry may result in even more resources being concentrated among a smaller number of our competitors. Smaller and other early stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large and established companies. These third parties may compete with us in recruiting and retaining qualified personnel, as well as in acquiring technologies complementary to, or necessary for, our programs.

We may enter into collaborations with third parties for the development or commercialization of our product candidates. If our collaborations are not successful, we may not be able to capitalize on the market potential of these product candidates.

We expect to utilize a variety of types of collaboration, distribution and other marketing arrangements with third parties to develop and commercialize the Contributed Assets or any of our product candidates. We also may seek third-party collaborators for development and commercialization of other product candidates. We are not currently party to any such arrangement. However, if we do enter into any such arrangements with any third parties in the future, we will likely have limited control over the amount and timing of resources that our collaborators dedicate to the development or commercialization of our product candidates. Our ability to generate revenues from these arrangements will depend on our collaborators’ abilities and efforts to successfully perform the functions assigned to them in these arrangements.

Collaborations that we enter into may pose a number of risks, including the following:

•        collaborators have significant discretion in determining the amount and timing of efforts and resources that they will apply to these collaborations;

•        collaborators may not perform their obligations as expected;

•        collaborators may not pursue development of our product candidates or may elect not to continue or renew development programs based on results of product trials or other studies, changes in the collaborators’ strategic focus or available funding, or external factors, such as an acquisition, that divert resources or create competing priorities;

•        collaborators may not pursue commercialization of our product candidates or may elect not to continue or renew commercialization programs based on changes in the collaborators’ strategic focus or available funding, or external factors, such as an acquisition, that divert resources or create competing priorities;

•        collaborators may delay product trials, provide insufficient funding for a trial program, stop a product trial or abandon a product candidate, repeat or conduct new product trials or require a new formulation of a product candidate for testing;

•        collaborators could independently develop, or develop with third parties, products that compete directly or indirectly with our products or product candidates if the collaborators believe that competitive products are more likely to be successfully developed or can be commercialized under terms that are more economically attractive than ours;

•        product candidates discovered in collaboration with us may be viewed by our collaborators as competitive with their own product candidates or products, which may cause collaborators to cease to devote resources to the commercialization of our product candidates;

•        disagreements with collaborators, including disagreements over proprietary rights, contract interpretation or the preferred course of development, might cause delays or termination of the research, development or commercialization of product candidates, might lead to additional responsibilities for us with respect to product candidates, or might result in litigation or arbitration, any of which would divert management attention and resources, be time-consuming and expensive;

•        collaborators may not properly maintain or defend our intellectual property rights or may use our proprietary information in such a way as to invite litigation that could jeopardize or invalidate our intellectual property or proprietary information or expose us to potential litigation;

•        collaborators may infringe the intellectual property rights of third parties, which may expose us to litigation and potential liability; and

•        collaborations may be terminated for the convenience of the collaborator and, if terminated, we could be required to raise additional capital to pursue further development or commercialization of the applicable product candidates.

Collaboration agreements may not lead to development or commercialization of product candidates in the most efficient manner, or at all. If any collaborations that we enter into do not result in the successful development and commercialization of products or if one of our collaborators terminates its agreement with us, we may not receive any future research funding or milestone or royalty payments under the collaboration. If we do not receive the funding we expect under these agreements, our development of our product candidates could be delayed and we may need additional resources to develop our product candidates. All of the risks relating to product development and commercialization described herein also apply to the activities of our collaborators.

Additionally, subject to its contractual obligations to us, if a collaborator of ours were to be involved in a business combination, it might de-emphasize or terminate the development or commercialization of any product candidate licensed to it by us. If one of our collaborators terminates its agreement with us, we may find it more difficult to attract new collaborators and our perception in the business and financial communities could be harmed.

If we are not able to establish collaborations, we may have to alter our development and commercialization plans and our business could be adversely affected.

For some of our product candidates, we may decide to collaborate with other companies for the development of our product candidates and the commercialization of our products or the potential commercialization of our product candidates. We expect to face significant competition in seeking appropriate collaborators. Whether we reach a definitive agreement for a collaboration will depend, among other things, upon our assessment of the collaborator’s resources and expertise, the terms and conditions of the proposed collaboration and the proposed collaborator’s evaluation of a number of factors. Those factors may include the design or results of product trials, the potential market for the subject product candidate, the costs and complexities of manufacturing and delivering such product candidate to consumers, the potential of competing products, the existence of uncertainty with respect to our ownership of technology, which can exist if there is a challenge to such ownership without regard to the merits of the challenge, and industry and market conditions generally. The collaborator may also consider alternative product candidates or technologies that may be available to collaborate on and whether such a collaboration could be more attractive than the one with us for our product or product candidate. We may also be restricted under future license agreements from entering into agreements on certain terms with potential collaborators. Collaborations are complex and time-consuming to negotiate and document. In addition, business combinations among potential collaborators would result in a reduced number of potential future collaborators.

If we are unable to reach agreements with suitable collaborators on a timely basis, on acceptable terms, or at all, we may have to curtail the development of a product candidate, reduce or delay its development program or one or more of our other development programs, delay the commercialization of a product or a product candidate or reduce the scope of any sales or marketing activities, or increase our expenditures and undertake development or commercialization activities at our own expense. If we elect to fund and undertake development or commercialization activities on our own, we may need to obtain additional expertise and additional capital, which may not be available to us on acceptable terms or at all. If we fail to enter into collaborations and do not have sufficient funds or expertise to undertake the necessary development and commercialization activities, we may not be able to further develop our product candidates or bring them to market or continue to develop our product platform.

Risks Related to Our Intellectual Property

We may be unable to obtain and maintain patent protection for our technology, products and product candidates, or the scope of the patent protection obtained may not be sufficiently broad or enforceable, such that our competitors could develop and commercialize technology, products and product candidates similar or identical to ours, and our ability to successfully commercialize our technology, products and product candidates may be impaired.

Our success depends in large part on our ability to obtain and maintain patent protection in the United States and other countries with respect to our proprietary technology, products and product candidates. The Contributed Assets include seven issued patents and three pending patent applications relating to mask technology and uses thereof.

The patent prosecution process is expensive and time-consuming, and we may not have filed, maintained, or prosecuted and may not be able to file, maintain and prosecute all necessary or desirable patents or patent applications at a reasonable cost or in a timely manner. We may also fail to identify patentable aspects of our research and development output before it is too late to obtain patent protection.

The patent position of neurotechnology companies generally is highly uncertain, involves complex legal and factual questions and has in recent years been the subject of much litigation. As a result, the issuance, scope, validity, enforceability and commercial value of our patent rights are highly uncertain. Our pending and future patent applications may fail to result in issued patents in the United States or in other foreign countries which protect our technology, products or product candidates, or which effectively prevent others from commercializing competitive technologies and products. In addition, the laws of foreign countries may not protect our rights to the same extent as the laws of the United States, and the standards applied by the U.S. Patent and Trademark Office and foreign patent offices in granting patents are not always applied uniformly or predictably. Publications of discoveries in the scientific literature often lag behind the actual discoveries, and patent applications in the United States and other jurisdictions are typically not published until 18 months after filing, or in some cases not at all. Therefore, we cannot be certain whether we or the prior owners of Contributed Assets were the first to make the inventions claimed in our owned patents or pending patent applications, or that we or the prior owners of Contributed Assets were the first to file for patent protection of such inventions. Databases for patents and publications, and methods for searching them, are inherently limited so we may not know the full scope of all issued and pending patent applications. As a result, the issuance, scope, validity, enforceability, and commercial value of our patent rights are uncertain. Our pending and future patent applications may not result in patents being issued which protect our technology, products or product candidates, in whole or in part, or which effectively prevent others from commercializing competitive technologies, products and product candidates. In particular, during prosecution of any patent application, the issuance of any patents based on the application may depend upon our ability to generate additional data that support the patentability of our proposed claims. We may not be able to generate sufficient additional data on a timely basis, or at all. Moreover, changes in either the patent laws or interpretation of the patent laws in the United States and other countries may diminish the value of our patents or narrow the scope of our patent protection.

Even if our owned patent applications issue as patents, they may not issue in a form that will provide us with any meaningful protection for our proprietary technology, products and product candidates, prevent competitors from competing with us, or otherwise provide us with any competitive advantage. Our competitors may be able to circumvent our owned patents by developing similar or alternative technologies, products or product candidates in a non-infringing manner.

The issuance of a patent is not conclusive as to its inventorship, ownership, scope, validity, or enforceability, and our owned patents may be challenged in the courts or patent offices in the United States and abroad. Such challenges may result in loss of exclusivity or in patent claims being narrowed, invalidated or held unenforceable, in whole or in part, which could limit our ability to stop others from using or commercializing similar or identical technology, products or product candidates, or limit the duration of the patent protection of our technology, products and product candidates. Given the amount of time required for the development, testing, and regulatory review of new product candidates, patents protecting such candidates might expire before or shortly after such candidates are commercialized. As a result, our patent portfolio may not provide us with sufficient rights to exclude others from commercializing products similar or identical to ours.

Changes either in patent laws or in interpretations of patent laws in the United States and other countries may diminish the value of our intellectual property rights. Depending on the decisions and actions taken by the US Congress, the federal courts, and the US Patent and Trademark Office, the laws and regulations governing patents could change in unpredictable ways that would weaken our ability to obtain new patents or to enforce our existing patents and patents that we might obtain in the future.

Recent patent reform legislation could increase the uncertainties and costs surrounding the prosecution of our patent applications and the enforcement or defense of our issued patents.

On September 16, 2011, Leahy-Smith America Invents Act, or the Leahy-Smith Act, was signed into law. The Leahy-Smith Act includes a number of significant changes to United States patent law. These include provisions that affect the way patent applications are prosecuted and may also affect patent litigation. The United States Patent Office recently developed new regulations and procedures to govern administration of the Leahy-Smith Act, and many of the substantive changes to patent law associated with the Leahy-Smith Act, and in particular, the first to file provisions, only became effective on March 16, 2013. The first to file provisions limit the rights of an inventor to patent an invention if not the first to file an application for patenting that invention, even if such invention was the first invention. Accordingly, it is not clear what, if any, impact the Leahy-Smith Act will have on the operation of our business. However, the Leahy-Smith Act and its implementation could increase the uncertainties and costs surrounding the prosecution of our patent applications and the enforcement or defense of our issued patents, which could have a material adverse effect on our business, financial condition, results of operations and prospects. For example, the Leahy-Smith Act provides a new administrative tribunal known as the Patent Trial and Appeals Board, or PTAB, that provides a venue for companies to challenge the validity of competitor patents at a cost that is much lower than district court litigation and on timelines that are much faster. Although it is not clear what, if any, long term impact the PTAB proceedings will have on the operation of our business, the initial results of patent challenge proceedings before the PTAB since its inception in 2013 have resulted in the invalidation of many U.S. patent claims. The availability of the PTAB as a lower-cost, faster and potentially more potent tribunal for challenging patents could therefore increase the likelihood that our own patents will be challenged, thereby increasing the uncertainties and costs of maintaining, defending and enforcing them.

We may become involved in lawsuits to protect or enforce our patents or other intellectual property, which could be expensive, time-consuming and unsuccessful.

Competitors and other third parties may infringe, misappropriate or otherwise violate our owned and licensed patents, trade secrets, or other intellectual property. As a result, to counter infringement, misappropriation or unauthorized use, we may be required to file infringement or misappropriation claims or other intellectual property related proceedings, which can be expensive and time-consuming. Any claims we assert against perceived infringers could provoke these parties to assert counterclaims against us alleging that we infringe their patents or that our asserted patents are invalid. In addition, in a patent infringement or other intellectual property related proceeding, a court may decide that a patent of ours is invalid or unenforceable, in whole or in part, construe the patent’s claims narrowly or refuse to stop the other party from using the technology at issue on the grounds that our patents do not cover the technology in question. An adverse result in any litigation proceeding could put one or more of our patents at risk of being invalidated, held unenforceable or interpreted narrowly, and could put any of our patent applications at risk of not yielding an issued patent. Furthermore, because of the substantial amount of discovery required in connection with intellectual property litigation, there is a risk that some of our confidential information or trade secrets could be compromised by disclosure during this type of litigation.

We may be subject to a third-party preissuance submission of prior art to the U.S. Patent and Trademark Office, or become involved in other contested proceedings such as opposition, derivation, reexamination, inter partes review, post-grant review, or interference proceedings in the United States or elsewhere, challenging our patent rights or the patent rights of others. An adverse determination in any such submission, proceeding or litigation could reduce the scope of, or invalidate, our patent rights, allow third parties to commercialize our technology or product candidates and compete directly with us, without payment to us, or result in our inability to manufacture or commercialize products without infringing third-party patent rights. In addition, if the breadth or strength of protection provided by our patents and patent applications is threatened, it could dissuade companies from collaborating with us to license, develop or commercialize current or future product candidates.

Third parties may initiate legal proceedings alleging that we are infringing, misappropriating or otherwise violating their intellectual property rights, the outcome of which would be uncertain and could have a material adverse effect on the success of our business.

Our commercial success depends upon our ability to commercialize the Contributed Assets, and use our proprietary technologies without infringing, misappropriating or otherwise violating the intellectual property and other proprietary rights of third parties. There is a considerable amount of intellectual property litigation in the industries in which we will compete. We may become party to, or threatened with, infringement litigation claims regarding our products, product candidates and technology, including claims from competitors or from non-practicing entities that have no relevant product revenue and against whom our own patent portfolio may have no deterrent effect. Moreover, we may become party to future adversarial proceedings or litigation regarding our patent portfolio or the patents of third parties. Such proceedings could also include contested post-grant proceedings such as oppositions, inter partes review, reexamination, interference, or derivation proceedings before the U.S. Patent and Trademark Office or foreign patent offices.

The legal threshold for initiating litigation or contested proceedings is low, so that even lawsuits or proceedings with a low probability of success might be initiated and require significant resources to defend. Litigation and contested proceedings can also be expensive and time-consuming, and our adversaries in these proceedings may have the ability to dedicate substantially greater resources to prosecuting these legal actions than we can. The risks of being involved in such litigation and proceedings may increase as our product candidates near commercialization and as we gain the greater visibility associated with being an operating public company. Third parties may assert infringement claims against us based on existing patents or patents that may be granted in the future. We may not be aware of all such intellectual property rights potentially relating to our products or product candidates and their uses. Thus, we do not know with certainty that the Contributed Assets or any of our product candidates, or our development and commercialization thereof, do not and will not infringe or otherwise violate any third party’s intellectual property.

If we are found to infringe, misappropriate or otherwise violate a third party’s intellectual property rights, we could be required to obtain a license from such third party to continue developing and marketing our products, product candidates and technology. However, we may not be able to obtain any required license on commercially reasonable terms or at all. Even if we were able to obtain a license, it could be non-exclusive, thereby giving our competitors access to the same technologies licensed to us and could require us to make substantial licensing and royalty payments. We could be forced, including by court order, to cease commercializing the infringing technology, products or product candidates. In addition, we could be found liable for monetary damages, including treble damages and attorneys’ fees if we are found to have willfully infringed a patent and could be forced to indemnify our customers or collaborators. A finding of infringement could also result in an injunction that prevents us from commercializing our products or product candidates or forces us to cease some of our business operations, which could materially harm our business. In addition, we may be forced to redesign our product candidates, seek new regulatory approvals and indemnify third parties pursuant to contractual agreements. Claims that we have misappropriated the confidential information or trade secrets of third parties could have a similar negative impact on our business.

Obtaining and maintaining patent protection depends on compliance with various procedural, document submission, fee payment and other requirements imposed by governmental patent agencies, and our patent protection could be reduced or eliminated for non-compliance with these requirements.

Periodic maintenance, renewal and annuity fees on any issued patent must be paid to the U.S. Patent and Trademark Office and foreign patent agencies in several stages or annually over the lifetime of our owned and licensed patents and patent applications. The U.S. Patent and Trademark Office and various foreign governmental patent agencies require compliance with a number of procedural, documentary, fee payment and other similar provisions during the patent application process. In certain circumstances, we may rely on licensing partners to pay these fees to, or comply with the procedural and documentary rules of, the relevant patent agency. While an inadvertent lapse can in many cases be cured by payment of a late fee or by other means in accordance with the applicable rules, there are situations in which noncompliance can result in abandonment or lapse of the patent or patent application, resulting in partial or complete loss of patent rights in the relevant jurisdiction. Non-compliance events that could result in abandonment or lapse of a patent or patent application include failure to respond to official actions within prescribed time limits, non-payment of fees and failure to properly legalize and submit formal documents. If we or our licensors fail to maintain the patents and patent applications covering our product candidates, it would have a material adverse effect on our business.

Some intellectual property which we own may have been discovered through government funded programs and thus may be subject to federal regulations such as “march-in” rights, certain reporting requirements, and a preference for United States industry. Compliance with such regulations may limit our exclusive rights, subject us to expenditure of resources with respect to reporting requirements, and limit our ability to contract with non-U.S. manufacturers.

Some of the intellectual property rights we own may have been generated through the use of United States government funding and may therefore be subject to certain federal regulations. As a result, the United States government may have certain rights to intellectual property embodied in our future products and product candidates. These United States government rights in certain inventions developed under a government-funded program include a non-exclusive, non-transferable, irrevocable worldwide license to use inventions for any governmental purpose. In addition, the United States government has the right to require us to grant exclusive, partially exclusive, or non-exclusive licenses to any of these inventions to a third party if it determines that: (i) adequate steps have not been taken to commercialize the invention; (ii) government action is necessary to meet public health or safety needs; or (iii) government action is necessary to meet requirements for public use under federal regulations (also referred to as “march-in rights”). The United States government also has the right to take title to these inventions if we fail to disclose the invention to the government and fail to file an application to register the intellectual property within specified time limits. In addition, the United States government may acquire title to these inventions in any country in which a patent application is not filed within specified time limits. Intellectual property generated under a government funded program is also subject to certain reporting requirements, compliance with which may require us to expend substantial resources. In addition, the United States government requires that any products embodying the subject invention or produced through the use of the subject invention be manufactured substantially in the United States. The manufacturing preference requirement can be waived if the owner of the intellectual property can show that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible. This preference for United States manufacturers may limit our ability to contract with non-U.S. product manufacturers for products covered by such intellectual property. Any exercise by the government of any of the foregoing rights could harm our competitive position, business, financial condition, results of operations and prospects.

We may not be able to protect our intellectual property and proprietary rights throughout the world.

Filing, prosecuting, and defending patents on product candidates in all countries throughout the world would be prohibitively expensive, and the laws of foreign countries may not protect our rights to the same extent as the laws of the United States. Consequently, we may not be able to prevent third parties from practicing our inventions in all countries outside the United States, or from selling or importing products made using our inventions in and into the United States or other jurisdictions. Competitors may use our technologies in jurisdictions where we have not obtained patent protection to develop their own products and, further, may export otherwise infringing products to territories where we have patent protection or licenses but enforcement is not as strong as that in the United States. These products may compete with our products, and our patents or other intellectual property rights may not be effective or sufficient to prevent them from competing.

Many companies have encountered significant problems in protecting and defending intellectual property rights in foreign jurisdictions. The legal systems of certain countries, particularly certain developing countries, do not favor the enforcement of patents, trade secrets, and other intellectual property protection, particularly those relating to biotechnology products, which could make it difficult for us to stop the infringement of our patents or marketing of competing products in violation of our intellectual property and proprietary rights generally. Proceedings to enforce our intellectual property and proprietary rights in foreign jurisdictions could result in substantial costs and divert our efforts and attention from other aspects of our business, could put our patents at risk of being invalidated or interpreted narrowly, could put our patent applications at risk of not issuing, and could provoke third parties to assert claims against us. We may not prevail in any lawsuits that we initiate, and the damages or other remedies awarded, if any, may not be commercially meaningful. Accordingly, our efforts to enforce our intellectual property and proprietary rights around the world may be inadequate to obtain a significant commercial advantage from the intellectual property that we develop or license.

Many countries have compulsory licensing laws under which a patent owner may be compelled to grant licenses to third parties. In addition, many countries limit the enforceability of patents against government agencies or government contractors. In these countries, the patent owner may have limited remedies, which could materially diminish the value of such patent. If we or any of our licensors is forced to grant a license to third parties with respect to any patents relevant to our business, our competitive position may be impaired, and our business, financial condition, results of operations, and prospects may be adversely affected.

We may be subject to claims by third parties asserting that we or our employees have misappropriated their intellectual property, or claiming ownership of what we regard as our own intellectual property.

In executing our strategy, we may employ individuals who were previously employed at other biotechnology companies, including our competitors or potential competitors. Although we intend to try to ensure that any employees and contractors do not use the proprietary information or know-how of others in their work for us, we may be subject to claims that these individuals or we have used or disclosed intellectual property, including trade secrets or other proprietary information, of any such employee’s former employer. Litigation may be necessary to defend against these claims.

If we fail in prosecuting or defending any such claims, in addition to paying monetary damages, we may lose valuable intellectual property rights or personnel which could have a material adverse effect on our competitive business position and prospects. Such intellectual property rights could be awarded to a third party, and we could be required to obtain a license from such third party to commercialize our technology or products, which may not be available on commercially reasonable terms or at all. Even if we are successful in prosecuting or defending against such claims, litigation could result in substantial costs and be a distraction to management.

Intellectual property litigation or other legal proceedings relating to intellectual property could cause us to spend substantial resources and distract our personnel from their normal responsibilities.

Even if resolved in our favor, litigation or other legal proceedings relating to intellectual property claims may cause us to incur significant expenses, and could distract our management personnel from their normal responsibilities. In addition, there could be public announcements of the results of hearings, motions or other interim proceedings or developments and if securities analysts or investors perceive these results to be negative, it could have a substantial adverse effect on the price of our ordinary shares. Such litigation or proceedings could substantially increase our operating losses and reduce the resources available for development activities or any future sales, marketing or distribution activities. We may not have sufficient financial or other resources to conduct such litigation or proceedings adequately. Some of our competitors may be able to sustain the costs of such litigation or proceedings more effectively than we can because of their greater financial resources and may also have an advantage in such proceedings due to their more mature and developed intellectual property portfolios. Uncertainties resulting from the initiation and continuation of patent litigation or other proceedings could have an adverse effect on our ability to compete in the marketplace.

Third parties may misappropriate our proprietary data, information, or trade secrets despite a contractual obligation not to do so.

Third parties (including collaborators, joint venture partners, and other contractors) may often have custody or control of our intellectual property. If our proprietary intellectual property were stolen, misappropriated or reverse engineered, they could be used by other parties who may be able to use our intellectual property for their own commercial gain. It is difficult to prevent misappropriation and subsequent reverse engineering. In the event that any of our proprietary intellectual property is misappropriated, it could be difficult for us to challenge the misappropriation and prevent reverse engineering, especially in countries with limited legal and intellectual property protection.

Confidentiality agreements with employees and third parties may not prevent unauthorized disclosure of proprietary information and trade secrets.

In addition to patents, we expect to rely on confidentiality agreements to protect our intellectual property and other proprietary information. We expect to use confidentiality agreements, for example, when we talk to potential collaborators or strategic partners. In addition, we may hire employees who sign confidentiality agreements upon joining our company. Nevertheless, there can be no guarantee that an employee or an outside party will not make an unauthorized disclosure or use of our proprietary confidential information. This might happen intentionally or inadvertently. It is possible that a competitor will make use of such information, and that our competitive position will be compromised, in spite of any legal action we might take against persons making such unauthorized disclosures.

We may also keep as trade secrets certain technical and proprietary information where we do not believe patent protection is appropriate or obtainable. However, trade secrets are difficult to protect. Although we intend to use reasonable efforts to protect our trade secrets, any employees, consultants, contractors, outside collaborators and other advisors may unintentionally or willfully disclose our trade secrets to competitors or otherwise use misappropriated trade secrets to compete with us. It can be expensive and time consuming to enforce a claim that a third party illegally obtained and is using our trade secrets. Furthermore, the outcome of such claims is unpredictable. In addition, courts outside the United States may be less willing to or may not protect trade secrets. Moreover, our competitors may independently develop equivalent knowledge, methods and know-how without misappropriating or otherwise violating our trade secret rights. Where a third party independently develops equivalent knowledge, methods and know-how without misappropriating or otherwise violating our trade secret rights, they may be able to seek patent protection for such equivalent knowledge, methods and know-how. This could prohibit us from practicing our trade secrets.

The loss of any of Genesis SPAC’s management team, an inability to execute an effective succession plan, or an inability to attract and retain qualified personnel could adversely affect operations, strategy and business.

Genesis SPAC’s operations, strategy and business will depend to a significant degree on the skills and services of the current management, including the current Chief Executive Officer and Chief Strategy Officer and President, who will both continue in such positions after the Business Combination.

At present, our management team is small, and we may need to grow the management in order to alleviate pressure on our existing management team and in order to continue to develop our business and execute on any future opportunities. If our management, including any new hires that we may make, fails to work together effectively or to execute our plans and strategies on a timely basis, our business could be harmed. Furthermore, if we fail to execute an effective contingency or succession plan with the loss of any member of management, the loss of such management personnel may significantly disrupt its business.

The loss of key members of management could inhibit our business. Our future success also depends in large part on its ability to attract, retain and motivate key management and operating personnel. As we develop and expand our operations, we may require personnel with different skills and experiences, and who have a sound understanding of the business and the industry. The market for highly qualified personnel in this industry is very competitive, and we may be unable to attract and retain such personnel. If we are unable to attract and retain such personnel, our business could be harmed.

During the pendency of the Business Combination, Genesis SPAC will not be able to enter into a business combination with another party because of restrictions in the Agreement.

While the Agreement is in effect, neither Genesis SPAC nor Genesis Sponsor may solicit, assist, facilitate the making, submission or announcement of, or intentionally encourage any alternative acquisition proposal, such as a merger, material sale of assets or equity interests or other business combination, with any third party, even though any such alternative acquisition could be favorable to Genesis SPAC’s shareholders than the Business Combination. In addition, if the Business Combination is not completed, these provisions will make it more difficult to complete an alternative business combination following the termination of the Agreement due to the passage of time during which these provisions have remained in effect.

Genesis SPAC may not be able to establish the strategic partnerships necessary to develop, market and monetize the Contributed Assets.

A key part of Genesis SPAC’s business plan is to establish relationships with strategic partners. Genesis SPAC must successfully contract with third parties to commercialize the Contributed Assets. Genesis SPAC has not yet established any such strategic partnerships.

Similarly, potential partners may be discouraged by Genesis SPAC’s limited operating history. There is no assurance that Genesis SPAC will be able to negotiate commercially acceptable licensing or other agreements for the future exploitation of its products. If Genesis SPAC is unable to successfully contract for these services, or if arrangements for these services are terminated, it may have to delay its commercialization program which will adversely affect its ability to generate operating revenues.

Genesis SPAC’s commercial opportunity will be reduced or eliminated if competitors develop and market products that are more effective, or are less expensive than ours.

The industries in which Genesis SPAC will compete are highly competitive. A number of other companies have products or candidates in various stages of development that are intended for the same purposes for which the Contributed Assets are being developed. Some of these potential competing assets are further advanced in development than the Contributed Assets and may be commercialized sooner. Even if Genesis SPAC is successful in commercializing the Contributed Assets, its products may not compete successfully with products produced by its competitors.

We expect to face competition with respect to the Contributed Assets and will face competition with respect to any other product candidates that we may seek to develop or commercialize in the future, from small start-ups to companies such as Alphabet, Meta, Samsung, and others, many of which will have significantly greater financial resources than we do. Potential competitors also include academic institutions, government agencies and other public and private research organizations that conduct research, seek patent protection and establish collaborative arrangements for research, development, manufacturing and commercialization. In addition, companies active in different but related fields represent substantial competition for Genesis SPAC. Many of Genesis SPAC’s competitors with respect to the Contributed Assets have significantly greater capital resources, larger research and development staffs and facilities and greater experience in this field than Genesis SPAC. These organizations may also compete with Genesis SPAC and its service providers, to recruit qualified personnel, and with it to attract partners for joint ventures and to license technologies that are competitive with it. As a result, Genesis SPAC’s competitors may be able to more easily develop products that would render the Contributed Assets obsolete or non-competitive.

Risks Related to Genesis SPAC and the Business Combination

Genesis Sponsor has agreed to vote in favor of the Business Combination Proposal, regardless of how the Genesis SPAC Public Shareholders vote, and has agreed not to redeem its Genesis SPAC Ordinary Shares in connection with the Business Combination.

Unlike many other blank check companies, whose initial shareholders agree to vote their shares of common stock of the blank check company in accordance with the majority of the votes cast by holders of public shares in connection with an initial business combination, Genesis Sponsor has agreed to vote its Genesis SPAC Ordinary Shares in favor of the Business Combination Proposal and any other proposals at the Shareholder Extraordinary General Meeting included in this proxy statement, and against any alternative business combination. Currently, Genesis Sponsor owns approximately 91.3% of the issued and outstanding Genesis SPAC Ordinary Shares. Accordingly, it is more likely that the necessary shareholder approval will be received for the Business Combination Proposal than would be the case if Genesis Sponsor agreed to vote any Genesis SPAC Ordinary Shares owned by them in accordance with the majority of the votes cast by Genesis SPAC Public Shareholders.

In addition, Genesis Sponsor has agreed not to redeem its Genesis SPAC Ordinary Shares in connection with the Business Combination.

Genesis Sponsor will receive 221,875,000 Class A ordinary shares of Genesis SPAC and their private warrants will be cancelled, whereas the Genesis SPAC Public Warrants will remain outstanding and exercisable according to the terms upon which they were originally issued at the Genesis SPAC IPO.

If the Business Combination is approved by the Genesis SPAC stockholders, pursuant to the Warrant Exchange Agreement, 8,875,000 private placement warrants will be cancelled in full and, in consideration therefor, Genesis SPAC will issue an aggregate 221,875,000 Class A ordinary shares to Genesis Sponsor on a private placement basis. This will have an immediate and substantial dilutive effect to the Genesis SPAC Public Shareholders. In addition, Genesis SPAC Public Warrants will remain outstanding and exercisable according to the terms upon which they were originally issued at the Genesis SPAC IPO.

As of February 9, 2024, Genesis SPAC Public Shareholders own 81,520 shares, or 1.3% of the outstanding Genesis SPAC Ordinary Shares. Assuming full exercise of the outstanding Genesis SPAC Public Warrants, including those retained by redeeming shareholders, Genesis SPAC Public Shareholders will own approximately 12,650,000 shares, or approximately 5.3%, of the outstanding shares of the Post-Combination Company, and Genesis Sponsor would own 227,725,625 or approximately 94.5%, of the Post-Combination Company.

Because the Post-Combination Company will become a publicly held company by virtue of the Business Combination as opposed to an underwritten initial public offering (which uses the services of one or more underwriters), less due diligence on the Contributed Assets and Obligations may have been conducted as compared to an underwritten initial public offering.

The Post-Combination Company will be a publicly held company upon the completion of the Business Combination. The Business Combination differs from an underwritten initial public offering. In a traditional underwritten initial public offering, underwriters typically conduct a certain amount of due diligence on the company being taken public in order to establish a due diligence defense against liability claims under federal securities laws. Because the Post-Combination Company will be a publicly held company by virtue of the Business Combination, an underwriter has not been engaged. However, the Genesis SPAC Board and Genesis SPAC’s officers, as well as private investors, conducted due diligence on the Contributed Assets and Obligations. This due diligence, however, may be different than the due diligence undertaken by an underwriter in a traditional initial public offering. Genesis Sponsor may have an inherent conflict of interest because its Genesis SPAC Ordinary Shares and Genesis SPAC Private Placement Warrants will be worthless if a business combination is not completed prior to December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions). Therefore, there could be a heightened risk of an incorrect valuation of the Contributed Assets and Obligations, which could cause potential harm to investors.

Genesis Sponsor and certain of Genesis SPAC’s current officers and directors have interests in the Business Combination that are different from or are in addition to (and which may conflict with) other shareholders in recommending approving the Business Combination Proposal, and the other proposals described in this proxy statement. Such conflicts of interests include that Genesis Sponsor and Genesis SPAC’s officers and directors will lose their entire investment in Genesis SPAC if the Business Combination is not completed.

When considering the Genesis SPAC Board’s recommendation to vote in favor of approving the Business Combination Proposal and the other proposals described in this proxy statement, Genesis SPAC’s shareholders should keep in mind that Genesis Sponsor and Genesis SPAC’s directors and officers have interests in such proposals that may be different from, or in addition to (and which may conflict with), the interests of Genesis SPAC shareholders generally. Please see the section titled “The Business Combination — Interests of Certain Persons in the Business Combination” for additional information.

Genesis Sponsor and Genesis SPAC’s respective directors or officers or their affiliates may elect to purchase Genesis SPAC Public Shares from Genesis SPAC Public Shareholders, which may influence, as applicable, a vote on the Business Combination Proposal, and the other proposals described in this proxy statement and reduce the public “float” of Genesis SPAC Public Shares.

Genesis Sponsor and its and Genesis SPAC’s respective directors or officers or their affiliates may purchase in privately negotiated transactions or in the open market Genesis SPAC Public Shares from Genesis SPAC Public Shareholders prior to the completion of the Business Combination, although they are under no obligation to do so. Such a purchase that is made prior to the Closing may include a contractual acknowledgement that such shareholder, although still the record holder of, as applicable, Genesis SPAC Public Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights in connection with the Business Combination. If Genesis Sponsor or its or Genesis SPAC’s directors or officers or their affiliates purchase shares in privately negotiated transactions from Genesis SPAC Public Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases could be to vote such shares in favor of the Business Combination Proposal and thereby increase the likelihood of obtaining approval of the Business Combination Proposal. This may result in the consummation of the Business Combination that may not otherwise have been possible.

In addition, if such purchases are made, the public “float” of Genesis SPAC Public Shares and the number of beneficial holders of Genesis SPAC securities may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of such securities on the Nasdaq or another national securities exchange or reducing the liquidity of the trading market for such securities.

The consummation of the Business Combination is subject to a number of conditions and, if those conditions are not satisfied or waived, the Agreement may be terminated in accordance with its terms and the Business Combination may not be completed.

The Agreement is subject to a number of conditions which must be fulfilled in order to complete the Business Combination. These conditions to the Closing may not be fulfilled in a timely manner or at all, and, accordingly, the Business Combination may not be completed. The parties to the Agreement may agree to waive, in whole or in part, one or more of the conditions to their obligations to complete the Business Combination, to the extent permitted by each parties’ organizational documents and applicable laws. However, Genesis SPAC may not waive the condition that its shareholders approve the Business Combination. In addition, Genesis SPAC and Genesis Sponsor can mutually decide to terminate the Agreement at any time, before or after shareholder approval, or either party may elect to terminate the Agreement in certain other circumstances. See “The Business Combination Agreement — Conditions to Closing of the Business Combination” and “The Agreement — Termination.”

The ability to successfully effect the Business Combination and to be successful thereafter will be dependent upon the efforts of key personnel, including Genesis SPAC’s senior management team and other key personnel, whom Genesis SPAC expects to remain in the services of the Post-Combination Company. The loss of key personnel could negatively impact the operations and profitability of the Post-Combination Company and its financial condition could suffer as a result.

Genesis SPAC’s ability to successfully consummate the Business Combination is dependent upon the efforts of Genesis SPAC’s key personnel. The Post-Combination Company’s success depends to a significant degree upon the continued contributions of senior management, certain of whom would be difficult to replace. The services of such personnel may not continue to be available to the Post-Combination Company. Departure by certain of Genesis SPAC’s officers and other key employees could have a material and adverse effect on the Post-Combination Company’s business, financial condition or operating results.

Genesis SPAC’s officers and directors will allocate their time to other businesses, thereby causing conflicts of interest in their determination as to how much time to devote to Genesis SPAC’s affairs. This conflict of interest could have a negative impact on Genesis SPAC’s ability to complete the Business Combination.

Genesis SPAC’s officers and directors are not required to, and will not, commit their full time to Genesis SPAC’s affairs, which may result in conflict of interest in allocating their time between Genesis SPAC’s operations and the Closing, on the one hand, and their other business endeavors. Each of Genesis SPAC’s officers and directors is engaged in other businesses for which they may be entitled to significant compensation. Furthermore, Genesis

SPAC’s officers and directors are not obligated to contribute any specific number of hours per week to Genesis SPAC’s affairs and may also serve as officers or board members for other entities. If Genesis SPAC’s officers’ and directors’ other business affairs require them to devote time to such other affairs, this may have a negative impact on Genesis SPAC’s ability to complete the Business Combination.

Genesis SPAC and Genesis Sponsor expect to incur significant transaction costs in connection with the Business Combination.

Genesis SPAC and Genesis Sponsor have both incurred and expect to incur significant, non-recurring costs in connection with consummating the Business Combination and operating as a public company following the consummation of the Business Combination. Genesis SPAC and Genesis Sponsor may also incur additional costs to retain key employees. The costs and expenses in connection with this Business Combination shall be paid by Genesis SPAC after the Closing. However, if the Closing does not take place, each party shall be responsible for its own expenses.

In addition, any delays in satisfying the conditions to, or completing, the Business Combination could result in increased transaction expenses, which may materially and adversely affect the benefits that Genesis SPAC expects to achieve from the Business Combination.

Shareholder litigation could prevent or delay the Closing or otherwise negatively impact Genesis SPAC’s and Genesis Sponsor’s respective businesses, operating results and financial condition.

Shareholder lawsuits asserting class, derivative and/or individual claims for, among other things, violations of the federal securities laws and/or breaches of fiduciary duty are often brought against public companies that have entered into merger agreements. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on Genesis SPAC’s liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting the completion of the Business Combination, that injunction may delay or prevent the Business Combination from being completed, or from being completed within the expected timeframe, which may adversely affect Genesis SPAC’s and Genesis Sponsor’s respective businesses, financial condition and results of operation.

Genesis SPAC may not have sufficient funds to consummate the Business Combination.

As of February 9, 2024, Genesis SPAC had approximately no held outside the Trust Account to fund its working capital requirements. If and when Genesis SPAC is required to seek additional capital, it would need to borrow funds from Genesis Sponsor, the Genesis SPAC management team or other third parties to operate or may be forced to liquidate. None of Genesis Sponsor, the Genesis SPAC management team or any of their affiliates is under any obligation to advance funds to Genesis SPAC in such circumstances. Any such advances would be repaid only from funds held outside the Trust Account or from funds released to Genesis SPAC upon completion of the Business Combination. Genesis SPAC does not expect to seek loans from parties other than Genesis Sponsor or an affiliate of Genesis Sponsor as it does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the Trust Account. If Genesis SPAC is unable to obtain these loans, Genesis SPAC may be unable to complete the Business Combination.

Genesis SPAC has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement. As such, there is a risk that Genesis SPAC will be unable to continue as a going concern if Genesis SPAC does not consummate an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022). Unless Genesis SPAC amends the Genesis SPAC Articles, if Genesis SPAC is unable to effect an initial business combination by such deadline, it will be forced to liquidate and the Genesis SPAC Warrants will expire worthless.

Genesis SPAC is a blank check company, and as it has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement, there is a risk that Genesis SPAC will be unable to continue as a going concern if it does not consummate an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022). Unless Genesis SPAC amends the Genesis SPAC Articles to extend the life of Genesis SPAC, if Genesis SPAC does not complete an initial business combination by such deadline, Genesis SPAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Genesis SPAC Public Shares, at a per-share price, payable in cash equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Genesis SPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Genesis SPAC Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining Genesis SPAC shareholders and the Genesis SPAC Board, liquidate and dissolve, subject in each case to Genesis SPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Genesis SPAC Warrants, which will expire worthless if Genesis SPAC fails to complete an initial business combination by the required date. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than $10.20 per share.

If, before distributing the proceeds in the Trust Account to Genesis SPAC Public Shareholders, Genesis SPAC files a bankruptcy or insolvency petition or an involuntary bankruptcy or insolvency petition is filed against Genesis SPAC that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of Genesis SPAC Public Shareholders and the per-share amount that would otherwise be received by Genesis SPAC Public Shareholders in connection with its liquidation may be reduced.

If, before distributing the proceeds in the Trust Account to Genesis SPAC Public Shareholders, Genesis SPAC files a bankruptcy petition or an involuntary bankruptcy petition is filed against them that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in Genesis SPAC’s bankruptcy estate and subject to the claims of third parties with priority over the claims of Genesis SPAC’s shareholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by Genesis SPAC’s shareholders in connection with its liquidation may be reduced.

Genesis SPAC Shareholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate its investment, therefore, a Genesis SPAC Public Shareholder may be forced to redeem or sell its Genesis SPAC Public Shares or Genesis SPAC Warrants, potentially at a loss.

Genesis SPAC Public Shareholders will be entitled to receive funds from the Trust Account only upon the earlier to occur of: (i) the completion of the Business Combination, and then only in connection with those shares of the Genesis SPAC Public Shares that such shareholder has properly elected to redeem, subject to the limitations described herein, and (ii) the redemption of the Genesis SPAC Public Shares if Genesis SPAC is unable to complete a business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022). In addition, if Genesis SPAC plans to redeem Genesis SPAC Public Shares because it is unable to complete a business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), for any reason, compliance with Cayman Islands law may require that Genesis SPAC submit a plan of dissolution to its then-existing shareholders for approval prior to the distribution of the proceeds held in the Trust Account. In that case, Genesis SPAC Public Shareholders may be forced to wait beyond December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), before they receive funds from the Trust Account. In no other circumstances will Genesis SPAC Public Shareholders have any right or interest of any kind in the Trust Account. Accordingly, to liquidate your investment, you may be forced to sell your Genesis SPAC Public Shares or Genesis SPAC Warrants, potentially at a loss.

If Genesis SPAC is unable to complete an initial business combination, Genesis SPAC Public Shareholders may receive only approximately $10.20 per share on the liquidation of the Trust Account (or less than $10.20 per share in certain circumstances where a third party brings a claim against Genesis SPAC that Genesis Sponsor is unable to indemnify), and Genesis SPAC Warrants may expire worthless.

Unless Genesis SPAC amends certain provisions of the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions), if Genesis SPAC is unable to complete an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions), Genesis SPAC Public Shareholders may receive only approximately $10.20 per share on the liquidation of the Trust Account (or less than $10.20 per share in certain circumstances where a third-party brings a claim against Genesis SPAC that Genesis Sponsor is unable to indemnify (as described herein)) and the Genesis SPAC Warrants will expire worthless.

Even if we consummate the Business Combination, the Genesis SPAC Public Warrants may never be in the money, and they may expire worthless.

The exercise price for Genesis SPAC Public Warrants is US$11.50 per share. There can be no assurance that the Genesis SPAC Public Warrants will be in the money prior to their expiration and, as such, the warrants may expire worthless. The terms of Genesis SPAC Public Warrants may be amended in a manner that may be adverse to the holders. The warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and Genesis SPAC, dated December 8, 2021 (the “Warrant Agreement”) provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of a majority of the then-outstanding Genesis SPAC Public Warrants to make any change that adversely affects the interests of the registered holders. Accordingly, Genesis SPAC may amend the terms of the warrants in a manner adverse to a holder if holders of at least a majority of the then-outstanding Genesis SPAC Public Warrants approve of such amendment. Our ability to amend the terms of the warrants with the consent of a majority of the then-outstanding Genesis SPAC Public Warrants is unlimited. Examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, shorten the exercise period or decrease the number of Genesis SPAC shares purchasable upon exercise of a warrant.

Genesis SPAC may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.

Genesis SPAC has the ability to redeem outstanding warrants (excluding any Genesis SPAC Private Placement Warrants held by our Sponsor or its permitted transferees) at any time after they become exercisable and prior to their expiration, at US$0.01 per warrant, provided that the last reported sales price (or the closing bid price of our common stock in the event the shares of our common stock are not traded on any specific trading day) of the common stock equals or exceeds US$18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and the like) on each of 20 trading days within the 30 trading-day period ending on the third business day prior to the date on which we send proper notice of such redemption; provided that, on the date we give notice of redemption and during the entire period thereafter until the time we redeem the warrants, we have an effective registration statement under the Securities Act covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. In the event Genesis SPAC shall elect to redeem outstanding warrants, Genesis SPAC shall fix a date for the redemption. Notice of redemption shall be mailed by first class mail, postage prepaid, by Genesis SPAC not less than 30 days prior to the date fixed for redemption to the registered holders of the warrants to be redeemed at their last addresses as they shall appear on the warrant register. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given. Redemption of the outstanding warrants could force a warrant holder: (i) to exercise its warrants and pay the exercise price therefor at a time when it may be disadvantageous for it to do so, (ii) to sell its warrants at the then-current market price when it might otherwise wish to hold its warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, will be substantially less than the market value of its warrants.

Historical trading prices for Genesis SPAC Ordinary Shares have not exceeded the US$18.00 per share threshold at which the Genesis SPAC Public Warrants would become redeemable. However, this could occur in connection with or after the closing of the Business Combination.

If third parties bring claims against Genesis SPAC, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by Genesis SPAC Public Shareholders may be less than $10.20 per share.

Genesis SPAC’s placing of funds in the Trust Account may not protect those funds from third-party claims against it. Although Genesis SPAC seeks to have all vendors, service providers (other than its independent auditors), prospective target businesses or other entities with which it does business execute agreements with it waiving any right, title, interest or claim of any kind in or to any funds held in the Trust Account for the benefit of Genesis SPAC Public Shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against Genesis SPAC’s assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the funds held in the Trust Account, Genesis SPAC’s management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third-party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to Genesis SPAC than any alternative.

Examples of possible instances where Genesis SPAC may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by Genesis SPAC management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where Genesis SPAC management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such parties will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Genesis SPAC and will not seek recourse against the Trust Account for any reason. Upon redemption of Genesis SPAC Public Shares, if Genesis SPAC is unable to complete an initial business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with an initial business combination, Genesis SPAC will be required to provide for payment of claims of creditors that were not waived that may be brought against it within the ten years following redemption. Accordingly, the per-share redemption amount received by Genesis SPAC Public Shareholders could be less than the $10.20 per share initially held in the Trust Account, due to claims of such creditors.

Genesis Sponsor has agreed that it will indemnify Genesis SPAC if and to the extent losses to which it may become subject as a result of any claims by a vendor (other than Genesis SPAC’s independent public accountants) for services rendered or products sold to it, or a prospective target business with which it has entered into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Genesis SPAC Public Share or (ii) such lesser amount per Genesis SPAC Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case net of the interest which may be withdrawn to pay Genesis SPAC’s income tax obligations, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under indemnity of the underwriter of the Genesis SPAC IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Genesis Sponsor will not be responsible to the extent of any liability for such third party claims. Genesis SPAC has not independently verified whether Genesis Sponsor has sufficient funds to satisfy its indemnity obligations and believe that Genesis Sponsor’s only assets are securities of Genesis SPAC. Genesis SPAC has not asked Genesis Sponsor to reserve for such indemnification obligations. Therefore, Genesis SPAC cannot assure you that Genesis Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for the Business Combination and redemptions could be reduced to less than $10.20 per Genesis SPAC Public Share. In such event, Genesis SPAC may not be able to complete the Business Combination, and you would receive such lesser amount per share in connection with any redemption of your Genesis SPAC Public Shares. None of Genesis SPAC’s officers will indemnify Genesis SPAC for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Genesis SPAC’s directors may decide not to enforce the indemnification obligations of Genesis Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to Genesis SPAC Public Shareholders.

In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.20 per Genesis SPAC Public Share and (ii) such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay Genesis SPAC’s tax obligations, and Genesis Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, Genesis SPAC’s independent directors would determine whether to take legal action against Genesis Sponsor to enforce its indemnification obligations. While Genesis SPAC currently expects that its independent directors would take legal action on Genesis SPAC’s behalf against Genesis Sponsor to enforce its indemnification obligations to us, it is possible that Genesis SPAC’s independent directors in exercising their business judgment may choose not to do so in any particular instance. If Genesis SPAC’s independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to Genesis SPAC Public Shareholders may be reduced below $10.20 per share.

Genesis SPAC Public Shareholders may be held liable for claims by third parties against Genesis SPAC to the extent of distributions received by Genesis SPAC Public Shareholders upon redemption of their shares.

If Genesis SPAC is forced to enter into an insolvent liquidation, any distributions received by Genesis SPAC Public Shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, Genesis SPAC was unable to pay its debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some or all amounts received by Genesis SPAC Public Shareholders. Furthermore, Genesis SPAC’s directors may be viewed as having breached their fiduciary duties under Cayman Islands law to Genesis SPAC or its creditors and/or may have acted in bad faith, thereby exposing themselves and Genesis SPAC to claims, by paying Genesis SPAC Public Shareholders from the trust account prior to addressing the claims of creditors. Genesis SPAC cannot assure Genesis SPAC Public Shareholders that claims will not be brought against Genesis SPAC for these reasons. Genesis SPAC and its directors and officers who knowingly and wilfully authorized or permitted any distribution to be paid out of the Trust Account while Genesis SPAC was unable to pay its debts as they fall due in the ordinary course of business would be guilty of an offense and may be liable for a fine of $18,292.68 and imprisonment for five years in the Cayman Islands.

We have identified material weaknesses in our disclosure controls and procedures and internal control over financial reporting. If not remediated, our failure to establish and maintain effective disclosure controls and procedures and internal control over financial reporting could result in material misstatements in our financial statements and a failure to meet our reporting and financial obligations, each of which could have a material adverse effect on our financial condition and the trading price of our securities.

Maintaining effective internal control over financial reporting and effective disclosure controls and procedures are necessary for us to produce reliable financial statements. As reported under “Part II” — “Item 9A. Controls and Procedures” of our Annual Report on Form 10-K for the year ended December 31, 2022, our management concluded that our disclosure controls and procedures were not effective as of December 31, 2022, due to the material weaknesses in our internal control over financial reporting of the Genesis SPAC Cash accounts and Due from related party accounts from a failure to segregate bank accounts. In light of the material weaknesses, we performed additional analysis as deemed necessary to ensure that our unaudited interim financial statements were prepared in accordance with U.S. generally accepted accounting principles and have restated all financial statements in Note 2 of the financial statements to the Genesis SPAC Annual report on Form 10-K which were affected by such material weaknesses.

Additionally, as of September 30, 2023, as disclosed above, as required by Rules 13a-15(e) and 15d-15(e) under the Exchange Act, management carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as of September 30, 2023. Based upon their evaluation, management concluded that our disclosure controls and procedures were not effective as of September 30, 2023, due to the material weaknesses in our internal control over financial reporting of the Genesis SPAC Cash accounts and Due from related party accounts from a failure to segregate bank accounts.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of Genesis SPAC’s annual or interim financial statements will not be prevented or detected on a timely basis. A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.

Maintaining effective disclosure controls and procedures and effective internal control over financial reporting are necessary for us to produce reliable financial statements and Genesis SPAC is committed to remediating its material weaknesses in such controls as promptly as possible. However, there can be no assurance as to when these material weaknesses will be remediated or that additional material weaknesses will not arise in the future. Any failure to remediate the material weaknesses, or the development of new material weaknesses in our internal control over financial reporting, could result in material misstatements in our financial statements and cause us to fail to meet our reporting and financial obligations, which in turn could have a material adverse effect on our financial condition and the trading price of our securities, and/or result in litigation against us or our management. In addition, even if we are successful in strengthening our controls and procedures, those controls and procedures may not be adequate to prevent or identify irregularities or facilitate the fair presentation of our financial statements or our periodic reports filed with the SEC.

Changes in laws, regulations or rules, or a failure to comply with any laws, regulations or rules, may adversely affect Genesis SPAC’s business, investments and results of operations.

Genesis SPAC is subject to laws, regulations and rules enacted by national, regional and local governments. In particular, Genesis SPAC is required to comply with certain SEC and other legal or regulatory requirements. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations or rules and their interpretation and application may also change from time to time and those changes could have a material and adverse effect on Genesis SPAC’s business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations or rules, as interpreted and applied, could have a material and adverse effect on Genesis SPAC’s business and results of operations.

During the interim period, Genesis SPAC is prohibited from entering into certain transactions that might otherwise be beneficial to it or its respective Shareholders.

Until the earlier of consummation of the Business Combination or termination of the Agreement, Genesis SPAC is subject to certain limitations on the operations of its business, including restrictions on its ability to merge, consolidate or acquire (by purchasing a substantial portion of the assets of or equity in, or by any other manner) any entity other than Genesis Sponsor. See “The Agreement — Covenants of the Parties.” The limitations on Genesis SPAC’s conduct of its business during this period could have the effect of delaying or preventing other strategic transactions and may, in some cases, make it impossible to pursue business opportunities that are available only for a limited time.

If the Adjournment Proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the Business Combination, the Genesis SPAC Board will not have the ability to adjourn the Shareholder Extraordinary General Meeting to a later date in order to solicit further votes, and, therefore, the Business Combination will not be completed.

The Genesis SPAC Board is seeking approval to adjourn the Shareholder Extraordinary General Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Genesis SPAC shareholders to approve the Business Combination Proposal or to ensure that any supplement or amendment to this proxy statement is timely provided to Genesis SPAC shareholders. If the Adjournment Proposal is not approved, the Genesis SPAC Board will not have the ability to adjourn the Shareholder Extraordinary General Meeting to a later date and, therefore, the Business Combination would not be completed.

The proposed Business Combination may be delayed or ultimately prohibited and Genesis SPAC may not be able to complete the proposed Business Combination since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

The Business Combination may be subject to regulatory review and approval requirements by governmental entities, which may cause the Business Combination to be delayed or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President prohibit and/or unwind it. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

It is noted that Genesis SPAC is a Cayman Islands exempted company and a foreign private issuer (for U.S. securities law purposes) and will continue to be a foreign private issuer following the Business Combination and (ii) Genesis Sponsor is a Cayman Islands limited liability company whose sole member is a non-U.S. person and Genesis SPAC’s largest shareholder. It is Genesis SPAC’s view that it is unlikely that the Business Combination would be subject to or impacted by a CFIUS review. Nevertheless, Genesis SPAC may determine that it will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay the proposed Business Combination, or impose conditions with respect to it, which may delay or prevent us from consummating the proposed Business Combination.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because Genesis SPAC has only a limited time to complete its initial business combination, its failure to obtain any required approvals within the requisite time period may require Genesis SPAC to liquidate. If Genesis SPAC is unable to consummate the Business Combination within the applicable time period required, including as a result of extended regulatory review, Genesis SPAC will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Genesis SPAC Public Shares, at a per-share price, payable in cash equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Genesis SPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Genesis SPAC Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining Genesis SPAC shareholders and the Genesis SPAC Board, liquidate and dissolve, subject in each case to Genesis SPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, Genesis SPAC shareholders will miss the opportunity to benefit from the Business Combination and the chance of realizing any future gains in the value of such investment. Additionally, there will be no redemption rights or liquidating distributions with respect to outstanding Genesis SPAC Warrants, which will expire worthless if Genesis SPAC fails to complete an initial business combination by the required date. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than $10.20 per share.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account and instead hold all funds in the trust account in an interest bearing bank demand deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our initial public offering, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, in our own discretion, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account and thereafter, until the earlier of consummation of our initial business combination or liquidation, to hold all funds in the trust account in an interest bearing bank demand deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in an interest bearing bank demand deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds.

Risks Related to the Genesis SPAC Public Shares Before and the Post-Combination Company Public Shares Following the Business Combination

Genesis SPAC’s securities were delisted from Nasdaq, now trade on the OTC, and the Post-Combination Company’s securities will also trade on the OTC, which could cause significant material adverse consequences.

On November 16, 2023, the Nasdaq Stock Market LLC (“Nasdaq”) determined to remove from listing the securities of Genesis SPAC, effective at the opening of the trading session on November 30, 2023. Based on review of information provided by Genesis SPAC, Nasdaq staff determined that Genesis SPAC no longer qualified for listing on Nasdaq pursuant to Listing Rules 5452(a)(1) and 5452(a)(2)(C). Genesis SPAC’s securities now trade on the OTC. Trading on the OTC could cause Genesis SPAC, and the Post-Combination Company, to face significant material adverse consequences, including:

•        a limited availability of market quotations for the Post-Combination Company’s ordinary shares;

•        a limited amount of news and analyst coverage for the Post-Combination Company; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

If the Business Combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of the Post-Combination Company Public Shares may decline.

If the actual or perceived benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of Genesis SPAC Public Shares and the Post-Combination Company Shares (after Closing) may decline. The market values for Genesis SPAC Public Shares at the time of the Business Combination may vary significantly from their prices on the date the Agreement was executed, the date of this proxy statement or the date on which Genesis SPAC shareholders vote on the Business Combination.

Genesis SPAC has no operating or financial history. An active trading market for the Post-Combination Company Shares may never develop or, if developed, it may not be sustained. You may be unable to sell your Post-Combination Company Shares unless a market can be established and sustained. This risk will be exacerbated if there is a high level of redemptions of the Genesis SPAC Public Shares in connection with the Closing. Following the Business Combination, fluctuations in the price of the Post-Combination Company Shares could contribute to the loss of all or part of your investment. The trading price of the Post-Combination Company Shares following the Closing could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond Genesis SPAC’s and Genesis Sponsor’s control. Please see “— Risks Related to the Genesis SPAC Public Shares Before and the Post-Combination Company Public Shares Following the Business Combination — The market price and trading volume of the Post-Combination Company’s ordinary shares may be volatile and could decline significantly following the Business Combination.” for more information.

Upon completion of the Business Combination, Genesis SPAC shareholders will become holders of Post-Combination Company Shares. The market price for the Post-Combination Company Shares may be affected by factors different from those that historically have affected Genesis SPAC.

Upon the completion of the Business Combination, Genesis SPAC shareholders will become holders of Post-Combination Company Shares. The Post-Combination Company’s business differs from that of Genesis SPAC, and, accordingly, the results of operations of the Post-Combination Company will be affected by some factors that are different from those currently affecting the results of operations of Genesis SPAC. Genesis SPAC is a special purpose acquisition company incorporated in the Cayman Islands that is not engaged in any operating activity, directly or indirectly. The Post-Combination Company will be engaged in the business of commercializing the Contributed Assets. The Post-Combination Company’s business and results of operations will be affected by industry risks and operating risks to which Genesis SPAC was not exposed. See “— Risks Related to the Contributed Assets and Obligations.”

Subsequent to the completion of the Business Combination, the Post-Combination Company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the price of the Post-Combination Company Shares, which could cause you to lose some or all of your investment.

Although Genesis SPAC has conducted due diligence on the Contributed Assets and Obligations, Genesis SPAC cannot assure you that this diligence will surface all material issues that may be present with respect to the Contributed Assets and Obligations, that it would be possible to uncover all material issues through a customary amount of due diligence or that factors outside of Genesis SPAC’s control will not later arise. As a result of these factors, the Post-Combination Company may be forced to later write down or write off assets, restructure operations, or incur impairment or other charges that could result in losses. Even if Genesis SPAC’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with its preliminary risk analysis. Even though these charges may be non-cash items and may not have an immediate impact on the Post-Combination Company’s liquidity, any charges of this nature could contribute to negative market perceptions about the Post-Combination Company or its securities. Accordingly, Genesis SPAC shareholders who choose to remain shareholders of the Post-Combination Company following the Business Combination could suffer a reduction in the value of their shares. Such shareholders are unlikely to have a remedy for such reduction in value.

The market price and trading volume of the Post-Combination Company’s ordinary shares may be volatile and could decline significantly following the Business Combination.

The OTC market and other markets have from time to time experienced significant price and volume fluctuations. Even if an active, liquid and orderly trading market develops and is sustained for Post-Combination Company ordinary shares following the Business Combination, the market price thereof may be volatile and could decline significantly. In addition, the trading volume in Post-Combination Company ordinary shares may fluctuate and cause significant price variations to occur. If the market price of Post-Combination Company ordinary shares declines significantly, you may be unable to resell your securities at or above the market price as of the date of the consummation of the Business Combination. Genesis SPAC cannot assure you that the market price of the our will not fluctuate widely or decline significantly in the future in response to a number of factors, including, among others, the following:

•        the realization of any of the risk factors presented in this proxy statement;

•        actual or anticipated differences in Genesis SPAC’s estimates, or in the estimates of analysts, for our revenues, results of operations, liquidity or financial condition;

•        additions and departures of key personnel;

•        failure to comply with the Sarbanes-Oxley Act or other laws or regulations;

•        future issuances, sales or resales, or anticipated issuances, sales or resales, of our ordinary shares;

•        publication of research reports about the Post-Combination Company;

•        the performance and market valuations of other similar companies;

•        broad disruptions in the financial markets, including sudden disruptions in the credit markets;

•        material and adverse impact of the COVID-19 pandemic on the markets and the broader global economy;

•        speculation in the press or investment community;

•        actual, potential or perceived control, accounting or reporting problems; and

•        changes in accounting principles, policies and guidelines.

In the past, securities class-action litigation has often been instituted against companies following periods of volatility in the market price of their shares. This type of litigation could result in substantial costs and divert our management’s attention and resources, which could have a material adverse effect on our company.

Risks Related to the Redemption

Genesis SPAC does not have a specified maximum redemption threshold in the Genesis SPAC Articles. The absence of a different maximum redemption threshold in the Genesis SPAC Articles may make it possible for Genesis SPAC to complete a business combination with which a substantial majority of its shareholders do not agree.

The Genesis SPAC Articles does not provide a specified maximum redemption threshold. Additionally, a Genesis SPAC Public Shareholder, together with any of its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate their shares or, if part of such a group, the group’s shares, in excess of 15% of the Genesis SPAC Public Shares without Genesis SPAC’s prior consent. As a result, Genesis SPAC may be able to complete the Business Combination even if a substantial majority of Genesis SPAC Public Shareholders have redeemed their Genesis SPAC Public Shares or have entered into privately negotiated agreements to sell their Genesis SPAC Public Shares to Genesis Sponsor, officers, directors, advisors or their affiliates. As of the date of this proxy statement, no agreements with respect to the private purchase of Genesis SPAC Public Shares by Genesis SPAC or the persons described above have been entered into with any such investor or holder. Genesis SPAC will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or other proposals (as described in this proxy statement) at the Shareholder Extraordinary General Meeting.

If you or a “group” of shareholders of which you are a part are deemed to hold an aggregate of more than 15% of Genesis SPAC Public Shares, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of Genesis SPAC Public Shares without Genesis SPAC’s prior consent.

A Genesis SPAC Public Shareholder, together with any of their affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate their shares or, if part of such a group, the group’s shares, in excess of 15% of the Genesis SPAC Public Shares without Genesis SPAC’s prior consent. Genesis SPAC Public Shareholders who wish to redeem their Genesis SPAC Public Shares for a pro rata portion of the Trust Account must, among other things, identify the beneficial holder of the shares being redeemed. Such identification, together with other public information relating to stock ownership available to Genesis SPAC at that time, such as Section 13D, Section 13G and Section 16 filings under the Exchange Act, will be the sole basis on which Genesis SPAC make the above-referenced determination. Your inability to redeem any such excess shares will reduce your influence over Genesis SPAC’s ability to consummate the Business Combination and you could suffer a material loss on your investment in Genesis SPAC if you sell such excess shares in open market transactions. Additionally, you will not receive redemption distributions with respect to such excess shares if Genesis SPAC consummates the Business Combination. As a result, you will continue to hold that number of shares aggregating to more than 15% of the Genesis SPAC Public Shares and, in order to dispose of such excess shares, would be required to sell your stock in open market transactions, potentially at a loss. Genesis SPAC cannot assure you that the value of such excess shares will appreciate over time following the Business Combination or that the market price of Genesis SPAC Class A Ordinary Shares will exceed the per-share redemption price. Notwithstanding the foregoing, shareholders may challenge Genesis SPAC’s determination as to whether a shareholder is acting in concert or as a group with another shareholder in a court of competent jurisdiction.

However, Genesis SPAC’s shareholders’ ability to vote all of their shares (including such excess shares) for or against the Business Combination is not restricted by this limitation on redemption.

There is no guarantee that a shareholder’s decision whether to redeem Genesis SPAC Public Shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position.

Genesis SPAC can give no assurance as to the price at which a Genesis SPAC shareholder may be able to sell the Post-Combination Company Shares following the Business Combination or its Genesis SPAC Public Shares following any alternative initial business combination. Certain events following the consummation of any initial business combination, including the Business Combination, may cause an increase in Genesis SPAC’s share price, and may result in a lower value realized now than a Genesis SPAC Public Shareholder might realize in the future had the shareholder not redeemed its shares. Similarly, if a shareholder does not redeem its shares, the shareholder will bear the risk of ownership of Post-Combination Company Shares after the consummation of the Business Combination or the Genesis SPAC Public Shares after the consummation of any alternative initial business combination, and there can be no assurance that a shareholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement. Shareholders should consult their own tax and/or financial advisor for assistance on how this may affect their individual situation.

Genesis SPAC Public Shareholders who wish to redeem their shares for a pro rata portion of the Trust Account must comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline. If shareholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their Genesis SPAC Public Shares for a pro rata portion of the funds held in the Trust Account.

Genesis SPAC Public Shareholders who wish to redeem their shares for a pro rata portion of the Trust Account must, among other things (i) submit a request in writing, (ii) identify the beneficial holder of the shares being redeemed and (iii) tender their certificates to the Transfer Agent or deliver their shares to the Transfer Agent electronically through the ATOP system at least two business days prior to the Shareholder Extraordinary General Meeting. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC and the Transfer Agent will need to act to facilitate this request. It is Genesis SPAC’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, because Genesis SPAC does not have any control over this process or over the brokers, it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Genesis SPAC Public Shareholders electing to redeem their shares will receive their pro rata portion of the Trust Account less income taxes payable, calculated as of two business days prior to the anticipated consummation of the Business Combination. Please see the section titled “Extraordinary General Meeting of Genesis SPAC Shareholders — Redemption Rights” for additional information on how to exercise your redemption rights.

If a shareholder fails to receive notice of Genesis SPAC’s offer to redeem Genesis SPAC Public Shares in connection with the Business Combination, such shares may not be redeemed.

If, despite Genesis SPAC’s compliance with the proxy rules, a shareholder fails to receive its proxy materials, such shareholder may not become aware of the opportunity to redeem its Genesis SPAC Public Shares. As a result, its Genesis SPAC Public Shares may not be redeemed.

Risks Related to U.S. Federal Income Tax

Genesis SPAC may be or become a PFIC during a U.S. Holder’s holding period, which could result in adverse U.S. federal income tax consequences to U.S. Holders.

If Genesis SPAC or any of its subsidiaries is a PFIC for any taxable year, or portion thereof, that is included in the holding period of a U.S. Holder of the Genesis SPAC Public Shares or Genesis SPAC Public Warrants (the “Genesis SPAC securities”), such U.S. Holder may be subject to certain adverse U.S. federal income tax consequences and may be subject to additional reporting requirements. There is no assurance that Genesis SPAC or its subsidiaries are not currently PFICs for U.S. federal income tax purposes for the taxable year of the Business Combination or for foreseeable future taxable years. Please see the section titled “U.S. Federal Income Tax Considerations — Passive Foreign Investment Company Status” for a more detailed discussion with respect to Genesis SPAC’s potential PFIC status and certain tax implications thereof. U.S. Holders are urged to consult their tax advisors regarding the possible application of the PFIC rules to holders of the Genesis SPAC Public Shares and Genesis SPAC Public Warrants.

Description of the Business Combination

Accounting for the Business Combination

The Contribution and Business Combination Agreement by and between Genesis Growth Tech Acquisition Corp. and Genesis Growth Tech LLC will be accounted for as an asset acquisition pursuant to ASC 805.

EXTRAORDINARY GENERAL MEETING OF GENESIS SPAC SHAREHOLDERS

This proxy statement is being provided to Genesis SPAC shareholders as part of a solicitation of proxies by the Genesis SPAC Board for use at the Shareholder Extraordinary General Meeting to be held on [    ], 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [    ], 2024, to all shareholders of record of Genesis SPAC as of [    ], 2024, the record date for the Shareholder Extraordinary General Meeting. Shareholders of record who owned Genesis SPAC Ordinary Shares at the close of business on the record date are entitled to receive notice of, attend and vote at the Shareholder Extraordinary General Meeting. On the record date, there were [    ] Genesis SPAC Ordinary Shares outstanding.

Date, Time and Place

The Shareholder Extraordinary General Meeting will be held at [    ] and via live webcast at [    ], on [    ], 2024 at [    ]. The Shareholder Extraordinary General Meeting can be accessed by visiting [    ], where you will be able to listen to the meeting live and vote during the meeting. Please note that you will only be able to access the Shareholder Extraordinary General Meeting by means of remote communication. Please have your Control Number, which can be found on your Genesis SPAC shareholder proxy card, to join the Shareholder Extraordinary General Meeting. If you do not have a control number, please contact Continental Stock Transfer & Trust Company, the Transfer Agent.

Proposals at the Shareholder Extraordinary General Meeting

At the Shareholder Extraordinary General Meeting, Genesis SPAC shareholders will vote on the following proposals (such proposals, collectively, the “Shareholder Proposals”):

1.      Business Combination Proposal — To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, the Contribution and Business Combination Agreement (the “Agreement”) dated November 20, 2023, by and between Genesis SPAC and Genesis Sponsor, a copy of which is attached to this proxy statement as Annex A, and the transactions contemplated thereby (the “Business Combination”);

2.      Name Change Proposal — To consider and vote upon a proposal to approve, by special resolution under Cayman Islands law, the change of name of Genesis SPAC to “NeuroMind AI Corp.”;

3.     Charter Amendment Proposal — To consider and vote upon a proposal to approve, by special resolution under Cayman Islands law, to adopt the amended and restatement memorandum and articles of association of Genesis SPAC (a copy of which is attached to this proxy statement as Annex C) in substitution for the existing memorandum and articles of association of Genesis SPAC; and

4.      Adjournment Proposal — To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, and allow the chairman of the Shareholder Extraordinary General Meeting to adjourn the Shareholder Extraordinary General Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Genesis SPAC shareholders to approve one or more proposals at the Shareholder Extraordinary General Meeting or to ensure that any supplement or amendment to this proxy statement is timely provided to Genesis SPAC shareholders.

THE GENESIS SPAC BOARD UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” EACH OF THESE PROPOSALS.

Voting Power; Record Date

As a shareholder of Genesis SPAC, you have a right to vote on certain matters affecting Genesis SPAC. The proposals that will be presented at the Shareholder Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Extraordinary General Meeting if you owned Genesis SPAC Ordinary Shares at the close of business on [    ], 2024, which is the record date for the Shareholder Extraordinary General Meeting. You are entitled to one vote for each Genesis SPAC Ordinary Share that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were [        ] Genesis SPAC Ordinary Shares outstanding, of which [        ] are Genesis SPAC Public Shares, 5,850,625 are Founder Shares held by Genesis Sponsor and 474,375 are Founder Shares held by Nomura Securities.

Vote of Genesis Sponsor and Genesis SPAC’s Directors and Officers

Prior to the Genesis SPAC IPO, Genesis SPAC entered into a letter agreement with Genesis Sponsor and each of Genesis SPAC’s directors and officers, pursuant to which each agreed to vote any Genesis SPAC Ordinary Shares owned by them in favor of the Business Combination Proposal and any other proposals recommended by the Genesis SPAC Board in connection with a Business Combination. None of Genesis Sponsor, Nomura Securities or Genesis SPAC’s directors or officers have purchased any Genesis SPAC Ordinary Shares or Genesis SPAC Warrants (including Genesis SPAC Public Warrants) during or after the Genesis SPAC IPO and, as of the date of this proxy statement, neither Genesis SPAC nor Genesis Sponsor, Nomura Securities or Genesis SPAC’s directors or officers have entered into agreements, and are not currently in negotiations, to purchase shares prior to the consummation of the Business Combination. Currently, Genesis Sponsor owns 91.3% of the issued and outstanding Genesis SPAC Ordinary Shares and will be able to vote all such shares at the Shareholder Extraordinary General Meeting. The Business Combination is conditioned on the approval of the Shareholder Proposals. If Genesis SPAC fails to obtain sufficient votes for the Shareholder Proposals Genesis SPAC will not satisfy the conditions to consummate the Agreement and Genesis SPAC may be prevented from closing the Business Combination.

Pursuant to the Genesis SPAC IPO Letter Agreement, Genesis Sponsor, Nomura Securities and Genesis SPAC’s directors and officers have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if Genesis SPAC fails to complete an initial business combination by December 13, 2024, unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions). However, to the extent Genesis Sponsor or Genesis SPAC’s directors and officers subsequently acquire Genesis SPAC Public Shares, they will be entitled to liquidating distributions from the Trust Account with respect to such Genesis SPAC Public Shares if Genesis SPAC fails to complete an initial business combination within the allotted time period.

Quorum and Required Vote for Proposals for the Shareholder Extraordinary General Meeting

The holders of at least one-third of the issued and outstanding Genesis SPAC Ordinary Shares entitled to vote as of the record date at the Shareholder Extraordinary General Meeting must be present, in person via the virtual meeting platform or represented by proxy, at the Shareholder Extraordinary General Meeting to constitute a quorum and in order to conduct business at the Shareholder Extraordinary General Meeting. Abstentions will be counted as present for the purpose of determining a quorum.

The Business Combination Proposal (and consequently, the Agreement and the Business Combination) requires approval by an ordinary resolution under Cayman Islands law, meaning it will be approved only if at least a majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting vote “FOR” the Business Combination Proposal. Failure to vote by proxy or to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, abstentions and broker non-votes will have no effect on the Business Combination Proposal. Genesis Sponsor has agreed to vote its Genesis SPAC Ordinary Shares in favor of the Business Combination Proposal. As of the record date, Genesis Sponsor owns [      ]% of the issued and outstanding Genesis SPAC Ordinary Shares.

The Name Change Proposal requires approval by special resolution under Cayman Islands law, meaning it will be approved only if at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting vote “FOR” the Name Change Proposal. Failure to vote by proxy or to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, abstentions and broker non-votes will have no effect on the Name Change Proposal. Genesis Sponsor has agreed to vote its Genesis SPAC Ordinary Shares in favor of the Name Change Proposal.

The Charter Amendment Proposal requires approval by special resolution under Cayman Islands law, meaning it will be approved only if at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting vote “FOR” the Charter Amendment Proposal. Failure to vote by proxy or to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, abstentions and broker non-votes will have no effect on the Charter Amendment Proposal. Genesis Sponsor has agreed to vote its Genesis SPAC Ordinary Shares in favor of the Charter Amendment Proposal.

The Adjournment Proposal requires approval by an ordinary resolution under Cayman Islands law, meaning it will be approved only if the holders of at least a majority of the votes cast by holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting vote “FOR” the Adjournment Proposal. Failure to vote by proxy or to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, abstentions and broker non-votes will have no effect on the vote to approve the Adjournment Proposal. Genesis Sponsor has agreed to vote the Genesis SPAC Ordinary Shares it owns in favor of the Adjournment Proposal.

It is important for you to note that, in the event that the Business Combination Proposal does not receive the requisite vote for approval, Genesis SPAC will not consummate the Business Combination. If Genesis SPAC does not consummate the Business Combination, Genesis SPAC may fail to complete an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), in which case Genesis SPAC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to Genesis SPAC Public Shareholders unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions).

Recommendation to Genesis SPAC Shareholders

The Genesis SPAC Board believes that approval of each of the Shareholder Proposals to be presented at the Shareholder Extraordinary General Meeting is in the best interests of Genesis SPAC and its shareholders and unanimously recommends that its shareholders vote “FOR” each of the proposals. Please see the section titled “The Business Combination — Interests of Certain Persons in the Business Combination” for additional information.

Abstentions and Broker Non-Votes

Abstentions are considered present for the purposes of establishing a quorum. For purposes of approval, a failure to vote or an abstention will have no effect on any of the Business Combination Proposal, the Name Change Proposal, the Charter Amendment Proposal or the Adjournment Proposal. In general, if your shares are held in “street” name and you do not instruct your broker, bank or other nominee on a timely basis on how to vote your shares, your broker, bank or other nominee, in its sole discretion, may either leave your shares unvoted or vote your shares on routine matters, but not on any non-routine matters.

None of the proposals at the Shareholder Extraordinary General Meeting are routine matters. As such, without your voting instructions, your brokerage firm cannot vote your shares on any proposal to be voted on at the Shareholder Extraordinary General Meeting.

Voting Your Shares — Shareholders of Record

If you are a Genesis SPAC shareholder of record, you may vote by mail or you can attend the Shareholder Extraordinary General Meeting in person via the virtual meeting platform and vote during the meeting by following the instructions on your Genesis SPAC shareholder proxy card. Each Genesis SPAC Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Shareholder Extraordinary General Meeting. Your one or more Genesis SPAC shareholder proxy cards show the number of shares of Genesis SPAC Ordinary Shares that you own.

Voting by Mail.    You can vote your shares by completing, signing, dating and returning the enclosed Genesis SPAC shareholder proxy card in the postage-paid envelope provided. By signing the Genesis SPAC shareholder proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the Genesis SPAC shareholder proxy card to vote your shares at the Shareholder Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the Genesis SPAC shareholder proxy card even if you plan to attend the Shareholder Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Shareholder Extraordinary General Meeting. If you receive more than one Genesis SPAC shareholder proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all Genesis SPAC shareholder proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Extraordinary General Meeting. If you sign and return the Genesis SPAC shareholder proxy card but do not give instructions on how to vote your shares, your shares of Genesis SPAC Ordinary Shares will be voted as recommended by the Genesis SPAC Board. The Genesis SPAC Board recommends voting “FOR” the Business Combination Proposal, “FOR” the Name Change Proposal, “FOR” the Charter Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by [    ] on [    ], 2024.

Voting via the Virtual Meeting Platform.    You can attend the Shareholder Extraordinary General Meeting in person via the virtual meeting platform and vote during the meeting by following the instructions on your Genesis SPAC shareholder proxy card. You can access the Shareholder Extraordinary General Meeting by visiting the website [    ]. You will need your control number for access. If you are a registered holder and do not have a control number, please contact Continental Stock Transfer & Trust Company, the Transfer Agent. If you are a beneficial holder and do not have a control number, please contact your broker, bank or nominee. To attend and participate at the Shareholder Extraordinary General Meeting, you can sign in with your control number as a registered holder or a beneficial owner who has registered with a legal proxy. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares. However, if your shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way Genesis SPAC can be sure that the broker, bank or nominee has not already voted your Genesis SPAC Ordinary Shares.

Voting Your Shares — Beneficial Owners

If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and this proxy statement is being sent to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the shareholder of record for purposes of voting at the Shareholder Extraordinary General Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. As a beneficial owner, if you wish to vote at the Shareholder Extraordinary General Meeting, you must get a proxy from the broker, bank or other nominee. Please see the section below titled “— Attending the Shareholder Extraordinary General Meeting.”

Attending the Shareholder Extraordinary General Meeting

Only Genesis SPAC shareholders on the record date or their legal proxyholders may attend and participate at the Shareholder Extraordinary General Meeting. Please note that you will only be able to access the Shareholder Extraordinary General Meeting by means of remote communication. Please have your Control Number, which can be found on your Genesis SPAC shareholder proxy card, to join the meeting. If you are a registered holder and do not have a control number, please contact Continental Stock Transfer & Trust Company, the Transfer Agent. If you are a beneficial holder and do not have a control number, please contact your broker, bank or nominee.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. You are encouraged to access the meeting prior to the start time. For further assistance, should you need it, please call               .

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Extraordinary General Meeting or at the Shareholder Extraordinary General Meeting by doing any one of the following:

•        you may send another Genesis SPAC shareholder proxy card with a later date;

•        you may notify Genesis SPAC’s Chief Executive Officer in writing to Genesis Growth Tech Acquisition Corp., Bahnhofstrasse 3, Hergiswil Nidwalden, Switzerland, before the Shareholder Extraordinary General Meeting that you have revoked your proxy; or

•        you may attend the Shareholder Extraordinary General Meeting, revoke your proxy, and vote in person via the virtual meeting platform, as indicated above.

No Additional Matters

The Shareholder Extraordinary General Meeting has been called only to consider the approval of the Business Combination Proposal, the Name Change Proposal, the Charter Amendment Proposal and the Adjournment Proposal. Under Genesis SPAC’s current bylaws, other than procedural matters incident to the conduct of the Shareholder Extraordinary General Meeting, no other matters may be considered at the Shareholder Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Genesis SPAC Ordinary Shares, you may call [    ], Genesis SPAC’s proxy solicitor, at [    ] (toll free), or banks and brokerage firms, please call collect at [    ].

Redemption Rights

Pursuant to the Genesis SPAC Articles, any holders of Genesis SPAC Public Shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the consummation of the Business Combination. If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of the Genesis SPAC IPO (calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account and other income earned on the funds held in the Trust Account and not previously released to Genesis SPAC to pay its income taxes (if any)). For illustrative purposes, based on the balance of the Trust Account of approximately $1.05 million as of February 9, 2024, the estimated per share redemption price would have been approximately $12.88.

In order to exercise your redemption rights, you must:

•        If you hold Genesis SPAC Public Units, separate the underlying Genesis SPAC Public Shares and Genesis SPAC Public Warrants;

•        prior to 5:00 P.M., Eastern Time on [    ], 2024 (two business days before the Shareholder Extraordinary General Meeting), tender your shares physically or electronically, identify to Genesis SPAC the beneficial holder of the shares being redeemed and submit a request in writing that Genesis SPAC redeems your Genesis SPAC Public Shares for cash to Continental Stock Transfer & Trust Company, the Transfer Agent, at [    ]@continentalstock.com, and, for shares physically tendered (which must be submitted with accompanying documents), at the following address:

Continental Stock Transfer & Trust Company
Attn:
1 State Street, 30th Floor
New York, NY 10004-1561

•        identify to Genesis SPAC the beneficial holder of the Genesis SPAC Public Shares being redeemed; and

•        deliver your Genesis SPAC Public Shares either physically or electronically through DTC’s ATOP system to the Transfer Agent at least two business days before the Shareholder Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Genesis SPAC Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the Transfer Agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Business Combination at the Shareholder Extraordinary General Meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s ATOP system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Shareholder Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Business Combination is approved.

Holders of outstanding Genesis SPAC Public Units must separate the underlying Genesis SPAC Public Shares and Genesis SPAC Public Warrants in order to exercise redemption rights with respect to the Genesis SPAC Public Shares.

If you hold Genesis SPAC Public Units registered in your own name, you must deliver the certificate for such Genesis SPAC Public Units to Continental Stock Transfer & Trust Company, the Transfer Agent, with written instructions to separate such Genesis SPAC Public Units into Genesis SPAC Public Shares and Genesis SPAC Public Warrants. This must be completed far enough in advance to permit the mailing of the Genesis SPAC Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Genesis SPAC Public Shares from the Genesis SPAC Public Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Genesis SPAC Public Units, you must instruct such nominee to separate your Genesis SPAC Public Units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, the Transfer Agent. Such written instructions must include the number of Genesis SPAC Public Units to be split and the nominee holding such Genesis SPAC Public Units. Your nominee must also initiate electronically, using DTC’s Deposit/Withdrawal at Custodian (DWAC) system, a withdrawal of the relevant Genesis SPAC Public Units and a deposit of an equal number of Genesis SPAC Public Shares and Genesis SPAC Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Genesis SPAC Public Shares from the Genesis SPAC Public Units.

While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Genesis SPAC Public Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights. Each redemption of shares of Genesis SPAC Class A Ordinary Shares by the Genesis SPAC Public Shareholders will reduce the amount in the Trust Account, which had a balance of approximately $1.05 million, as of February 9, 2024. In addition, a Genesis SPAC Public Shareholder, together with any of its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the Genesis SPAC Class A Ordinary Shares included in the Genesis SPAC Public Units sold in the Genesis SPAC IPO without Genesis SPAC’s prior consent.

Prior to exercising redemption rights, shareholders should verify the market price of Genesis SPAC Class A Ordinary Shares as they may receive higher proceeds from the sale of their Genesis SPAC Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Genesis SPAC cannot assure you that you will be able to sell your Genesis SPAC Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in Genesis SPAC Class A Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Genesis SPAC Class A Ordinary Shares will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Post-Combination Company, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.

Unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions), if the Business Combination is not approved and Genesis SPAC does not consummate an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), Genesis SPAC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the Genesis SPAC Public Shareholders and Genesis SPAC Warrants will expire worthless.

Appraisal Rights

None of the holders of Genesis SPAC securities have appraisal rights in connection with the Business Combination under the Cayman Act.

Proxy Solicitation Costs for the Shareholder Extraordinary General Meeting

Genesis SPAC is soliciting proxies on behalf of the Genesis SPAC Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Genesis SPAC has engaged [    ] to assist in the solicitation of proxies for the Shareholder Extraordinary General Meeting. Genesis SPAC and Genesis SPAC’s directors, officers and employees may also solicit proxies in person. Genesis SPAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Genesis SPAC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Genesis SPAC will pay [    ] a fee of $[    ], plus disbursements, reimburse [    ] for its reasonable out-of-pocket expenses and indemnify [    ] and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as Genesis SPAC’s proxy solicitor. Genesis SPAC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Genesis SPAC shareholders. Genesis SPAC’s directors, officers and employees who solicit proxies will not be paid any additional compensation for soliciting.

THE BUSINESS COMBINATION

General

On November 20, 2023, Genesis Growth Tech Acquisition Corp., a Cayman Islands exempted company (“Genesis SPAC”), entered into that certain Contribution and Business Combination Agreement (the “Agreement”), by and between Genesis SPAC and Genesis Growth Tech LLC, a Cayman Islands limited liability company (“Genesis Sponsor”), pursuant to which, among other things, (a) Genesis Sponsor will contribute, transfer, convey, assign and deliver to Genesis SPAC all of Genesis Sponsor’s rights, title and interest in and to a portfolio of patents acquired by Genesis Sponsor pursuant to that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, the “Patent Purchase Agreement”), by and between Genesis Sponsor and MindMaze Group SA, a Swiss corporation (“MindMaze”), and which includes (i) the Assigned Patent Rights, including the Additional Rights, as such terms are defined in the Patent Purchase Agreement, and (ii) all other intellectual property rights acquired by the Sponsor under the Patent Purchase Agreement, and (b) Genesis SPAC will pay to Genesis Sponsor one thousand dollars ($1,000) and will assume and agree to perform and discharge all of Genesis Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze a purchase price of $21 Million (the “MindMaze IP Purchase Price”) on or prior to May 31, 2024 and the obligation to share fifty percent (50%) of the gross amounts received under the Patent Purchase Agreement with MindMaze after the threshold amount of $44,000,000 is received by Genesis SPAC, on the terms and subject to the conditions set forth in the Patent Purchase Agreement, including that the Patent Purchase Agreement grants a worldwide royalty-free license back to the MindMaze (collectively, the “Transaction” or the “Business Combination”).

Genesis Sponsor is the sponsor of Genesis SPAC, and currently owns 5,850,625 Class B ordinary shares of Genesis SPAC, representing approximately 91.3% of the outstanding ordinary shares of Genesis SPAC, and 8,875,000 warrants to purchase 8,875,000 Class A ordinary shares at $11.50 per share.

Background of the Business Combination

Genesis SPAC is a blank check company incorporated on March 17, 2021 as a Cayman Islands exempted company limited by shares and was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Although Genesis SPAC is not limited to a particular industry or geographic region for purposes of consummating an initial business combination, Genesis SPAC has focused its search on companies operating within the Consumer Internet Industry with a geographical presence in Europe, Israel, the United Arab Emirates or the United States.

On December 13, 2021, Genesis SPAC consummated the Genesis SPAC IPO and, including the exercise of the underwriters’ overallotment option, Genesis SPAC issued 25,300,000 units, at $10.00 per unit, generating gross proceeds of $253,000,000. Each unit consists of one Class A ordinary share and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one class A ordinary share at a price of $11.50 per share. In connection with the Genesis SPAC IPO, Genesis Sponsor purchased 8,875,000 Private Placement Warrants at a price of $1.00 per warrant ($8,875,000 in the aggregate). Each Private Placement Warrant entitles the holder to purchase one share of Genesis SPAC Ordinary Share at an exercise price of $11.50 per share.

As contemplated in the Genesis SPAC Articles, Genesis SPAC will continue in existence only until December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022). If Genesis SPAC has not completed a business combination by such date, or at such later time as the shareholders of Genesis SPAC may approve in accordance with the Genesis SPAC Articles, Genesis SPAC will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Genesis SPAC’s remaining shareholders and directors, liquidate and dissolve, subject in each case to applicable law. Promptly after the closing of the Genesis SPAC IPO, Genesis SPAC’s officers and directors began to contact potential candidates for a business combination. In addition, Genesis SPAC was contacted by a number of individuals and entities with respect to business combination opportunities. Genesis SPAC reviewed approximately 30-40 potential acquisition targets in eight sectors and engaged in initial combination discussions with eight potential targets, including Genesis Sponsor.

Genesis SPAC engaged in meaningful and substantive negotiations with four potential targets, including Genesis Sponsor with respect to the Contributed Assets and Obligations. Genesis SPAC pursued business combination agreements with three targets. Genesis SPAC did not pursue further discussions with the other business targets for a variety of reasons, including because the parties could not agree on transaction terms.

Negotiations with Prior Targets

Target A.    In early 2022, Genesis SPAC was introduced to a company in the real estate technology industry (“Target A”) by Simon Baker, a prior member and Co-Executive Chairman of the Genesis SPAC Board. After multiple meetings with Target A and a review of the business and financial information made available, Genesis SPAC sent an initial draft of a letter of intent to Target A. Between the beginning of January, 2022 and April 12, 2022, Genesis SPAC and Target A attempted to negotiate the terms of a letter of intent. Ultimately, Genesis SPAC did not move forward with Target A due to the inability to agree on a valuation for Target A and finalize other transaction terms.

Target B.    On August 26, 2022, Genesis SPAC and Biolog-ID, a société anonyme organized under the laws of France (“Target B”), entered into a Business Combination Agreement (the “Target B BCA”). The Target B BCA had contemplated that Genesis SPAC and Target B would engage in a series of transactions pursuant to which, among other transactions, Genesis SPAC would merge with and into Target B, with Target B continuing as the surviving entity upon the closing of the transactions contemplated by the Target B BCA. Effective as of March 6, 2023 and in accordance with Section 7.1(a) of the Target B BCA, Genesis SPAC and Target B mutually agreed to terminate the Target B BCA, pursuant to a termination agreement by and between the two parties.

Target C.    On May 22, 2023, Genesis SPAC; GGAC Merger Sub, Inc., a Florida corporation and newly formed wholly-owned subsidiary of Genesis SPAC (“Merger Sub”); Eyal Perez, solely in his capacity as the representative for the shareholders of Genesis SPAC (other than the shareholders of NextTrip (as defined below)) (the “Purchaser Representative”); NextTrip Holdings, Inc., a Florida corporation (“Target C”); and William Kerby, solely in his capacity as the representative for Target B’s shareholders as discussed in the Plan of Merger (defined below)(the “Seller Representative”), entered into an Agreement and Plan of Merger (the “Plan of Merger”).

The Plan of Merger had contemplated that Genesis SPAC and Target C would engage in a series of transactions pursuant to which, among other transactions, Merger Sub would merge with and into Target C, with Target C continuing as the surviving entity upon the closing of the transactions contemplated by the Plan of Merger, and becoming a wholly-owned subsidiary of Genesis SPAC.

Effective as of August 16, 2023 and in accordance with Section 7.1(a) of the Plan of Merger, Genesis SPAC and Target C mutually agreed to terminate the Plan of Merger, pursuant to the terms of a termination agreement entered into by and between the two parties.

Waiver of Deferred Fees by Nomura Securities

Although Nomura Securities International, Inc. (“Nomura”) fully performed its duties in accordance with its role as an underwriter in connection with Genesis SPAC’s IPO, earning their fees pursuant to the underwriting agreement, on January 26, 2023, Nomura advised Genesis SPAC that it was waiving any future entitlement to its deferred underwriting fees totaling $13.9 million. Other than the underwriting agreement in connection with the IPO, there was no separate engagement letter or advisory agreement between the Company and Nomura. The waiver letter expressly stated for the avoidance of doubt, that that their waiver is not the result of any dispute or disagreement with Genesis SPAC, or any business combination target or any of their respective affiliates. Nomura is still subject to the terms of the underwriting agreement, which includes customary terms and conditions relating to Nomura acting as an underwriter in the IPO, including indemnification provisions. There is no other financial or advisory relationship with Nomura.

Nomura has had no role with respect to the Business Combination. Since Nomura did not participate or advise Genesis SPAC or Genesis Sponsor in regard to the Business Combination, Genesis SPAC believes there will be no effect on the Business Combination.

Redemptions since Initial Public Offering

On February 22, 2023, Genesis SPAC held an extraordinary general meeting of shareholders, at which its public shareholders approved a proposal to amend the amended and restated memorandum and articles of association, by way of special resolution, in the form of the second amended and restated memorandum and articles of association, to extend the date by which Genesis SPAC has to consummate a business combination from March 13, 2023 (which deadline had been previously extended from December 13, 2022) to September 13, 2023. In connection with such proposal, public shareholders elected to redeem 25,198,961 Class A ordinary shares. As a result, approximately $263,325,413.52 (approximately $10.45 per share) was debited from the Trust Account to pay such holders.

On August 31, 2023, Genesis SPAC held an extraordinary general meeting of shareholders, at which its public shareholders approved a proposal to amend the second amended and restated memorandum and articles of association, by way of special resolution, in the form of the third amended and restated memorandum and articles of association, to extend the date by which Genesis SPAC has to consummate a business combination from September 13, 2023 to December 13, 2024. In connection with such proposal, public shareholders elected to redeem 19,519 Class A ordinary shares. As a result, approximately $246,605.40 (approximately $12.63 per share) was debited from the Trust Account to pay such holders. To date, 25,218,480, or 99.7%, of the shares issued in the IPO have been redeemed.

The following chronology summarizes the key meetings and events that led to the signing of the Agreement.

On August 18, 2023, Mr. Perez, in his capacity as CEO of Genesis SPAC held a conference call with Mr. Tej Tadi, the CEO of MindMaze and Mr. Pierre-Emmanuel Meyer, the CFO of MindMaze to discuss a potential transaction. Mr. Perez first became acquainted with Mr. Tadi in 2022 through common friends in the Swiss tech industry. Mr. Perez had recently become aware from news reports that the previously announced business combination between MindMaze and Babylon Holdings Limited would not move forward, and was therefore motivated to reach out to Mr. Tadi to inquire about his company’s plans. This was the first discussion between the parties with respect to the Contributed Assets.

During this conversation Mr. Tadi mentioned that MindMaze was considering selling part of its IP portfolio, namely, the Contributed Assets, as management had determined that the asset falls outside the scope of company strategy. When Mr. Perez mentioned the possibility of a transaction with Genesis SPAC, Mr. Tadi made it clear that he was not interested in participating in a de-SPAC transaction, but that he was amenable to working with Mr. Perez. Mr. Perez then suggested a purchase and sale agreement between Genesis Sponsor and MindMaze, with the possibility that Mr. Perez could then separately work to incorporate the assets in a business combination with Genesis SPAC. Mr. Perez suggested entering into a Patent Purchase Agreement between MindMaze and Genesis Sponsor, with the intent to incorporate the acquired assets under the Patent Purchase Agreement in an eventual business combination with Genesis SPAC. See “Information about Genesis Sponsor and the Contributed Assets and Obligations.”

Also during this conversation, Mr. Tadi suggested a purchase price for the Contributed Assets of $21 million and indicated that an independent valuation report on all of MindMaze’s IP would support such a valuation of this part of the portfolio. Mr. Tadi informed Mr. Perez that MindMaze had a long-standing, on-going business relationship with KISSPatent, experts in the valuation of intellectual property, that regularly provides IP valuation services to MindMaze. Mr. Tadi and Mr. Perez agreed that KISSPatent would be best suited to provide the valuation report with respect to the Contributed Assets and Mr. Tadi undertook to speak with KISSPatent about providing such a report as part of the usual and customary services that KISSPatent provides for MindMaze. No other initial terms were discussed or proposed before Mr. Tadi suggested a $21 million purchase price.

On September 4, 2023, Mr. Tadi shared with Mr. Perez an initial draft of the Patent Purchase Agreement.

Over the course of the next few weeks, Mr. Tadi and Mr. Perez discussed the content of the Patent Purchase Agreement and negotiated certain business points. In particular, Mr. Perez requested the removal of an obligation of a minimum cash condition and also requested was that Genesis Sponsor would receive the asset first and pay for it at a later date. Mr. Tadi accommodated both of these requests. There were no other major points of disagreement or negotiation of the provisions and a final version was ultimately signed on September 21, 2023. Mr. Perez negotiated the Patent Purchase Agreement directly with Mr. Tadi. Mr. Perez understands that MindMaze has both internal and external counsel, including IP counsel, that advised MindMaze on the Patent Purchase Agreement.

Between the September 4, 2023 initial draft of the Patent Purchase Agreement and the execution of the Patent Purchase Agreement on September 21, 2023, the only negotiation points on the matter were (a) the minimum cash condition and (b) the receipt of assets prior to payment therefor in February 2024.

On October 18, 2023 Mr. Perez retained the services of Loeb & Loeb LLP in order to proceed with a business combination with respect to the Contributed Assets. After the input and following the advice of Loeb & Loeb beginning on October 24, 2023, Mr. Perez began a dialogue with Mr. Tadi with respect to an amendment to the Patent Purchase Agreement which led to a first draft on November 6, 2023. Mr. Perez requested an amendment primarily because he determined, upon the advice of counsel, that closing a de-SPAC transaction would likely take longer than the original February 2024 payment date for the Contributed Assets. In addition, Mr. Perez objected to a $1.00 buy-back right for the Assigned Patent Rights, if Genesis SPAC does not pay the purchase price of $21 million by May 31, 2024. These were the only two negotiating points with respect to the Patent Purchase Agreement amendment.

Also, in November 2023, Mr. Perez inquired of Mr. Tadi about the progress of the KISSPatent fairness opinion with respect to the Contributed Assets. As stated above, it was Mr. Perez’ intention to employ the Contributed Assets in a de-SPAC transaction involving Genesis SPAC, and he that a fairness opinion would be required for eventual inclusion in proxy materials. In the days leading up to November 13, 2023 Mr. Perez had several telephone calls with Dr. D’vorah Graeser, the CEO and founder of KISSPatent, wherein they discussed her expertise, her familiarity with the Contributed Assets, as well as the material terms of the Business Combination. On November 13, 2023 KISSPatent delivered its draft fairness opinion to Mr. Tadi and Mr. Perez. Upon review, Mr. Perez determined that the opinion supported the valuation of the Contributed Assets and determined not to negotiate the $21 million purchase price. Mr. Perez did, however, ask that the opinion (a) be addressed to the board of directors of Genesis SPAC and (b) address the fairness of the acquisition of the Contributed Assets to the public shareholders of Genesis SPAC.

On November 14, MindMaze and Genesis Sponsor executed the amendment to the Patent Purchase Agreement which removed the $1.00 buy-back right and extended the due date for the MindMaze IP Purchase Price to May 31, 2024.

From November 14, 2023 through November 16, 2023, the Assignment of Patens and disclosure schedules pursuant to the Agreement were prepared by Loeb & Loeb and delivered to the Mr. Perez and Mr. Tadi. Also during the week of November 13, 2023, Mr. Perez had regular telephone conferences with the other Genesis SPAC Board members, Messrs. Habib and Lahyani, apprising them of the status of his negotiations and informing them that finalization of materials for the Agreement was in sight. On November 17, 2023, KISSPatent delivered its signed fairness opinion to Genesis SPAC. The fairness opinion includes a valuation report with respect to the Contributed Assets and the opinion concludes that the acquisition of the Contributed Assets is fair and equitable to the public shareholders of Genesis SPAC. KISSPatent’s services were paid for by MindMaze.

At 8:00 a.m., New York City time, on November 17, 2023, all three members of the Genesis SPAC Board convened via teleconference to discuss the transaction and review the terms of the Agreement and the annexes thereto, including the fairness opinion and valuation report. At this meeting the board unanimously approved the transaction and prepared written resolutions.

On November 20, 2023, the board of directors of Genesis SPAC reconvened to reconfirm their prior approval and execute written board resolution that approved the Business Combination Agreement, and the transactions contemplated thereby, and resolved to recommend that the shareholders of Genesis SPAC approve and adopt the Business Combination Agreement and the transactions contemplated thereby.

Genesis SPAC Board’s Reasons for Approval of the Business Combination

The Genesis SPAC Board, comprised of Eyal Perez, who also acts as Chief Executive Officer and Chief Financial Officer of Genesis SPAC, Michael Lahyani, who also acts as Chief Strategy Officer and President of Genesis SPAC, and Cem Habib, who is the only independent director on the Genesis SPAC board, in evaluating the transaction with Genesis Sponsor, consulted with its legal counsel and KISSPatent Europe BV. Genesis SPAC’s management led the financial and valuation analysis of the Contributed Assets and Obligations. In reaching its conclusion (i) that the Agreement and the transactions contemplated thereby are fair to and in the best interests of Genesis SPAC and most likely to promote the success of Genesis SPAC for the benefit of its shareholders as a whole, (ii) to approve and declare advisable the Agreement and the transactions contemplated thereby, and (iii) to resolve to recommend approval of the Agreement (including the Business Combination) and the other proposals presented to Genesis SPAC’s shareholders the Genesis SPAC Board considered and evaluated a number of factors, including, but not limited to, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the Business Combination, the Genesis SPAC Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. The Genesis SPAC Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of Genesis SPAC Board’s reasons for the Business Combination and all other information presented in this section is forward-looking in nature and subject to numerous risks many of which are not within the control of Genesis SPAC and Genesis Sponsor, and therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors.”

The members of Genesis SPAC’s management team and the Genesis SPAC Board are well-qualified to evaluate the transaction with the Sponsor. They have significant transactional experience. Genesis SPAC’s management team and the Genesis SPAC Board also include individuals with experience in executive management of multinational companies and in investing in companies in the healthcare sector.

The Genesis SPAC Board considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Agreement and the transactions contemplated thereby, including but not limited to, the following material factors:

•        Considerations Relating to the Contributed Assets and Obligations.

•        Duties.    The general duties of the Genesis SPAC Board under Cayman Islands law and their fiduciary duties owed to Genesis SPAC.

•        Solvency.    Genesis SPAC’s solvency position both pre and post entry into the agreements identified herein.

•        Financial analysis conducted by Genesis SPAC Management.    The financial analysis conducted by Genesis SPAC management team and reviewed by the Genesis SPAC Board supported the valuation of the Contributed Assets and Obligations, in particular the MindMaze IP Purchase Price.

•        Fairness opinion of KISSPatent Europe BV.    The Genesis SPAC Board considered the opinion delivered by KISSPatent Europe BV to the Genesis SPAC Board, as of the date of meeting of the Genesis SPAC Board approving the Agreement, and subject to and based upon the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications therein, the consideration to be paid by pursuant to the Agreement was fair, from a financial point of view, to Genesis SPAC shareholders.

•        Benefits Not Achieved.    The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe.

•        Liquidation of Genesis SPAC.    The risks and costs to Genesis SPAC if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in Genesis SPAC being unable to effect a business combination by the completion deadline and forcing Genesis SPAC to liquidate in accordance with the Articles.

•        Exclusivity.    The fact that the Agreement includes an exclusivity provision that prohibits Genesis SPAC from soliciting other business combination proposals and restricts Genesis SPAC’s ability to consider other potential business combinations until the Effective Time or the termination of the Agreement.

•        Shareholder Votes.    The risk that Genesis SPAC’s shareholders may fail to pass the respective affirmative votes necessary to effect the Business Combination (and the other related transaction proposals).

•        Closing Conditions.    The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within Genesis SPAC’s control.

•        Litigation.    The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely delay consummation of the Business Combination.

•        Tax Consequences.    The Genesis SPAC Board considered the potential tax consequences of the Business Combination. Please see the sections titled “U.S. Federal Income Tax Considerations” and “Cayman Islands Tax Considerations.”

•        Potential Conflicts.    The Genesis SPAC Board considered the potential additional or different conflicts of interests of Genesis SPAC’s directors, executive officers, Genesis Sponsor and its affiliates. The Genesis SPAC Board, including Genesis SPAC’s independent directors, with their outside counsel, reviewed and considered these interests in evaluating and approving, as members of the Board, the Agreement and the transactions contemplated thereby, including the Merger. See “The Business Combination — Interests of Certain Persons in the Business Combination — Interests of Genesis Sponsor and Genesis SPAC’s Directors and Officers”.

•        Fees and Expenses.    The fees and expenses associated with completing the Business Combination.

The Genesis SPAC Board also considered various uncertainties and risks and other potentially negative factors concerning the Business Combination, including, but not limited to, the following:

•        Macroeconomic Risks.    Macroeconomic uncertainty and the effects it could have on the Post-Combination Company’s revenues.

•        Benefits Not Achieved.    The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe.

•        Liquidation of Genesis SPAC.    The risks and costs to Genesis SPAC if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in Genesis SPAC being unable to effect a business combination by December 13, 2024 and force Genesis SPAC to liquidate.

•        Exclusivity.    The fact that the Contribution and Business Combination Agreement includes an exclusivity provision that prohibits Genesis SPAC from soliciting other business combination proposals, which except for limited circumstances (related to the receipt of an unsolicited business combination proposal) restricts its ability to consider other potential business combinations prior to the earlier of the consummation of the Business Combination and the termination of the Contribution and Business Combination Agreement.

•        Redemption Risk.    The potential risk that a significant number of Genesis SPAC’s shareholders elect to redeem their shares prior to the consummation of the Business Combination and pursuant to Genesis SPAC’s amended and restatement memorandum and articles of association, which would potentially make the Business Combination more difficult or impossible to complete.

•        Closing Conditions.    The fact that completion of the Business Combination is conditioned on the satisfaction of certain Closing conditions that are not within Genesis SPAC’s control.

•        Litigation.    The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

•        Fees and Expenses.    The fees and expenses associated with completing the Business Combination.

Fairness Opinion

Genesis SPAC obtained an opinion from KISSPatent with respect to the fairness of the Business Combination to the public shareholders of Genesis SPAC. On November 17, 2023, KISSPatent delivered its opinion to the Genesis Board that, as of the date of the written fairness opinion and based upon and subject to the factors and assumptions set forth therein, the Business Combination is fair and equitable to the public shareholders of Genesis SPAC.

The full text of the written opinion of KISSPatent, dated November 17, 2023, which sets forth assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken in rendering its opinion, is attached as Annex D to this document and is incorporated herein by reference. Genesis SPAC encourages you to read the opinion carefully in its entirety.

KISSPatent’s opinion was addressed to, and provided for the information and benefit of, the Genesis SPAC Board (in its capacity as such) in connection with its evaluation of the proposed Business Combination. The opinion addresses only the fairness from a financial point of view of the Business Combination to the public shareholders of Genesis SPAC. The opinion does not constitute a recommendation to the Genesis SPAC Board or to any other persons in respect of the Business Combination, including as to how any holder of shares of Genesis SPAC should vote or act in respect of the Business Combination. KISSPatent’s opinion does not address the relative merits of the Business Combination as compared to other business or financial strategies, or business combination transactions, that might be available to Genesis SPAC, nor does it address the underlying business decision of Genesis SPAC to engage in the Business Combination. The opinion does not constitute a recommendation as to whether or not any holder of Genesis SPAC ordinary shares should participate in connection with the Business Combination or any other matter.

Satisfaction of 80% Test

It is a requirement under the Genesis SPAC Articles that Genesis SPAC’s initial business combination must occur with one or more target businesses that together have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for Genesis SPAC’s initial business combination. As of November 20, 2023, the date of the execution of the Agreement, the balance of the Trust Account was approximately $1 million (excluding taxes payable on the income earned on the Trust Account) and 80% thereof represents approximately $800,000. In reaching its conclusion that the Business Combination meets the 80% asset test, the Genesis SPAC Board reviewed, among other things, the Patent Purchase Agreement and the fairness opinion provide by KISSPatent. In determining whether the value described above represents the fair market value of the Contributed Assets and Obligations, the Genesis SPAC Board considered all of the factors described above in this section and the fact that the purchase price for the Contributed Assets and Obligations was the result of an arm’s length negotiation. As a result, the Genesis SPAC Board concluded that the fair market value of the business acquired was in excess of 80% of the assets held in the Trust Account (excluding and taxes payable on the income earned on the Trust Account). The Genesis SPAC Board believes that the financial skills and background of its members qualify it to make such conclusion.

Interests of Certain Persons in the Business Combination

When considering the Genesis SPAC Board’s recommendation to vote in favor of approving the Business Combination Proposal and the other proposals described in this proxy statement, Genesis SPAC Public Shareholders should keep in mind that Genesis Sponsor and Genesis SPAC’s directors and officers have interests in such proposals that may be different from, or in addition to (and which may conflict with), the interests of Genesis SPAC Public Shareholders generally. The Genesis SPAC Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to the Genesis SPAC Public Shareholders that they approve the proposals to be presented to the Genesis SPAC Public Shareholders. Genesis SPAC Public Shareholders should take these interests into account in deciding whether to approve the proposals set forth in this proxy statement.

These interests include, among other things:

•        the fact that (i) Genesis Sponsor paid approximately $8.9 million in consideration for its Founder Shares and Genesis SPAC Private Placement Warrants comprised of (A) $25,000 for the 6,325,000 currently outstanding Founder Shares (including 474,375 Founder Shares transferred to Nomura Securities in December 2021) (i.e., approximately $0.03 per share) and (B) $8,875,000 for its 8,875,000 Genesis SPAC Private Placement Warrants (i.e., $1.00 per warrant) and (ii) all Founder Shares and Genesis SPAC Private Placement Warrants will become worthless if Genesis SPAC fails to complete an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022, unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions). The 6,325,000 Founders Shares had an aggregate market value of approximately $75.3 million based on the closing price of Genesis SPAC’s ordinary shares of $11.91 on the OTC as of February 9, 2024, and the 8,875,000 Genesis SPAC Private Placement Warrants had an aggregate market value of approximately $355,000 million based on the closing price of Genesis SPAC’s warrants of $0.04 on the OTC as of February 9, 2024. Given the differential in the approximately $8.9 million aggregate purchase price that Genesis Sponsor paid for the Founder Shares and the Genesis SPAC Private Placement Warrants as compared to the price of the Genesis SPAC Public Units in the Genesis SPAC IPO, Genesis Sponsor and its affiliates will likely earn a positive rate of return on their investment even if the Genesis SPAC Public Shareholders experience a negative rate of return following the completion of the Business Combination;

•        the fact that, on December 9, 2022, Genesis Sponsor deposited $2,530,000 in cash into the Trust Account, to extend the date by which Genesis SPAC has to complete an initial business combination pursuant to its Articles of Association and on July 19, 2023, Genesis SPAC entered into an Extension Promissory Note with Genesis Sponsor to document the repayment of the extension payment (the “Note”). The Note does not bear interest and is payable upon the earlier of demand and the liquidation of the Company and if a business combination is not consummated, the Note will be repaid solely to the extent that Genesis SPAC has funds available to it outside of the Trust Account.

•        the fact that none of Genesis SPAC’s directors and officers is required to commit their full time to Genesis SPAC’s affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities;

•        the fact that each of Genesis SPAC’s directors and officers presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such director or officer is or will be required to present a business combination opportunity to such entity. Genesis SPAC does not believe, however, that the pre-existing fiduciary duties or contractual obligations of its directors and officers will materially undermine its ability to complete the Business Combination, and such pre-existing fiduciary duties and contractual obligations did not materially affect its search for an acquisition target;

•        the fact that Genesis Sponsor and Genesis SPAC’s directors and officers have agreed not to redeem any Founder Shares or Genesis SPAC Class A Ordinary Shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

•        the fact that Genesis Sponsor and certain of Genesis SPAC’s directors and officers is a member of Genesis Sponsor or has a direct or indirect economic interest in Genesis Sponsor;

•        the fact that all of Genesis SPAC’s directors will become directors of the Post-Combination Company;

•        the fact that Genesis Sponsor and Genesis SPAC’s directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Genesis SPAC fails to complete an initial business combination by the specified deadline;

•        the fact that, prior to the closing of the Business Combination, Genesis SPAC intends to enter into a warrant exchange agreement with Genesis Sponsor, pursuant to which, immediately prior to the closing of the Business Combination, 8,875,000 private placement warrants will be cancelled in full and, in consideration therefor, Genesis SPAC will issue an aggregate 227,725,625 Class A ordinary shares to Genesis Sponsor on a private placement basis;

•        the fact that if the Trust Account is liquidated, including if Genesis SPAC is unable to complete an initial business combination within the required time period, Genesis Sponsor has agreed to indemnify Genesis SPAC to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Genesis SPAC has entered into an acquisition agreement or claims of any third party (other than the independent public accountants) for services rendered or products sold to Genesis SPAC, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•        the continuation of the directors’ and officers’ liability insurance after the Business Combination;

•        the fact that if an initial business combination is not consummated within the required time period, in addition to Genesis Sponsor and Genesis SPAC’s officers and directors losing their entire investment in Genesis SPAC, they will not be reimbursed for any out-of-pocket expenses;

Assuming the exercise and conversion of all securities, the sponsor and its affiliates’ total potential ownership interest in the combined company would be 227,725,625 ordinary shares, or 94.5% of the total outstanding ordinary shares.

The approximate dollar value of Genesis Sponsor’s interest in the Business Combination, based on the transaction value determined, is $19.9 million.

In the aggregate, Genesis Sponsor and its affiliates have approximately $11.43 million at risk that depends upon the completion of a business combination. There are no fees contingent upon a business combination payable to Genesis Sponsor’s affiliates upon consummation of the Business Combination. The foregoing interests present a risk that Genesis Sponsor and its affiliates will benefit from the completion of a business combination, including in a manner that may not be aligned with Genesis SPAC Public Shareholders. As such, Genesis Sponsor may be incentivized to complete an initial business combination with a less favorable target company or on terms less favorable to Genesis SPAC Public Shareholders rather than liquidate.

These interests may influence the Genesis SPAC Board in making their recommendation that (i) Genesis SPAC shareholders vote in favor of the approval of the Business Combination Proposal and the other proposals to be voted on at the Shareholder Extraordinary General Meeting.

The Genesis SPAC board is comprised of Eyal Perez, who also acts as Chief Executive Officer and Chief Financial Officer of Genesis SPAC, Michael Lahyani, who also acts as Chief Strategy Officer and President of Genesis SPAC, and Cem Habib, who is the only independent director on the Genesis SPAC board. The Genesis SPAC Board considered, among other things, the interests that Genesis Sponsor and Genesis SPAC’s directors and officers have in the transaction, the $21 million MindMaze Purchase Price, and the opinion and valuation report of KISSPatent with respect to the Contributed Assets in recommending to the Genesis SPAC Public Shareholders that they approve the proposals to be presented.

Regulatory Approvals Required for the Business Combination

Non-U.S. regulatory bodies and U.S. state attorneys general could take action under other applicable regulatory laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin or otherwise prevent the completion of the Business Combination or permitting completion subject to regulatory conditions. Private parties may also seek to take legal action under regulatory laws under some circumstances. There can be no assurance that a challenge to the Business Combination on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful. Genesis SPAC and Genesis Sponsor are not aware of any other regulatory approvals in the United States or elsewhere required for the consummation of the Business Combination.

Shares Eligible for Future Sale

There are certain restrictions on resales of the Post-Combination Company Shares. Please see the section titled “Shares Eligible for Future Sale.”

U.S. Federal Income Tax Considerations

For a detailed discussion of material U.S. federal income tax considerations of the Business Combination, please see the section titled “U.S. Federal Income Tax Considerations.”

Cayman Islands Tax Considerations

For a summary of material Cayman Islands tax considerations relating to the transfer of the Ordinary Shares, please see the section titled “Material Cayman Islands Tax Considerations.”

Anticipated Accounting Treatment

The Contribution and Business Combination Agreement by and between Genesis Growth Tech Acquisition Corp. and Genesis Growth Tech LLC will be accounted for as an asset acquisition pursuant to ASC 805.

Foreign Private Issuer

Following the Business Combination, the Post-Combination Company will be a foreign private issuer under the U.S. federal securities laws and will be subject to different obligations under the Securities Act and the Exchange Act than domestic U.S. issuers. This means that, even after the Post-Combination Company no longer qualifies as an “emerging growth company,” as long as it qualifies as a “foreign private issuer” under the Securities Act or the Exchange Act, it will be exempt from certain requirements under the Securities Act or the Exchange Act that impose registration, reporting, disclosure or procedural obligations that are applicable to U.S. domestic public companies. Such exemptions include the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act; the sections of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and liability for insiders who profit from trades made in a short period of time; the rules under the Exchange Act requiring the filing with the SEC of quarterly reports on Form 10-Q containing unaudited financial and other specified information, or current reports on Form 8-K, upon the occurrence of specified significant events; and the form requirements for certain Securities Act registration statements.

In addition, the Post-Combination Company will not be required to file annual reports and financial statements with the SEC as promptly as U.S. domestic companies whose securities are registered under the Exchange Act, and will not be required to comply with Regulation FD, which restricts the selective disclosure of material information. The Post-Combination Company’s directors, senior management and principal shareholders are not subject to short-swing profit and insider trading reporting obligations under Section 16 of the Exchange Act. They will, however, be subject to the obligations to report changes in share ownership under Section 13 of the Exchange Act and related SEC rules.

Emerging Growth Company

Following the Business Combination, the Post-Combination Company will be an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of Sarbanes-Oxley Act, the reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and the exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

The Post-Combination Company will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our IPO, (b) in which the Post-Combination Company has total annual gross revenue of at least $1.235 billion (as adjusted for inflation pursuant to SEC rules from time to time), or (c) in which the Post-Combination Company is deemed to be a large accelerated filer, which means the market value of its common stock that is held by non-affiliates equals or exceeds $700 million as of the prior June 30th, and (2) the date on which it has issued more than $1.0 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.

Redemption Rights

Pursuant to the Genesis SPAC Articles, holders of Genesis SPAC Public Shares may elect to have their shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account and other income earned on the funds held in the Trust Account and not previously released to Genesis SPAC to pay its income taxes (if any), by (ii) the total number of then-outstanding Genesis SPAC Public Shares. However, a Genesis SPAC Public Shareholder, together with any of its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the Genesis SPAC Class A Ordinary Shares included in the Genesis SPAC Public Units sold in the Genesis SPAC IPO without Genesis SPAC’s prior consent.

If a holder exercises its redemption rights, then such holder will be exchanging its Genesis SPAC Class A Ordinary Shares for cash and will no longer own shares of the Post-Combination Company. Such a holder will be entitled to receive cash for its Genesis SPAC Public Shares only if it properly demands redemption, identifies to Genesis SPAC the beneficial holder of the Genesis SPAC Public Shares being redeemed and delivers its shares (either physically or electronically) to Genesis SPAC’s Transfer Agent in accordance with the procedures described herein. Please see the section titled “Extraordinary General Meeting of Genesis SPAC Shareholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Appraisal Rights

None of the holders of Genesis SPAC securities have appraisal rights in connection with the Business Combination under the Cayman Act.

THE AGREEMENT

Genesis SPAC is asking Genesis SPAC’s shareholders to adopt the Agreement and approve the Business Combination. Genesis SPAC shareholders should read carefully this proxy statement in its entirety for more detailed information concerning the Agreement, which is attached as Annex A to this proxy statement. Please see the subsection titled “The Agreement” below for additional information and a summary of certain terms of the Agreement. The following summary is qualified in its entirety by reference to the complete text of the Agreement. Genesis SPAC shareholders are urged to read carefully the Agreement in its entirety before voting on the Business Combination Proposal because it is the primary legal document that governs the Business Combination.

Genesis SPAC may consummate the Business Combination only if the Business Combination Proposal is approved by the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting, assuming a quorum is present.

The Agreement

On November 20, 2023, Genesis Growth Tech Acquisition Corp., a Cayman Islands exempted company (“Genesis SPAC”), entered into that certain Contribution and Business Combination Agreement (the “Agreement”), by and between Genesis SPAC and Genesis Growth Tech LLC, a Cayman Islands limited liability company (“Genesis Sponsor”), pursuant to which, among other things, (a) Genesis Sponsor will contribute, transfer, convey, assign and deliver to Genesis SPAC all of Genesis Sponsor’s rights, title and interest in and to a portfolio of patents acquired by Genesis Sponsor pursuant to that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, the “Patent Purchase Agreement”), by and between Genesis Sponsor and MindMaze Group SA, a Swiss corporation (“MindMaze”), and which includes (i) the Assigned Patent Rights, including the Additional Rights, as such terms are defined in the Patent Purchase Agreement, and (ii) all other intellectual property rights acquired by the Sponsor under the Patent Purchase Agreement, and (b) Genesis SPAC will pay to Genesis Sponsor one thousand dollars ($1,000) and will assume and agree to perform and discharge all of Genesis Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze a purchase price of $21 Million (the “MindMaze IP Purchase Price”) on or prior to May 31, 2024 and the obligation to share fifty percent (50%) of the gross amounts received under the Patent Purchase Agreement with MindMaze after the threshold amount of $44,000,000 is received by Genesis SPAC, on the terms and subject to the conditions set forth in the Patent Purchase Agreement, including that the Patent Purchase Agreement grants a worldwide royalty-free license back to the MindMaze (collectively, the “Transaction” or the “Business Combination).

Genesis Sponsor is the sponsor of Genesis SPAC, and currently owns 5,850,625 Class B ordinary shares of Genesis SPAC, representing approximately 91.3% of the outstanding ordinary shares of Genesis SPAC, and 8,875,000 warrants to purchase 8,875,000 Class A ordinary shares at $11.50 per share.

Pursuant to the Agreement, each of the parties to the Agreement has made customary representations, warranties and covenants in the Agreement, including covenants by Genesis Sponsor not to dispose of or otherwise encumber the assets to be sold to Genesis SPAC.

Consummation of the Transaction is subject to customary conditions, including, among other things (a) the absence of any law, order or action restraining or prohibiting the Transaction, (b) approval of the shareholders of Genesis SPAC, (c) Genesis SPAC receiving a fairness opinion that the Transaction is fair to Genesis SPAC from a financial point of view, (d) MindMaze executing an extension for the payment of the MindMaze IP Purchase Price, (e) Genesis Sponsor having caused MindMaze to execute a consent to assignment of the Patent Purchase Agreement from Genesis Sponsor to Genesis SPAC, (f) Genesis SPAC having filed amended and restated memorandum and articles of association deleting the various provisions applicable only to special purpose acquisition companies (the “Amended SPAC Articles”), and (g) Genesis SPAC having executed a warrant exchange agreement for the exchange of the private warrants owned by Genesis SPAC for ordinary shares of Genesis SPAC.

The Agreement may be terminated by Genesis SPAC and Genesis Sponsor under certain circumstances, including, among others, (a) by mutual written agreement of Genesis SPAC and Genesis Sponsor, (b) by either Genesis SPAC or Genesis Sponsor if the closing has not occurred on or before on or before the latest of (i) December 13, 2024 and (ii) if one or more extensions to a date following December 13, 2024 are obtained at the election of Genesis SPAC, with Genesis SPAC shareholder vote, in accordance with the Genesis SPAC’s amended and restated memorandum and articles of association, the last date for Genesis SPAC to consummate a Business Combination pursuant to such extensions and (c) by either Genesis SPAC or Genesis Sponsor if the Transaction is prohibited or made illegal by a final, nonappealable governmental order or law.

The board of directors of Genesis SPAC has unanimously (a) approved and declared advisable the Agreement and the transactions contemplated by the Agreement, (ii) determined that the Transaction constitutes a “Business Combination” (as such term is defined in the amended and restated memorandum and articles of association of Genesis SPAC), and (b) resolved to recommend approval of the Agreement and related matters by Genesis SPAC’s shareholders.

Genesis SPAC expects to file proxy materials as promptly as practicable after the date of the Agreement for the purpose of soliciting proxies from holders of Genesis SPAC’s ordinary shares sufficient to obtain shareholder approval of the Agreement and the transactions contemplated by the Agreement, and the Amended SPAC Articles, at a meeting of holders of Genesis SPAC’s ordinary shares to be called and held for such purpose. The closing is expected to occur following the fulfillment or waiver of the closing conditions set forth in the Agreement.

A copy of the Agreement is attached hereto as Annex A. The foregoing description of the Agreement is qualified in its entirety by reference thereto. The Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Genesis SPAC and Genesis Sponsor do not believe that these schedules contain information that is material to an investment decision.

INFORMATION ABOUT GENESIS SPAC

General

Genesis SPAC is a blank check company incorporated on March 17, 2021 as a Cayman Islands exempted company limited by shares and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (an “initial business combination”). Although Genesis SPAC is not limited to a particular industry or geographic region for purposes of consummating an initial business combination, Genesis SPAC has focused its search on companies operating within the Consumer Internet Industry with a geographical presence in Europe, Israel, the United Arab Emirates or the United States. Genesis SPAC also has neither engaged in any operations nor generated any revenue to date. Based on Genesis SPAC’s business activities, Genesis SPAC is a “shell company” as defined under the Exchange Act because Genesis SPAC has no operations and nominal assets consisting solely of cash and/ or cash equivalents.

Genesis SPAC’s principal place of business is located at Bahnhofstrasse 3, Hergiswil Nidwalden, Switzerland and its telephone number is +41 78 607 99 01.

On May 26, 2021, Genesis Sponsor purchased 7,187,500 Founder Shares for $25,000, or approximately $0.003 per share. The Genesis SPAC Class B Ordinary Shares comprising the Founder Shares are identical to Genesis SPAC Class A Ordinary Shares included in the Genesis SPAC Public Units sold in the Genesis SPAC IPO except that the Genesis SPAC Class B Ordinary Shares are convertible under the circumstances described below. The Founder Shares included an aggregate of up to 750,000 shares subject to forfeiture by Genesis Sponsor depending on the extent to which the underwriters’ over-allotment is exercised. As a result of the underwriters’ election to fully exercise their over-allotment option, no Founder Shares were forfeited. On September 20, 2021, Genesis Sponsor surrendered an aggregate of 1,437,500 Founder Shares to Genesis SPAC’s capital for no consideration, resulting in Genesis Sponsor holding an aggregate of 5,750,000 Founder Shares. On December 3, 2021, Genesis Sponsor agreed to transfer to Nomura Securities an aggregate of 431,250 Founder Shares at Genesis Sponsor’s original purchase price. On December 8, 2021, Genesis SPAC effected a share capitalization pursuant to which Genesis SPAC issued an additional 575,000 Founder Shares to Genesis Sponsor and also transferred to Nomura Securities an additional 43,125 Founder Shares. As a result, currently, Genesis Sponsor holds 5,850,625 Founder Shares and Nomura Securities holds 474,375 Founder Shares.

On December 13, 2021, Genesis SPAC consummated the Genesis SPAC IPO of 25,300,000 Genesis SPAC Public Units, including 3,300,000 Genesis SPAC Public Units subsequently issued on December 21, 2021 pursuant to the full exercise of the underwriters’ over-allotment option. Each Genesis SPAC Public Unit consists of one Genesis SPAC Public Share, and one-half of one Genesis SPAC Public Warrant, each whole Genesis SPAC Public Warrant entitling the holder thereof to purchase one Genesis SPAC Class A Ordinary Share at an exercise price of $11.50. The Genesis SPAC Public Units were sold, in the Genesis SPAC IPO, at a price of $10.00 per unit, generating gross proceeds to Genesis SPAC of $253,000,000. Simultaneously with the Genesis SPAC IPO Closing Date, Genesis SPAC completed the private placement of an aggregate of 8,875,000 Genesis SPAC Private Placement Warrants to Genesis Sponsor, including 825,000 Genesis SPAC Private Placement Warrants subsequently issued substantially concurrently with the full exercise of the underwriters’ over-allotment option, at a price of $1.00 per Genesis SPAC Private Placement Warrant, each exercisable to purchase one whole Genesis SPAC Class A Ordinary Share at $11.50 per share, generating gross proceeds to Genesis SPAC of $8,875,000. The Genesis SPAC Private Placement Warrants have terms and provisions that are identical to those of the Genesis SPAC Public Warrants, except that Genesis Sponsor has agreed not to transfer, assign or sell any of the Genesis SPAC Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of Genesis SPAC’s initial business combination. The Genesis SPAC Private Placement Warrants may also be net cash settled and are not redeemable so long as they are held by Genesis Sponsor or its permitted transferees. The sale of the Genesis SPAC Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On December 13, 2021, a total of $256,795,000, comprised of $253,000,000 of the proceeds from the Genesis SPAC IPO, and $3,795,000 of the proceeds from the sale of the Genesis SPAC Private Placement Warrants, was placed in the Trust Account with Continental Stock Transfer & Trust Company, acting as trustee. On December 21, 2021, the issuance by Genesis SPAC of 3,300,000 Genesis SPAC Public Units at a price of $10.00 per unit pursuant to the full exercise of the underwriters’ over-allotment option resulted in gross proceeds of $33,000,000 being placed in the Trust Account.

Substantially concurrently with the sale of the Genesis SPAC Public Units pursuant to the full exercise of the underwriters’ over-allotment option, Genesis SPAC completed a private placement with Genesis Sponsor for an additional 825,000 Genesis SPAC Private Placement Warrants at a price of $1.00 per warrant, generating gross proceeds to Genesis SPAC of $825,000. Except with respect to interest and other income earned on the funds held in the Trust Account that may be released to Genesis SPAC to pay income taxes, if any, the proceeds from the Genesis SPAC IPO will not be released from the Trust Account until the earliest of (i) the consummation of the Business Combination; (ii) the redemption of any Genesis SPAC Public Shares properly tendered in connection with a shareholder vote to amend the Genesis SPAC Articles (A) to modify the substance or timing of Genesis SPAC’s obligation to redeem 100% of the Genesis SPAC Public Shares if Genesis SPAC does not complete an initial business combination by December 13, 2024, unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions) or (B) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity; and (iii) the redemption of 100% of the Genesis SPAC Public Shares if Genesis SPAC is unable to complete an initial business combination by December 13, 2024, unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions).

On January 31, 2022, Genesis SPAC announced that the holders of Genesis SPAC Public Units may elect to separately trade the Genesis SPAC Class A Ordinary Shares and Genesis SPAC Public Warrants included in the Genesis SPAC Public Units commencing January 31, 2022, on Nasdaq under the symbols “GGAA” and “GGAW,” respectively.

On November 20, 2023, the Nasdaq Stock Market LLC (the “Exchange”) filed a Form 25 with the SEC to remove from listing the securities of Genesis SPAC, effective at the opening of the trading session on November 30, 2023. Based on review of information provided by the Company, Nasdaq Staff determined that the Company no longer qualified for listing on the Exchange pursuant to Listing Rules 5452(a)(1) and 5452(a)(2)(C). Genesis SPAC’s units, ordinary shares and warrants now trade on the OTC under the symbols OTCPK: GGAUF, GGAAF and GGAWF, respectively. Those Genesis SPAC Public Units not separated will continue to trade on the OTC under the symbol “OTCPK:GGAUF” and each of the Genesis SPAC Class A Ordinary Shares and Genesis SPAC Public Warrants that are separated trade under the symbols “GGAF” and “GGAWF,” respectively, until the Closing.

On August 26, 2022, Genesis SPAC and Biolog-ID, a société anonyme organized under the laws of France (“Target B”), entered into a Business Combination Agreement (the “Target B BCA”). The Target B BCA had contemplated that Genesis SPAC and Target B would engage in a series of transactions pursuant to which, among other transactions, Genesis SPAC would merge with and into Target B, with Target B continuing as the surviving entity upon the closing of the transactions contemplated by the Target B BCA. Effective as of March 6, 2023 and in accordance with Section 7.1(a) of the Target B BCA, Genesis SPAC and Target B mutually agreed to terminate the Target B BCA, pursuant to a termination agreement by and between the two parties.

On December 9, 2022 (to facilitate the completion of the business combination with Target B), Genesis Sponsor, on Target B’s behalf, deposited into the Trust Account $2,530,000 in cash in order to extend the date by which Genesis SPAC must consummate a business combination. On July 19, 2023, Genesis SPAC entered into an Extension Promissory Note with Genesis Sponsor to document the repayment of the extension payment (the “Note”). The Note does not bear interest and is payable upon the earlier of demand and the liquidation of the Company and if a business combination is not consummated, the Note will be repaid solely to the extent that Genesis SPAC has funds available to it outside of the Trust Account.

On May 22, 2023, Genesis SPAC; GGAC Merger Sub, Inc., a Florida corporation and newly formed wholly-owned subsidiary of GGAA (“Merger Sub”); Eyal Perez, solely in his capacity as the representative for the shareholders of GGAA (other than the shareholders of NextTrip (as defined below)) (the “Purchaser Representative”); NextTrip Holdings, Inc., a Florida corporation (“Target C”); and William Kerby, solely in his capacity as the representative for Target B’s shareholders as discussed in the Plan of Merger (defined below)(the “Seller Representative”), entered into an Agreement and Plan of Merger (the “Plan of Merger”).

The Plan of Merger had contemplated that Genesis SPAC and Target C would engage in a series of transactions pursuant to which, among other transactions, Merger Sub would merge with and into Target C, with Target C continuing as the surviving entity upon the closing of the transactions contemplated by the Plan of Merger, and becoming a wholly-owned subsidiary of Genesis SPAC.

Effective as of August 16, 2023 and in accordance with Section 7.1(a) of the Plan of Merger, Genesis SPAC and Target C mutually agreed to terminate the Plan of Merger, pursuant to the terms of a termination agreement entered into by and between the two parties.

Nasdaq Delisting

On November 20, 2023, the Nasdaq Stock Market LLC (the “Exchange”) filed a Form 25 with the SEC to remove from listing the securities of Genesis SPAC, effective at the opening of the trading session on November 30, 2023. Based on review of information provided by the Company, Nasdaq Staff determined that the Company no longer qualified for listing on the Exchange pursuant to Listing Rules 5452(a)(1) and 5452(a)(2)(C).

Genesis SPAC was notified of the Staff determination on July 14, 2023. On July 21, 2023, Genesis SPAC exercised its right to appeal the Staff determination to the Listing Qualifications Hearings Panel (Panel) pursuant to Rule 5815. A Panel hearing was held on September 14, 2023. On October 2, 2023, upon review of the information provided by Genesis SPAC, the Panel issued a decision denying Genesis SPAC continued listing and notified the Company that trading in the Company securities would be suspended on July 25, 2023.

Genesis SPAC did not appeal the Panel decision to the Nasdaq Listing and Hearing Review Council (Council) and the Council did not call the matter for review. The Staff determination to delist Genesis SPAC became final on November 16, 2023.

Genesis SPAC’s units, ordinary shares and warrants now trade on the OTC under the symbols OTCPK: GGAUF, GGAAF and GGAWF, respectively.

Submission of the Business Combination to a Shareholder Vote

The Shareholder Extraordinary General Meeting to which this proxy statement relates is to solicit Genesis SPAC shareholder approval of the Business Combination. Unlike many other blank check companies, Genesis SPAC Public Shareholders are not required to vote against the Business Combination in order to exercise their redemption rights. If the Business Combination is not completed, then Genesis SPAC Public Shareholders electing to exercise their redemption rights will not be entitled to receive such payments. Genesis Sponsor has agreed to vote its Founder Shares, as well as any Genesis SPAC Public Shares purchased during or after the Genesis SPAC IPO, in favor of the Business Combination.

Limitations on Redemption Rights

A Genesis SPAC Public Shareholder, together with any of its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the Genesis SPAC Public Shares without Genesis SPAC’s prior consent. Other than the foregoing, there are no additional specified maximum redemption thresholds under the Genesis SPAC Articles. Each redemption of Genesis SPAC Public Shares will reduce the amount in the Trust Account.

Employees

Genesis SPAC currently has two officers. Members of Genesis SPAC’s management team is not obligated to devote any specific number of hours to Genesis SPAC’s matters but they intend to devote as much of their time as they deem necessary to Genesis SPAC’s affairs until Genesis SPAC has completed an initial business combination.

MANAGEMENT OF GENESIS SPAC AND
OF THE POST-COMBINATION COMPANY

Directors and Officers

Genesis SPAC’s current directors and officers are as follows:

Name	Age	Title
Eyal Perez	38	Chairman of the Board, Director, Chief Executive Officer and Chief Financial Officer
Michael Lahyani	42	Co-Executive Chairman of the Board, Director, Chief Strategy Officer and President
Cem Habib	49	Director

Eyal Perez has been a member and Chairman of the Genesis SPAC Board, Genesis SPAC’s Chief Executive Officer and Genesis SPAC’s Chief Financial Officer since March 2021, and is currently the Principal and Founder of Genesis Advisors. Mr. Perez began his career at Bedrock Advisors as a research analyst and portfolio manager running investment portfolios in excess of $3 billion across multiple asset classes. He rose to the level of Executive Vice President and founded Bedrock Group’s asset management arm while driving and overseeing significant growth across the firm’s alternative asset management activities. In this capacity, he oversaw several significant technology-focused pre-IPO investments, including Snapchat (IPO in March 2017), Dropbox (IPO in March 2018), Hortonworks (IPO in December 2014; merger with Cloudera in January 2019) and later-stage investments, including Adyen (IPO in June 2018) and Slack (IPO in June 2019, acquisition by Salesforce in July 2021). After Bedrock Advisors, Mr. Perez founded Genesis Advisors, a hedge fund advisory and seeding firm focusing on special situation investing, alternative asset management and growth equity. At Genesis Advisors, Mr. Perez has raised $1.5 billion in capital from prominent alternative asset allocators acting as Sponsor of various investment vehicles over a five year period. As a prolific proponent of liquid alternatives, he also structured and seeded the first alternative Undertakings for the Collective Investment in Transferable Securities (“UCITS”) vehicle for each of TCW Group and Advent Capital Management. Through his extensive network, Mr. Perez has cultivated deep relationships with unique pockets of institutional capital that have shown an appetite to invest across the entire capital structure continuum, from the front-end IPO to later stage PIPE transactions. Mr. Perez holds a Bachelor of Science in Business Administration from HEC Geneva, a Master of Science in Finance from the University of Geneva and is a Chartered Alternative Investment Analyst (“CAIA®”) Charterholder.

Mr. Perez is also the sole Manager and Managing Member of Genesis Sponsor.

Michael Lahyani has been a member and Co-Executive Chairman of the Genesis SPAC Board, Genesis SPAC’s Chief Strategy Officer and Genesis SPAC’s President since March 2021, and is the founder and Chief Executive Officer of Property Finder, the first and leading digital real estate and classifieds portal in MENA. Mr. Lahyani also serves as the Chairman of the Board of Directors of Dubicars.com and as a member of the Board of Directors of Hosco.com, Zingat.com and Foxstone.ch, all of which operate in the Consumer Internet industry. Mr. Lahyani began his career at PricewaterhouseCoopers in Geneva, Switzerland in 2002. In 2005, Mr. Lahyani founded Property Finder in Dubai and competed against major newspaper Gulf News, which maintained a dominant position within the real estate classifieds space in the region. In 2007, Mr. Lahyani sold a 51% interest in Property Finder to the ASX-listed REA Group, after which he remained CEO and pivoted the business model towards online channels, creating the first digital real estate marketplace in the MENA region. In 2009, during the Global Financial Crisis, Mr. Lahyani bought out REA Group’s interest in Property Finder and became the sole owner of Property Finder. He eventually led the company to become the number one destination for real estate listings, overtaking Gulf News and well-funded online competitor Dubizzle, which is backed by Euronext-listed Naspers Ltd, a global internet and entertainment group. Mr. Lahyani then helped drive Property Finder’s expansion into Qatar, Bahrain, Egypt, Saudi Arabia and Turkey through organic and inorganic channels. Mr. Lahyani closed a total of five strategic acquisitions, securing the number one position in four of the six markets in which Property Finder operates. In 2019, Mr. Lahyani raised $120 million for Property Finder from General Atlantic at an enterprise valuation of nearly $500 million and is on track to continue growing revenues greater than 30% annually. Property Finder today is EBITDA positive and employs over 450 professionals, including former senior executives from Facebook, Google, Pepsi, P&G and McKinsey & Company. Property Finder has been named Arabian Business Start-Up ‘SME of the Year’, SME ‘Online Business of the Year’, the winner of the Frost & Sullivan Middle East Customer Value award and winner/placing in ‘Dubai SME 100’. Mr. Lahyani is also a limited partner in General Atlantic, Sprints Capital and BECO Capital, giving him unique access to their portfolio companies and Founders. Additionally, Mr. Lahyani invests in startup technology companies directly or through Merro, an investment vehicle he co-founded with two partners that invests in online marketplace businesses globally. Mr. Lahyani co-invested alongside General Atlantic when they acquired Hemnet, a proptech company that recently conducted an IPO on the Nasdaq Stockholm stock exchange, and, more recently, Fresha, a well-funded beauty and wellness booking platform and marketplace. Mr. Lahyani was also an early investor in Quinto Andar, a leading rental platform in Brazil recently valued at $4 billion, and Kitopi, a managed cloud kitchen platform in the United Arab Emirates that raised $400 million in July 2021. Mr. Lahyani is a regular speaker at the Harvard Business Conference and the first Endeavor Entrepreneur of the UAE Chapter, a non-profit organization that supports entrepreneurship. He was awarded Middle East CEO of the year in 2016 by CEO Magazine. Mr. Lahyani holds a Bachelor and Master in Business Administration in Finance from HEC Lausanne.

Cem Habib has served as a member of the Genesis SPAC Board since December 13, 2021, and has been running his own investment portfolio and advising some of the largest family offices in the world on their global investments since 2016. Mr. Habib has also invested in a number of late-stage online marketplace companies over the past few years that have experienced successful IPOs, including Amwell, AirBNB, DIDI and others. Previously, he was CEO of SB Capital UK Limited, the FCA regulated UK affiliate of Skybridge, a leading boutique investment bank in Central Asia that has executed some of the largest financial advisory and capital markets transactions in the region. He was previously a Partner at Cheyne Capital Management, one of the largest alternative investment managers in Europe, until 2010. Cheyne Capital had acquired AltEdge Capital (UK) Limited, a fund of hedge funds manager, where Mr. Habib was a Principal, Portfolio Manager, Head of Research, Director and member of the Investment Committee. Mr. Habib was one of the founding members of AltEdge in 2001 and has extensive experience in the alternative investment management industry. He started his career in 1996 at the Millburn Corporation, a hedge fund that started trading in 1971 and is one of the longest running alternative investment managers. At Millburn Corporation, Mr. Habib focused on computerized trading systems, holding various positions during his five year tenure at the company. Mr. Habib holds a Bachelor of Arts in International Business and a Bachelor of Science in Finance from the Kogod School of Business, American University in Washington, D.C.

On November 9, 2022, Genesis SPAC filed with the SEC a Current Report on Form 8-K disclosing that, on November 8, 2022, the Genesis SPAC Board accepted the resignations of (i) Mr. Pierre Etienne Lallia and Mr. Massimo Prelz-Oltramonti as Genesis SPAC Board members and (ii) Mr. Simon Baker as a Genesis SPAC Board member (including his position as Co-Executive Chairman of the Board) and as Genesis SPAC’s Chief Operating Officer and Executive Head of M&A. Mr. Lallia and Mr. Prelz-Oltramonti each served on the Genesis SPAC Board’s Audit Committee with Mr. Prelz-Oltramonti also serving on the Genesis SPAC Board’s Compensation Committee and Nominating Committee. The decisions of Mr. Lallia, Mr. Prelz-Oltramonti and Mr. Baker to resign as, as applicable, a director and executive officer (in the case of Mr. Baker), was not the result of any dispute or disagreement with Genesis SPAC on any matter relating to Genesis SPAC’s operation, policies or practices. Following these resignations, the Genesis SPAC Board is currently comprised of three members, including one independent director — Mr. Cem Habib. Mr. Habib serves on the Audit, Compensation and Nominating Committees, and the Genesis SPAC Board has designated Mr. Habib as the Audit Committee’s financial expert. Please see the section below titled “— Committees of the Genesis SPAC Board” for more information.

Number and Terms of Office of Officers and Directors

The Genesis SPAC Board currently consists of three directors and is divided into three classes, with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to Genesis SPAC’s first annual general meeting) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Habib, will expire at Genesis SPAC’s first annual general meeting. The term of office of the second class of directors, which is currently vacant, will expire at Genesis SPAC’s second annual general meeting. The term of office of the third class of directors, consisting of Mr. Perez and Mr. Lahyani, will expire at Genesis SPAC’s third annual general meeting.

Genesis SPAC’s officers are appointed by the Genesis SPAC Board and serve at the discretion of the Genesis SPAC Board, rather than for specific terms of office. The Genesis SPAC Board is authorized to appoint persons to the offices set forth in the Genesis SPAC Articles as it deems appropriate.

Director Independence

An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Genesis SPAC Board has determined that Mr. Cem Habib is an “independent director” as defined in the Nasdaq listing standards and applicable SEC rules.

Committees of the Genesis SPAC Board

The Genesis SPAC Board has three standing committees: an audit committee, a nominating committee and a compensation committee.

Audit Committee

The Genesis SPAC Board has established an audit committee of the Genesis SPAC Board. Mr. Cem Habib serves as the sole member of Genesis SPAC’s audit committee. The Genesis SPAC Board has determined that Mr. Habib is independent. Mr. Habib is financially literate and the Genesis SPAC Board has determined that Mr. Habib qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Genesis SPAC has adopted an audit committee charter, which details the principal functions of the audit committee, including that it is responsible for:

•        appointing or replacing a firm to serve as the independent registered public accounting firm to audit Genesis SPAC’s financial statements;

•        meeting with Genesis SPAC’s independent registered public accounting firm regarding, among other issues, audits, and adequacy of Genesis SPAC’s accounting and control systems;

•        monitoring the independence of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, Genesis SPAC’s interim and year-end operating results;

•        developing procedures for employees to anonymously submit concerns about questionable accounting or audit matters; and;

•        pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by Genesis SPAC, and establishing pre-approval policies and procedures; and

•        considering the adequacy of Genesis SPAC’s internal accounting controls and audit procedures.

Nominating Committee

The Genesis SPAC Board has established a nominating committee of the Genesis SPAC Board. Mr. Habib serves as the sole member of the nominating committee. The Genesis SPAC Board has determined that Mr. Habib is independent.

The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on the Genesis SPAC Board. The nominating committee considers persons identified by its member, management, shareholders and others.

Genesis SPAC has adopted a nominating committee charter, which details the purpose and responsibilities of the nominating committee, including:

•        identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the Genesis SPAC Board, and recommending to the Genesis SPAC Board candidates for nomination for appointment at the annual general meeting or to fill vacancies on the Genesis SPAC Board;

•        developing and recommending to the Genesis SPAC Board and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Genesis SPAC Board, its committees, individual directors and management in the governance of Genesis SPAC; and

•        reviewing on a regular basis Genesis SPAC’s overall corporate governance and recommending improvements as and when necessary.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Genesis SPAC Board. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members.

Compensation Committee

The Genesis SPAC Board has established a compensation committee of the Genesis SPAC Board. Mr. Cem Habib serves as the sole member of the compensation committee. The Genesis SPAC Board has determined that Mr. Habib is independent.

Genesis SPAC has adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to Genesis SPAC’s chief executive officer’s compensation, evaluating Genesis SPAC’s chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of Genesis SPAC’s chief executive officer based on such evaluation;

•        reviewing and making recommendations to the Genesis SPAC Board with respect to the compensation, and any incentive compensation and equity based plans that are subject to board approval of Genesis SPAC’s other officers;

•        reviewing Genesis SPAC’s executive compensation policies and plans;

•        implementing and administering Genesis SPAC’s incentive compensation equity-based remuneration plans;

•        assisting management in complying with Genesis SPAC’s proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for Genesis SPAC’s executive officers and employees;

•        producing a report on executive compensation to be included in Genesis SPAC’s annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Genesis SPAC’s officers, directors and persons who beneficially own more than ten percent of Genesis SPAC Class A Ordinary Shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish Genesis SPAC with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, Genesis SPAC believes that for the year ended December 31, 2021 there were no delinquent filers.

Code of Ethics

Genesis SPAC has adopted a Code of Ethics and Business Conduct (“Code of Ethics”) applicable to Genesis SPAC’s directors, executive officers and employees. A copy of the Code of Ethics will be provided without charge upon request to Genesis SPAC in writing at Bahnhofstrasse 3, Hergiswil Nidwalden, Switzerland or by telephone at +41 78 607 99 01. Genesis SPAC intends to disclose any amendments to or waivers of certain provisions of its Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

When considering the Genesis SPAC Board’s recommendation to vote in favor of approving the Business Combination Proposal and the other proposals described in this proxy statement, Genesis SPAC Public Shareholders should keep in mind that Genesis Sponsor and Genesis SPAC’s directors and officers have interests in such proposals that may be different from, or in addition to (and which may conflict with), the interests of Genesis SPAC Public Shareholders generally. The Genesis SPAC Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to the Genesis SPAC Public Shareholders that they approve the proposals to be presented to the Genesis SPAC Public Shareholders. Genesis SPAC Public Shareholders should take these interests into account in deciding whether to approve the proposals set forth in this proxy statement.

These interests include, among other things:

•        the fact that (i) Genesis Sponsor paid approximately $8.9 million in consideration for its Founder Shares and Genesis SPAC Private Placement Warrants comprised of (A) $25,000 for the 6,325,000 currently outstanding Founder Shares (including 474,375 Founder Shares transferred to Nomura Securities in December 2021) (i.e., approximately $0.03 per share) and (B) $8,875,000 for its 8,875,000 Genesis SPAC Private Placement Warrants (i.e., $1.00 per warrant) and (ii) all Founder Shares and Genesis SPAC Private Placement Warrants will become worthless if Genesis SPAC fails to complete an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022, unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions). The 6,325,000 Founders Shares had an aggregate market value of approximately $75.3 million based on the closing price of Genesis SPAC’s ordinary shares of $11.91on the OTC as of February 9, 2024, and the 8,875,000 Genesis SPAC Private Placement Warrants had an aggregate market value of approximately $355,000 million based on the closing price of Genesis SPAC’s warrants of $0.04 on the OTC as of February 9, 2024. Given the differential in the approximately $8.9 million aggregate purchase price that Genesis Sponsor paid for the Founder Shares and the Genesis SPAC Private Placement Warrants as compared to the price of the Genesis SPAC Public Units in the Genesis SPAC IPO, Genesis Sponsor and its affiliates will likely earn a positive rate of return on their investment even if the Genesis SPAC Public Shareholders experience a negative rate of return following the completion of the Business Combination;

•        the fact that, on December 9, 2022, Genesis Sponsor deposited $2,530,000 in cash into the Trust Account, to extend the date by which Genesis SPAC has to complete an initial business combination pursuant to its Articles of Association and on July 19, 2023, Genesis SPAC entered into an Extension Promissory Note with Genesis Sponsor to document the repayment of the extension payment

(the “Note”). The Note does not bear interest and is payable upon the earlier of demand and the liquidation of the Company and if a business combination is not consummated, the Note will be repaid solely to the extent that Genesis SPAC has funds available to it outside of the Trust Account.

•        the fact that none of Genesis SPAC’s directors and officers is required to commit their full time to Genesis SPAC’s affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities;

•        the fact that each of Genesis SPAC’s directors and officers presently has, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such director or officer is or will be required to present a business combination opportunity to such entity. Genesis SPAC does not believe, however, that the pre-existing fiduciary duties or contractual obligations of its directors and officers will materially undermine its ability to complete the Business Combination, and such pre-existing fiduciary duties and contractual obligations did not materially affect its search for an acquisition target;

•        the fact that Genesis Sponsor and Genesis SPAC’s directors and officers have agreed not to redeem any Founder Shares or Genesis SPAC Class A Ordinary Shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

•        the fact that Genesis Sponsor and certain of Genesis SPAC’s directors and officers is a member of Genesis Sponsor or has a direct or indirect economic interest in Genesis Sponsor;

•        the fact that all of Genesis SPAC’s directors will become directors of the Post-Combination Company;

•        the fact that Genesis Sponsor and Genesis SPAC’s directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if Genesis SPAC fails to complete an initial business combination by the specified deadline;

•        the fact that, prior to the closing of the Business Combination, Genesis SPAC intends to enter into a warrant exchange agreement with Genesis Sponsor, pursuant to which, immediately prior to the closing of the Business Combination, 8,875,000 private placement warrants will be cancelled in full and, in consideration therefor, Genesis SPAC will issue an aggregate 221,875,000 Class A ordinary shares to Genesis Sponsor on a private placement basis;

•        the fact that if the Trust Account is liquidated, including if Genesis SPAC is unable to complete an initial business combination within the required time period, Genesis Sponsor has agreed to indemnify Genesis SPAC to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Genesis SPAC has entered into an acquisition agreement or claims of any third party (other than the independent public accountants) for services rendered or products sold to Genesis SPAC, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•        the continuation of the directors’ and officers’ liability insurance after the Business Combination;

•        the fact that if an initial business combination is not consummated within the required time period, in addition to Genesis Sponsor and Genesis SPAC’s officers and directors losing their entire investment in Genesis SPAC, they will not be reimbursed for any out-of-pocket expenses;

Assuming the exercise and conversion of all securities, the sponsor and its affiliates’ total potential ownership interest in the combined company would be 227,725,625 ordinary shares, or 94.5% of the total outstanding ordinary shares.

The approximate dollar value of Genesis Sponsor’s interest in the Business Combination, based on the transaction value determined, is $19.9 million.

In the aggregate, Genesis Sponsor and its affiliates have approximately $11.43 million at risk that depends upon the completion of a business combination. There are no fees contingent upon a business combination payable to Genesis Sponsor’s affiliates upon consummation of the Business Combination. The foregoing interests present a risk that

Genesis Sponsor and its affiliates will benefit from the completion of a business combination, including in a manner that may not be aligned with Genesis SPAC Public Shareholders. As such, Genesis Sponsor may be incentivized to complete an initial business combination with a less favorable target company or on terms less favorable to Genesis SPAC Public Shareholders rather than liquidate.

These interests may influence the Genesis SPAC Board in making their recommendation that (i) Genesis SPAC shareholders vote in favor of the approval of the Business Combination Proposal and the other proposals to be voted on at the Shareholder Extraordinary General Meeting.

The Genesis SPAC board is comprised of Eyal Perez, who also acts as Chief Executive Officer and Chief Financial Officer of Genesis SPAC, Michael Lahyani, who also acts as Chief Strategy Officer and President of Genesis SPAC, and Cem Habib, who is the only independent director on the Genesis SPAC board. The Genesis SPAC Board considered, among other things, the interests that Genesis Sponsor and Genesis SPAC’s directors and officers have in the transaction, the $21 million MindMaze IP Purchase Price, and the opinion and valuation report of KISSPatent with respect to the Contributed Assets in recommending to the Genesis SPAC Public Shareholders that they approve the proposals to be presented.

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

•        duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

•        duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

•        directors should not improperly fetter the exercise of future discretion;

•        duty to exercise powers fairly as between different sections of shareholders;

•        duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

•        duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the company’s memorandum and articles of association or alternatively by shareholder approval at general meetings.

Certain of Genesis SPAC’s officers and directors presently have, and any of them in the future may have additional, fiduciary and contractual duties to other entities. As a result, if any of Genesis SPAC’s officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which they have then-current fiduciary or contractual obligations, then, subject to their fiduciary duties under Cayman Islands law, they will need to honor such fiduciary or contractual obligations to present such business combination opportunity to such entity, before Genesis SPAC can pursue such opportunity. If these other entities decide to pursue any such opportunity, Genesis SPAC may be precluded from pursuing the same. However, Genesis SPAC does not expect these duties to materially affect Genesis SPAC’s ability to complete its initial business combination. The Genesis SPAC Articles provide that, to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as Genesis SPAC; and (ii) Genesis SPAC renounces any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer, on the one hand, and Genesis SPAC, on the other.

Below is a table summarizing the entities to which Genesis SPAC’s executive officers and directors currently have fiduciary duties, contractual obligations or other material management relationships:

Individual	Entity	Entity’s Business	Affiliation
Michael Lahyani	Property Finder	Real Estate Classifieds	Chief Executive Officer
	Dubicars.com	Consumer Internet	Chairman
	Hosco.com	Consumer Internet	Director
	Zingat.com	Consumer Internet	Director
	Foxstone.ch	Consumer Internet	Director
	Mero	Investment Management	Co-Founder
Eyal Perez	Genesis Advisors GmbH	Investments	President and Chief Investment Officer
Cem Habib	Septema DMCC	Management Consulting	Director
	Bella Blue Creations DMCC	Trading	Founder

Genesis SPAC is not prohibited from pursuing an initial business combination with a company that is affiliated with Genesis Sponsor, officers or directors or making the acquisition through a joint venture or other form of shared ownership with Genesis Sponsor, directors or officers. In the event Genesis SPAC seeks to complete an initial business combination with a company that is affiliated with Genesis Sponsor or any of its officers or directors, Genesis SPAC, or a committee of independent directors, will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such initial business combination is fair to Genesis SPAC from a financial point of view. Genesis SPAC is not required to obtain such an opinion in any other context.

Genesis Sponsor and each of Genesis SPAC’s directors and officers have agreed to vote any Genesis SPAC Ordinary Shares owned by them in favor of the Business Combination Proposal and any other proposals recommended by the Genesis SPAC Board in connection with a Business Combination.

In addition to his role as an officer and director at Genesis SPAC, Mr. Perez is also the sole Manager and Managing Member of Genesis Sponsor. Other than those arising under Cayman Islands law and the Memorandum and Articles of Association of Genesis Sponsor, Mr. Perez has no fiduciary duties, contractual obligations or other material management relationships to Genesis Sponsor as its sole Manager and Managing Member.

Limitation on Liability and Indemnification of Officers and Directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against wilful default, wilful neglect, civil fraud or the consequences of committing a crime. The Genesis SPAC Articles provide for indemnification of Genesis SPAC’s officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, wilful default or wilful neglect. Genesis SPAC has entered into agreements with its directors and officers to provide contractual indemnification in addition to the indemnification provided for in the Genesis SPAC Articles. The Genesis SPAC Articles permit the directors to purchase, on behalf of Genesis SPAC, a policy of directors’ and officers’ liability insurance that insures its officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances.

Genesis SPAC’s officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the Trust Account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to Genesis SPAC and will not seek recourse against the Trust Account for any reason whatsoever (except to the extent they are entitled to funds from the Trust Account due to their ownership of Genesis SPAC Public Shares). Accordingly, any indemnification provided will only be able to be satisfied by Genesis SPAC if (i) it has sufficient funds outside of the Trust Account or (ii) it consummates an initial business combination.

These indemnification obligations may discourage shareholders from bringing a lawsuit against Genesis SPAC’s officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against Genesis SPAC’s officers and directors, even though such an action, if successful, might otherwise benefit Genesis SPAC and its shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent Genesis SPAC pays the costs of settlement and damage awards against its officers and directors pursuant to these indemnification provisions.

Genesis SPAC believes that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Legal Proceedings

There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against Genesis SPAC, and Genesis SPAC has not been subject to any such proceeding in the 10 years preceding the date of this proxy statement.

Periodic Reporting and Audited Financial Statements

Genesis SPAC has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. Genesis SPAC has filed with the SEC its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

GENESIS SPAC’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of Genesis SPAC’s financial condition and results of operations should be read in conjunction with Genesis SPAC’s financial statements and notes to those statements included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting Genesis SPAC’s current expectations, estimates and assumptions concerning events and financial trends that may affect Genesis SPAC’s future operating results or financial position. Please see “Cautionary Note Regarding Forward-Looking Statements.” Genesis SPAC’s actual results and timing of events may differ materially from those anticipated in these forward-looking statements as a result of many factors, including but not limited to those described under “Risk Factors” and elsewhere in this proxy statement.

Overview

We are a blank check company incorporated on March 17, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. We intend to effectuate our initial Business Combination using cash from the proceeds of our Initial Public Offering and the private placement of the Private Placement Warrants, the proceeds of the sale of our shares in connection with our initial Business Combination (pursuant to forward purchase agreements or backstop agreements we may enter into), shares issued to the owners of the target, debt issued to bank or other lenders or the owners of the target, or a combination of the foregoing or other sources.

The issuance of additional shares in a business combination:

•        may significantly dilute the equity interest of investors in our Initial Public Offering, which dilution would increase if the anti-dilution provisions in the Class B ordinary shares resulted in the issuance of Class A ordinary shares on a greater than one-to-one basis upon conversion of the Class B ordinary shares;

•        may subordinate the rights of holders of Class A ordinary shares if preference shares are issued with rights senior to those afforded our Class A ordinary shares;

•        could cause a change in control if a substantial number of our Class A ordinary shares are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors;

•        may have the effect of delaying or preventing a change of control of us by diluting the share ownership or voting rights of a person seeking to obtain control of us;

•        may adversely affect prevailing market prices for our units, Class A ordinary shares and/or warrants; and

•        may not result in adjustment to the exercise price of our warrants.

Similarly, if we issue debt or otherwise incur significant debt, it could result in:

•        default and foreclosure on our assets if our operating revenues after an initial business combination are insufficient to repay our debt obligations;

•        acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

•        our immediate payment of all principal and accrued interest, if any, if the debt is payable on demand;

•        our inability to obtain necessary additional financing if the debt contains covenants restricting our ability to obtain such financing while the debt is outstanding;

•        our inability to pay dividends on our Class A ordinary shares;

•        using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on our Class A ordinary shares if declared, expenses, capital expenditures, acquisitions and other general corporate purposes;

•        limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

•        increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation; and

•        limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, execution of our strategy and other purposes and other disadvantages compared to our competitors who have less debt.

As indicated in the accompanying unaudited financial statements, as of September 30, 2023, we had a working capital deficit of approximately $3.8 million. Further, we expect to incur significant costs in the pursuit of our initial business combination. We cannot assure you that our plans to raise capital or to complete our initial business combination will be successful.

Recent Developments

Extraordinary General Meeting

On August 31, 2023, GGAA held a second extraordinary general meeting of shareholders at which holders of 5,883,786 ordinary shares in the Company were present virtually or by proxy, representing approximately 92% of the voting power of the 6,426,039 ordinary shares issued and outstanding entitled to vote at the Extraordinary General Meeting at the close of business on August 7, 2023, which was the record date for the Extraordinary General Meeting. In connection with the Second Extension Amendment Proposal, Shareholders holding an aggregate of 19,519 Class A ordinary shares of GGAA, representing approximately 0.3% of the issued and outstanding Class A ordinary shares in GGAA, elected to redeem such shares for a pro rata portion of the funds in Genesis SPAC’s trust account. As a result, approximately $246,605.40 (approximately $12.63 per share) was debited from the Company’s trust account to pay such holders. At this meeting shareholders of the Company also proposed and approved an additional extension proposal extending the timeline in which the Company can consummate a business combination from September 13, 2023, to December 13, 2024.

Termination of Previously Planned Merger Agreement

As previously announced, on May 22, 2023, the Company, GGAC Merger Sub, Inc., a Florida corporation and newly formed wholly-owned subsidiary of GGAA (“Merger Sub”); NextTrip Holdings, Inc., a Florida corporation (“NextTrip”); and William Kerby, solely in his capacity as the representative for NextTrip’s shareholders as discussed in the Plan of Merger entered into an Agreement and Plan of Merger (the “Plan of Merger”) with the Company.

The Plan of Merger had contemplated that the Company and NextTrip would engage in a series of transactions pursuant to which, among other transactions, Merger Sub would merge with and into NextTrip, with NextTrip continuing as the surviving entity upon the closing of the transactions contemplated by the Plan of Merger, and becoming a wholly-owned subsidiary of the Company

Effective as of August 16, 2023 and in accordance with Section 7.1(a) of the Plan of Merger, GGAA and NextTrip mutually agreed to terminate the Plan of Merger, pursuant to the terms of a termination agreement entered into by and between each of the parties to the Plan of Merger (the “Termination Agreement”). Additionally, under the Termination Agreement, each of GGAA, Merger Sub and the Purchaser Representative, released NextTrip, the Seller Representative, and each of their representatives, affiliates, agents and assigns, and each of NextTrip and the Seller Representative released GGAA, Merger Sub, the Purchaser Representative, and each of their representatives, affiliates, agents and assigns, for any claims, causes of action, liabilities or damages, except for certain liabilities that survive the termination pursuant to the terms of the Plan of Merger, or for breaches of the Termination Agreement.

Execution of The Agreement

On November 20, 2023, Genesis SPAC entered into that certain Contribution and Business Combination Agreement (the “Agreement”), by and between Genesis SPAC and Genesis Growth Tech LLC, a Cayman Islands limited liability company (“Genesis Sponsor”), which is the subject of this Proxy statement. See the section titled “The Agreement” for more information.

Nasdaq Delisting

On November 20, 2023, the Nasdaq Stock Market LLC (the “Exchange”) filed a Form 25 with the SEC to remove from listing the securities of Genesis SPAC, effective at the opening of the trading session on November 30, 2023. Based on review of information provided by the Company, Nasdaq Staff determined that the Company no longer qualified for listing on the Exchange pursuant to Listing Rules 5452(a)(1) and 5452(a)(2)(C).

Genesis SPAC was notified of the Staff determination on July 14, 2023. On July 21, 2023, Genesis SPAC exercised its right to appeal the Staff determination to the Listing Qualifications Hearings Panel (Panel) pursuant to Rule 5815. A Panel hearing was held on September 14, 2023. On October 2, 2023, upon review of the information provided by Genesis SPAC, the Panel issued a decision denying Genesis SPAC continued listing and notified the Company that trading in the Company securities would be suspended on July 25, 2023.

Genesis SPAC did not appeal the Panel decision to the Nasdaq Listing and Hearing Review Council (Council) and the Council did not call the matter for review. The Staff determination to delist Genesis SPAC became final on November 16, 2023.

Genesis SPAC’s units, ordinary shares and warrants now trade on the OTC under the symbols OTCPK: GGAUF, GGAAF and GGAWF, respectively.

Results of Operations

Our entire activity since inception up to September 30, 2023, was in preparation for our formation and our Initial Public Offering, and, subsequent to our Initial Public Offering, identifying a target company for a Business Combination. We will not be generating any operating revenues until the closing and completion of our initial Business Combination, at the earliest.

For the three months ended September 30, 2023, we had net loss of approximately $309,000, which consisted of general and administrative expenses of $295,000 and $30,000 in general and administrative expenses for related party, relating to the December 8, 2021 agreement entered into with the Sponsor, pursuant to which the Company agreed to reimburse the Sponsor for office space, secretarial and administrative services provided to the Company in the amount of $10,000 per month through the earlier of the consummation of the initial Business Combination and the Company’s liquidation, offset by income from investments held in the Trust Account of approximately $15,000.

For the three months ended September 30, 2022, we had a net income of approximately $4,700, which consisted of income from investments held in the Trust Account of approximately $1,136,000, offset by general and administrative expenses of approximately $1,102,000 and approximately $30,000 in general and administrative expenses for related party.

For the nine months ended September 30, 2023, we had net income of approximately $879,000, which consisted of income from investments held in the Trust Account of approximately $1,647,000, offset by general and administrative expenses of approximately $678,000 and $90,000 in general and administrative expenses for related party, relating to the December 8, 2021 agreement entered into with the Sponsor, pursuant to which the Company agreed to reimburse the Sponsor for office space, secretarial and administrative services provided to the Company in the amount of $10,000 per month through the earlier of the consummation of the initial Business Combination and the Company’s liquidation.

For the nine months ended September 30, 2022, we had a net loss of approximately $287,000, which consisted of general and administrative expenses of approximately $1,686,000 and $90,000 in general and administrative expenses for related party, offset by income from investments held in the Trust Account of approximately $1,489,000.

For the year ended December 31, 2022, we had net income of approximately $338,000, which consisted of income from investments held in the Trust Account of approximately $3.6 million, offset by general and administrative expenses of approximately $3.2 million and $120,000 in general and administrative expenses for related party.

For the period from March 17, 2021 (inception) through December 31, 2021, we had net loss of approximately $109,000, which consisted of general and administrative expenses of approximately $100,000, approximately $10,000 in general and administrative expenses for related party; offset by income from investments held in the Trust Account of approximately $1,000.

Liquidity and Capital Resources

At September 30, 2023, we have $0 cash and a working capital deficit of $4,867,784.

For the nine months ended September 30, 2023, we had net cash used in operating activities of $978,312, compared to $855,718 for the nine months ended September 30, 2022, which for the 2023 period was mainly due to $1,646,715 of paid-in-kind interest income on investments held in the trust account and $878,845 of net income and $210,442 for other operating activities for the 2022 period was mainly due to $286,674 of net loss, offset by paid-in-kind interest income on investments held in the trust account of $1,489,289 and $920,245 in other operating activities.

We had net cash provided by investing activities of $264,772,614 for the nine months ended September 30, 2023, compared to $986,995 for the nine months ended September 30, 2022, which for the 2023 period was mainly due to $263,572,019 of cash withdrawn from the trust account in connection with redemptions and 2022 was due for $986,995 operating expenses being paid by a related party.

We had $263,794,302 of net cash used in financing activities for the nine months ended September 30, 2023, compared to $131,277 for the nine months ended September 30, 2022, which for the 2023 period was due to the redemption of ordinary shares and for the 2022 period was due to repayment of note payable to related party.

Prior to the completion of our Initial Public Offering, our liquidity needs were satisfied through (i) $25,000 paid by our Sponsor to cover certain expenses in exchange for the issuance of the Founder Shares to our Sponsor and (ii) the receipt of a loan of up to $500,000 from our Sponsor under the Note. Prior to the completion of our Initial Public Offering, we borrowed approximately $453,000 under the Note, which was fully repaid in March 2022. The net proceeds from (i) the sale of the units in our Initial Public Offering, after deducting non-reimbursed offering expenses of approximately $738,000, underwriting commissions of $2,530,000, and (ii) the sale of the Private Placement Warrants for a purchase price of $8,875,000, was $258,645,000. Of that amount, $257,148,600 was initially placed in the Trust Account. In connection with the Extension meeting and as a result of the redemption of public shares by our public shareholders, approximately $1.2 million remained in the Trust Account as of September 30, 2023. The proceeds held in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest and other income earned on the Trust Account (less taxes payable), to complete our initial Business Combination. We may withdraw interest income (if any) to pay income taxes, if any. Our annual income tax obligations will depend on the amount of interest and other income earned on the amounts held in the Trust Account. We expect the interest income earned on the amount in the Trust Account (if any) will be sufficient to pay our income taxes. To the extent that our equity or debt is used, in whole or in part, as consideration to complete our initial Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

Prior to the completion of our initial Business Combination, we have available to us certain funds from loans from our Sponsor, its affiliates or members of our management team. We plan to primarily use these funds to work to complete and close the Merger.

We do not believe we will need to raise additional funds to meet the expenditures required for operating our business prior to our initial Business Combination, other than funds available from loans from our Sponsor, its affiliates or members of our management team. However, if our estimates of the costs of completing the Merger are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our initial Business Combination. In order to fund working capital deficiencies or finance transaction costs in connection with any intended initial Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds. If we complete our initial Business Combination, we may repay such loaned amounts out of the proceeds of the Trust Account released to us. In the event that our initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post-Business Combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants. The terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial Business Combination, we do not expect to seek loans from parties other than our Sponsor, its affiliates or our management team as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

We expect our primary liquidity requirements during that period to include approximately $300,000 for legal, accounting, due diligence, travel and other expenses associated with structuring, negotiating and documenting successful business combinations; $100,000 for legal and accounting fees related to regulatory reporting obligations; $800,000 for directors and officers insurance premiums; $120,000 for office space, administrative and support services; $100,000 for regulatory fees; and $430,000 for general working capital that will be used for miscellaneous expenses and reserves. These amounts are estimates and may differ materially from our actual expenses.

As a result of our public shareholders electing to exercise their redemption rights for approximately 99.6% of our public shares in connection with the Extension meeting, we will need to obtain additional financing to complete our initial Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination. If we have not consummated our initial Business Combination by December 13, 2024, because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. The Company currently expects to hold another extraordinary general meeting of shareholders to seek approval from our public shareholders to further extend the date by which we have to consummate a business combination, provided that no definitive plans regarding a further extension have been agreed to by the Board of Directors, and any further extension may not be approved by shareholders.

Based on the foregoing, we believe that we will have sufficient working capital and borrowing capacity from the Sponsor or an affiliate of the Sponsor, or certain of our officers and directors to meet our needs through the consummation of a Business Combination. However, in connection with our assessment of going concern considerations in accordance with Financial Accounting Standards Board’s (“FASB”) Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” we have determined that liquidity needs, the mandatory liquidation and subsequent dissolution raises substantial doubt about our ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should we be required to liquidate after September 13, 2023. The unaudited financial statements do not include any adjustment that might be necessary if we are unable to continue as a going concern.

The underwriter of our Initial Public Offering, Nomura, was entitled to an underwriting discount of $0.10 per Unit, or $2.5 million in the aggregate (including over-allotment), of which $2.2 million was paid upon the closing of the Initial Public Offering and $0.3 million was paid upon the exercise of the over-allotment option. In addition, $0.55 per unit, or $13.9 million in the aggregate, was to be payable to Nomura for deferred underwriting commissions. On January 26, 2023, Nomura waived its right to receive such $13.9 million of deferred underwriting commissions.

Critical Accounting Policies and Estimates

This management’s discussion and analysis of our financial condition and results of operations is based on our unaudited financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of our unaudited financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, income and expenses and the disclosure of contingent assets and liabilities in our unaudited financial statements. On an ongoing basis, we evaluate our estimates and judgments, including those related to fair value of financial instruments and accrued expenses. We base our estimates on historical experience, known trends and events and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Recent Accounting Pronouncements

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, ASC Subtopic 820 “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The ASU amends ASC 820 to clarify that a contractual sales restriction is not considered in measuring an equity security at fair value and to introduce new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value. The ASU applies to both holders and issuers of equity and equity-linked securities measured at fair value. The amendments in this ASU are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. The Company is still evaluating the impact of this pronouncement on the unaudited financial statements.

Our management does not believe that any other recently issued, but not yet effective, accounting standards updates, if currently adopted, would have a material effect on the accompanying unaudited financial statements.

JOBS Act

The Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, the unaudited financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.

Additionally, we are in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on such exemptions we may not be required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis) and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of our Initial Public Offering or until we are no longer an “emerging growth company,” whichever is earlier.

INFORMATION ABOUT GENESIS SPONSOR AND
THE CONTRIBUTED ASSETS AND OBLIGATIONS

Genesis Sponsor

Genesis Sponsor was incorporated in the Cayman Islands on March 17, 2021 with Eyal Perez as the sole Manager and Managing Member.

Genesis Sponsor’s principal place of business is located at Bahnhofstrasse 3, Hergiswil Nidwalden, Switzerland and its telephone number is +41 78 607 99 01.

Genesis Sponsor’s Relationship with Genesis SPAC

Genesis Sponsor is the sponsor of Genesis SPAC. On May 26, 2021, Genesis Sponsor paid $25,000, or approximately $0.003 per share, to cover certain expenses on behalf of Genesis SPAC in consideration of 7,187,500 Class B ordinary shares, par value $0.0001 of Genesis SPAC (the “Founder Shares”). The per share price of the Founder Shares was determined by dividing the amount contributed to Genesis SPAC by the number of Founder Shares issued. On September 20, 2021, Genesis Sponsor surrendered an aggregate of 1,437,500 Founder Shares to Genesis SPAC’s capital for no consideration, resulting in Genesis Sponsor holding an aggregate of 5,750,000 Founder Shares. On December 3, 2021, Genesis Sponsor agreed to transfer to Nomura Securities International, Inc. (“Nomura”) an aggregate of 431,250 Founder Shares at Genesis Sponsor’s original purchase price. On December 8, 2021, Genesis SPAC effected a share capitalization pursuant to which it issued an additional 575,000 Founder Shares to Genesis Sponsor and also agreed to transfer to Nomura an additional 43,125 Founder Shares. As a result, Genesis Sponsor holds 5,850,625 Founder Shares and Nomura holds 474,375 Founder Shares.

On the IPO Closing Date, Genesis SPAC completed the private sale of 8,050,000 private placement warrants (the “private placement warrants”, and, together with the public warrants, the “warrants”) at a purchase price of $1.00 per private placement warrant to Genesis Sponsor. Each private placement warrant entitles the holder to purchase one of Genesis SPAC’s Class A ordinary shares at $11.50 per share. The private placement warrants (including the Class A ordinary shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of Genesis SPAC’s initial business combination. On December 21, 2021, Genesis SPAC issued an additional 825,000 private placement warrants to our Sponsor in connection with the closing of an over-allotment option. In total, the sales of the private placement warrants in connection with the IPO and the over-allotment option generated aggregate gross proceeds to Genesis SPAC of approximately $8.8 million.

In addition, on December 9, 2022, Genesis Sponsor made a payment of $2,530,000 to the Trust Account, in order to extend the date by which Genesis SPAC must complete its initial business combination.

Genesis Sponsor has entered into an agreement with Genesis SPAC, pursuant to which they have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares they hold if Genesis SPAC fails to consummate an initial business combination by December 13, 20243 (although it will be entitled to liquidating distributions from the Trust Account with respect to any public shares it holds if Genesis SPAC fails to complete an initial business combination by that date).

As of February 9, 2024, Genesis Sponsor owns approximately 91.3% of the ordinary shares of Genesis SPAC.

The Contributed Assets and Obligations

Mask Technology

The Contributed Assets are comprised of seven issued patents and three pending patent applications relating to mask technology and uses thereof.

Mask technology involves a mask which is worn on a user’s face. Electrodes contact the skin in the upper half of the face, which attempt to detect facial expressions according to the electrical activity of facial muscles. It may be used for detecting emotions, even when a user’s face is obscured, for example when wearing a virtual reality or augmented reality visor. Emotion detection products may include any product (software or hardware) that provides the determination of emotion or facial expressions, for example for marketing, communications, and human-computer interaction systems. Types of products may include EMG facial masks and video analysis of faces, plus voice analysis. Relevant virtual reality products may include any product (software or hardware) which enables or improves communication through virtual reality, including for conversations meetings and live events

The patents and patent applications that comprise the Contributed Assets are set forth below:

Patent No.	Country	Filing Date	Title of Patent
10,943,100	U.S.	17-Jan-2018	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
11,495,053	U.S.	24-Aug-2020	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
11,709,548	U.S.	08-Sep-2022	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
10,515,474	U.S.	19-Jan-2018	System, Method and Apparatuses for Detecting Facial Expression in a Virtual Reality System
11,195,316	U.S.	08-Nov-2019	System, Method and Apparatuses for Detecting Facial Expression in a Virtual Reality System
10,521,014	U.S.	30-Jan-2019	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System
11,328,533	U.S.	09-Jan-2019	System, Method and Apparatus for Detecting Facial Expression for Motion Capture
Application No.	Country	Filing Date	Title of Application
18/317,058	U.S.	13-May-2023	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
17/163,327	U.S.	29-Jan-2021	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System
18/067,812	U.S.	19-Dec-2022	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System

Genesis SPAC expects to sell through partnership or collaborations with a wide variety of companies, which would receive mask technologies and a license to the relevant patent applications, who would then sell products incorporating net technology and pay royalties to Genesis SPAC. The value of these royalty streams depends upon a combination of the potential percentage royalties to be levied and the size of the market against which they could be levied. Markets generally are dynamic, market sizes are generally hard to predict. The proposed markets for mask technologies and IP are only now developing, or in some cases starting, so they’re expected market size disproportionately order to predict.

Relevant industries include: global virtual reality market, the augmented reality market, mixed reality market, facial recognition, emotion detection, wellness, well-being and health market.

The estimated expiration dates of the granted patents are from January 19, 2038 through January 9, 2039. All of the patents and applications in the mask portfolio were filed in the United States. Factors affecting the lifespan of a US granted patent include priority claims (if to a non-– provisional application), payment of maintenance fees, terminal disclaimers, and regulatory delays. Therefore, the expiration dates provided our estimates only. Please see Appendix E to Annex D, The Opinion of KISSPatent Europe BV.

Competition

The development and commercialization of mask technology is highly competitive. We expect to face competition with respect to the Contributed Assets and will face competition with respect to any other product candidates that we may seek to develop or commercialize in the future, from small start-ups to companies such as Alphabet, Meta, Samsung, and others, many of which will have significantly greater financial resources than we do. Potential competitors also include academic institutions, government agencies and other public and private research organizations that conduct research, seek patent protection and establish collaborative arrangements for research, development, manufacturing and commercialization.

Our product and our product candidates will target markets that are already served by a variety of competing products. Many of these existing products have achieved widespread acceptance in the marketplace.

Please see “Risk Factors — We expect to face substantial competition, which may result in others discovering, developing or commercializing products before or more successfully than we do. Our competitors may range from small start-ups to companies such as Alphabet, Meta, Samsung, and others, many of which will have significantly greater financial resources.”

The MindMaze IP Purchase Price and other Obligations

If the Business Combination is consummated, Genesis SPAC will pay to Genesis Sponsor one thousand dollars ($1,000) and will assume and agree to perform and discharge all of Genesis Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze a purchase price of $21 Million (the “MindMaze IP Purchase Price”) on or prior to May 31, 2024 and the obligation to share fifty percent (50%) of the gross amounts received under the Patent Purchase Agreement with MindMaze after the threshold amount of $44,000,000 is received by Genesis SPAC, on the terms and subject to the conditions set forth in the Patent Purchase Agreement, including that the Patent Purchase Agreement grants a worldwide royalty-free license back to the MindMaze.

The Patent Purchase Agreement

On September 21, 2023, Genesis Sponsor entered into that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, the “Patent Purchase Agreement”), by and between Genesis Sponsor and MindMaze Group SA, a Swiss corporation (“MindMaze”). A copy of the Patent Purchase Agreement is attached to this proxy statement as Annex B.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Genesis SPAC’s Public Shares and Founder Shares as of February [    ], 2024 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Genesis SPAC’s Public Shares and Founder Shares, by:

•        each person known by Genesis SPAC to be the beneficial owner of more than 5% of Genesis SPAC’s outstanding Public Shares or Founder Shares;

•        each of Genesis SPAC’s current executive officers and directors that beneficially owns shares of Genesis SPAC’s Public Shares or Founder Shares; and

•        all of Genesis SPAC’s current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

Voting power represents the combined voting power of Public Shares or Founder Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Public Shares and Founder Shares vote together as a single class.

Unless otherwise indicated, Genesis SPAC believes that all persons named in the table have sole voting and investment power with respect to all Public Shares or Founder Shares beneficially owned by them.

	Genesis SPAC Ordinary Shares(1)
Name of Beneficial Owner	Number	Percentage
Executive Officers and Directors:
Eyal Perez(2)(3)	5,850,625	91.3%
Michael Lahyani	—	—
Cem Habib	—	—
All directors and executive officers as a group (3 individuals)	5,850,625	91.3%

Five Percent or More Holders:
Genesis Growth Tech LLC(2)(3)	5,850,625	91.3%
Olivier Plan(4)	1,500,000	23.3%
Nomura Securities	474,375	7.4%

____________

(1)      This table is based on 6,406,520 shares of Public Shares and Founder Shares outstanding as of February [    ], 2024. Beneficial ownership is determined in accordance with the rules of the SEC. Except as described in the footnotes below and subject to applicable community property laws and similar laws, GGAA believes that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is Bahnhofstrasse 3, 6052 Hergiswil, Nidwalden, Switzerland.

(2)      Represents Founder Shares that are automatically convertible into Class A Ordinary Shares at the Closing, subject to adjustment, unless earlier converted into Class A Ordinary Shares at the option of the holder thereof. The Founder Shares will automatically convert into Class A Ordinary Shares (which such Class A Ordinary Shares delivered upon conversion will not have any redemption rights or be entitled to liquidating distributions from the Trust Account if we fail to consummate an initial business combination) at the time of our initial business combination or earlier at the option of the holders thereof at a ratio such that the number of Class A Ordinary Shares issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of ordinary shares issued and outstanding upon completion of our IPO, plus (ii) the total number of Class A Ordinary Shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the company in connection with or in relation to the consummation of our initial business combination, excluding any Class A Ordinary Shares or equity-linked securities exercisable for or convertible into Class A Ordinary Shares issued, deemed issued, or to be issued, to any seller in our initial business combination and any private placement warrants issued to our Sponsor, any of its affiliates or any members of our management team upon conversion of working capital loans. In no event will the Founder Shares convert into Class A Ordinary Shares at a rate of less than one-to-one. Percentage ownership assumes all shares are converted to Class A Ordinary Shares on a one-for-one basis.

(3)      Represents the interests directly held by Genesis Growth Tech LLC, our Sponsor. Mr. Eyal Perez is the managing member of our Sponsor. As such, he may be deemed to have beneficial ownership of the Founder Shares held directly by the Sponsor. Mr. Perez disclaims any beneficial ownership of the Founder Shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)      Mr. Olivier Plan, a business associate of Mr. Perez, has provided operational and other funding to the Sponsor. Although Mr. Plan is neither a shareholder nor an officer or director of either the Sponsor or our Company, pursuant to an understanding between the Sponsor and Mr. Plan, Mr. Plan may be deemed to have an indirect beneficial interest in up to 1,500,000 Founder Shares held by the Sponsor. Mr. Plan’s business address is One Monte-Carlo, Place du Casino, 98000 Monaco.

DESCRIPTION OF GENESIS SPAC’S SECURITIES AND
THE SECURITIES OF THE POST-COMBINATION COMPANY

We are a Cayman Islands exempted company and our affairs are governed by our amended and restated memorandum and articles of association, the Companies Act and the common law of the Cayman Islands. Pursuant to our amended and restated memorandum and articles of association, we are authorized to issue 550,000,000 ordinary shares, comprising 500,000,000 Class A ordinary shares and 50,000,000 Class B ordinary shares, as well as 5,000,000 preference shares, $0.0001 par value each. The following description summarizes the material terms of our shares as set out more particularly in our amended and restated memorandum and articles of association. Because it is only a summary, it may not contain all the information that is important to you.

Units

Each unit consists of one Class A ordinary share and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as described herein. Pursuant to the warrant agreements, a warrant holder may exercise its warrants only for a whole number of the company’s Class A ordinary shares. This means only a whole warrant may be exercised at any given time by a warrant holder.

Commencing January 31, 2022, holders of the units were permitted to elect to separately trade the Class A ordinary shares and public warrants included in the units. Unit holders have the option to continue to hold units or separate their units into the component securities. Holders will need to have their brokers contact our transfer agent in order to separate the units into Class A ordinary shares and warrants. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you purchase at least two units, you will not be able to receive or trade a whole warrant.

Additionally, the units will automatically separate into their component parts and will not be traded after completion of our initial business combination.

Ordinary Shares

Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. Except as described below, holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. Unless specified in our amended and restated memorandum and articles of association, or as required by applicable provisions of the Companies Act or applicable stock exchange rules, an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the shareholders who attend and vote at a general meeting of the company, is required to approve any such matter voted on by our shareholders. Approval of certain actions will require a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds of our ordinary shares that are voted, and pursuant to our amended and restated memorandum and articles of association; such actions include amending our amended and restated memorandum and articles of association and approving a statutory merger or consolidation with another company. Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being appointed in each year. There is no cumulative voting with respect to the appointment of directors, with the result that the holders of more than 50% of the shares voted for the appointment of directors can appoint all of the directors. Our shareholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefor. Prior to our initial business combination, only holders of our founder shares will have the right to vote on the appointment of directors. Holders of our public shares will not be entitled to vote on the appointment of directors during such time. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason. The provisions of our amended and restated memorandum and articles of association governing the appointment or removal of directors prior to our initial business combination may only be amended by a special resolution passed by not less than two-thirds of our ordinary shares who attend and vote at our general meeting which shall include the affirmative vote of a simple majority of our Class B ordinary shares.

Because our amended and restated memorandum and articles of association will authorize the issuance of up to 500,000,000 Class A ordinary shares, if we were to enter into a business combination, we may (depending on the terms of such a business combination) be required to increase the number of Class A ordinary shares which we will be authorized to issue at the same time as our shareholders vote on the business combination to the extent we seek shareholder approval in connection with our initial business combination.

Our board of directors is divided into three classes with only one class of directors being appointed in each year and each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. There is no requirement under the Companies Act for us to hold annual or general meetings to appoint directors. We may not hold an annual general meeting to appoint new directors prior to the consummation of our initial business combination. Prior to the completion of an initial business combination, any vacancy on the board of directors may be filled by a nominee chosen by holders of a majority of our founder shares. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason.

We will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account calculated as of two business days prior to the consummation of our initial business combination, including interest and other income earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any, divided by the number of the then-outstanding public shares, subject to the limitations described herein. The amount in the trust account is initially anticipated to be $10.15 per public share. The redemption rights will include the requirement that a beneficial owner must identify itself in order to valid redeem its shares. Our sponsor and each member of our management team have entered into an agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares held by them in connection with (i) the completion of our initial business combination and (ii) a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions) or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares. Unlike many blank check companies that hold shareholder votes and conduct proxy solicitations in conjunction with their initial business combinations and provide for related redemptions of public shares for cash upon completion of such initial business combinations even when a vote is not required by law, if a shareholder vote is not required by applicable law or stock exchange listing requirements, if a shareholder vote is not required by applicable law or stock exchange listing requirements and we do not decide to hold a shareholder vote for business or other reasons, we will, pursuant to our amended and restated memorandum and articles of association, conduct the redemptions pursuant to the tender offer rules of the SEC, and file tender offer documents with the SEC prior to completing our initial business combination. Our amended and restated memorandum and articles of association will require these tender offer documents to contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under the SEC’s proxy rules. If, however, a shareholder approval of the transaction is required by applicable law or stock exchange listing requirements, or we decide to obtain shareholder approval for business or other reasons, we will, like many blank check companies, offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If we seek shareholder approval, we will complete our initial business combination only if we obtain the approval of an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. However, the participation of our sponsor, officers, directors, advisors or their affiliates in privately-negotiated transactions (as described herein), if any, could result in the approval of our initial business combination even if a majority of our public shareholders vote, or indicate their intention to vote, against such initial business combination. For purposes of seeking approval of the majority of our issued and outstanding ordinary shares, non-votes will have no effect on the approval of our initial business combination once a quorum is obtained. Our amended and restated memorandum and articles of association will require that at least five days’ notice will be given of any general meeting.

If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our amended and restated memorandum and articles of association will provide that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to Excess Shares, without our prior consent. However, we would not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination. Our shareholders’ inability to redeem the Excess Shares will reduce their influence over our ability to complete our initial business combination, and such shareholders could suffer a material loss in their investment if they sell such Excess Shares on the open market. Additionally, such shareholders will not receive redemption distributions with respect to the Excess Shares if we complete our initial business combination. And, as a result, such shareholders will continue to hold that number of shares exceeding 15% and, in order to dispose such shares would be required to sell their shares in open market transactions, potentially at a loss.

If we seek shareholder approval, we will complete our initial business combination only if we obtain the approval of an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. In such case, our sponsor and each member of our management team have agreed to vote their founder shares and public shares in favor of our initial business combination, and Nomura has agreed to vote its founder shares in favor of our initial business combination. As a result, due to our initial shareholders’ 6,325,000 founder shares, we would not need any of the 81,520 public shares that remain outstanding to be voted in favor of an initial business combination in order to have our initial business combination approved. Additionally, each public shareholder may elect to redeem their public shares irrespective of whether they vote for or against the proposed transaction or vote at all.

Pursuant to our amended and restated memorandum and articles of association, if we have not consummated an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest and other income earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case, to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our sponsor and each member of our management team have entered into an agreement with us, pursuant to which they have agreed to waive their rights to liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions) (although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame). Our amended and restated memorandum and articles of association provide that, if we wind up for any other reason prior to the consummation of our initial business combination, we will follow the foregoing procedures with respect to the liquidation of the trust account as promptly as reasonably possible but not more than ten business days thereafter, subject to applicable Cayman Islands law.

In the event of a liquidation, dissolution or winding up of the company after a business combination, our shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the ordinary shares. Our shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that we will provide our public shareholders with the opportunity to redeem their public shares for cash at a per share price equal to the aggregate amount then on deposit in the trust account, including interest and other income earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any, divided by the number of the then-outstanding public shares, upon the completion of our initial business combination, subject to the limitations described herein.

Founder Shares

The founder shares are designated as Class B ordinary shares and, except as described below, are identical to the Class A ordinary shares included in the units sold in our IPO, and holders of founder shares have the same shareholder rights as public shareholders, except that: (a) prior to our initial business combination, only holders of the founder shares have the right to vote on the appointment of directors and holders of a majority of our founder shares may remove a member of the board of directors for any reason; (b) the founder shares are subject to certain transfer restrictions, as described in more detail below; (c) our sponsor and each member of our management team have entered into an agreement with us, pursuant to which they have agreed to (i) waive their redemption rights with respect to their founder shares (ii) to waive their redemption rights with respect to their founder shares and public shares in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions) or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares; and (iii) waive their rights to liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions) (although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame); (d) the founder shares will automatically convert into our Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof as described herein; and (e) the founder shares are entitled to registration rights. If we seek shareholder approval, we will complete our initial business combination only if we obtain the approval of an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. In such case, our sponsor and each member of our management team have agreed to vote their founder shares and public shares in favor of our initial business combination, and Nomura has agreed to vote its founder shares in favor of our initial business combination.

The founder shares are designated as Class B ordinary shares and will automatically convert into Class A ordinary shares (which such Class A ordinary shares delivered upon conversion will not have redemption rights or be entitled to liquidating distributions from the trust account if we do not consummate an initial business combination) at the time of our initial business combination or earlier at the option of the holders thereof at a ratio such that the number of Class A ordinary shares issuable upon conversion of all founder shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of ordinary shares issued and outstanding upon completion of the IPO, plus (ii) the total number of Class A ordinary shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the company in connection with or in relation to the consummation of the initial business combination, excluding any Class A ordinary shares or equity-linked securities, exercisable for or convertible into Class A ordinary shares issued, deemed issued, or to be issued, to any seller in the initial business combination and any private placement warrants issued to our sponsor, its affiliates or any member of our management team upon conversion of working capital loans (if any). In no event will the Class B ordinary shares convert into Class A ordinary shares at a rate of less than one-to-one.

Except as described herein, pursuant to a letter agreement that our sponsor and each member of our management team have entered into with us, our sponsor and each member of our management team have agreed not to transfer, assign or sell any of their founder shares until earliest of (A) one year after the completion of our initial business combination and (B) subsequent to our initial business combination, (x) if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of our public shareholders having the right to exchange their ordinary shares for cash, securities or other property. We refer to such transfer restrictions as the lock-up. Any permitted transferees would be subject to the same restrictions and other agreements of our sponsor and our directors and executive officers with respect to any founder shares.

Prior to our initial business combination, only holders of our founder shares will have the right to vote on the appointment of directors. Holders of our public shares will not be entitled to vote on the appointment of directors during such time. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason. These provisions of our amended and restated memorandum and articles of association may only be amended by a special resolution passed by not less than two-thirds of our ordinary shares who attend and vote at our general meeting which shall include the affirmative vote of a simple majority of our Class B ordinary shares. With respect to any other matter submitted to a vote of our shareholders, including any vote in connection with our initial business combination, except as required by law, holders of our founder shares and holders of our public shares will vote together as a single class, with each share entitling the holder to one vote.

Register of Members

Under Cayman Islands law, we must keep a register of members and there will be entered therein:

•        the names and addresses of the members, a statement of the shares held by each member, and of the amount paid or agreed to be considered as paid, on the shares of each member and the voting rights of shares of each member;

•        whether voting rights are attached to the share in issue;

•        the date on which the name of any person was entered on the register as a member; and

•        the date on which any person ceased to be a member.

Under Cayman Islands law, the register of members of the company is prima facie evidence of the matters set out therein (i.e., the register of members will raise a presumption of fact on the matters referred to above unless rebutted) and a member registered in the register of members will be deemed as a matter of Cayman Islands law to have legal title to the shares as set against its name in the register of members. The shareholders recorded in the register of members will be deemed to have legal title to the shares set against their name. However, there are certain limited circumstances where an application may be made to a Cayman Islands court for a determination on whether the register of members reflects the correct legal position. Further, the Cayman Islands court has the power to order that the register of members maintained by a company should be rectified where it considers that the register of members does not reflect the correct legal position. If an application for an order for rectification of the register of members were made in respect of our ordinary shares, then the validity of such shares may be subject to re-examination by a Cayman Islands court.

Preference Shares

Our amended and restated memorandum and articles of association authorizes 5,000,000 preference shares and provide that preference shares may be issued from time to time in one or more series. Our board of directors will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Our board of directors will be able to, without shareholder approval, issue preference shares with voting and other rights that could adversely affect the voting power and other rights of the holders of the ordinary shares and could have anti-takeover effects. The ability of our board of directors to issue preference shares without shareholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no preference shares issued and outstanding at the date hereof. Although we do not currently intend to issue any preference shares, we cannot assure you that we will not do so in the future. No preference shares have been issued or registered.

Warrants

Public Shareholders’ Warrants

Each whole warrant entitles the registered holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing 30 days after the completion of our initial business combination, except as discussed in the immediately succeeding paragraph. Pursuant to the warrant agreements, a warrant holder may exercise its warrants only for a whole number of Class A ordinary shares. This means only a whole warrant may be exercised at a given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you purchase at least two units, you will not be able to receive or trade a whole warrant. The warrants will expire five years after the completion of our initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

We will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will we be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the Class A ordinary share underlying such unit.

We have agreed that as soon as practicable, but in no event later than 20 business days after the closing of our initial business combination, we will use our commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement for the IPO or a new registration statement for the registration, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the warrants, and we will use our commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of our initial business combination, and to maintain the effectiveness of such registration statement and a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreements; provided that if our Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, but we will use our commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60 day after the closing of the initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, but we will use our commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In the case of a cashless exercise, each holder would pay the exercise price by surrendering the warrants for that number of Class A ordinary shares equal to the l quotient obtained by dividing (x) the product of the number of Class A ordinary shares underlying the warrants, multiplied by the excess of the “fair market value” (defined below) less the exercise price of the warrants by (y) the fair market value. The “fair market value” as used in this paragraph shall mean the volume weighted average price of the Class A ordinary shares for the 10 trading days ending on the trading day prior to the date on which the notice of exercise is received by the warrant agent.

A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of the Class A ordinary shares issued and outstanding immediately after giving effect to such exercise.

Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00.    Once the warrants become exercisable, we may redeem the outstanding warrants (except as described herein with respect to the private placement warrants):

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon a minimum of 30 days’ prior written notice of redemption to each warrant holder; and

•        if, and only if, the closing price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “— Warrants — Public Shareholders’ Warrants — Anti-Dilution Adjustments”) for any 20 trading days within a 30-trading day period ending three trading days before we send the notice of redemption to the warrant holders.

We will not redeem the warrants as described above unless a registration statement under the Securities Act covering the issuance of the Class A ordinary shares issuable upon exercise of the warrants is then effective and a current prospectus relating to those Class A ordinary shares is available throughout the 30-day redemption period. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws.

We have established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the Class A ordinary shares may fall below the $18.00 redemption trigger price (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “— Warrants — Public Shareholders’ Warrants — Anti-dilution Adjustments”) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.

Anti-dilution Adjustments.    If the number of issued and outstanding Class A ordinary shares is increased by a capitalization or share dividend of Class A ordinary shares, or by a subdivision of ordinary shares or other similar event, then, on the effective date of such share capitalization or share dividend, subdivision or similar event, then, on the effective date of such share capitalization, subdivision or similar event, the number of Class A ordinary shares issuable on exercise of each warrant will be increased in proportion to such increase in the issued and outstanding ordinary shares. A rights offering made to all or substantially all holders of ordinary shares entitling holders to purchase Class A ordinary shares at a price less than the “historical fair market value” (as defined below) will be deemed a capitalization of a number of Class A ordinary shares equal to the product of (i) the number of Class A ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A ordinary shares) and (ii) one minus the quotient of (x) the price per Class A ordinary share paid in such rights offering and (y) the historical fair market value. For these purposes, (i) if the rights offering is for securities convertible into or exercisable for Class A ordinary shares, in determining the price payable for Class A ordinary shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “historical fair market value” means the volume weighted average price of Class A ordinary shares as reported during the 10 trading day period ending on the trading day prior to the first date on which the Class A ordinary shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if we, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to all or substantially all of the holders of the Class A ordinary shares on account of such Class A ordinary shares (or other securities into which the warrants are convertible), other than (a) as described above, (b) any cash dividends or cash distributions which, when combined on a per share basis with all other cash dividends and cash distributions paid on the Class A ordinary shares during the 365-day period ending on the date of declaration of such dividend or distribution does not exceed $0.50 (as adjusted to appropriately reflect any other adjustments and excluding cash dividends or cash distributions that resulted in an adjustment to the exercise price or to the number of Class A ordinary shares issuable on exercise of each warrant) but only with respect to the amount of the aggregate cash dividends or cash distributions equal to or less than $0.50 per share, (c) to satisfy the redemption rights of the holders of Class A ordinary shares in connection with a proposed initial business combination, (d) to satisfy the redemption rights of the holders of Class A ordinary shares in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions) or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares, or (e) in connection with the redemption of our public shares upon our failure to complete our initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each Class A ordinary share in respect of such event.

If the number of outstanding Class A ordinary shares is decreased by a consolidation, combination or reclassification of Class A ordinary shares or other similar event, then, on the effective date of such consolidation, combination, reclassification or similar event, the number of Class A ordinary shares issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding Class A ordinary shares.

Whenever the number of Class A ordinary shares purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of Class A ordinary shares purchasable upon the exercise of the warrants immediately prior to such adjustment and (y) the denominator of which will be the number of Class A ordinary shares so purchasable immediately thereafter.

In addition, if (x) we issue additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at an issue price or effective issue price of less than $9.20 per ordinary share (with such issue price or effective issue price to be determined in good faith by our board of directors and, in the case of any such issuance to our sponsor or its affiliates, without taking into account any founder shares held by our sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and (z) the volume weighted average trading price of our Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which we consummate our initial business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price described above under “— Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

In case of any reclassification or reorganization of the outstanding Class A ordinary shares (other than those described above or that solely affects the par value of such Class A ordinary shares), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding Class A ordinary shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the Class A ordinary shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of Class A ordinary shares or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election. If less than 70% of the consideration receivable by the holders of Class A ordinary shares in such a transaction is payable in the form of Class A ordinary shares in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within 30 days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreements based on the Black-Scholes value (as defined in the Public Warrant Agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants.

The warrants are issued in registered form under warrant agreements between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreements provide that the terms of the warrants may be amended without the consent of any holder for the purpose of (i) curing any ambiguity or correct any mistake, including to conform the provisions of the warrant agreements to the description of the terms of the warrants and the warrant agreements set forth in the IPO prospectus, or defective provision (ii) amending the provisions relating to cash dividends on ordinary shares as contemplated by and in accordance with the warrant agreements or (iii) adding or changing any provisions with respect to matters or questions arising under the warrant agreements as the parties to the warrant agreements may deem necessary or desirable and that the parties deem to not adversely affect the rights of the registered holders of the warrants, provided that the approval by the holders of at least 65% of the then-outstanding public warrants is required to make any change that adversely affects the interests of the registered holders. You should review a copy of the warrant agreements, which were filed as an exhibit to the registration statement of which the IPO prospectus is a part, for a complete description of the terms and conditions applicable to the warrants.

The warrant holders do not have the rights or privileges of holders of ordinary shares and any voting rights until they exercise their warrants and receive Class A ordinary shares. After the issuance of Class A ordinary shares upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.

No fractional warrants will be issued upon separation of the units and only whole warrants will trade. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of Class A ordinary shares to be issued to the warrant holder.

We have agreed that, subject to applicable law, any action, proceeding or claim against us arising out of or relating in any way to the warrant agreements will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and we irrevocably submit to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim. This provision applies to claims under the Securities Act but does not apply to claims under the Exchange Act or any claim for which the federal district courts of the United States of America are the sole and exclusive forum.

Private Placement Warrants

Except as described below, the private placement warrants have terms and provisions that are identical to those of the warrants sold as part of the units in the IPO. The private placement warrants (including the Class A ordinary shares issuable upon exercise of the private placement warrants) will not be transferable, assignable or saleable until 30 days after the completion of our initial business combination (except pursuant to limited exceptions to our officers and directors and other persons or entities affiliated with the initial purchasers of the private placement warrants) and they will not be redeemable by us. Holders of our private placement warrants have the option to exercise the private placement warrants on a cashless basis. Any amendment to the terms of the private placement warrants or any provision of the warrant agreements with respect to the private placement warrants will require a vote of holders of at least 65% of the number of the then outstanding private placement warrants.

If holders of the private placement warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its warrants for that number of Class A ordinary shares equal to the quotient obtained by dividing (x) the product of the number of Class A ordinary shares underlying the warrants, multiplied by the excess of the “exercise fair market value” (defined below) over the exercise price of the warrants by (y) the exercise fair market value. For these purposes, the “exercise fair market value” shall mean the average reported closing price of the Class A ordinary shares for the 10 trading days ending on the trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. We have agreed that as soon as practicable, but in no event later than 20 business days after the closing of our initial business combination, we will use our commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the private placement warrants.

In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants.

Dividends

We have not paid any cash dividends on our ordinary shares to date and do not intend to pay cash dividends prior to the completion of our initial business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of our initial business combination. The payment of any cash dividends subsequent to our initial business combination will be within the discretion of our board of directors at such time. Further, if we incur any indebtedness in connection with a business combination, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

Our Transfer Agent and Warrant Agent

The transfer agent for our ordinary shares and warrant agent for our warrants is Continental Stock Transfer & Trust Company. We have agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its shareholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted for its activities in that capacity, except for any claims and losses due to any gross negligence or intentional misconduct of the indemnified person or entity.

Special Considerations for Exempted Companies.

We are an exempted company with limited liability under the Companies Act. The Companies Act distinguishes between ordinary resident companies and exempted companies. Any company that is registered in the Cayman Islands but conducts business mainly outside of the Cayman Islands may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except for the exemptions and privileges listed below:

•        an exempted company does not have to file an annual return of its shareholders with the Registrar of Companies;

•        an exempted company’s register of members is not open to inspection;

•        an exempted company does not have to hold an annual general meeting;

•        an exempted company may issue negotiable or bearer shares or shares with no par value;

•        an exempted company may obtain an undertaking against the imposition of any future taxation (such undertakings are usually given for 20 years in the first instance);

•        an exempted company may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands;

•        an exempted company may register as a limited duration company; and

•        an exempted company may register as a segregated portfolio company.

“Limited liability” means that the liability of each shareholder is limited to the amount unpaid by the shareholder on the shares of the company (except in exceptional circumstances, such as involving fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstances in which a court may be prepared to pierce or lift the corporate veil).

Shareholders’ Suits

Conyers, Dill & Pearman LLP, our Cayman Islands legal counsel, have advised that there is no formal class action process in the Cayman Islands. However, it is possible to initiate a representative action (i.e. where one party files proceedings on behalf of those with a common interest and complaint) and obtains relief for a wider group. Derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions. Any derivative action initiated in the US on behalf of a Cayman-incorporated company is likely to require the prior approval of the Cayman court and the Cayman court may take the view that the proceedings should be continued in the Cayman Islands. In most cases, we will be the proper plaintiff in any claim based on a breach of duty owed to us, and a claim against (for example) our officers or directors usually may not be brought by a shareholder. However, based both on Cayman Islands authorities and on English authorities, which would in all likelihood be of persuasive authority and be taken into account by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances in which:

•        a company is acting, or proposing to act, illegally or beyond the scope of its authority;

•        the act complained of, although not beyond the scope of the authority, could be effected if duly authorized by more than the number of votes which have actually been obtained; or

•        those who control the company are perpetrating a “fraud on the minority.”

A shareholder may have a direct right of action against us where the individual rights of that shareholder have been infringed or are about to be infringed. For example, aggrieved shareholders may: (i) exercise appraisal rights in respect of the valuation of their shares in certain circumstances, such as a proposed merger scenario; and (ii) file winding-up proceedings against a Cayman Islands company where there are allegations of loss of confidence in management or loss of substratum.

Anti-Money Laundering — Cayman Islands

If any person in the Cayman Islands knows or suspects or has reasonable grounds for knowing or suspecting that another person is engaged in criminal conduct or money laundering or is involved with terrorism or terrorist financing and property and the information for that knowledge or suspicion came to their attention in the course of business in the regulated sector, or other trade, profession, business or employment, the person will be required to report such knowledge or suspicion to (i) the Financial Reporting Authority of the Cayman Islands, pursuant to the Proceeds of Crime Act (As Revised) of the Cayman Islands if the disclosure relates to criminal conduct or money laundering, or (ii) a police officer of the rank of constable or higher, or the Financial Reporting Authority, pursuant to the Terrorism Act (As Revised) of the Cayman Islands, if the disclosure relates to involvement with terrorism or terrorist financing and property. Such a report shall not be treated as a breach of confidence or of any restriction upon the disclosure of information imposed by any enactment or otherwise.

Data Protection — Cayman Islands

We have certain duties under the Data Protection Act (As Revised) of the Cayman Islands (the “DPA”) based on internationally accepted principles of data privacy.

Privacy Notice

Introduction

This privacy notice puts our shareholders on notice that through your investment in the Company you will provide us with certain personal information which constitutes personal data within the meaning of the DPA (“personal data”). In the following discussion, the “company” refers to us and our affiliates and/or delegates, except where the context requires otherwise.

Investor Data

We will collect, use, disclose, retain and secure personal data to the extent reasonably required only and within the parameters that could be reasonably expected during the normal course of business. We will only process, disclose, transfer or retain personal data to the extent legitimately required to conduct our activities of on an ongoing basis or to comply with legal and regulatory obligations to which we are subject. We will only transfer personal data in accordance with the requirements of the DPA, and will apply appropriate technical and organizational information security measures designed to protect against unauthorized or unlawful processing of the personal data and against the accidental loss, destruction or damage to the personal data.

In our use of this personal data, we will be characterized as a “data controller” for the purposes of the DPA, while our affiliates and service providers who may receive this personal data from us in the conduct of our activities may either act as our “data processors” for the purposes of the DPA or may process personal information for their own lawful purposes in connection with services provided to us.

We may also obtain personal data from other public sources. Personal data includes, without limitation, the following information relating to a shareholder and/or any individuals connected with a shareholder as an investor: name, residential address, email address, contact details, corporate contact information, signature, nationality, place of birth, date of birth, tax identification, credit history, correspondence records, passport number, bank account details, source of funds details and details relating to the shareholder’s investment activity.

Who this Affects

If you are a natural person, this will affect you directly. If you are a corporate investor (including, for these purposes, legal arrangements such as trusts or exempted limited partnerships) that provides us with personal data on individuals connected to you for any reason in relation your investment in the company, this will be relevant for those individuals and you should transmit the content of this Privacy Notice to such individuals or otherwise advise them of its content.

How the Company May Use a Shareholder’s Personal Data

The company, as the data controller, may collect, store and use personal data for lawful purposes, including, in particular:

•        where this is necessary for the performance of our rights and obligations under any purchase agreements;

•        where this is necessary for compliance with a legal and regulatory obligation to which we are subject (such as compliance with anti-money laundering and FATCA/CRS requirements); and/or

•        where this is necessary for the purposes of our legitimate interests and such interests are not overridden by your interests, fundamental rights or freedoms.

Should we wish to use personal data for other specific purposes (including, if applicable, any purpose that requires your consent), we will contact you.

Why We May Transfer Your Personal Data

In certain circumstances we may be legally obliged to share personal data and other information with respect to your shareholding with the relevant regulatory authorities such as the Cayman Islands Monetary Authority or the Tax Information Authority. They, in turn, may exchange this information with foreign authorities, including tax authorities.

We anticipate disclosing personal data to persons who provide services to us and their respective affiliates (which may include certain entities located outside the United States, the Cayman Islands or the European Economic Area), who will process your personal data on our behalf.

The Data Protection Measures We Take

Any transfer of personal data by us or our duly authorized affiliates and/or delegates outside of the Cayman Islands shall be in accordance with the requirements of the DPA.

We and our duly authorized affiliates and/or delegates shall apply appropriate technical and organizational information security measures designed to protect against unauthorized or unlawful processing of personal data, and against accidental loss or destruction of, or damage to, personal data.

We shall notify you of any personal data breach that is reasonably likely to result in a risk to your interests, fundamental rights or freedoms or those data subjects to whom the relevant personal data relates.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Genesis SPAC Relationships and Related Person Transactions

Founder Shares

On May 26, 2021, Genesis SPAC issued an aggregate of 7,187,500 Founder Shares to Genesis Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.003 per share.

The Founder Shares are identical to Genesis SPAC Class A Ordinary Shares included in the Genesis SPAC Public Units sold in the Genesis SPAC IPO except that the Founder Shares are convertible under the circumstances described below. The Founder Shares included an aggregate of up to 750,000 shares subject to forfeiture by Genesis Sponsor depending on the extent to which the underwriters’ over-allotment is exercised. As a result of the underwriters’ election to fully exercise their over-allotment option, no Founder Shares were forfeited. On September 20, 2021, Genesis Sponsor surrendered an aggregate of 1,437,500 Founder Shares to Genesis SPAC’s capital for no consideration, resulting in Genesis Sponsor holding an aggregate of 5,750,000 Founder Shares. On December 3, 2021, Genesis Sponsor agreed to transfer to Nomura Securities an aggregate of 431,250 Founder Shares at Genesis Sponsor’s original purchase price. On December 8, 2021, Genesis SPAC effected a share capitalization pursuant to which Genesis SPAC issued an additional 575,000 Founder Shares to Genesis Sponsor and also transferred to Nomura Securities an additional 43,125 Founder Shares. As a result, currently, Genesis Sponsor holds 5,850,625 Founder Shares and Nomura Securities holds 474,375 Founder Shares.

Genesis SPAC Private Placement Warrants

On December 13, 2021, simultaneous with the closing of the Genesis SPAC IPO, Genesis SPAC completed the private placement of an aggregate of 8,050,000 Genesis SPAC Private Placement Warrants to Genesis Sponsor at a price of $1.00 per Genesis SPAC Private Placement Warrant, each exercisable to purchase one whole Genesis SPAC Class A Ordinary Share at $11.50 per share, generating gross proceeds to Genesis SPAC of $8,050,000. Additionally, on December 21, 2021, Genesis SPAC completed the private placement of an aggregate of 825,000 Genesis SPAC Private Placement Warrants to Genesis Sponsor at a price of $1.00 per Genesis SPAC Private Placement Warrant, each exercisable to purchase one whole Genesis SPAC Class A Ordinary Share at $11.50 per share, generating gross proceeds to Genesis SPAC of $825,000. The Genesis SPAC Private Placement Warrants have terms and provisions that are identical to those of the Genesis SPAC Public Warrants sold as part of the units in the Genesis SPAC IPO, except that the Genesis SPAC Private Placement Warrants may be physical (cash) or net share (cashless) settled and are not redeemable so long as they are held by Genesis Sponsor or its permitted transferees, and are entitled to certain registration rights. The sale of the Genesis SPAC Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

If Genesis SPAC does not complete an initial business combination by December 13, 2024 (which deadline has been extended by Genesis SPAC from December 13, 2022), unless Genesis SPAC amends the Genesis SPAC Articles (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions), the proceeds of the sale of the Genesis SPAC Private Placement Warrants will be used to fund the redemption of the Genesis SPAC Class A Ordinary Shares, subject to the requirements of applicable law, and the Genesis SPAC Private Placement Warrants will expire worthless unless Genesis SPAC amends the Genesis SPAC Articles and amends certain other agreements into which Genesis SPAC has entered to extend the life of Genesis SPAC.

Prior to the closing of the Business Combination, Genesis SPAC intends to enter into a warrant exchange agreement with Genesis Sponsor, pursuant to which, immediately prior to the closing of the Business Combination, 8,875,000 private placement warrants will be cancelled in full and, in consideration therefor, Genesis SPAC will issue an aggregate 221,875,000 Class A ordinary shares to Genesis Sponsor on a private placement basis.

Registration Rights

Holders of the Founder Shares, Genesis SPAC Private Placement Warrants and warrants of Genesis SPAC that may be issued upon conversion of working capital loans (and any shares of Genesis SPAC Class A Ordinary Shares issuable upon the exercise of such Genesis SPAC Private Placement Warrants and warrants), if any, have registration rights pursuant to a registration and shareholder rights agreement. The holders of these securities are entitled to make up to three demands that Genesis SPAC register under the Securities Act such securities for resale (in the case of the Founder Shares, following the conversion of Founder Shares to Genesis SPAC Class A Ordinary Shares) underlying the Genesis SPAC Public Warrants and the Founder Shares. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed by Genesis SPAC subsequent to its completion of a Business Combination and rights to require Genesis SPAC to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration and shareholder rights agreement provides that Genesis SPAC will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. Genesis SPAC will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Loans

No compensation of any kind, including finder’s and consulting fees, will be paid by Genesis SPAC to Genesis Sponsor or any of Genesis SPAC’s existing officers or directors, or their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on Genesis SPAC’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. Genesis SPAC’s audit committee will review on a quarterly basis all payments that were made to Genesis Sponsor, officers, directors or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses that may be incurred by such persons in connection with activities on Genesis SPAC’s behalf.

In addition, in order to finance transaction costs in connection with an intended initial business combination, Genesis Sponsor or an affiliate of Genesis Sponsor or certain of Genesis SPAC’s officers and directors may, but are not obligated to, loan Genesis SPAC funds as may be required. If Genesis SPAC completes its initial business combination, it would repay such loaned amounts. In the event that Genesis SPAC’s initial business combination does not close, Genesis SPAC may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Genesis SPAC Private Placement Warrants, including as to exercise price, exercisability and exercise period. Genesis SPAC does not expect to seek loans from parties other than Genesis Sponsor, an affiliate of Genesis Sponsor or Genesis SPAC’s management team as Genesis SPAC does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the Trust Account. Except as described below, no loans from Genesis Sponsor, affiliates of Genesis Sponsor or Genesis SPAC’s officers or directors are anticipated as of the date of this proxy statement, with respect to the Business Combination.

On May 26, 2021, Genesis Sponsor made available to Genesis SPAC a loan of up to $500,000 pursuant to a promissory note (the “Note”) issued by Genesis SPAC to Genesis Sponsor, which Note was subsequently amended on October 26, 2021. The proceeds from the Note were used for on-going operational expenses and certain other expenses in connection with the Business Combination. The Note was unsecured, non-interest bearing and matured on the earlier of: (i) March 31, 2022 and (ii) the completion of the Genesis SPAC IPO. As of December 23, 2023, Genesis SPAC had no outstanding balance under the Note.

On December 9, 2022, in connection with the extension of the deadline for the Company to complete its initial business combination to March 13, 2023, the Sponsor funded an extension payment for $2,530,000 into the Trust Account. This amount is non-interest bearing and payable on the completion of the Business Combination. The funds were deposited directly into the trust account. As of September 30, 2023 and December 31, 2022 the balance of the loan was $2,307,717 and $2,530,000, respectively.

After Genesis SPAC’s initial business combination, members of Genesis SPAC’s management team who remain with Genesis SPAC may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to Genesis SPAC shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to Genesis SPAC shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider Genesis SPAC’s initial business combination, as applicable, as it will be up to the Post-Combination Company Board to determine executive and director compensation. No such consulting or management fees or similar arrangements have been agreed in connection with the Business Combination or are anticipated by Genesis SPAC as of the date of this proxy statement.

Working Capital Loans

In order to finance transaction costs in connection with the Business Combination, Genesis Sponsor or an affiliate of Genesis Sponsor, or certain of Genesis SPAC’s officers and directors, may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If Genesis SPAC completes the Business Combination, Genesis SPAC would repay the Working Capital Loans out of the proceeds of the Trust Account released to it. In the event that the Business Combination does not close, Genesis SPAC may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of the Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants of the Post-Combination Company at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of September 30, 2023, Genesis SPAC had no borrowings under the Working Capital Loans.

Administrative Support Agreement

On December 8, 2021, Genesis SPAC entered into an agreement to pay monthly recurring expenses of $10,000 per month to Genesis Sponsor for office space, secretarial and administrative services. Services commenced on the date Genesis SPAC securities were first listed on the Nasdaq and will terminate upon the earlier of the consummation by Genesis SPAC of an initial business combination and the liquidation of Genesis SPAC.

For the period from March 17, 2021 through September 30, 2023, Genesis SPAC has paid Genesis Sponsor approximately $220,000.

Related Party Policy

The audit committee of the Genesis SPAC Board has adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee is provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that Genesis SPAC has already committed to, the business purpose of the transaction, and the benefits of the transaction to Genesis SPAC and to the relevant related party. Any member of the audit committee who has an interest in the related party transaction under review by the audit committee must abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the audit committee, participate in some or all of the audit committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the audit committee may determine to permit or to prohibit the related party transaction.

SHAREHOLDER PROPOSAL NO. 1 — THE BUSINESS COMBINATION PROPOSAL

Overview

Genesis SPAC is asking Genesis SPAC shareholders to adopt the Agreement and approve the Business Combination. Genesis SPAC shareholders should read carefully this proxy statement in its entirety for more detailed information concerning the Agreement, which is attached as Annex A to this proxy statement. Please see the section titled “The Business Combination,” “The Agreement” for additional information and a summary of certain terms of the Business Combination and the Agreement. Genesis SPAC shareholders are urged to read carefully the Agreement in its entirety before voting on this proposal.

The Proposal

To consider and vote upon a proposal to approve, by ordinary resolution under Cayman Islands law, Genesis SPAC’s entry into and adoption of the Contribution and Business Combination Agreement dated November 20, 2023, by and between Genesis SPAC and Genesis Sponsor (as it may be amended from time to time, the “Agreement”) (in the form attached to this proxy statement as Annex A) and the transactions contemplated thereby (the “Business Combination”).

Consequences If the Business Combination Proposal Is Not Approved

The Business Combination is conditioned on the approval of the Business Combination Proposal. If Genesis SPAC fails to obtain sufficient votes for the Business Combination Proposal, Genesis SPAC will not meet Genesis SPAC’s conditions to Closing and Genesis SPAC will not consummate the Business Combination.

Vote Required for Approval

The Business Combination Proposal (and consequently, the Agreement and the Business Combination) requires approval by an ordinary resolution under Cayman Islands law, meaning it will be approved only if at least a majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting vote “FOR” the Business Combination Proposal. Failure to vote by proxy or to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, abstentions and broker non-votes will have no effect on the Business Combination Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Business Combination Proposal.

Genesis Sponsor has agreed to vote its Genesis SPAC Ordinary Shares in favor of the Business Combination Proposal. As of the record date, Genesis Sponsor owns approximately 91.3% of the issued and outstanding Genesis SPAC Ordinary Shares.

Recommendation of the Genesis SPAC Board

THE GENESIS SPAC BOARD UNANIMOUSLY RECOMMENDS THAT GENESIS SPAC SHAREHOLDERS VOTE
“FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

SHAREHOLDER PROPOSAL NO. 2 — THE NAME CHANGE PROPOSAL

Overview

Genesis SPAC is asking its shareholders to approve the Name Change Proposal. If the Business Combination is to be consummated, the Post Combination Company will change its name to “NeuroMind AI Corp.”.

The Proposal

To consider and vote upon a proposal to approve, by special resolution under Cayman Islands law, a proposal to change the name of Genesis SPAC to “NeuroMind AI Corp.” (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions) (Shareholder Proposal No. 2);

Consequences If the Charter Amendment Proposal Is Not Approved

The Business Combination is conditioned on the approval of the Name Change Proposal. If Genesis SPAC fails to obtain sufficient votes for the Name Change Proposal, Genesis SPAC will not meet Genesis SPAC’s conditions to Closing and Genesis SPAC will not consummate the Business Combination.

Vote Required for Approval

The Name Change Proposal requires approval by special resolution under Cayman Islands law, meaning it will be approved only if at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting vote “FOR” the Name Change Proposal. Failure to vote by proxy or to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, abstentions and broker non-votes will have no effect on the Name Change Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Name Change Proposal.

Genesis Sponsor has agreed to vote its Genesis SPAC Ordinary Shares in favor of the Name Change Proposal. As of the record date, Genesis Sponsor owns approximately 91.3% of the issued and outstanding Genesis SPAC Ordinary Shares.

Recommendation of the Genesis SPAC Board

THE GENESIS SPAC BOARD UNANIMOUSLY RECOMMENDS THAT GENESIS SPAC SHAREHOLDERS VOTE
“FOR” THE APPROVAL OF THE NAME CHANGE PROPOSAL.

SHAREHOLDER PROPOSAL NO. 3 — THE CHARTER AMENDMENT PROPOSAL

Overview

Genesis SPAC is asking its shareholders to approve the Charter Amendment Proposal. If Business Combination is to be consummated, the Post Combination Company will adopt the Post-Combination Company Articles to replace the Genesis SPAC Articles.

The Proposal

To consider and vote upon a proposal to approve, by special resolution under Cayman Islands law, to adopt the amended and restatement memorandum and articles of association of Genesis SPAC (a copy of which is attached to this proxy statement as Annex C) in substitution for the existing memorandum and articles of association of Genesis SPAC (which requires the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares, present in person or represented by proxy and entitled to vote thereon at an extraordinary general meeting, or by unanimous written resolutions), a copy of which is attached to this proxy statement as Annex C.

Consequences If the Charter Amendment Proposal Is Not Approved

The Business Combination is conditioned on the approval of the Charter Amendment Proposal. If Genesis SPAC fails to obtain sufficient votes for the Charter Amendment Proposal, Genesis SPAC will not meet Genesis SPAC’s conditions to Closing and Genesis SPAC will not consummate the Business Combination.

Vote Required for Approval

The Charter Amendment Proposal requires approval by special resolution under Cayman Islands law, meaning it will be approved only if at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting vote “FOR” the Charter Amendment Proposal. Failure to vote by proxy or to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, abstentions and broker non-votes will have no effect on the Charter Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Charter Amendment Proposal.

Genesis Sponsor has agreed to vote its Genesis SPAC Ordinary Shares in favor of the Charter Amendment Proposal. As of the record date, Genesis Sponsor owns approximately 91.3% of the issued and outstanding Genesis SPAC Ordinary Shares.

Recommendation of the Genesis SPAC Board

THE GENESIS SPAC BOARD UNANIMOUSLY RECOMMENDS THAT GENESIS SPAC SHAREHOLDERS VOTE
“FOR” THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL.

SHAREHOLDER PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the chairman of the Shareholder Extraordinary General Meeting, at their option, to adjourn the Shareholder Extraordinary General Meeting to a later date or dates, if necessary, for the absence of a quorum, to solicit additional proxies from Genesis SPAC shareholders to approve one or more proposals at the Shareholder Extraordinary General Meeting or to ensure that any supplement or amendment to this proxy statement is timely provided to Genesis SPAC shareholders. The Adjournment Proposal will only be presented to Genesis SPAC shareholders in the absence of a quorum, in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals at the Shareholder Extraordinary General Meeting or to ensure a supplement or amendment to this proxy statement is timely provided to Genesis SPAC shareholders. The purpose of the Adjournment Proposal is to permit further solicitation of proxies and votes that would increase the likelihood of obtaining a favorable vote on the proposals presented at the Shareholder Extraordinary General Meeting.

The Proposal

To consider and vote upon a proposal to confirm, ratify and approve the adjournment of the Shareholder Extraordinary General Meeting to a later date or dates.

Consequences If the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by Genesis SPAC shareholders, the Genesis SPAC Board may not be able to adjourn the Shareholder Extraordinary General Meeting to a later date in the absence of a quorum, in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more proposals at the Shareholder Extraordinary General Meeting or to ensure a supplement or amendment to this proxy statement is timely provided to Genesis SPAC shareholders.

Vote Required for Approval

The Adjournment Proposal requires approval by an ordinary resolution under Cayman Islands law, meaning it will be approved only if at least a majority of the votes cast by holders of the issued and outstanding Genesis SPAC Ordinary Shares represented in person via the virtual meeting platform or by proxy and entitled to vote thereon at the Shareholder Extraordinary General Meeting vote “FOR” the Adjournment Proposal. Failure to vote by proxy or to vote in person via the virtual meeting platform at the Shareholder Extraordinary General Meeting, abstentions and broker non-votes will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Adjournment Proposal. Genesis Sponsor has agreed to vote the Genesis SPAC Ordinary Shares it owns in favor of the Adjournment Proposal. As of the record date, Genesis Sponsor owns approximately 91.3% of the issued and outstanding Genesis SPAC Ordinary Shares.

Recommendation of the Genesis SPAC Board

THE GENESIS SPAC BOARD UNANIMOUSLY RECOMMENDS THAT GENESIS SPAC SHAREHOLDERS VOTE
“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general discussion of the material U.S. federal income tax consequences of the exercise of redemption rights by U.S. Holders (defined below) of Genesis SPAC Public Shares. This discussion is based on provisions of the Code, the Treasury Regulations promulgated thereunder (whether final, temporary, or proposed), administrative rulings of the IRS, and judicial decisions, all as in effect on the date hereof, and all of which are subject to differing interpretations or change, possibly with retroactive effect. This discussion does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences that may apply to a holder as a result of the Business Combination. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular holders nor does it take into account the individual facts and circumstances of any particular holder that may affect the U.S. federal income tax consequences to such holder, and accordingly, is not intended to be, and should not be construed as, tax advice. This discussion does not address the U.S. federal 3.8% Medicare tax imposed on certain net investment income or any aspects of U.S. federal taxation other than those pertaining to the income tax, nor does it address any tax consequences arising under any U.S. state and local, or non-U.S. tax laws, except as discussed herein, any tax reporting obligations of a holder of Genesis SPAC securities. Holders should consult their own tax advisors regarding such tax consequences in light of their particular circumstances.

No ruling has been requested or will be obtained from the IRS regarding the U.S. federal income tax consequences of the Business Combination or any other related matter; thus, there can be no assurance that the IRS will not challenge the U.S. federal income tax treatment described below or that, if challenged, such treatment will be sustained by a court.

This summary is limited to considerations relevant to U.S. Holders that hold Genesis SPAC securities as “capital assets” within the meaning of section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be important to holders in light of their individual circumstances, including holders subject to special treatment under the U.S. tax laws, such as, for example:

•        banks or other financial institutions, underwriters, or insurance companies;

•        traders in securities who elect to apply a mark-to-market method of accounting;

•        real estate investment trusts and regulated investment companies;

•        tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts;

•        expatriates or former citizens or long-term residents of the United States;

•        subchapter S corporations, partnerships or other pass-through entities or investors in such entities;

•        any holder that is not a U.S. Holder;

•        dealers or traders in securities, commodities or currencies;

•        grantor trusts;

•        persons subject to the alternative minimum tax;

•        U.S. persons whose “functional currency” is not the U.S. dollar;

•        persons who received shares of Genesis SPAC Public Shares through the issuance of restricted stock under an equity incentive plan or through a tax-qualified retirement plan or otherwise as compensation;

•        persons who own (directly or through attribution) 5% or more (by vote or value) of the outstanding Genesis SPAC Public Shares;

•        holders holding Genesis SPAC securities as a position in a “straddle,” as part of a “synthetic security” or “hedge,” as part of a “conversion transaction,” or other integrated investment or risk reduction transaction;

•        controlled foreign corporations, PFICs, or foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation section 1.367(b)-3(b)(1)(ii); or

•        the Sponsor or its affiliates.

As used in this proxy statement/prospectus, the term “U.S. Holder” means a beneficial owner of Genesis SPAC securities that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is classified as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States or any State thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust (i) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If a partnership, including for this purpose any entity or arrangement that is treated as a partnership for U.S. federal income tax purposes, holds Genesis SPAC securities, the U.S. federal income tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. A holder that is a partnership and the partners in such partnership should consult their own tax advisors with regard to the U.S. federal income tax consequences of exercising their redemptions rights.

Because the Genesis SPAC Units will be separated into their component parts immediately prior to the exercise of redemption rights, a beneficial owner of a Genesis SPAC Unit should be treated as the owner of the underlying component Genesis SPAC securities for U.S. federal income tax purposes. The discussion below with respect to Genesis SPAC securities should also apply to holders of Genesis SPAC Units (as the deemed owner of the underlying component Genesis SPAC securities).

THIS SUMMARY DOES NOT PURPORT TO BE A COMPREHENSIVE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE EXERCISING YOUR REDEMPTION RIGHTS. IN ADDITION, THE U.S. FEDERAL INCOME TAX TREATMENT OF THE BENEFICIAL OWNERS OF GENESIS SPAC SECURITIES MAY BE AFFECTED BY MATTERS NOT DISCUSSED HEREIN AND DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. HOLDERS OF GENESIS SPAC SECURITIES SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE PARTICULAR TAX CONSEQUENCES TO THEM, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE, LOCAL, AND OTHER TAX LAWS.

Certain U.S. Federal Income Tax Consequences of Exercising Redemption Rights

In the event that a U.S. Holder elects to redeem its Genesis SPAC Public Shares for cash, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of the Genesis SPAC Public Shares under Section 302 of the Code or is treated as a corporate distribution under Section 301 of the Code with respect to the U.S. Holder. If the redemption qualifies as a sale or exchange of the Genesis SPAC Public Shares, subject to the PFIC rules discussed below “— Passive Foreign Investment Company Status,” the U.S. Holder will be treated as recognizing capital gain or loss equal to the difference between the amount realized on the redemption and such U.S. Holder’s adjusted tax basis in the Genesis SPAC Public Shares surrendered in such redemption transaction. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Genesis SPAC Public Shares redeemed exceeds one year. It is unclear, however, whether the redemption rights with respect to the Genesis SPAC Public Shares may suspend the running of the applicable holding period for this purpose. Long-term capital gain realized by a non-corporate U.S. Holders is currently taxed at a reduced rate. The deductibility of capital losses is subject to limitations.

If the redemption does not qualify as a sale or exchange of Genesis SPAC Public Shares, subject to the PFIC rules discussed below “— Passive Foreign Investment Company Status,” the U.S. Holder will be treated as receiving a corporate distribution. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from Genesis SPAC’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Genesis SPAC Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Genesis SPAC Public Shares. Dividends paid to a U.S. Holder that is a taxable corporation generally will not be eligible for the dividends received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, dividends paid to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. However, it is unclear whether the redemption rights with respect to the Genesis SPAC Public Shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Whether a redemption qualifies for sale or exchange treatment will depend largely on the total number of Genesis SPAC Public Shares treated as held by the U.S. Holder (including any Genesis SPAC Public Shares constructively owned by the U.S. Holder as a result of owning Genesis SPAC Public Warrants or Genesis SPAC Rights) relative to all of the Genesis SPAC Public Shares outstanding both before and after the redemption. The redemption of Genesis SPAC Public Shares generally will be treated as a sale or exchange of the Genesis SPAC Public Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in Genesis SPAC or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only Genesis SPAC Public Shares actually owned by the U.S. Holder, but also Genesis SPAC Public Shares that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Genesis SPAC Public Shares which could be acquired pursuant to the exercise of the Genesis SPAC Public Warrants or Genesis SPAC Rights. In order to meet the substantially disproportionate test, (i) the percentage of Genesis SPAC’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Genesis SPAC Public Shares must be less than 80% of the percentage of Genesis SPAC’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption, (ii) the U.S. Holder’s percentage ownership (including constructive ownership) of Genesis SPAC’s outstanding stock (both voting and nonvoting) immediately after the redemption must be less than 80% of such percentage ownership (including constructive ownership) immediately before the redemption; and (iii) the U.S. Holder must own (including constructive ownership), immediately after the redemption, less than 50% of the total combined voting power of all classes of Genesis SPAC stock entitled to vote. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the Genesis SPAC Public Shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the Genesis SPAC Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other Genesis SPAC Public Shares. The redemption of the Genesis SPAC Public Shares will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in Genesis SPAC. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in Genesis SPAC will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution. After the application of those rules regarding corporate distributions, any remaining tax basis of the U.S. Holder in the redeemed Genesis SPAC Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining Genesis SPAC Public Shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its Genesis SPAC Public Warrants or possibly in other Genesis SPAC Public Shares constructively owned by it. Shareholders who hold different blocks of Genesis SPAC Public Shares (generally, shares of Genesis SPAC purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

All U.S. Holders are urged to consult their tax advisors as to the tax consequences to them of a redemption of all or a portion of their Genesis SPAC Public Shares pursuant to an exercise of redemption rights.

Passive Foreign Investment Company Status

A.      Definition and General Taxation of a PFIC

A non-U.S. corporation will be classified as a PFIC for any taxable year (a) if at least 75% of its gross income consists of passive income, such as dividends, interest, rents and royalties (except for rents and royalties earned in the active conduct of a trade or business), and gains on the disposition of property that produces such income, or (b) if at least 50% of the fair market value of its assets (determined on the basis of a quarterly average) is attributable to assets that produce, or are held for the production of, passive income (including for these purposes its pro rata share of the gross income and assets of any corporation (and, if certain proposed Treasury Regulations are applied, partnerships) in which it is considered to own at least 25% of the interest, by value). The determination of whether a foreign corporation is a PFIC is made annually. Our U.S. counsel expresses no opinion with respect to our PFIC status for any taxable year.

If Genesis SPAC is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of Genesis SPAC securities and, in the case of Genesis SPAC Public Shares, the U.S. Holder did not make either (a) a timely qualified election fund (“QEF”) election under Section 1295 of the Code for Genesis SPAC’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Genesis SPAC Public Shares or (b) a QEF election along with a “purging election,” both of which are discussed further below, such holder generally will be subject to special rules with respect to:

•        any gain recognized by the U.S. Holder on the sale or other disposition of Genesis SPAC securities; and

•        any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Genesis SPAC Public Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Genesis SPAC Public Shares).

Under these rules,

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Genesis SPAC securities;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of Genesis SPAC’s first taxable year in which it qualified as a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•        the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the U.S. Holder.

In general, if Genesis SPAC is determined to be a PFIC, a U.S. Holder may avoid the PFIC tax consequences described above with respect to its Genesis SPAC Public Shares by making a timely QEF election (or a QEF election along with a purging election), as described below. Pursuant to the QEF election, a U.S. Holder will be required to include in income its pro rata share of Genesis SPAC’s net capital gain (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, whether or not distributed, in the taxable year of the U.S. Holder in which or with which Genesis SPAC’s taxable year ends.

B.    Impact of PFIC Rules on Certain U.S. Holders

The impact of the PFIC rules on a U.S. Holder of Genesis SPAC securities will depend on whether the U.S. Holder has made a timely and effective election to treat Genesis SPAC as a QEF, for Genesis SPAC’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Genesis SPAC Public Shares, or if the U.S. Holder made an effective QEF election along with a “purging election,” as discussed below. A U.S. Holder’s ability to make an effective QEF election with respect to Genesis SPAC is contingent upon, among other things, the provision by Genesis SPAC of certain information that would enable the U.S. Holder to make and maintain a QEF election. If Genesis SPAC determines it is a PFIC for any taxable year, it will endeavor to provide to a U.S. Holder upon request such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election. However, there is no assurance that Genesis SPAC will have timely knowledge of its status as a PFIC in the future or of the required information to be provided. A U.S. Holder of a PFIC that made a timely and effective QEF election for Genesis SPAC’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Genesis SPAC Public Shares, or that made a QEF election along with a purging election, as discussed below, is hereinafter referred to as an “Electing Shareholder.” A U.S. Holder of a PFIC that did not make a timely and effective QEF election for Genesis SPAC’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Genesis SPAC Public Shares, or that did not make a QEF election along with a purging election, is hereinafter referred to as a “Non-Electing Shareholder.”

As indicated above, if a U.S. Holder of Genesis SPAC Public Shares has not made a timely and effective QEF election with respect to Genesis SPAC’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Genesis SPAC Public Shares, such U.S. Holder generally may nonetheless qualify as an Electing Shareholder by filing on a timely filed U.S. income tax return (including extensions) a QEF election and a purging election to recognize under the rules of Section 1291 of the Code any gain that it would otherwise recognize if the U.S. Holder sold its Genesis SPAC Public Shares for their fair market value on the “qualification date.” The qualification date is the first day of Genesis SPAC’s tax year in which Genesis SPAC qualifies as a QEF with respect to such U.S. Holder. The purging election can only be made if such U.S. Holder held Genesis SPAC Public Shares on the qualification date. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the U.S. Holder will increase the adjusted tax basis in its Genesis SPAC Public Shares by the amount of the gain recognized and will also have a new holding period in the Genesis SPAC Public Shares for purposes of the PFIC rules.

A U.S. Holder may not make a QEF election with respect to its Genesis SPAC Public Warrants. As a result, if a U.S. Holder of Genesis SPAC Public Warrants sells or otherwise disposes of such rights, any gain recognized will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if Genesis SPAC were a PFIC at any time during the period the U.S. Holder held the Genesis SPAC Public Warrants.

U.S. Holders that hold (or are deemed to hold) stock of a foreign corporation that qualifies as a PFIC may instead elect to annually mark such stock to its market value if such stock is regularly traded on a national securities exchange that is registered with the SEC or certain foreign exchanges or markets of which the IRS has approved (a “mark-to-market election”). The Nasdaq Stock Market currently is considered to be an exchange that would allow a U.S. Holder to make a mark-to-market election.

The rules dealing with PFICs and with the QEF election and purging election (or a mark-to-market election) are very complex and are affected by various factors in addition to those described above. Accordingly, a U.S. Holder of Genesis SPAC securities should consult its own tax advisor concerning the application of the PFIC rules to such securities under such holder’s particular circumstances.

Information Reporting and Backup Withholding

Information reporting requirements will apply to redemptions from U.S. Holders of Genesis SPAC Public Shares. Backup withholding may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent of the U.S. Holder’s broker) or is otherwise subject to backup withholding. U.S. Holders should consult their own tax advisors regarding the application of the U.S. information reporting and backup withholding rules.

Backup withholding is not an additional tax. Amounts withheld as backup withholding generally may be credited against the taxpayer’s U.S. federal income tax liability, and a taxpayer may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for a refund with the IRS and furnishing any required information.

The preceding discussion of U.S. federal tax considerations is for general information purposes only. It is not tax advice to holders of Genesis SPAC Public Shares or Genesis SPAC Public Warrants. Each such holder should consult its own tax advisor regarding the particular U.S. federal, state and local, and non-U.S. tax considerations of purchasing, holding, and disposing of Genesis SPAC Public Shares or Genesis SPAC Public Warrants, including the consequences of any proposed change in applicable law.

CAYMAN ISLANDS TAX CONSIDERATIONS

The following is a discussion of certain Cayman Islands tax consequences of an investment in our ordinary shares. The discussion is a general summary of present law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any investor’s particular circumstances and does not consider tax consequences other than those arising under Cayman Law.

Under Existing Cayman Law

Payments of dividends and capital in respect of our ordinary shares will not be subject to taxation in the Cayman Islands and no withholding will be required on the payment of interest and principal or a dividend or capital to any holder of ordinary shares, as the case may be, nor will gains derived from the disposal of our ordinary shares be subject to Cayman Islands income or corporation tax. The Cayman Islands currently have no income, corporation or capital gains tax and no estate duty, inheritance tax or gift tax.

No stamp duty is payable in respect of the issuance of our ordinary shares or on an instrument of transfer in respect of an ordinary share.

We have been incorporated under the laws of the Cayman Islands as an exempted company with limited liability and, as such, have obtained an undertaking from the Financial Secretary of the Cayman Islands in the following form:

The Tax Concessions Act Undertaking As To Tax Concessions

In accordance with the Tax Concessions Act the following undertaking is hereby given to the Company:

•        That no Act which is hereafter enacted in the Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to the Company or its operations; and

•        In addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable

•        on or in respect of the shares, debentures or other obligations of the Company; or

•        by way of the withholding in whole or in part of any relevant payment as defined in the Tax Concessions Act.

These concessions shall be for a period of TWENTY years from the date of the undertaking.

SHARES ELIGIBLE FOR FUTURE SALE

All of our outstanding Public Shares are freely tradable without restriction or further registration under the Securities Act, except for any ordinary shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. All of the outstanding Founder Shares and all of the outstanding Genesis SPAC Private Placement Warrants are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering.

Rule 144

Pursuant to Rule 144 under the Securities Act (“Rule 144”), a person who has beneficially owned restricted Post-Combination Ordinary Shares (including, in each case, any ADS issued against the deposit of any Post-Combination Ordinary Shares), for at least six months would be entitled to sell their securities; provided that (i) such person is not deemed to have been one of the Post-Combination Company’s affiliates at the time of, or at any time during the three months preceding, a sale and (ii) the Post-Combination Company is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as it was required to file reports) preceding the sale.

Persons who have beneficially owned restricted Post-Combination Ordinary Shares (including, in each case, any ADS issued against the deposit of any Post-Combination Ordinary Shares) for at least six months but who are Post-Combination Company affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

•        1% of the then outstanding equity shares of the same class; or

•        the average weekly trading volume of the applicable Post-Combination Company AD security of the same class during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales by affiliates of the Post-Combination Company under Rule 144 are also subject to certain requirements relating to manner of sale, notice and the availability of current public information about the Post-Combination Company.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•        the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•        the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•        the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials); and

•        at least one year has elapsed from the time that the issuer filed Form 20-F type information with the SEC, which is expected to be filed promptly after completion of the Business Combination, reflecting its status as an entity that is not a shell company.

SHAREHOLDER COMMUNICATIONS

Shareholders and interested parties may communicate with the Genesis SPAC Board, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Genesis Growth Tech Acquisition Corp., Bahnhofstrasse 3, Hergiswil Nidwalden, Switzerland. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

EXPERTS

The financial statements of Genesis Growth Tech Acquisition Corp. as of December 31, 2022 and for the period from March 17, 2021 (inception) through December 31, 2022 appearing in this proxy statement have been audited by MaloneBailey, LLP, independent registered public accounting firm, as set forth in their report thereon (which contains an explanatory paragraph relating to substantial doubt about the ability of Genesis Growth Tech Acquisition Corp. to continue as a going concern as described in Note 1 to the financial statements), appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Genesis SPAC and service providers that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Genesis SPAC’s proxy statement. Upon written or oral request, Genesis SPAC will deliver a separate copy of the proxy statement to any shareholder at a shared address to which a single copy of such document was delivered and who wishes to receive separate copies of such document. Shareholders receiving multiple copies of such document may likewise request that Genesis SPAC delivers single copies of such document in the future. Shareholders may notify Genesis SPAC of their requests by writing or calling Genesis SPAC at its principal place of business at Bahnhofstrasse 3, Hergiswil Nidwalden, Switzerland or +41 78 607 99 01.

ENFORCEABILITY OF CIVIL LIABILITY

The Cayman Islands has a different body of securities laws as compared to the United States and provides less protection to investors. Additionally, Cayman Islands companies may not have standing to sue before the Federal courts of the United States.

We have been advised by Conyers Dill & Pearman LLP, our Cayman Islands legal counsel, that the courts of the Cayman Islands are unlikely (i) to recognize or enforce against us judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) in original actions brought in the Cayman Islands, to impose liabilities against us predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. The Cayman Islands court will not enforce criminal fines and tax judgments and judgments that are contrary to Cayman Islands public policy. However, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, and or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A Cayman Islands court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.

TRANSFER AGENT AND REGISTRAR

The registrar and transfer agent for Genesis SPAC Ordinary Shares is Continental Stock Transfer & Trust Company, a New York limited purpose trust company.

WHERE YOU CAN FIND MORE INFORMATION

Genesis SPAC files annual, quarterly and current reports, proxy statement and other information with the SEC required by the Exchange Act. Genesis SPAC’s public filings are available to the public from the SEC’s website at www.sec.gov. You may request a copy of Genesis SPAC’s filings with the SEC (excluding exhibits) at no cost by contacting Genesis SPAC at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Genesis SPAC’s other filings with the SEC (excluding exhibits) or if you have questions about the Business Combination or the proposals to be presented at the Shareholder Extraordinary General Meeting, you should contact Genesis SPAC at the following address and telephone number:

Genesis Growth Tech Acquisition Corp.
Bahnhofstrasse 3
Hergiswil Nidwalden, Switzerland
+41 78 607 99 01

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Genesis SPAC’s proxy solicitation agent at the following address and telephone number:

[    ]

Individuals, please call toll-free:
Banks and brokerage, please call:
Email:

You will not be charged for any of the documents you request. If your Genesis SPAC Ordinary Shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a Genesis SPAC shareholder and would like to request documents, please do so by [    ], 2024, or five business days prior to the Shareholder Extraordinary General Meeting, in order to receive them before the Shareholder Extraordinary General Meeting. If you request any documents from Genesis SPAC, such documents will be mailed to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating to Genesis SPAC has been supplied by Genesis SPAC, and all such information relating to Genesis Sponsor has been supplied by Genesis Sponsor. Information provided by either Genesis SPAC or Genesis Sponsor does not constitute any representation, estimate or projection of any other party. This document is a proxy statement of Genesis SPAC for the Shareholder Extraordinary General Meeting. Genesis SPAC and Genesis Sponsor have not authorized anyone to give any information or make any representation about the Business Combination or the parties thereto, including Genesis SPAC, which is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

Report of Independent Registered Public Accounting Firm (PCAOB ID Number 206)	F-22
Balance Sheets as of December 31, 2022 and 2021	F-23
Statements of Operations for the year ended December 31, 2022 and for the period from March 17, 2021 (inception) through December 31, 2021	F-24
Statements of Changes in Shareholders’ Deficit for the year ended December 31, 2022 and for the period from March 17, 2021 (inception) through December 31, 2021	F-25
Statements of Cash Flows for the year ended December 31, 2022 and for the period from March 17, 2021 (inception) through December 31, 2021	F-26
Notes to Financial Statements	F-27

GENESIS GROWTH TECH ACQUISITION CORP.
BALANCE SHEETS
UNAUDITED

	September 30, 2023	December 31, 2022
Assets:
Current assets:
Cash	$—	$—
Due from related party	—	1,200,595
Prepaid expenses	49,970	208,721
Total current assets	49,970	1,409,316

Investments held in Trust Account	1,034,847	262,960,151
Total Assets	$1,084,817	$264,369,467

Liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit:
Current liabilities:
Cash Overdraft	$871	$—
Accounts payable & accrued expenses	2,609,166	2,979,230
Note payable – related party	2,307,717	2,530,000
Deferred underwriting commissions	—	13,915,000
Total Liabilities	4,917,754	19,424,230

Commitments and Contingencies
Class A ordinary shares subject to possible redemption; 81,520 and 25,300,000 shares at redemption value of approximately $14.14 and $10.39 per share at September 30, 2023 and December 31, 2022, respectively	1,152,658	262,860,151

Shareholders’ Deficit:
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued or outstanding	—	—
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; no non-redeemable shares issued or outstanding	—	—
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized; 6,325,000 shares issued and outstanding	633	633
Additional paid-in capital	—	—
Accumulated deficit	(4,986,226)	(17,915,547)
Total shareholders’ deficit	(4,985,595)	(17,914,914)
Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit	$1,084,817	$264,369,467

The accompanying notes are an integral part of these unaudited financial statements.

GENESIS GROWTH TECH ACQUISITION CORP.
UNAUDITED STATEMENTS OF OPERATIONS

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
General and administrative expenses	$294,748	$1,101,589	$677,870	$1,685,963
General and administrative expenses – related party	30,000	30,000	90,000	90,000
Loss from operations	(324,748)	(1,131,589)	(767,870)	(1,775,963)

Other income:
Paid-in-kind interest income on investments held in Trust Account	15,402	1,136,330	1,646,715	1,489,289
Total other income	15,402	1,136,330	1,646,715	1,489,289

Net (loss) income	$(309,346)	$4,741	$878,845	$(286,674)

Weighted average Class A ordinary shares – basic and diluted	94,250	25,300,000	4,990,857	25,300,000
Basic and diluted net (loss) income per share, Class A ordinary shares	$(0.05)	$0.00	$0.08	$(0.01)
Weighted average Class B ordinary shares – basic and diluted	6,325,000	6,325,000	6,325,000	6,325,000
Basic and diluted net (loss) income per share, Class B ordinary shares	$(0.05)	$0.00	$0.08	$(0.01)

The accompanying notes are an integral part of these unaudited financial statements.

GENESIS GROWTH TECH ACQUISITION CORP.
UNAUDITED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023

	Ordinary Shares				Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Class A		Class B
	Shares	Amount	Shares	Amount
Balance – December 31, 2022	—	$—	6,325,000	$633	$—	$(17,915,547)	$(17,914,914)
Waiver of deferred underwriting fee	—	—	—	—	—	13,915,000	13,915,000
Increase in redemption value of Class A ordinary shares subject to possible redemption	—	—	—	—	—	(1,616,602)	(1,616,602)
Net income	—	—	—	—	—	1,352,593	1,352,593
Balance – March 31, 2023	—	—	6,325,000	633	—	(4,264,556)	(4,263,923)
Increase in redemption value of Class A ordinary shares subject to possible redemption	—	—	—	—	—	(140,505)	(140,505)
Net loss	—	—	—	—	—	(164,402)	(164,402)
Balance – June 30, 2023	—	—	6,325,000	633	—	(4,569,463)	(4,568,830)
Increase in redemption value of Class A ordinary shares subject to possible redemption	—	—	—	—	—	(107,419)	(107,419)
Net loss	—	—	—	—	—	(309,346)	(309,346)
Balance – September 30, 2023	—	$—	6,325,000	$633	$—	$(4,986,228)	$(4,985,595)

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022

	Ordinary Shares				Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Class A		Class B
	Shares	Amount	Shares	Amount
Balance – December 31, 2021	—	$—	6,325,000	$633	$—	$(12,188,269)	$(12,187,636)
Net loss	—	—	—	—	—	(206,237)	(206,237)
Balance – March 31, 2022 (unaudited)	—	—	6,325,000	633	—	(12,394,506)	(12,393,873)
Increase in redemption value of Class A ordinary shares subject to possible redemption	—	—	—	—	—	(253,637)	(253,637)
Net loss	—	—	—	—	—	(85,178)	(85,178)
Balance – June 30, 2022 (unaudited)	—	—	6,325,000	633	—	(12,733,321)	(12,732,688)
Increase in redemption value of Class A ordinary shares subject to possible redemption	—	—	—	—	—	(1,136,330)	(1,136,330)
Net income	—	—	—	—	—	4,741	4,741
Balance – September 30, 2022 (unaudited)	—	$—	6,325,000	$633	$—	$(13,864,910)	$(13,864,277)

The accompanying notes are an integral part of these unaudited financial statements.

GENESIS GROWTH TECH ACQUISITION CORP.
UNAUDITED STATEMENTS OF CASH FLOWS

	For the Nine Months Ended September 30,
	2023	2022
Cash Flows from Operating Activities:
Net income (loss)	$878,845	$(286,674)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Paid-in-kind interest income on investments held in Trust Account	(1,646,715)	(1,489,289)
Changes in operating assets:
Cash overdraft	871	—
Prepaid expenses	158,751	(139,428)
Accounts payable & accrued expenses	(370,064)	1,059,673
Net cash used in operating activities	(978,312)	(855,718)

Cash Flows from Investing Activities:
Due from related party	1,200,595	986,995
Cash withdrawn from Trust Account in connection with redemption	263,572,019	—
Net cash provided by investing activities	264,772,614	986,995

Cash Flows from Financing Activities:
Repayment of note payable to related party	(530,000)	(228,077)
Proceeds from note payable to related party	307,717	—
Offering costs	—	96,800
Redemption of ordinary shares	(263,572,019)	—
Net cash used in financing activities	(263,794,302)	(131,277)

Net change in cash	—	—
Cash – beginning of the period	—	—
Cash – end of the period	$—	$—

Supplemental disclosure of noncash financing activities:
Waiver of deferred underwriting fee	$13,915,000	$—
Accretion of common share subject to redemption	$1,864,526	$1,389,967

The accompanying notes are an integral part of these unaudited financial statements.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN

Genesis Growth Tech Acquisition Corp. (the “Company”) was incorporated as a Cayman Islands exempted company on March 17, 2021. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

As of September 30, 2023, the Company had not commenced any operations. All activity for the period from March 17, 2021 (inception) through September 30, 2023, relates to the Company’s formation and the initial public offering (the “Initial Public Offering”) described below, and, subsequent to the Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company generates non-operating income from the proceeds derived from the Initial Public Offering and placed in a Trust Account (as defined below).

The Company’s sponsor is Genesis Growth Tech LLC, a Cayman Islands limited liability company (the “Sponsor”). The registration statement for the Company’s Initial Public Offering was declared effective on December 8, 2021. On December 13, 2021, the Company consummated its Initial Public Offering of 22,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $220.0 million and incurring offering costs of approximately $19.0 million, of which $12.1 million was for deferred underwriting fees for costs relating to the Initial Public Offering. The Company granted the underwriters a 45-day option to purchase up to an additional 3,300,000 Units at the Initial Public Offering price to cover over-allotments. On December 21, 2021, the underwriters pursuant to the full exercise of the over-allotment option, purchased 3,300,000 Units. The over-allotment units were sold at the offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $33.0 million. The Company incurred additional offering costs of approximately $2.1 million in connection with the over-allotment, of which approximately $1.8 million was for deferred underwriting commissions (see Note 5). On January 26, 2023, Nomura Securities International, Inc. (“Nomura”) the underwriter for the initial public offering of the Company, pursuant to a letter dated as of the same date, waived its entitlement to the payment of the deferred underwriting discount then payable to Nomura in connection with the Initial Public Offering and pursuant to the prior underwriting agreement between Nomura and the Company dated December 8, 2021. Other than such waiver, the letter did not waive any rights or obligations of the Company or Nomura which survive the termination of the underwriting agreement.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the private placement (“Private Placement”) of 8,050,000 warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”), at a price of $1.00 per Private Placement Warrant to the Sponsor, generating proceeds of approximately $8.1 million. In connection with the full exercise of the over-allotment option on December 21, 2021, the Sponsor purchased an additional 825,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant, generating additional gross proceeds to the Company of $825,000 (Note 4).

Upon the closing of the Initial Public Offering, the over-allotment and the Private Placement, $253 million (or $10.00 per Unit) of the net proceeds of the sale of the Units in the Initial Public Offering, the over-allotment and the Private Placement Warrants in the Private Placement were placed in a trust account (“Trust Account”), located in the United States, with Continental Stock Transfer & Trust Company acting as trustee, and will invest only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. Except with respect to interest and other income earned on the funds held in the Trust Account that may be released to the Company to pay taxes, if any, and up to $100,000 for dissolution costs, the proceeds from the Initial Public Offering, the over-allotment and the sale of the Private Placement Warrants will not be released from the Trust Account until the earliest of (i) the completion of an initial Business Combination, (ii) the redemption of the Company’s public shares if the Company does not complete an

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (cont.)

initial Business Combination within the Combination Period (as defined below), subject to applicable law, or (iii) the redemption of the Company’s Public Shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering, the over-allotment and the sale of Private Placement Warrants. Although substantially all of the net proceeds are intended to be applied generally towards consummating a Business Combination, there is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the interest and other income earned on the Trust Account) at the time of signing a definitive agreement in connection with the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide holders (the “Public Shareholders”) of its Public Shares, with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a general meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem all or a portion of their Public Shares upon the completion of the initial Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial Business Combination, including interest and other income earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s income taxes, if any, divided by the number of the then-outstanding Public Shares, subject to the limitations described herein. As of September 30, 2023, the amount in the Trust Account was approximately $14.14 per Public Share.

All of the Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the liquidation, if there is a shareholder vote or tender offer in connection with the initial Business Combination and in connection with certain amendments to the Company’s memorandum and articles of association then in existence. In accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity” (“ASC 480”), paragraph 10-S99, redemption provisions not solely within the control of a company require ordinary shares subject to redemption to be classified outside of permanent equity. Accordingly, all of the Public Shares are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet. Given that the Public Shares were issued with other freestanding instruments (i.e., public warrants), the initial carrying value of Class A ordinary shares classified as temporary equity was the allocated amount of the proceeds. If it is probable that the equity instrument will become redeemable, the Company has the option to either (i) accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or (ii) recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company will elect to recognize the changes in redemption value immediately. The change in redemption value was recognized as a one-time charge against additional paid-in capital (to the extent available) and accumulated deficit. The Public Shares are redeemable and are classified as such on the balance sheet until such date that a redemption event takes place. Additionally, each Public Shareholder may elect to redeem its Public Shares irrespective of whether it votes for or against the proposed transaction or vote at all. If the Company seeks shareholder approval in connection with a Business Combination, the initial shareholders (as defined below) agreed to vote their Founder Shares (as defined below in Note 4) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (cont.)

Notwithstanding the foregoing, the Company’s second amended and restated memorandum and articles of association (the “Second A&R Articles”) provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined in Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the shares sold in the Initial Public Offering, without the prior consent of the Company.

Pursuant to the terms of the Company’s memorandum and articles of association then existing, in order to extend the period of time to consummate an initial Business Combination, the Sponsor deposited $2,530,000 into the Trust Account on December 9, 2022, for a three-month extension expiring on March 13, 2023. On February 22, 2023, the shareholders approved an amendment to the amended and restated memorandum and articles of association to extend the deadline to complete an initial Business Combination from March 13, 2023 to September 13, 2023 (the “Extension Amendment Proposal”). The Company has until 21 months from the closing of the Initial Public Offering, or September 13, 2023 (the “Combination Period”), to consummate the initial Business Combination. If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest and other income earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In connection with the Extension Amendment Proposal, shareholders elected to redeem 25,198,961 Class A ordinary shares in the Company, representing approximately 99.6% of the issued and outstanding Class A ordinary shares in the Company, for a pro rata portion of the funds in the Company’s trust account. As a result, $263,325,414 (approximately $10.45 per share) was debited from the Company’s trust account to pay such holders.

The Company’s Sponsor, executive officers, directors and director nominees (the “initial shareholders”) agreed not to propose any amendment to the Second A&R Articles (A) that would modify the substance or timing of the Company’s obligation to provide holders of the Class A ordinary shares the right to have their shares redeemed in connection with the Company’s initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination by September 13, 2023 or (B) with respect to any other provision relating to the rights of holders of the Class A ordinary shares, unless the Company provides the Public Shareholders with the opportunity to redeem their Class A ordinary shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest and other income earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, divided by the number of the then-outstanding Public Shares.

The Sponsor, officers and directors agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial shareholders or members of the Company’s management team acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriter agreed to waive their rights to their deferred underwriting commission (see Note 5) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amount will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be only $10.00 per share initially held in the Trust Account. In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (cont.)

the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered accounting firm), prospective target businesses or other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

On August 31, 2023, GGAA held a second extraordinary general meeting of shareholders at which holders of 5,883,786 ordinary shares in the Company were present virtually or by proxy, representing approximately 92% of the voting power of the 6,426,039 ordinary shares issued and outstanding entitled to vote at the Extraordinary General Meeting at the close of business on August 7, 2023, which was the record date for the Extraordinary General Meeting. In connection with the Second Extension Amendment Proposal, Shareholders holding an aggregate of 19,519 Class A ordinary shares of GGAA, representing approximately 0.3% of the issued and outstanding Class A ordinary shares in GGAA, elected to redeem such shares for a pro rata portion of the funds in GGAA’s trust account. As a result, approximately $246,605.40 (approximately $12.63 per share) was debited from the Company’s trust account to pay such holders. At this meeting shareholders of the Company also proposed and approved an additional extension proposal extending the timeline in which the Company can consummate a business combination from September 13, 2023 to December 13, 2024.

Proposed Business Combination and Termination

On August 22, 2022, the Company, and Biolog-ID, a société anonyme organized under the laws of France (“Biolog-id”), signed a memorandum of understanding (the “MoU”) with respect to the contemplated merger of the Company with and into Biolog-id (the “Biolog Merger”) with Biolog-id as the continuing company following closing of the Merger and related transactions pursuant to the Business Combination Agreement in the form attached to the MoU. Under French law, no commitment with respect to the proposed Biolog Merger could be agreed prior to Biolog-id completing the consultation process with its social and economic committee (comité social et économique) (the “Works Council”). Biolog-id completed the Works Council consultation process and on August 26, 2022, the Company and Biolog-id entered into a Business Combination Agreement (the “BCA”).

By virtue of the Biolog-id Merger, each Company ordinary share issued and outstanding immediately prior to the effective time of the Biolog Merger (after giving effect to specified events) would be automatically cancelled and extinguished and exchanged for a number of ordinary shares of Biolog-id (received in the form of American Depositary Shares), as determined in accordance with the exchange ratio described in the BCA.

Effective March 6, 2023 and in accordance with Section 7.1(a) of the BCA, the Company and Biolog-id mutually agreed to terminate the BCA, pursuant to a termination agreement by and between the Company and Biolog-id (the “Termination Agreement”). Under the Termination Agreement, the Company waived and released all claims, obligations, liabilities and losses against Biolog-id and its Company Non-Party Affiliates (as defined therein), and Biolog-id waived and released all claims, obligations, liabilities and losses against the Company and its SPAC Non-Party Affiliates (as defined therein), arising or resulting from or relating to, directly or indirectly, the BCA, any other transaction documents, any of the transactions contemplated by the BCA or any other transaction documents, except for any terms, provisions, rights or obligations that expressly survive the termination of the BCA or set forth in the Termination Agreement.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (cont.)

Going Concern Consideration

As of September 30, 2023, the Company had a working capital deficit of approximately $4.8 million.

The Company’s liquidity needs prior to the consummation of the Initial Public Offering were satisfied through the payment of $25,000 from the Sponsor to cover certain expenses on behalf of the Company in exchange for issuance of Founder Shares (as defined in Note 4) and a loan from the Sponsor of approximately $453,000 under the Note (as defined in Note 4). Subsequent to the consummation of the Initial Public Offering, the Company’s liquidity has been satisfied through the net proceeds from the consummation of the Initial Public Offering and the Private Placement Warrants held outside of the Trust Account.

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, members of the Company’s founding team or any of their affiliates may, but are not obligated to, loan the Company funds under the Working Capital Loans (as defined and described in Note 4) as needed.

However, in connection with the Company’s assessment of going concern considerations in accordance with FASB Accounting Standards Update (“ASU”) No. 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the Company’s liquidity needs, mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after December 13, 2024. The unaudited financial statements do not include any adjustment that might be necessary if the Company is unable to continue as a going concern.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and pursuant to the rules and regulations of the SEC. Accordingly, certain disclosures included in the annual financial statements have been or omitted from these financial statements as they are not required for interim financial statements under U.S. GAAP and the rules of the SEC. In the opinion of management, the accompanying unaudited financial statements reflect all adjustments, which include only normal recurring adjustments necessary for the fair statement of the balances and results for the periods presented. Operating results for the three and nine months ended September 30, 2023 are not necessarily indicative of the results that may be expected through December 31, 2023.

The accompanying unaudited financial statements should be read in conjunction with the audited financial statements and notes thereto included in the Annual Report on Form 10-K filed by the Company with the SEC on June 20, 2023. The financial information as of December 31, 2022, is derived from the audited financial statements presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on June 20, 2023.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make the comparison of the Company’s unaudited financial statements with those of another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of unaudited financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the unaudited financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of September 30, 2023 and December 30, 2022, the Company had $0 in cash held in an operating bank account.

Investments Held in Trust Account

The Company’s portfolio of investments held in the Trust Account is comprised of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities and generally have a readily determinable fair value, or a combination thereof. When the Company’s investments held in the Trust Account are comprised of U.S. government securities, the investments are classified as trading securities. When the Company’s investments held in the Trust Account are comprised of money market funds, the investments are recognized at fair value. Trading securities and investments in money market funds are presented on the balance sheets at fair value at the end of each reporting period. Interest is received through the issuance of additional U.S. government treasury obligations and recorded as paid-in-kind interest income in the accompanying statements of operations. The estimated fair values of investments held in the Trust Account are determined using available market information. The balance shown in the Trust Account at September 30, 2023 and December 31, 2022 is inclusive of $0 and $2,530,000 in cash deposits related to an extension payment from Sponsor, respectively.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurements,” equal or approximate the carrying amounts represented in the balance sheets, primarily due to their short-term nature.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers consist of:

•        Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•        Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•        Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Derivative Financial Instruments

The Company evaluates its equity-linked financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). For derivative financial instruments that are classified as liabilities, the derivative instrument is initially recognized at fair value with subsequent changes in fair value recognized in the statements of operations each reporting period.

The Company accounted for the 12,650,000 warrants included in the Units sold in the Initial Public Offering and the 8,875,000 Private Placement Warrants in accordance with the guidance contained in ASC 815. Such guidance provides that the warrants described above are not precluded from equity classification. Equity-classified contracts are initially measured at fair value (or allocated value). Subsequent changes in fair value are not recognized as long as the contracts continue to be classified in equity.

Offering Costs Associated with the Initial Public Offering

The Company complies with the requirements of FASB ASC 340-10-S99-1. Offering costs consisted of legal, accounting, underwriting commissions and other costs incurred through the Initial Public Offering that were directly related to the Initial Public Offering. Deferred underwriting commissions are classified as non-current liabilities as their liquidation is not reasonably expected to require the use of current assets or require the creation of current liabilities.

Class A Ordinary Shares Subject to Possible Redemption

The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC 480. Class A ordinary shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Conditionally redeemable Class A ordinary shares (including Class A ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, Class A ordinary shares are classified as shareholders’ deficit. The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of its control and subject to the

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

occurrence of uncertain future events. In connection with the Extension Amendment Proposal, shareholders elected to redeem 25,198,961 Class A ordinary shares in the Company, representing approximately 99.6% of the issued and outstanding Class A ordinary shares in the Company, for a pro rata portion of the funds in the Company’s trust account. As a result, $263,325,414 (approximately $10.45 per share) was debited from the Company’s trust account to pay such holders. Accordingly, as of September 30, 2023 and December 31, 2022, 101,039 and 25,300,000 Class A ordinary shares subject to possible redemption, respectively are presented as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheets.

On August 31, 2023, GGAA held a second extraordinary general meeting of shareholders at which holders of 5,883,786 ordinary shares in the Company were present virtually or by proxy, representing approximately 92% of the voting power of the 6,426,039 ordinary shares issued and outstanding entitled to vote at the Extraordinary General Meeting at the close of business on August 7, 2023, which was the record date for the Extraordinary General Meeting. In connection with the Second Extension Amendment Proposal, Shareholders holding an aggregate of 19,519 Class A ordinary shares of GGAA, representing approximately 0.3% of the issued and outstanding Class A ordinary shares in GGAA, elected to redeem such shares for a pro rata portion of the funds in GGAA’s trust account. As a result, approximately $246,605.40 (approximately $12.63 per share) was debited from the Company’s trust account to pay such holders.

Under ASC 480-10-S99, the Company has to recognize changes in the redemption value immediately as they occur and adjust the carrying value of the security to equal the redemption value at the end of each reporting period. This method would view the end of the reporting period as if it were also the redemption date for the security. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount. The change in the carrying value of redeemable shares of Class A ordinary shares is treated as a deemed dividend, which results in charges against additional paid-in capital and accumulated deficit.

The Class A ordinary shares subject to possible redemption reflected on the accompanying balance sheets are reconciled on the following table:

Class A ordinary shares subject to possible redemption as of December 31, 2022	262,860,151
Less:
Redemption of ordinary shares	(236,572,019)
Plus:
Increase in redemption value of Class A ordinary shares subject to possible redemption	1,864,526
Class A ordinary shares subject to possible redemption as of September 30, 2023	$1,152,658

Net Income (Loss) per Ordinary Share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” The Company has two classes of shares, which are referred to as Class A ordinary shares and Class B ordinary shares. Income and losses are shared pro rata between the two classes of shares, which assumes a business combination as the most likely outcome. Net income (loss) per ordinary share is calculated by dividing the net income (loss) by the weighted average number of ordinary shares outstanding for the respective period.

Net income (loss) per ordinary share is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding during the period, excluding ordinary shares subject to forfeiture. The calculation of diluted net income (loss) does not consider the effect of the warrants underlying the Units sold in the Initial Public Offering (including the consummation of the Over-allotment) and the private placement warrants to purchase an aggregate of 21,525,000 shares of Class A ordinary shares in the calculation of diluted income (loss) per share, because their inclusion would be anti-dilutive under the treasury stock method.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The tables below present a reconciliation of the numerator and denominator used to compute basic and diluted net income (loss) per share for each class of ordinary shares:

	For the Three Months Ended September 30,
	2023		2022
	Class A	Class B	Class A	Class B
Basic and diluted net (loss) income per ordinary share:
Numerator:
Allocation of net (loss) income	$(4,542)	$(304,804)	$3,792	$948
Denominator:
Basic and diluted weighted average ordinary shares outstanding	94,250	6,325,000	25,300,000	6,325,000
Basic and diluted net (loss) income per ordinary share	$(0.05)	$(0.05)	$0.00	$0.00
	For the Nine Months Ended September 30,
	2023		2022
	Class A	Class B	Class A	Class B
Basic and diluted net (loss) income per ordinary share:
Numerator:
Allocation of net (loss) income	$391,589	$487,256	$(229,339)	$(57,335)
Denominator:
Basic and diluted weighted average ordinary shares outstanding	4,990,857	6,325,000	25,300,000	6,325,000
Basic and diluted net (loss) income per ordinary share	$0.08	$0.08	$(0.01)	$(0.01)

Income Taxes

The Company follows the guidance for accounting for income taxes under FASB ASC 740, “Income Taxes,” which prescribes a recognition threshold and a measurement attribute for the unaudited financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of September 30, 2023 and December 31, 2022. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of September 30, 2023 and December 31, 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States of America. As such, the Company’s tax provision was zero for the period presented. There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman Islands income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s unaudited financial statements. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next 12 months.

Accounting Pronouncements

In June 2022, the FASB issued ASU No. 2022-03, ASC Subtopic 820 “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The ASU amends ASC 820 to clarify that a contractual sales restriction is not considered in measuring an equity security at fair value and to introduce new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value. The ASU applies to both holders

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

and issuers of equity and equity-linked securities measured at fair value. The amendments in this ASU are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. The Company is still evaluating the impact of this pronouncement on the unaudited financial statements.

The Company’s management does not believe that any other recently issued, but not yet effective, accounting standards updates, if currently adopted, would have a material effect on the accompanying unaudited financial statements.

NOTE 3 — INITIAL PUBLIC OFFERING

On December 13, 2021, the Company consummated its Initial Public Offering of 22,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $220.0 million, and incurring offering costs of approximately $19.0 million, of which $12.1 million was for deferred underwriting fees for costs relating to the Initial Public Offering. On December 21, 2021, the underwriters, pursuant to the full exercise of the over-allotment option, purchased 3,300,000 Units. The over-allotment units were sold at the offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $33.0 million. The Company incurred additional offering costs of approximately $2.1 million in connection with the over-allotment, of which approximately $1.8 million was for deferred underwriting commissions (see Note 5).

Each Unit consists of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 6).

NOTE 4 — RELATED PARTY TRANSACTIONS

Founder Shares

On May 26, 2021, the Sponsor paid $25,000, or approximately $0.003 per share, to cover certain expenses in consideration for 7,187,500 Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”). On September 20, 2021, the Sponsor surrendered an aggregate of 1,437,500 Class B ordinary shares to the Company’s capital for no consideration, and on December 8, 2021, the Sponsor effected a share capitalization, resulting in the Sponsor holding an aggregate of 6,325,000 Class B ordinary shares. In December 2021, the Sponsor transferred to Nomura Securities International, Inc. (“Nomura”), the underwriter of the Initial Public Offering, an aggregate of 474,375 Founder Shares at the Sponsor’s original purchase price of $1,500, subject to forfeiture by Nomura if the Initial Public Offering was terminated or if Nomura was not the underwriter of the Initial Public Offering. As a result, the Sponsor holds 5,850,625 Founder Shares and Nomura holds 474,375 Founder Shares. Up to 825,000 Founder Shares were subject to forfeiture to the extent that the over-allotment option is not exercised in full by the underwriter, so that the Founder Shares would represent 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering. On December 21, 2021, the underwriters fully exercised the over-allotment option to purchase an additional 3,300,000 Units. As a result, the 825,000 Founder Shares are no longer subject to forfeiture.

The Company determined that the excess of the fair value of the Founder Shares acquired by Nomura from the Sponsor over the price paid by Nomura should be recognized as an offering cost by the Company in accordance with SEC Staff Accounting Bulletin (“SAB”) Topic 5A, “Expenses of Offerings.” The allocated portion of the additional offering cost associated with the Class A ordinary shares was charged to the carrying value of Class A ordinary shares subject to possible redemption upon the completion of the Initial Public Offering.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 4 — RELATED PARTY TRANSACTIONS (cont.)

Private Placement Warrants

Simultaneously with the closing of the Initial Public Offering, the Company consummated the Private Placement of 8,050,000 Private Placement Warrants, at a price of $1.00 per Private Placement Warrant to the Sponsor, generating proceeds of approximately $8.1 million. In connection with the full exercise of the over-allotment option on December 21, 2021, the Sponsor purchased an additional 825,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant, generating additional gross proceeds to the Company of $800,000, and the remaining $25,000 was a receivable. This receivable amount was offset against the Note (as defined below).

Each warrant is exercisable to purchase one Class A ordinary share at $11.50 per share. A portion of the proceeds from the Private Placement Warrants was added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless.

The Sponsor and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial Business Combination.

Promissory Note — Related Party

The Sponsor agreed to loan the Company up to $500,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note, dated May 26, 2021, and amended on October 26, 2021, (the “Note”). This loan was non-interest bearing and payable on the earlier of March 31, 2022, or the completion of the Initial Public Offering. As of the date of the Initial Public Offering, the Company had borrowed approximately $453,000 under the Note. In December 2021, subsequent to the Initial Public Offering, the Company repaid $200,000 on the Note and also offset the $25,000 receivable related to the Private Placement Warrants against the Note. As a result, as of December 31, 2021, the Company had approximately $228,000 outstanding on the Note, which was due upon demand. In March 2022, the Company repaid the remaining balance of the Note to the Sponsor. As of September 30, 2023, the Company had no outstanding balance under the Note.

On December 9, 2022, in connection with the extension of the deadline for the Company to complete its initial business combination to March 13, 2023, the Sponsor funded an extension payment for $2,530,000 into the Trust Account. This amount is non-interest bearing and payable on the completion of the Business Combination. The funds were deposited directly into the trust account. As of September 30, 2023 and December 31, 2022 the balance of the loan was $2,307,717 and $2,530,000, respectively.

Working Capital Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors, may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to it. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post Business Combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of September 30, 2023 and December 31, 2022, the Company had no borrowings under the Working Capital Loans.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 4 — RELATED PARTY TRANSACTIONS (cont.)

Administrative Support Agreement

On December 8, 2021, the Company entered into an agreement with the Sponsor, pursuant to which the Company agreed to reimburse the Sponsor for office space, secretarial and administrative services provided to the Company in the amount of $10,000 per month through the earlier of the consummation of the initial Business Combination and the Company’s liquidation. For the three and nine months ended September 30, 2023, the Company incurred and accrued expenses of $30,000 and $90,000, respectively, under this agreement. For the three and nine months ended September 30, 2022, the Company incurred and accrued expenses of $30,000 and $100,000, respectively, under this agreement. As of September 30, 2023 and December 31, 2022, the Company had an outstanding balance of $10,000 and $130,000 under this agreement, respectively, which is included in “Accounts payable and accrued expenses” on the accompanying balance sheets.

Due from Related Party

On June 20, 2023, the Company was paid the $1,057,397 due from related party as of September 30, 2023, in full and the amount owed to the Company was transferred into the Company’s operating bank account.

As of September 30, 2023 and December 31, 2022, the Company had a balance of $0 and $1,200,595, respectively, due from a related party to support the Company’s operations. The balance was unsecured and non-interest bearing.

NOTE 5 — COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans) are entitled to registration rights pursuant to a registration and shareholder rights agreement signed upon the effective date of the Initial Public Offering. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company’s completion of the initial Business Combination. However, the registration and shareholder rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up periods with respect to such securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriter was entitled to an underwriting discount of $0.10 per Unit, or $2.5 million in the aggregate, paid upon the closing of the Initial Public Offering (including over-allotment). In addition, $0.55 per unit, or $13.9 million in the aggregate, will be payable to the underwriter for deferred underwriting commissions. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. On January 26, 2023, the underwriter agreed to waive their rights to their deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within in the Combination Period and, in such event, such amount will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares.

On January 26, 2023, Nomura Securities International, Inc. (“Nomura”) the underwriter for the initial public offering of the Company, pursuant to a letter dated as of the same date, waived its entitlement to the payment of the deferred underwriting discount then payable to Nomura in connection with the initial public offering and pursuant to the prior underwriting agreement between Nomura and the Company dated December 8, 2021. Other than such waiver, the letter did not waive any rights or obligations of the Company or Nomura which survive the termination of the underwriting agreement.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 5 — COMMITMENTS AND CONTINGENCIES (cont.)

Risks and Uncertainties

Management also continues to evaluate the impact of the volatility and disruptions in the financial markets caused by, among other things, the ongoing conflict in Ukraine, rising interest rates and mounting inflationary cost pressures and recessionary fears. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these unaudited financial statements.

Termination of Previously Planned Merger Agreement

As previously announced, on May 22, 2023, the Company., GGAC Merger Sub, Inc., a Florida corporation and newly formed wholly-owned subsidiary of GGAA (“Merger Sub”); NextTrip Holdings, Inc., a Florida corporation (“NextTrip”); and William Kerby, solely in his capacity as the representative for NextTrip’s shareholders as discussed in the Plan of Merger entered into an Agreement and Plan of Merger (the “Plan of Merger”) with the Company.

The Plan of Merger had contemplated that the Company and NextTrip would engage in a series of transactions pursuant to which, among other transactions, Merger Sub would merge with and into NextTrip, with NextTrip continuing as the surviving entity upon the closing of the transactions contemplated by the Plan of Merger, and becoming a wholly-owned subsidiary of the Company.

Effective as of August 16, 2023 and in accordance with Section 7.1(a) of the Plan of Merger, GGAA and NextTrip mutually agreed to terminate the Plan of Merger, pursuant to the terms of a termination agreement entered into by and between each of the parties to the Plan of Merger (the “Termination Agreement”). Additionally, under the Termination Agreement, each of GGAA, Merger Sub and the Purchaser Representative, released NextTrip, the Seller Representative, and each of their representatives, affiliates, agents and assigns, and each of NextTrip and the Seller Representative released GGAA, Merger Sub, the Purchaser Representative, and each of their representatives, affiliates, agents and assigns, for any claims, causes of action, liabilities or damages, except for certain liabilities that survive the termination pursuant to the terms of the Plan of Merger, or for breaches of the Termination Agreement.

NOTE 6 — SHAREHOLDERS’ DEFICIT

Preference shares — The Company is authorized to issue 5,000,000 preference shares, par value $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of September 30, 2023 and December 31, 2022, there were no preference shares issued or outstanding.

Class A Ordinary shares — The Company is authorized to issue 500,000,000 Class A ordinary shares with a par value of $0.0001 per share. As of September 30, 2023 and December 31, 2022, there were 81,520 and 25,300,000 Class A ordinary shares issued and outstanding, all of which were subject to possible redemption and were classified outside of permanent equity in the accompanying balance sheets, respectively.

Class B Ordinary shares — The Company is authorized to issue 50,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders are entitled to one vote for each Class B ordinary share. As of September 30, 2023 and December 31, 2022, there were 6,325,000 Class B ordinary shares issued and outstanding, which amounts have been retroactively restated to reflect the shares surrender on September 20, 2021, and the share capitalization on December 8, 2021, as discussed in Note 4.

Holders of the Class A ordinary shares and holders of the Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders, except as required by law or stock exchange rule; provided that only holders of the Class B ordinary shares have the right to vote on the appointment of the Company’s directors prior to the initial Business Combination.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 6 — SHAREHOLDERS’ DEFICIT (cont.)

The Class B ordinary shares will automatically convert into Class A ordinary shares (which such Class A ordinary shares delivered upon conversion will not have redemption rights or be entitled to liquidating distributions from the Trust Account if the Company does not consummate an initial Business Combination) at the time of the Company’s initial Business Combination or earlier at the option of the holders thereof at a ratio such that the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of ordinary shares issued and outstanding upon completion of our Initial Public Offering, plus (ii) the total number of Class A ordinary shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A ordinary shares, or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the sponsor, its affiliates or any member of the Company’s management team upon conversion of working capital loans (if any). In no event will the Class B ordinary shares convert into Class A ordinary shares at a rate of less than one-to-one.

Warrants — As of September 30, 2023 and December 31, 2022, 12,650,000 Public Warrants and 8,875,000 Private Placement Warrants were outstanding.

The Public Warrants will become exercisable at $11.50 per share 30 days after the completion of a Business Combination; provided that the Company has an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of the initial Business Combination, the Company will use commercially reasonable efforts to file with the SEC a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants. The Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of the initial Business Combination and to maintain the effectiveness of such registration statement, and a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreements; provided that if the Company’s Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but the Company will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, but the Company will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

The warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The exercise price and number of shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend or recapitalization, reorganization, merger or consolidation. In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and in the case of any such issuance to the Company’s

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 6 — SHAREHOLDERS’ DEFICIT (cont.)

Sponsor or their affiliates, without taking into account any Founder Shares held by the Company’s Sponsor or such affiliates, as applicable, prior to such issuance (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price described below under “Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

Except as described below, the Private Placement Warrants are identical to those of the warrants being sold as part of the Units in the Initial Public Offering. The Private Placement Warrants (including the Class A ordinary shares issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination and they will not be redeemable by the Company. Holders of the Company’s private placement warrants have the option to exercise the Private Placement Warrants on a cashless basis.

Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $18.00

Once the warrants become exercisable, the Company may call the Public Warrants for redemption (except with respect to the Private Placement Warrants):

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon a minimum of 30 days’ prior written notice of redemption; and

•        if, and only if, the closing price of the Class A ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreements. Additionally, in no event will the Company be required to net cash settle any Warrants. If the Company is unable to complete the initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

NOTE 7 — FAIR VALUE MEASUREMENTS

The Company determines the level in the fair value hierarchy within which each fair value measurement falls based on the lowest level input that is significant to the fair value measurement and performs an analysis of the assets and liabilities at each reporting period end.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 7 — FAIR VALUE MEASUREMENTS (cont.)

The following tables present information about the Company’s financial assets that are measured at fair value on a recurring basis by level within the fair value hierarchy:

September 30, 2023

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
Investments held in Trust Account – Money Market Fund	$1,034,847	$—	$—

December 31, 2022

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
Investments held in Trust Account – Money Market Fund(1)	$262,960,151	$—	$—

____________

(1)      This balance includes cash deposited for an extension payment of $2,530,000.

Transfers to/from Levels 1, 2, and 3 are recognized at the beginning of the reporting period. There were no transfers to/from Levels 1, 2, and 3 during the period from March 17, 2021 (inception) through September 30, 2023.

Level 1 assets include investments in money market funds that invest solely in U.S. government securities. The Company uses inputs such as actual trade data, quoted market prices from dealers or brokers, and other similar sources to determine the fair value of its investments.

NOTE 8 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the unaudited financial statements were issued. Based upon this review, the Company did not identify any subsequent events, other than below, that have occurred that would require adjustments to the disclosures in the accompanying unaudited financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Genesis Growth Tech Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Genesis Growth Tech Acquisition Corp. (the “Company”) as of December 31, 2022 and 2021, and the related statements of operations, stockholders’ deficit, and cash flows for the year ended December 31, 2022 and for the period from March 17, 2021 (inception) through December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the year ended December 31, 2022 and for the period from March 17, 2021 (inception) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, the Company’s business plan is dependent on the completion of a business combination within a prescribed period of time and if not completed will cease all operations except for the purpose of liquidating. The date for mandatory liquidation and subsequent dissolution raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Correction of Misstatements

As discussed in Note 2 to the financial statements, the 2021 financial statements have been restated to correct certain misstatements.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ MaloneBailey, LLP

www.malonebailey.com

We have served as the Company’s auditor since 2023.

Houston, Texas

June 20, 2023

GENESIS GROWTH TECH ACQUISITION CORP.
BALANCE SHEETS

	December 31,
	2022	2021 (Restated)
Assets:
Current assets:
Due from related party	$1,200,595	$2,325,000
Prepaid expenses	208,721	44,133
Total current assets	1,409,316	2,369,133
Investments held in Trust Account	262,960,151	256,795,678
Total Assets	$264,369,467	$259,164,811

Liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit:
Current liabilities:
Accounts payable	$2,303,503	$319,628
Accrued expenses	675,727	94,742
Note payable – related party	2,530,000	228,077
Deferred underwriting commissions – current	13,915,000	—
Total current liabilities	19,424,230	642,447
Deferred underwriting commissions	—	13,915,000
Total Liabilities	19,424,230	14,557,447

Commitments and Contingencies
Class A ordinary shares subject to possible redemption; 25,300,000 shares at redemption value of approximately $10.39 and $10.15 per share at December 31, 2022 and 2021, respectively	262,860,151	256,795,000

Shareholders’ Deficit:
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued or outstanding	—	—
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; no non-redeemable shares issued or outstanding	—	—
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized; 6,325,000 shares issued and outstanding	633	633
Additional paid-in capital	—	—
Accumulated deficit	(17,915,547)	(12,188,269)
Total shareholders’ deficit	(17,914,914)	(12,187,636)
Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit	$264,369,467	$259,164,811

The accompanying notes are an integral part of these financial statements.

GENESIS GROWTH TECH ACQUISITION CORP.
STATEMENTS OF OPERATIONS

	For the year ended December 31, 2022	For the Period from March 17, 2021 (Inception) through December 31, 2021 (Restated)
General and administrative expenses	$3,176,600	$100,069
General and administrative expenses – related party	120,000	10,000
Loss from operations	(3,296,600)	(110,069)
Other income:
Paid-in-kind interest income on investments held in Trust Account	3,634,473	678
Total other income	3,634,473	678
Net income (loss)	$337,873	$(109,391)

Weighted average Class A ordinary shares – basic and diluted	25,300,000	1,566,552
Basic and diluted net income (loss) per share, Class A ordinary shares	$0.01	$(0.02)
Weighted average Class B ordinary shares – basic and diluted	6,325,000	4,203,707
Basic and diluted net income (loss) per share, Class B ordinary shares	$0.01	$(0.02)

The accompanying notes are an integral part of these financial statements.

GENESIS GROWTH TECH ACQUISITION CORP.
STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT
FOR THE YEAR ENDED DECEMBER 31, 2022 AND FOR THE PERIOD FROM MARCH 17, 2021
(INCEPTION) THROUGH DECEMBER 31, 2021

	Ordinary Shares				Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Class A		Class B
	Shares	Amount	Shares	Amount
Balance – March 17, 2021 (inception)	—	$—	—	$—	$—	$—	$—
Issuance of Class B ordinary shares to Sponsor	—	—	6,325,000	633	24,367	—	25,000
Sale of IPO units	25,300,000	2,530	—	—	252,997,470	—	253,000,000
Sale of private placement warrants to Sponsor in private placement	—	—	—	—	8,875,000	—	8,875,000
Offering and underwriting costs	—	—	—	—	(17,183,245)	—	(17,183,245)
Common shares subject to redemption	(25,300,000)	(2,530)	—	—	(256,792,470)	—	(256,795,000)
Accretion for Class A ordinary shares to redemption amount	—	—	—	—	12,078,878	(12,078,878)	—
Net loss	—	—	—	—	—	(109,391)	(109,391)
Balance – December 31, 2021 (Restated)	—	—	6,325,000	633	—	(12,188,269)	(12,187,636)
Increase in redemption value of Class A ordinary shares subject to possible redemption	—	—	—	—	—	(6,065,151)	(6,065,151)
Net income	—	—	—	—	—	337,873	337,873
Balance – December 31, 2022	—	$—	6,325,000	$633	$—	$(17,915,547)	$(17,914,914)

The accompanying notes are an integral part of these financial statements.

GENESIS GROWTH TECH ACQUISITION CORP.
STATEMENTS OF CASH FLOWS

	For The Year Ended December 31, 2022	For The Period From March 17, 2021 (Inception) Through December 31, 2021 (Restated)
Cash Flows from Operating Activities:
Net income (loss)	$337,873	$(109,391)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Paid-in-kind interest income on investments held in Trust Account	(3,634,473)	(678)
Changes in operating assets:
Prepaid expenses	(164,588)	(44,133)
Accounts payable	1,983,875	96,888
Accrued expenses	580,985	24,742
Net cash used in operating activities	(896,328)	(32,572)

Cash Flows from Investing Activities:
Due from related party	1,124,405	(2,325,000)
Deposits in Trust Account	(2,530,000)	(256,795,000)
Net cash used in investing activities	(1,405,595)	(259,120,000)

Cash Flows from Financing Activities:
Repayment of note payable to related party	(228,077)	(200,000)
Proceeds from note payable to related party	2,530,000	453,077
Proceeds received from private placement	—	8,875,000
Proceeds received from initial public offering, gross	—	253,000,000
Offering costs paid	—	(2,975,505)
Net cash provided by financing activities	2,301,923	259,152,572

Net change in cash	—	—

Cash – beginning of the period	—	—
Cash – end of the period	$—	$—

Supplemental disclosure of noncash financing activities:
Offset of promissory note by related party in exchange for private placement	$—	$25,000
Offering costs included in accounts payable	$—	$222,740
Offering costs included in accrued expenses	$—	$70,000
Deferred underwriting commissions	$—	$13,915,000
Extension funds attributable to common stock subject to redemption	$2,530,000	$—
Initial classification of common stock subject to redemption	$—	$256,795,000
Accretion of common stock subject to redemption	$6,065,151	$—

The accompanying notes are an integral part of these financial statements.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN

Genesis Growth Tech Acquisition Corp. (the “Company”) was incorporated as a Cayman Islands exempted company on March 17, 2021. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

As of December 31, 2022, the Company had not commenced any operations. All activity for the period from March 17, 2021 (inception) through December 31, 2022, relates to the Company’s formation and the initial public offering (the “Initial Public Offering”) described below, and, subsequent to the Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company generates non-operating income from the proceeds derived from the Initial Public Offering and placed in a Trust Account (as defined below).

The Company’s sponsor is Genesis Growth Tech LLC, a Cayman Islands limited liability company (the “Sponsor”). The registration statement for the Company’s Initial Public Offering was declared effective on December 8, 2021. On December 13, 2021, the Company consummated its Initial Public Offering of 22,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $220.0 million and incurring offering costs of approximately $19.0 million, of which $12.1 million was for deferred underwriting fees for costs relating to the Initial Public Offering. The Company granted the underwriters a 45-day option to purchase up to an additional 3,300,000 Units at the Initial Public Offering price to cover over-allotments. On December 21, 2021, the underwriters pursuant to the full exercise of the over-allotment option, purchased an 3,300,000 Units. The over-allotment units were sold at the offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $33.0 million. The Company incurred additional offering costs of approximately $2.1 million in connection with the over-allotment, of which approximately $1.8 million was for deferred underwriting commissions (see Note 6).

Simultaneously with the closing of the Initial Public Offering, the Company consummated the private placement (“Private Placement”) of 8,050,000 warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”), at a price of $1.00 per Private Placement Warrant to the Sponsor, generating proceeds of approximately $8.1 million. In connection with the full exercise of the over-allotment option on December 21, 2021, the Sponsor purchased an additional 825,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant, generating additional gross proceeds to the Company of $825,000 (Note 5).

Upon the closing of the Initial Public Offering, the over-allotment and the Private Placement, $253 million (or $10.00 per Unit) of the net proceeds of the sale of the Units in the Initial Public Offering, the over-allotment and the Private Placement Warrants in the Private Placement were placed in a trust account (“Trust Account”), located in the United States, with Continental Stock Transfer & Trust Company acting as trustee, and will invest only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. Except with respect to interest and other income earned on the funds held in the Trust Account that may be released to the Company to pay taxes, if any, and up to $100,000 for dissolution costs, the proceeds from the Initial Public Offering, the over-allotment and the sale of the Private Placement Warrants will not be released from the Trust Account until the earliest of (i) the completion of an initial Business Combination, (ii) the redemption of the Company’s public shares if the Company does not complete an initial Business Combination within the Combination Period (as defined below), subject to applicable law, or (iii) the redemption of the Company’s Public Shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering, the over-allotment and the sale of Private Placement Warrants. Although substantially all of the net proceeds are intended to be applied generally towards consummating a Business Combination, there is no assurance that the Company will be able to complete a Business Combination successfully. The Company

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (cont.)

must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the interest and other income earned on the Trust Account) at the time of signing a definitive agreement in connection with the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide holders (the “Public Shareholders”) of its Public Shares, with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a general meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem all or a portion of their Public Shares upon the completion of the initial Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial Business Combination, including interest and other income earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s income taxes, if any, divided by the number of the then-outstanding Public Shares, subject to the limitations described herein. As of December 31, 2022, the amount in the Trust Account (including deferred underwriting compensation) was $10.29 per Public Share.

All of the Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the liquidation, if there is a shareholder vote or tender offer in connection with the initial Business Combination and in connection with certain amendments to the Company’s memorandum and articles of association then in existence. In accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity” (“ASC 480”), paragraph 10-S99, redemption provisions not solely within the control of a company require ordinary shares subject to redemption to be classified outside of permanent equity. Accordingly, all of the Public Shares are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet. Given that the Public Shares was issued with other freestanding instruments (i.e., public warrants), the initial carrying value of Class A ordinary shares classified as temporary equity was the allocated amount of the proceeds. If it is probable that the equity instrument will become redeemable, the Company has the option to either (i) accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or (ii) recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company will elect to recognize the changes in redemption value immediately. The change in redemption value was recognized as a one-time charge against additional paid-in capital (to the extent available) and accumulated deficit. The Public Shares are redeemable and are classified as such on the balance sheet until such date that a redemption event takes place. Additionally, each Public Shareholder may elect to redeem its Public Shares irrespective of whether it votes for or against the proposed transaction or vote at all. If the Company seeks shareholder approval in connection with a Business Combination, the initial shareholders (as defined below) agreed to vote their Founder Shares (as defined below in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination.

Notwithstanding the foregoing, the Company’s second amended and restated memorandum and articles of association (the “Second A&R Articles”) provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined in Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the shares sold in the Initial Public Offering, without the prior consent of the Company.

Pursuant to the terms of the Company’s memorandum and articles of association then existing, in order to extend the period of time to consummate an initial Business Combination, the Sponsor deposited $2,530,000 into the Trust Account on December 9, 2022, for a three-month extension expiring on March 13, 2023. On February 22, 2023, the

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (cont.)

shareholders approved the proposal to amend the amended and restated memorandum and articles of association to extend the deadline to complete an initial Business Combination from March 13, 2023 to September 13, 2023. The Company has until 21 months from the closing of the Initial Public Offering, or September 13, 2023 (the “Combination Period”), to consummate the initial Business Combination. If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest and other income earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Company’s Sponsor, executive officers, directors and director nominees (the “initial shareholders”) agreed not to propose any amendment to the Second A&R Articles (A) that would modify the substance or timing of the Company’s obligation to provide holders of the Class A ordinary shares the right to have their shares redeemed in connection with the Company’s initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination by September 13, 2023 or (B) with respect to any other provision relating to the rights of holders of the Class A ordinary shares, unless the Company provides the Public Shareholders with the opportunity to redeem their Class A ordinary shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest and other income earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, divided by the number of the then-outstanding Public Shares.

The Sponsor, officers and directors agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial shareholders or members of the Company’s management team acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriter agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within in the Combination Period and, in such event, such amount will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be only $10.00 per share initially held in the Trust Account. In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered accounting firm), prospective target businesses or other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN (cont.)

Proposed Business Combination and Termination

On August 22, 2022, the Company, and Biolog-ID, a société anonyme organized under the laws of France (“Biolog-id”), signed a memorandum of understanding (the “MoU”) with respect to the contemplated merger of the Company with and into Biolog-id (the “Merger”) with Biolog-id as the continuing company following closing of the Merger and related transactions pursuant to the Business Combination Agreement in the form attached to the MoU. Under French law, no commitment with respect to the proposed Merger could be agreed prior to Biolog-id completing the consultation process with its social and economic committee (comité social et économique) (the “Works Council”). Biolog-id completed the Works Council consultation process and on August 26, 2022, the Company and Biolog-id entered into a Business Combination Agreement (the “BCA”).

By virtue of the Merger, each Company ordinary share issued and outstanding immediately prior to the effective time of the Merger (after giving effect to specified events) would be automatically cancelled and extinguished and exchanged for a number of ordinary shares of Biolog-id (received in the form of American Depositary Shares, as determined in accordance with the exchange ratio described in the BCA. The terms of the BCA, containing customary representations and warranties, covenants, closing conditions, and other terms relating to the Merger and the other transactions contemplated thereby, are summarized in the Company’s Current Reports on Form 8-K filed with the SEC on August 23, 2022 and August 26, 2022.

Effective March 6, 2023 and in accordance with Section 7.1(a) of the BCA, the Company and Biolog-id mutually agreed to terminate the BCA, pursuant to a termination agreement by and between the Company and Biolog-id (the “Termination Agreement”). Under the Termination Agreement, the Company waived and released all claims, obligations, liabilities and losses against Biolog-id and its Company Non-Party Affiliates (as defined therein), and Biolog-id waived and released all claims, obligations, liabilities and losses against the Company and its SPAC Non-Party Affiliates (as defined therein), arising or resulting from or relating to, directly or indirectly, the BCA, any other transaction documents, any of the transactions contemplated by the BCA or any other transaction documents, except for any terms, provisions, rights or obligations that expressly survive the termination of the BCA or set forth in the Termination Agreement.

Going Concern Consideration

As of December 31, 2022, the Company had a working capital deficit of approximately $4.1 million.

The Company’s liquidity needs prior to the consummation of the Initial Public Offering were satisfied through the payment of $25,000 from the Sponsor to cover certain expenses on behalf of the Company in exchange for issuance of Founder Shares (as defined in Note 5) and a loan from the Sponsor of approximately $453,000 under the Note (as defined in Note 5). Subsequent to the consummation of the Initial Public Offering, the Company’s liquidity has been satisfied through the net proceeds from the consummation of the Initial Public Offering and the Private Placement Warrants held outside of the Trust Account.

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, members of the Company’s founding team or any of their affiliates may, but are not obligated to, loan the Company funds under the Working Capital Loans (as defined and described in Note 5) as needed.

However, in connection with the Company’s assessment of going concern considerations in accordance with FASB Accounting Standards Update (“ASU”) No. 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the Company’s liquidity needs, mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after September 13, 2023. The financial statements do not include any adjustment that might be necessary if the Company is unable to continue as a going concern.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

In the Company’s previously issued financial statements, the Company reported an Affiliate of the Company’s Sponsor (“Affiliate”) cash account as their own, on certain financial statements’ balance sheets issued for the 10-K filed for the year ended December 31, 2021, and 10-Q reports filed on March 31, 2022, June 30, 2022 & September 30, 2022. Management initially set up bank accounts in the name of the Affiliate for the benefit of the Company and believed that this would allow for recording of the cash as the Company’s cash. During the Company’s Initial Public Offering on December 9, 2021, operating accounts for the Company were funded to the Affiliate’s bank account, referenced above, instead of a bank account directly belonging to the Company. The Company has paid for all expenses since IPO through this Affiliate bank account through June 2023.

In accordance with SEC Staff Accounting Bulletin No. 99, “Materiality,” and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements;” the Company evaluated the changes and has determined that the related impacts were quantitively material to previously presented financial statements. Therefore, the Company, in consultation with its Audit Committee, concluded that its previously issued financial statements impacted should be restated to report all public shares as temporary equity.

As a result, the Company restated its previously filed financial statements to classify all of its Cash to Due from related party. The Company is reporting the restatement of those periods in this Quarterly Report.

Impact of the Restatement

The impact of the error of misclassification of cash, resulted in a reclass of Cash to Due from related party on the Balance Sheets and Statements of Cash Flows contained in the reports for the dates ended December 31, 2021 (per Form 10K filed on April 15, 2022), March 31, 2022 (per Form 10Q filed on May 16, 2022), June 30, 2022 (per Form 10Q/A filed on September 23, 2022,) and September 30, 2022 (per form 10Q filed on November 15, 2022). There were no impacts to the Statement of Operations or Statements of Changes in Shareholders’ Equity.

	As Reported	Adjustment	As Restated
Balance Sheet as of December 31, 2021
Cash	$2,325,000	$(2,325,000)	$—
Due from related party	—	2,325,000	2,325,000
Statements of Cash Flows for the year ended December 31, 2021
Due from related party	—	2,325,000	2,325,000
Cash provided investing activities	(256,795,000)	(2,325,000)	259,120,000
Net change of cash	2,325,000	(2,325,000)	—
Ending cash	2,325,000	(2,325,000)	—
	As Reported	Adjustment	As Restated
Balance Sheet as of March 31, 2022
Cash	$1,832,357	$(1,832,357)	$—
Due from related party	—	1,832,357	1,832,357
Statements of Cash Flows for the period ended March 31, 2022
Due from related party	—	1,832,357	1,832,357
Cash provided investing activities	—	1,832,357	1,832,357
Beginning cash	2,325,000	(2,325,000)	—
Net change of cash	(492,643)	492,643	—
Ending cash	1,832,357	(1,832,357)	—

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (cont.)

	As Reported	Adjustment	As Restated
Balance Sheet as of June 30, 2022
Cash	$1,521,136	$(1,521,136)	$—
Due from related party	—	1,521,136	1,521,136
Statements of Cash Flows for the period ended June 30, 2022
Due from related party	—	1,521,136	1,521,136
Cash provided investing activities	—	1,521,136	1,521,136
Beginning cash	2,325,000	(2,325,000)	—
Net change of cash	(803,864)	803,864	—
Ending cash	1,521,136	(1,521,136)	—
	As Reported	Adjustment	As Restated
Balance Sheet as of September 30, 2022
Cash	$1,338,005	$(1,338,005)	$—
Due from related party	—	1,338,005	1,338,005
Statements of Cash Flows for the period ended September 30, 2022
Due from related party	—	1,338,005	1,338,005
Cash provided investing activities	—	1,338,005	1,338,005
Beginning cash	2,325,000	(2,325,000)	—
Net change of cash	(986,995)	986,995	—
Ending cash	1,338,005	(1,338,005)	—

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act which exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make the comparison of the Company’s financial statements with those of another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of December 31, 2022 and 2021.

Investments Held in the Trust Account

The Company’s portfolio of investments held in the Trust Account is comprised of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities and generally have a readily determinable fair value, or a combination thereof. When the Company’s investments held in the Trust Account are comprised of U.S. government securities, the investments are classified as trading securities. When the Company’s investments held in the Trust Account are comprised of money market funds, the investments are recognized at fair value. Trading securities and investments in money market funds are presented on the balance sheets at fair value at the end of each reporting period. Interest is received through the issuance of additional U.S. government treasury obligations and recorded as paid-in-kind interest income in the accompanying statements of operations. The estimated fair values of investments held in the Trust Account are determined using available market information. The balance shown in the Trust Account at December 31, 2022 is inclusive of $2,530,000 in cash deposit related to an extension payment from Sponsor.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurements,” equal or approximate the carrying amounts represented in the balance sheets, primarily due to their short-term nature.

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers consist of:

•        Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•        Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Derivative Financial Instruments

The Company evaluates its equity-linked financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). For derivative financial instruments that are classified as liabilities, the derivative instrument is initially recognized at fair value with subsequent changes in fair value recognized in the statements of operations each reporting period.

The Company accounted for the 12,650,000 warrants included in the Units sold in the Initial Public Offering and the 8,875,000 Private Placement Warrants in accordance with the guidance contained in ASC 815. Such guidance provides that the warrants described above are not precluded from equity classification. Equity-classified contracts are initially measured at fair value (or allocated value). Subsequent changes in fair value are not recognized as long as the contracts continue to be classified in equity.

Offering Costs Associated with the Initial Public Offering

The Company complies with the requirements of FASB ASC 340-10-S99-1. Offering costs consisted of legal, accounting, underwriting commissions and other costs incurred through the Initial Public Offering that were directly related to the Initial Public Offering. Deferred underwriting commissions are classified as non-current liabilities as their liquidation is not reasonably expected to require the use of current assets or require the creation of current liabilities.

Class A Ordinary Shares Subject to Possible Redemption

The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC 480. Class A ordinary shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Conditionally redeemable Class A ordinary shares (including Class A ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, Class A ordinary shares are classified as shareholders’ deficit. The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of its control and subject to the occurrence of uncertain future events. Accordingly, as of December 31, 2022 and 2021, 25,300,000 Class A ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheets.

Under ASC 480-10-S99, the Company has to recognize changes in the redemption value immediately as they occur and adjust the carrying value of the security to equal the redemption value at the end of each reporting period. This method would view the end of the reporting period as if it were also the redemption date for the security. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount. The change in the carrying value of redeemable shares of Class A ordinary shares is treated as a deemed dividend, which results in charges against additional paid-in capital and accumulated deficit.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Net Loss Per Ordinary Share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” The Company has two classes of shares, which are referred to as Class A ordinary shares and Class B ordinary shares. Income and losses are shared pro rata between the two classes of shares, which assumes a business combination as the most likely outcome. Net income (loss) per ordinary share is calculated by dividing the net income (loss) by the weighted average number of ordinary shares outstanding for the respective period.

Net loss per ordinary share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the period, excluding ordinary shares subject to forfeiture. The calculation of diluted net loss does not consider the effect of the warrants underlying the Units sold in the Initial Public Offering (including the consummation of the Over-allotment) and the private placement warrants to purchase an aggregate of 21,525,000 shares of Class A ordinary shares in the calculation of diluted loss per share, because their inclusion would be anti-dilutive under the treasury stock method.

The tables below presents a reconciliation of the numerator and denominator used to compute basic and diluted net loss per share for each class of ordinary shares:

	For The Year Ended December 31, 2022		For The Period From March 17, 2021 (Inception) Through December 31, 2021 (Restated)
	Class A	Class B	Class A	Class B
Basic and diluted net income (loss) per ordinary share:
Numerator:
Allocation of Net income (loss)	$270,298	$67,575	$(29,698)	$(79,693)
Denominator:
Basic and diluted weighted average ordinary shares outstanding	25,300,000	6,325,000	1,566,552	4,203,707
Basic and diluted net income (loss) per ordinary share	$0.01	$0.01	$(0.02)	$(0.02)

Income Taxes

The Company follows the guidance for accounting for income taxes under FASB ASC 740, “Income Taxes,” which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of December 31, 2022 and 2021. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of December 31, 2022 and 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States of America. As such, the Company’s tax provision was zero for the period presented. There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman Islands income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next 12 months.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Accounting Pronouncements

In August 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company adopted ASU 2020-06 at inception.

In June 2022, the FASB issued ASU No. 2022-03, ASC Subtopic 820 “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The ASU amends ASC 820 to clarify that a contractual sales restriction is not considered in measuring an equity security at fair value and to introduce new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value. The ASU applies to both holders and issuers of equity and equity-linked securities measured at fair value. The amendments in this ASU are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. The Company is still evaluating the impact of this pronouncement on the financial statements.

In August 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain fin20ancial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company adopted ASU 2020-06 at inception.

The Company’s management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 4 — INITIAL PUBLIC OFFERING

On December 13, 2021, the Company consummated its Initial Public Offering of 22,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $220.0 million, and incurring offering costs of approximately $19.0 million, of which $12.1 million was for deferred underwriting fees for costs relating to the Initial Public Offering. On December 21, 2021, the underwriters, pursuant to the full exercise of the over-allotment option, purchased 3,300,000 Units. The over-allotment units were sold at the offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $33.0 million. The Company incurred additional offering costs of approximately $2.1 million in connection with the over-allotment, of which approximately $1.8 million was for deferred underwriting commissions (see Note 6).

Each Unit consists of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 7).

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 5 — RELATED PARTY TRANSACTIONS

Founder Shares

On May 26, 2021, the Sponsor paid $25,000, or approximately $0.003 per share, to cover certain expenses in consideration for 7,187,500 Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”). On September 20, 2021, the Sponsor surrendered an aggregate of 1,437,500 Class B ordinary shares to the Company’s capital for no consideration, and on December 8, 2021, the Sponsor effected a share capitalization, resulting in the Sponsor holding an aggregate of 6,325,000 Class B ordinary shares. In December 2021, the Sponsor transferred to Nomura Securities International, Inc. (“Nomura”), the underwriter of the Initial Public Offering, an aggregate of 474,375 Founder Shares at the Sponsor’s original purchase price of $1,500, subject to forfeiture by Nomura if the Initial Public Offering is terminated or if Nomura is not the underwriter of the Initial Public Offering. As a result, the Sponsor holds 5,850,625 Founder Shares and Nomura holds 474,375 Founder Shares. Up to 825,000 Founder Shares were subject to forfeiture to the extent that the over-allotment option is not exercised in full by the underwriter, so that the Founder Shares will represent 20.0% of the Company’s issued and out-standing shares after the Initial Public Offering. On December 21, 2021, the underwriters fully exercised the over-allotment option to purchase an additional 3,300,000 Units. As a result, the 825,000 Founder Shares were no longer subject to forfeiture.

The Company determined that the excess of the fair value of the Founder Shares acquired by Nomura from the Sponsor over the price paid by Nomura should be recognized as an offering cost by the Company in accordance with SEC Staff Accounting Bulletin (“SAB”) Topic 5A, “Expenses of Offerings.” The allocated portion of the additional offering cost associated with the Class A ordinary shares was charged to the carrying value of Class A ordinary shares subject to possible redemption upon the completion of the Initial Public Offering.

Private Placement Warrants

Simultaneously with the closing of the Initial Public Offering, the Company consummated the Private Placement of 8,050,000 Private Placement Warrants, at a price of $1.00 per Private Placement Warrant to the Sponsor, generating proceeds of approximately $8.1 million. In connection with the full exercise of the over-allotment option on December 21, 2021, the Sponsor purchased an additional 825,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant, generating additional gross proceeds to the Company of $800,000, and the remaining $25,000 was a receivable. This receivable amount was offset against the Note (as defined below).

Each warrant is exercisable to purchase one Class A ordinary share at $11.50 per share. A portion of the proceeds from the Private Placement Warrants was added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless.

The Sponsor and the Company’s officers and directors will agree, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial Business Combination.

Promissory Note — Related Party

The Sponsor agreed to loan the Company up to $500,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note, dated May 26, 2021, and amended on October 26, 2021, (the “Note”). This loan was non-interest bearing and payable on the earlier of March 31, 2022, or the completion of the Initial Public Offering. As of the date of the Initial Public Offering, the Company had borrowed approximately $453,000 under the Note. In December 2021, subsequent to the Initial Public Offering, the Company repaid $200,000 on the Note and also offset the $25,000 receivable related to the Private Placement Warrants against the Note. As a result, as of December 31, 2021, the Company had approximately $228,000 outstanding on the Note, which was due upon demand. In March 2022, the Company repaid the remaining balance of the Note to the Sponsor. As of December 31, 2022, the Company had no outstanding balance under the Note.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 5 — RELATED PARTY TRANSACTIONS (cont.)

On December 9, 2022, in connection with the extension of the deadline for the Company to complete its initial business combination to March 13, 2023, the Sponsor funded an extension payment for $2,530,000 into the Trust Account. This amount is non-interest bearing and payable on the completion of the Business Combination. The funds were deposited directly into trust account.

Working Capital Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors, may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to it. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post Business Combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of December 31, 2022 and 2021, the Company had no borrowings under the Working Capital Loans.

Administrative Support Agreement

On December 8, 2021, the Company entered into an agreement with the Sponsor, pursuant to which the Company agreed to reimburse the Sponsor for office space, secretarial and administrative services provided to the Company in the amount of $10,000 per month through the earlier of the consummation of the initial Business Combination and the Company’s liquidation. For the year ended December 31, 2022 and the period from March 17, 2021 (inception) through December 31, 2021, the Company incurred expenses of $120,000 and $10,000, respectively, under this agreement. As of December 31, 2022 and 2021, the Company had an outstanding balance of $130,000 and $10,000 under this agreement, respectively, which is included in “Accrued expenses” on the accompanying balance sheets.

Due from Related Party

As of December 31, 2022 and 2021, the Company had a balance of $1,200,595 and $2,325,000, respectively, due from a related party to support the Company’s operations. The balance is unsecure and non-interest bearing.

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans) were entitled to registration rights pursuant to a registration and shareholder rights agreement signed upon the effective date of the Initial Public Offering. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Company’s completion of the initial Business Combination. However, the registration and shareholder rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up periods with respect to such securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 6 — COMMITMENTS AND CONTINGENCIES (cont.)

Underwriting Agreement

The underwriter was entitled to an underwriting discount of $0.10 per Unit, or $2.5 million in the aggregate, paid upon the closing of the Initial Public Offering (including over-allotment). In addition, $0.55 per unit, or $13.9 million in the aggregate, will be payable to the underwriter for deferred underwriting commissions. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. On January 26, 2023, the underwriter agreed to waive their rights to their deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within in the Combination Period and, in such event, such amount will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares.

Risks and Uncertainties

Management also continues to evaluate the impact of the volatility and disruptions in the financial markets caused by, among other things, the ongoing conflict in Ukraine, rising interest rates and mounting inflationary cost pressures and recessionary fears. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these financial statements.

NOTE 7 — SHAREHOLDERS’ DEFICIT

Preference Shares — The Company is authorized to issue 5,000,000 preference shares, with a par value of $0.0001 per share, and such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 31, 2022 and 2021, there were no preference shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue 500,000,000 Class A ordinary shares with a par value of $0.0001 per share. As of December 31, 2022 and 2021, there were 25,300,000 Class A ordinary shares issued and outstanding, all of which were subject to possible redemption and were classified outside of permanent equity in the accompanying balance sheet.

Class B Ordinary Shares — The Company is authorized to issue 50,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders are entitled to one vote for each Class B ordinary share. As of December 31, 2022 and 2021, there were 6,325,000 Class B ordinary shares issued and outstanding, which amounts have been retroactively restated to reflect the share surrender on September 20, 2021, and the share capitalization on December 8, 2021, as discussed in Note 5.

Holders of the Class A ordinary shares and holders of the Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders, except as required by law or stock exchange rule; provided that only holders of the Class B ordinary shares have the right to vote on the appointment of the Company’s directors prior to the initial Business Combination.

The Class B ordinary shares will automatically convert into Class A ordinary shares (which such Class A ordinary shares delivered upon conversion will not have redemption rights or be entitled to liquidating distributions from the Trust Account if the Company does not consummate an initial Business Combination) at the time of the Company’s initial Business Combination or earlier at the option of the holders thereof at a ratio such that the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of ordinary shares issued and outstanding upon completion of our Initial Public Offering, plus (ii) the total number of Class A ordinary shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A ordinary shares, or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, deemed

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 7 — SHAREHOLDERS’ DEFICIT (cont.)

issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the sponsor, its affiliates or any member of the Company’s management team upon conversion of working capital loans (if any). In no event will the Class B ordinary shares convert into Class A ordinary shares at a rate of less than one-to-one.

Warrants — As of December 31, 2022 and 2021, 12,650,000 Public Warrants and 8,875,000 Private Placement Warrants were outstanding.

The Public Warrants will become exercisable at $11.50 per share 30 days after the completion of a Business Combination; provided that the Company has an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of the initial Business Combination, the Company will use commercially reasonable efforts to file with the SEC a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants. The Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of the initial Business Combination and to maintain the effectiveness of such registration statement, and a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreements; provided that if the Company’s Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but the Company will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, but the Company will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

The warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The exercise price and number of shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend or recapitalization, reorganization, merger or consolidation. In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and in the case of any such issuance to the Company’s Sponsor or their affiliates, without taking into account any Founder Shares held by the Company’s Sponsor or such affiliates, as applicable, prior to such issuance (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price described below under “Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 7 — SHAREHOLDERS’ DEFICIT (cont.)

Except as described below, the Private Placement Warrants are identical to those of the warrants being sold as part of the Units in the Initial Public Offering. The Private Placement Warrants (including the Class A ordinary shares issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination and they will not be redeemable by the Company. Holders of the Company’s private placement warrants have the option to exercise the Private Placement Warrants on a cashless basis.

Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $18.00

Once the warrants become exercisable, the Company may call the Public Warrants for redemption (except with respect to the Private Placement Warrants):

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon a minimum of 30 days’ prior written notice of redemption; and

•        if, and only if, the closing price of the Class A ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreements. Additionally, in no event will the Company be required to net cash settle any Warrants. If the Company is unable to complete the initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

NOTE 8 — Fair Value Measurements

The Company determines the level in the fair value hierarchy within which each fair value measurement falls based on the lowest level input that is significant to the fair value measurement and performs an analysis of the assets and liabilities at each reporting period end.

The following tables present information about the Company’s financial assets that are measured at fair value on a recurring basis by level within the fair value hierarchy:

December 31, 2022

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
Investments held in Trust Account – Money Market Fund(1)	$262,960,151	$—	$—

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 8 — Fair Value Measurements (cont.)

December 31, 2021

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
Investments held in Trust Account – Money Market Fund	$256,795,678	$—	$—

____________

(1)      This balance includes cash deposited for an extension payment of $2,530,000.

Transfers to/from Levels 1, 2, and 3 are recognized at the beginning of the reporting period. There were no transfers to/from Levels 1, 2, and 3 during the period from March 17, 2021 (inception) through December 31, 2022.

Level 1 assets include investments in money market funds that invest solely in U.S. government securities. The Company uses inputs such as actual trade data, quoted market prices from dealers or brokers, and other similar sources to determine the fair value of its investments.

NOTE 9 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred through the date the financial statements were available to be issued. Based upon this review, except as noted below, the Company did not identify any subsequent events that would have required adjustments or disclosure in the financial statements.

On January 26, 2023, Nomura waived its right to receive such $13.9 million of deferred underwriting commissions.

On February 22, 2023, the shareholders approved the proposal to amend the Company’s amended and restated memorandum and articles of association, by way of special resolution, in the form of the Second A&R Articles to extend the deadline from March 13, 2023 to September 13, 2023 (“Extension Amendment Proposal”). In addition, the shareholders also approved the proposal to amend the Company’s amended and restated memorandum and articles of association, by way of special resolution, in the form of the Second A&R Articles, to delete: (i) the limitation on share repurchases prior to the consummation of a business combination that would cause the Company’s net tangible assets to be less than $5,000,001 following such repurchases; (ii) the limitation that the Company shall not consummate a business combination if it would cause its net tangible assets to be less than $5,000,001; and (iii) the limitation that the Company shall not redeem any public shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.

In connection with the Extension Amendment Proposal, shareholders elected to redeem 25,198,961 Class A ordinary shares in the Company, representing approximately 99.6% of the issued and outstanding Class A ordinary shares in the Company, for a pro rata portion of the funds in the Company’s trust account. As a result, $263,325,414 (approximately $10.45 per share) was debited from the Company’s trust account to pay such holders.

Effective March 6, 2023 and in accordance with Section 7.1(a) of the BCA, the Company and Biolog-id mutually agreed to terminate the BCA, pursuant to a termination agreement by and between the Company and Biolog-id (the “Termination Agreement”). Under the Termination Agreement, the Company waived and released all claims, obligations, liabilities and losses against Biolog-id and its Company Non-Party Affiliates (as defined therein), and Biolog-id waived and released all claims, obligations, liabilities and losses against the Company and its SPAC Non-Party Affiliates (as defined therein), arising or resulting from or relating to, directly or indirectly, the BCA, any other transaction documents, any of the transactions contemplated by the BCA or any other transaction documents, except for any terms, provisions, rights or obligations that expressly survive the termination of the BCA or set forth in the Termination Agreement.

GENESIS GROWTH TECH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS

NOTE 9 — Subsequent Events (cont.)

On May 22, 2023, the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GGAC Merger Sub, Inc., a Florida corporation and newly formed wholly-owned subsidiary of the Company (“Merger Sub”), Eyal Perez, solely in his capacity as the representative from and after the effective time of the Merger (as defined below) (the “Effective Time”) for the shareholders of the Company (other than the NextTrip Shareholders (as defined below)) (the “Purchaser Representative”), NextTrip Holdings, Inc., a Florida corporation (“NextTrip”), and William Kerby, solely in his capacity as the representative from and after the Effective Time for NextTrip’s Shareholders (the “Seller Representative”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) upon the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into NextTrip (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with NextTrip continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of the Company. In the Merger, (i) all shares of NextTrip capital stock (together, “NextTrip Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the Merger Consideration (as defined below); and (ii) each outstanding NextTrip security convertible into NextTrip Stock, if not exercised or converted prior to the Effective Time, will be cancelled, retired and terminated and cease to represent a right to acquire, be exchanged for or convert into NextTrip Stock or Merger Consideration (as defined below).

The Merger Agreement also provides that, prior to the Effective Time, the Company shall convert out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation (the “Conversion”). At the Closing, the Company will change its name to “NextTrip, Inc.”.

The aggregate merger consideration to be paid pursuant to the Merger Agreement to holders of NextTrip Stock as of immediately prior to the Effective Time (the “NextTrip Shareholders”) will be an amount equal to $150,000,000, subject to adjustments for NextTrip’s closing debt, net of cash (the “Merger Consideration”). The Merger Consideration to be paid to the NextTrip Shareholders will be paid solely by the delivery of new shares of the Company’s common stock; no cash consideration will be paid.

The Merger Consideration will be allocated, on a pro rata basis, among the holders of NextTrip’s common stock as of the Closing date, based on the number of shares of NextTrip common stock owned by such shareholders on such date.

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-41138) filed with the SEC on May 24, 2023 and is incorporated herein by reference.

On June 20, 2023, The Company was paid its Due from related party in full and the amount owed to the Company was transferred into a bank account owned by the Company.

Annex A

EXECUTION VERSION

CONTRIBUTION AND BUSINESS COMBINATION AGREEMENT

dated

November 20, 2023

by and between

Genesis Growth Tech Acquisition Corp.

and

Genesis Growth Tech LLC

Annex A Page No
ARTICLE I DEFINITIONS	A-1
1.1 Definitions	A-1
1.2 Construction	A-6

ARTICLE II PURCHASE AND SALE	A-7
2.1 Contribution	A-7
2.2 Assumption of Liabilities	A-7
2.3 Exchange	A-7
2.4 Taking of Necessary Action; Further Action	A-7

ARTICLE III CLOSING	A-7
3.1 Closing	A-7

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF SPONSOR	A-8
4.1 Corporate Existence and Power	A-8
4.2 Authorization	A-8
4.3 Governmental Authorization	A-8
4.4 Non-Contravention	A-8
4.5 Consents	A-8
4.6 Litigation	A-9
4.7 Contracts	A-9
4.8 Compliance with Laws	A-9
4.9 Intellectual Property	A-9
4.10 Undisclosed Liabilities	A-10
4.11 Finders’ Fees	A-11
4.12 Anti-Money Laundering Laws	A-11
4.13 No Trading or Short Position	A-11
4.14 Not an Investment Company	A-11
4.15 Information Supplied	A-11
4.16 Survival of Representations and Warranties	A-12

ARTICLE V REPRESENTATIONS AND WARRANTIES OF SPAC	A-12
5.1 Corporate Existence and Power	A-12
5.2 Corporate Authorization	A-12
5.3 Governmental Authorization	A-12
5.4 Non-Contravention	A-12
5.5 Finders’ Fees	A-12
5.6 [Reserved]	A-12
5.7 Capitalization	A-12
5.8 Information Supplied	A-13
5.9 Trust Fund	A-13
5.10 [Reserved]	A-13
5.11 Board Approval	A-13
5.12 SPAC SEC Documents and Financial Statements	A-13
5.13 Certain Business Practices	A-14
5.14 Anti-Money Laundering Laws	A-14
5.15 Affiliate Transactions	A-14
5.16 Litigation	A-14
5.17 Expenses, indebtedness and Other Liabilities	A-14

Annex A-i

Annex A Page No
ARTICLE VI COVENANTS OF THE PARTIES PENDING CLOSING	A-15
6.1 Conduct of the Business	A-15
6.2 Exclusivity	A-16
6.3 Access to Information	A-16
6.4 Notices of Certain Events	A-16
6.5 Cooperation with Proxy Statement	A-17
6.6 Trust Account	A-18
6.7 Cooperation with Regulatory Approvals	A-18

ARTICLE VII COVENANTS OF SPONSOR	A-19
7.1 Compliance with Laws; No Insider Trading	A-19
7.2 Commercially Reasonable Efforts to Obtain Consents	A-19

ARTICLE VIII COVENANTS OF ALL PARTIES HERETO	A-19
8.1 Commercially Reasonable Efforts; Further Assurances; Governmental Consents	A-19
8.2 Compliance with SPAC Agreements	A-20
8.3 Confidentiality	A-20
8.4 Directors’ and Officers’ Indemnification and Liability Insurance	A-21
8.5 SPAC Public Filings	A-21

ARTICLE IX CONDITIONS TO CLOSING	A-21
9.1 Condition to the Obligations of the Parties	A-21
9.2 Conditions to Obligations of SPAC	A-22
9.3 Conditions to Obligations of Sponsor	A-22

ARTICLE X TERMINATION	A-23
10.1 Termination Without Default	A-23
10.2 Termination Upon Default	A-23
10.3 Effect of Termination	A-23

ARTICLE XI MISCELLANEOUS	A-24
11.1 Notices	A-24
11.2 Amendments; No Waivers; Remedies	A-24
11.3 Arm’s Length Bargaining; No Presumption Against Drafter	A-25
11.4 Publicity	A-25
11.5 Expenses	A-25
11.6 No Assignment or Delegation	A-25
11.7 Governing Law	A-25
11.8 Counterparts; Electronic Signatures	A-25
11.9 Entire Agreement	A-25
11.10 Severability	A-26
11.11 Further Assurances	A-26
11.12 Third Party Beneficiaries	A-26
11.13 Waiver	A-26
11.14 No Other Representations; No Reliance	A-26
11.15 Waiver of Jury Trial	A-27
11.16 Submission to Jurisdiction	A-28
11.17 Arbitration	A-28
11.18 Attorneys’ Fees	A-29
11.19 Remedies	A-29
11.20 Non-Recourse	A-29

Annex A-ii

CONTRIBUTION AND BUSINESS COMBINATION AGREEMENT

CONTRIBUTION AND BUSINESS COMBINATION AGREEMENT, dated as of November 20, 2023 (this “Agreement”), by and between Genesis Growth Tech Acquisition Corp., a Cayman Islands exempted company (“SPAC”), and Genesis Growth Tech LLC, a Cayman Islands limited liability company (“Sponsor”).

W I T N E S S E T H

A. SPAC is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

B. Sponsor is the sponsor of SPAC.

C. Sponsor has entered into that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, the “Patent Purchase Agreement”), with MindMaze Group SA, a Swiss corporation (“MindMaze”), pursuant to which Sponsor acquired from MindMaze the MindMaze IP (as defined below), including a portfolio of patents, for a purchase price of $21 Million (the “MindMaze IP Purchase Price”) on the terms and subject to the conditions set forth in the Patent Purchase Agreement.

D. Pursuant to the Patent Purchase Agreement, the MindMaze IP Purchase Price was not payable at the closing under the Patent Purchase Agreement, but is due and payable by Sponsor to MindMaze on or prior to May 31, 2024.

E. Pursuant to the Patent Purchase Agreement, Sponsor has granted MindMaze a license back of the MindMaze IP for use in the healthcare field on the terms and subject to the conditions set forth in the Patent Purchase Agreement.

F. The Patent Purchase Agreement contains a revenue sharing agreement pursuant to which Sponsor has agreed to share revenues from the MindMaze IP with MindMaze on the terms and subject to the conditions set forth in the Patent Purchase Agreement.

G. Sponsor desires to contribute to SPAC, all of Sponsor’s right, title, and interest in and to the MindMaze IP, in exchange for $1,000 (the “Exchange Consideration”) and the assumption by SPAC of Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze the MindMaze IP Purchase Price on or prior to May 31, 2024 and the obligation to share certain revenues with MindMaze, upon the terms and conditions hereinafter set forth.

H. SPAC desires to accept such contribution, to pay the Exchange Consideration to Sponsor and to assume Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze the MindMaze IP Purchase Price on or prior to May 31, 2024 and the obligation to share certain revenues with MindMaze, upon the terms and conditions hereinafter set forth.

In consideration of the mutual covenants and promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS

1.1 Definitions.

“AAA” has the meaning set forth in Section 11.17.

“Action” means any legal action, litigation, suit, claim, hearing, proceeding or investigation, including any audit, claim or assessment for taxes or otherwise, by or before any Authority.

“Additional Agreement” means the Warrant Exchange Agreement, the Patent Purchase Agreement, the MindMaze IP Payment Extension, the Consent to Assignment, the Assignment Documents, the Assumption Agreement and each other agreement, document, instrument and/or certificate contemplated by this Agreement to be executed in connection with the transactions contemplated hereby.

Annex A-1

“Additional SPAC SEC Documents” means all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by SPAC with the SEC under the Exchange Act or the Securities Act, together with any amendments, restatements or supplements thereto, subsequent to the date of this Agreement.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with such Person.

“Agreement” has the meaning set forth in the preamble.

“Alternative Proposal” has the meaning set forth in Section 6.2(b).

“Alternative Transaction” has the meaning set forth in Section 6.2(a).

“Antitrust Laws” means any applicable Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, including the HSR Act.

“Assumed Liabilities” has the meaning set forth in Section 2.2.

“Assignment Documents” has the meaning set forth in Section 9.2(g).

“Assumption Agreement” has the meaning set forth in Section 9.3(e).

“Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority exercising executive, legislative, judicial, regulatory or administrative functions (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Books and Records” means all books and records, ledgers, employee records, customer lists, files, correspondence, and other records of every kind (whether written, electronic, or otherwise embodied) owned or controlled by a Person in which a Person’s assets, its business or its transactions are otherwise reflected, other than stock books and minute books.

“Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business, excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any Authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day.

“Cayman Companies Act” means the Companies Act (Revised) of the Cayman Islands.

“Cayman Registrar” means the Registrar of Companies in the Cayman Islands.

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contracts” means all contracts, agreements, leases (including equipment leases, car leases and capital leases), licenses, Permits, commitments, client contracts, statements of work (SOWs), sales and purchase orders and similar instruments, oral or written, to which Sponsor is a party or by which any of its properties or assets is bound.

“Contributed Assets” has the meaning set forth in Section 2.1.

“Contribution” means the contribution of the MindMaze IP by Sponsor to SPAC on the terms and subject to the conditions set forth in this Agreement.

Annex A-2

“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings.

“Dispute” has the meaning set forth in Section 11.17.

“Domain Names” has the meaning set forth in the definition of “Intellectual Property.”

“Enforceability Exceptions” has the meaning set forth in Section 4.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Consideration” has the meaning set forth in the recitals.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any rules or regulations promulgated thereunder.

“Intellectual Property” means all of the worldwide intellectual property rights and proprietary rights associated with any of the following, whether registered, unregistered or registrable, to the extent recognized in a particular jurisdiction: discoveries, inventions, ideas, technology, know-how, trade secrets, and Software, in each case whether or not patentable or copyrightable (including proprietary or confidential information, systems, methods, processes, procedures, practices, algorithms, formulae, techniques, knowledge, results, protocols, models, designs, drawings, specifications, materials, technical data or information, and other information related to the development, marketing, pricing, distribution, cost, sales and manufacturing) (collectively, “Trade Secrets”); trade names, trademarks, service marks, trade dress, product configurations, other indications of origin, registrations thereof or applications for registration therefor, together with the goodwill associated with the foregoing (collectively, “Trademarks”); patents, patent applications, utility models, industrial designs, supplementary protection certificates, and certificates of inventions, including all re-issues, continuations, divisionals, continuations-in-part, re-examinations, renewals, counterparts, extensions, and validations thereof (collectively, “Patents”); works of authorship, copyrights, copyrightable materials, copyright registrations and applications for copyright registration; domain names and URLs (collectively, “Domain Names”), social media accounts, and other intellectual property, and all embodiments and fixations thereof and related documentation and registrations and all additions, improvements and accessions thereto.

“Interim Period” has the meaning set forth in Section 6.1(a).

“IPO” means the initial public offering of SPAC pursuant to a prospectus dated December 8, 2021.

“Knowledge of Sponsor” or “Sponsor’s Knowledge” means the actual knowledge after reasonable inquiry of Eyal Perez, including in the case of Section 4.9, after reasonable inquiry with MindMaze.

“Law” means any domestic or foreign, federal, state, municipality or local law, statute, ordinance, code, rule, or regulation.

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, claim, security interest or encumbrance of any kind in respect of such property or asset, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing.

“Material Contracts” has the meaning set forth in Section 4.7(a).

“MindMaze” has the meaning set forth in the recitals.

“MindMaze IP” means the (i) Assigned Patent Rights, including for the avoidance of doubt the Additional Rights, as such terms are defined in the Patent Purchase Agreement, and (ii) all other intellectual property rights acquired by Sponsor under the Patent Purchase Agreement.

“MindMaze IP Payment Extension” has the meaning set forth in Section 9.2(e).

“MindMaze IP Purchase Price” has the meaning set forth in the recitals.

“Offer Documents” has the meaning set forth in Section 6.5(a).

Annex A-3

“Order” means any decree, order, judgment, writ, award, injunction, stipulation, determination, award, rule or consent of or by an Authority.

“Outside Closing Date” has the meaning set forth in Section 10.1(a).

“Patent Purchase Agreement” has the meaning set forth in the recitals.

“Patents” has the meaning set forth in the definition of “Intellectual Property.”

“Permit” means each license, franchise, permit, order, approval, consent or other similar authorization required to be obtained and maintained by Sponsor under applicable Laws affecting, or relating in any way to, the MindMaze IP.

“Permitted Liens” means with respect to any Person, (a) all defects, exceptions, restrictions, easements, rights of way and encumbrances disclosed in policies of title insurance which have been made available to such Person; (b) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business consistent with past practices for amounts (i) that are not delinquent, (ii) that are not material to the business, operations and financial condition of such Person so encumbered, either individually or in the aggregate, and (iii) not resulting from a breach, default or violation by such Person of any Contract or Law; (c) liens for taxes not yet due and payable or which are being contested in good faith by appropriate proceedings; and (d) the Liens set forth on Schedule 1.1(d).

“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust, Authority or other entity or organization of any other kind.

“Prospectus” has the meaning set forth in Section 11.13.

“Proxy Statement” has the meaning set forth in Section 6.5(a), whether in preliminary or definitive form, and any amendments or supplements thereto.

“Registered Exclusively Licensed IP” means all Sponsor Exclusively Licensed IP that is the subject of a registration or an application for registration, including issued patents and patent applications.

“Registered IP” means collectively, all Registered Owned IP and Registered Exclusively Licensed IP.

“Registered Owned IP” means all Intellectual Property constituting Sponsor Owned IP or filed in the name of Sponsor, and in each instance is the subject of a registration or an application for registration, including issued patents and patent applications.

“Representatives” means a party’s officers, directors, Affiliates, managers, consultant, employees, representatives and agents.

“Resolution Period” has the meaning set forth in Section 11.17.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Software” means computer software, programs, and databases (including development tools, library functions, and compilers) in any form, including in or as Internet websites, web content, links, source code, object code, operating systems, database management code, utilities, graphical user interfaces, menus, images, icons, forms, methods of processing, software engines, platforms, and data formats, together with all versions, updates, corrections, enhancements and modifications thereof, and all related specifications, documentation, developer notes, comments, and annotations.

Annex A-4

“SPAC” has the meaning set forth in the preamble.

“SPAC Articles” means the Third Amended and Restated Memorandum and Articles of Association of SPAC, adopted by special resolution dated August 31, 2023.

“SPAC Class A Ordinary Shares” means the Class A ordinary shares of SPAC of a par value of $0.0001 each.

“SPAC Fundamental Representations” means the representations and warranties of SPAC set forth in Section 5.1 (Corporate Existence and Power), Section 5.2 (Corporate Authorization), and Section 5.5 (Finders’ Fees).

“SPAC Ordinary Shares” means the SPAC Class A Ordinary Shares and/or SPAC Class B Ordinary Shares, as applicable.

“SPAC Private Warrant” means a warrant to purchase one SPAC Class A Ordinary Share at an exercise price of $11.50 per share that was sold to Sponsor in a private placement at the time of the consummation of the IPO.

“SPAC Proposals” has the meaning set forth in Section 6.5(e).

“SPAC Public Warrant” means a warrant to purchase one SPAC Class A Ordinary Share at an exercise price of $11.50 per share that was included in the SPAC Units sold in the IPO.

“SPAC SEC Documents” means (i) SPAC’s Annual Reports on Form 10-K for each fiscal year and Quarterly Reports on Form 10-Q for each quarterly period of SPAC beginning with the first year that SPAC was required to file such a form, (ii) all proxy statements relating to SPAC’s meetings of shareholders (whether annual or special) held, and all information statements relating to shareholder consents, since the beginning of the first fiscal year referred to in clause (i) above, (iii) SPAC’s Form 8-Ks filed since the beginning of the first fiscal year referred to in clause (i) above, and (iv) all other forms, reports, registration statements and other documents (other than preliminary materials) filed by SPAC with the SEC since SPAC’s incorporation, in each case, together with any amendments, restatements or supplements thereto.

“SPAC Shareholder Approval” has the meaning set forth in Section 5.2.

“SPAC Shareholder Meeting” has the meaning set forth in Section 6.5(a).

“SPAC Unit” means each unit of SPAC issued in connection with the IPO consisting of (a) one SPAC Class A Ordinary Share and (b) one-half of one SPAC Public Warrant.

“SPAC Warrants” mean the SPAC Private Warrants and SPAC Public Warrants.

“Sponsor” has the meaning set forth in the preamble.

“Sponsor Consent” has the meaning set forth in Section 4.5.

“Sponsor Exclusively Licensed IP” means all Sponsor Licensed IP that is exclusively licensed to or purported to be exclusively licensed to Sponsor.

“Sponsor Fundamental Representations” means the representations and warranties of Sponsor set forth in Section 4.1 (Corporate Existence and Power), Section 4.2 (Authorization), and Section 4.11 (Finders’ Fees).

“Sponsor IP” means, collectively, all Sponsor Owned IP and Sponsor Licensed IP.

“Sponsor Licensed IP” means all Intellectual Property owned by a third Person and licensed to or purported to be licensed to Sponsor or that Sponsor otherwise has a right to use or purports to have a right to use.

“Sponsor Owned IP” means all Intellectual Property owned or purported to be owned by Sponsor, in each case, whether exclusively, jointly with another Person or otherwise at the time of Closing.

Annex A-5

“Subsidiary” means, with respect to any Person, each entity of which at least fifty percent (50%) of the capital stock or other equity or voting securities are Controlled or owned, directly or indirectly, by such Person.

“Trade Secrets” has the meaning set forth in the definition of “Intellectual Property.”

“Trademarks” has the meaning set forth in the definition of “Intellectual Property.”

“Trust Account” has the meaning set forth in Section 5.9.

“Trust Agreement” has the meaning set forth in Section 5.9.

“Trust Fund” has the meaning set forth in Section 5.9.

“Trustee” has the meaning set forth in Section 5.9.

“Warrant Exchange Agreement” has the meaning set forth in Section 9.3(g).

1.2 Construction.

(a) References to particular sections and subsections, schedules, and exhibits not otherwise specified are cross-references to sections and subsections, schedules, and exhibits of this Agreement. Captions are not a part of this Agreement, but are included for convenience, only.

(b) The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; and, unless the context requires otherwise, “party” means a party signatory hereto.

(c) Any use of the singular or plural, or the masculine, feminine or neuter gender, includes the others, unless the context otherwise requires; and the word “including” means “including without limitation”; the word “or” means “and/or”; the word “any” means “any one, more than one, or all”. Any reference in this Agreement to a Person’s directors shall include any member of such Person’s governing body and any reference in this Agreement to a Person’s officers shall include any Person filling a substantially similar position for such Person. Any reference in this Agreement or any Additional Agreement to a Person’s shareholders or shareholders shall include any applicable owners of the equity interests of such Person, in whatever form.

(d) Unless otherwise specified, any reference to any agreement (including this Agreement), instrument, or other document includes all schedules, exhibits, or other attachments referred to therein, and any reference to a statute or other law means such law as amended, restated, supplemented or otherwise modified from time to time and includes any rule, regulation, ordinance or the like promulgated thereunder, in each case, as amended, restated, supplemented or otherwise modified from time to time.

(e) Any reference to a numbered schedule means the same-numbered section of the disclosure schedule. Any reference in a schedule contained in the disclosure schedules delivered by a party hereunder shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the applicable representations and warranties (or applicable covenants) that are contained in the section or subsection of this Agreement that corresponds to such schedule and any other representations and warranties of such party that are contained in this Agreement to which the relevance of such item thereto is reasonably apparent on its face. The mere inclusion of an item in a schedule as an exception to (or, as applicable, a disclosure for purposes of) a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item would have a material adverse effect or establish any standard of materiality to define further the meaning of such terms for purposes of this Agreement. Nothing in the disclosure schedules constitutes an admission of any liability or obligation of the disclosing party to any third party or an admission to any third party, including any Authority, against the interest of the disclosing party, including any possible breach of violation of any Contract or Law. Summaries of any written document in the disclosure schedules do not purport to be complete and are qualified in their entirety by the written document itself. The disclosure schedules and the information and disclosures contained therein are intended only to qualify and limit the representations and warranties of the parties contained in this Agreement, and shall not be deemed to expand in any way the scope or effect of any of such representations and warranties.

Annex A-6

(f) If any action is required to be taken or notice is required to be given within a specified number of days following a specific date or event, the day of such date or event is not counted in determining the last day for such action or notice. If any action is required to be taken or notice is required to be given on or before a particular day which is not a Business Day, such action or notice shall be considered timely if it is taken or given on or before the next Business Day.

Article II
PURCHASE AND SALE

2.1 Contribution. Upon the terms and subject to the conditions of this Agreement, at the Closing, Sponsor hereby shall contribute, transfer, convey, assign and deliver to SPAC, and SPAC shall acquire and accept from Sponsor, all worldwide rights, title and interest of Sponsor in and to the following assets, as the same may exist on the Closing Date, free and clear of Liens, except as expressly set forth in the Patent Purchase Agreement (collectively, the “Contributed Assets”):

(a) The MindMaze IP, including for the avoidance of doubt (i) all goodwill appurtenant thereto; and (ii) all of Sponsor’s right, title and interest in and to any and all causes of action and rights of recovery for past infringement or misappropriation of the MindMaze IP;

(b) The Patent Purchase Agreement; and

(c) all rights under all other Contracts that relate to the MindMaze IP.

2.2 Assumption of Liabilities. At the Closing, SPAC shall assume and agree to perform and discharge when due in accordance with their respective terms all claims, liabilities and obligations of any nature relating to the Contributed Assets, as the same may exist on the Closing Date, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, asserted or unasserted, including all liabilities and obligations of Sponsor under the Patent Purchase Agreement which for the avoidance of doubt include the obligation to pay to MindMaze the MindMaze IP Purchase Price on the timeline provided in the Patent Purchase Agreement and the obligation to share certain revenues with MindMaze as set forth in the Patent Purchase Agreement (collectively, the “Assumed Liabilities”).

2.3 Exchange. As consideration for the contribution to SPAC by Sponsor of the Contributed Assets, at the Closing SPAC shall accept the contribution of the Contributed Assets, assume the Assumed Liabilities and pay the Exchange Consideration to Sponsor.

2.4 Taking of Necessary Action; Further Action. If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest SPAC with full right, title and interest in, to and under, and/or possession of, all assets, property, rights, privileges, powers and franchises of Sponsor, the officers and managers of Sponsor are fully authorized in the name and on behalf of Sponsor, to take all lawful action necessary or desirable to accomplish such purpose or acts, so long as such action is not inconsistent with this Agreement.

Article III
CLOSING

3.1 Closing. Unless this Agreement is earlier terminated in accordance with Article X, the closing of the transactions contemplated hereby (the “Closing”) shall take place electronically or at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, New York, at 10:00 a.m. local time but shall be deemed to have occurred for all purposes as of 12:01 a.m. local time, no later than four (4) Business Days after the last of the conditions to Closing set forth in Article IX have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), or at such other time, date and location as SPAC and Sponsor agree to in writing. The parties may participate in the Closing via electronic means. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”

Annex A-7

Article IV
REPRESENTATIONS AND WARRANTIES OF SPONSOR

Except as set forth in the disclosure schedules delivered by Sponsor to SPAC prior to the execution of this Agreement (with specific reference to the particular section or subsection of this Agreement to which the information set forth in such disclosure letter relates (which qualify (a) the correspondingly numbered representation, warranty or covenant specified therein and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent on its face or cross-referenced), Sponsor hereby represents and warrants to SPAC as of the date hereof and as of the Closing Date as follows:

4.1 Corporate Existence and Power. Sponsor is a limited liability company duly organized, validly existing and in good standing under the Laws of the Cayman Islands. Sponsor has the company power and authority to own, lease or otherwise hold and operate its properties and other assets and to carry on its business as presently conducted. Sponsor has made available to SPAC, prior to the date of this Agreement, complete and accurate copies of its organizational or constitutive documents, in each case as amended to the date hereof. The organizational or constitutive documents of Sponsor so delivered are in full force and effect. Sponsor is not in violation of its organizational or constitutive documents.

4.2 Authorization. Sponsor has all requisite company power and authority to execute and deliver this Agreement and the Additional Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Sponsor of this Agreement and the Additional Agreements to which it is a party and the consummation by Sponsor of the transactions contemplated hereby and thereby have been duly authorized by all necessary company action on the part of Sponsor. No other proceedings on the part of Sponsor are necessary to authorize this Agreement or the Additional Agreements to which it is a party or to consummate the transactions contemplated hereby or thereby. This Agreement and the Additional Agreements to which Sponsor is a party have been duly executed and delivered by Sponsor and, assuming the due authorization, execution and delivery by each of the other parties hereto and thereto (other than Sponsor), this Agreement and the Additional Agreements to which Sponsor is a party constitute a legal, valid and binding obligation of Sponsor, enforceable against Sponsor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies (the “Enforceability Exceptions”).

4.3 Governmental Authorization. None of the execution, delivery or performance by Sponsor of this Agreement or any Additional Agreement to which Sponsor is or will be a party, or the consummation by Sponsor of the transactions contemplated hereby or thereby, requires any consent, approval, license, Order or other action by or in respect of, or registration, declaration or filing with, any Authority.

4.4 Non-Contravention. None of the execution, delivery or performance by Sponsor of this Agreement or any Additional Agreement to which Sponsor is or will be a party or the consummation by Sponsor of the transactions contemplated hereby and thereby does or will (a) contravene or conflict with any provision of the organizational or constitutive documents of Sponsor, (b) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to Sponsor or to any of its properties, rights or assets, (c) except for the Contracts listed on Schedule 4.5 requiring Sponsor Consents (but only as to the need to obtain such Sponsor Consents), (i) require consent, approval or waiver under, (ii) constitute a default under or breach of (with or without the giving of notice or the passage of time or both), (iii) violate, (iv) give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of Sponsor or to a loss of any material benefit to which Sponsor is entitled, in the case of each of clauses (i) – (iv), under any provision of any Permit, Contract or other instrument or obligations binding upon Sponsor or any of its properties, rights or assets, (d) result in the creation or imposition of any Lien (except for Permitted Liens) on any of Sponsor’s properties, rights or assets, including the Contributed Assets, or (e) require any consent, approval or waiver from any Person pursuant to any provision of the organizational or constitutive documents of Sponsor.

4.5 Consents. The Contracts listed on Schedule 4.5 are the only Contracts requiring a consent, approval, authorization, order or other action of or filing with any Person as a result of the execution, delivery and performance by Sponsor of this Agreement or any Additional Agreement to which Sponsor is or will be a party or the consummation by Sponsor of the transactions contemplated hereby or thereby (each of the foregoing, a “Sponsor Consent”).

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4.6 Litigation. Except as set forth on Schedule 4.6, there is no Action pending or, to the Knowledge of Sponsor, threatened against or affecting Sponsor, any of the officers or managers of Sponsor in connection with the Contributed Assets before any Authority or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement or any Additional Agreement. There are no outstanding judgments against Sponsor or to which the Contributed Assets are subject. Neither Sponsor nor any of the Contributed Assets have been subject to any Action by any Authority.

4.7 Contracts.

(a) Schedule 4.7(a) sets forth a correct and complete list, as of the date of this Agreement, of all of the Contracts as amended to date which are currently in effect to which Sponsor is a party or by which any of its assets is bound which relate to the Contributed Assets or the Assumed Liabilities (collectively, “Material Contracts”):

(b) Each Material Contract is (i) a valid and binding agreement, (ii) in full force and effect and (iii) enforceable by and against Sponsor and each counterparty that is party thereto, subject, in the case of this clause (iii), to the Enforceability Exceptions. Neither Sponsor nor, to Sponsor’s Knowledge, any other party to a Material Contract is in material breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Material Contract. Sponsor has not assigned, delegated or otherwise transferred any of its rights or obligations under any Material Contract or granted any power of attorney with respect thereto.

4.8 Compliance with Laws.

(a) Neither Sponsor nor, to the Knowledge of Sponsor, any Representative or other Person acting on behalf of Sponsor, is in violation in any material respect of, and no such Person has failed to be in compliance in all material respects with, all applicable Laws and Orders. (i) No event has occurred or circumstance exists that (with or without notice or due to lapse of time) would reasonably be expected to constitute or result in a violation by Sponsor of, or failure on the part of Sponsor to comply with, or any liability suffered or incurred by Sponsor in respect of any violation of or material noncompliance with, any Laws, Orders or policies by Authority that are or were applicable to it or the conduct or operation of its business or the ownership or use of any of its assets and (ii) no Action is pending, or to the Knowledge of Sponsor, threatened, alleging any such violation or noncompliance by Sponsor. Sponsor has not been threatened in writing or, to Sponsor’s Knowledge, orally to be charged with, or given written or, to Sponsor’s Knowledge, oral notice of any violation of any Law or any judgment, order or decree entered by any Authority.

(b) Neither Sponsor nor, to the Knowledge of Sponsor, any Representative or other Person acting on behalf of Sponsor is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

4.9 Intellectual Property.

(a) Except as described in the Patent Purchase Agreement, Sponsor is the sole and exclusive owner of each item of Sponsor Owned IP, free and clear of any Liens. Sponsor is the sole and exclusive licensee of each item of Sponsor Exclusively Licensed IP, free and clear of any Liens. Sponsor has a valid right to use the Sponsor Licensed IP. Sponsor is contributing the Sponsor Owned IP to SPAC and Sponsor has not operated a business related to the Sponsor Owned IP.

(b) Schedule 4.9(b) sets forth a correct and complete list of all (i) Registered IP; (ii) unregistered material Trademarks constituting Sponsor Owned IP; (iii) Domain Names constituting Sponsor Owned IP; and (iv) all social media handles constituting Sponsor Owned IP; accurately specifying as to each of the foregoing, as applicable: (A) the filing number, issuance or registration number, or other identify details; (B) the owner and nature of the ownership; and (C) the jurisdictions by or in which such Registered Owned IP has been issued, registered, or in which an application for such issuance or registration has been filed or for unregistered material Trademarks, used by Sponsor.

(c) To the Knowledge of Sponsor, all Registered Owned IP is subsisting and valid and enforceable. To the Knowledge of Sponsor, all Registered Exclusively Licensed IP is subsisting, valid and enforceable. To the Knowledge of Sponsor, all Persons (including Sponsor) have, in connection with the prosecution of all Patents before the United States Patent and Trademark Office and other similar offices in other jurisdictions complied with the applicable obligations of candor owed to the United States Patent and Trademark Office and such other offices.

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No Registered Owned IP, and no Registered Exclusively Licensed IP, is or has been involved in any interference, opposition, reissue, reexamination, revocation or equivalent proceeding, and no such proceeding has been threatened in writing with respect thereto. To the Knowledge of Sponsor, in the past six (6) years, there have been no claims filed, served or threatened in writing, or orally threatened, against Sponsor or MindMaze contesting the validity, use, ownership, enforceability, patentability, registrability, or scope of any Registered IP. All registration, maintenance and renewal fees currently due in connection with any Registered Owned IP, and all Registered Exclusively Licensed IP, have been paid and all documents, recordations and certificates in connection therewith have been filed with the authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting, maintaining and perfecting such rights and recording Sponsor’s ownership or interests therein.

(d) To the Knowledge of Sponsor, in the past six (6) years, no third Person has conflicted with, infringed, misappropriated, or otherwise violated any Sponsor IP.

(e) In the past six (6) years, neither Sponsor nor MindMaze has filed, served, or threatened a third Person with any material claims alleging any conflict with, infringement, misappropriation, or other violation of any Sponsor IP. There are no Actions pending that involve a claim against a third Person by Sponsor or MindMaze alleging infringement or misappropriation of Sponsor IP. Neither Sponsor nor MindMaze is subject to any Order that adversely restricts the use, transfer, registration or licensing of any such Intellectual Property by Sponsor.

(f) Except as set forth on Schedule 4.9(f), each employee, agent, consultant, and contractor who has contributed to or participated in the creation or development of any Intellectual Property on behalf of Sponsor or MindMaze has executed a form of proprietary information and/or inventions agreement or similar written Contract with Sponsor under which such Person: (i) has assigned all right, title and interest in and to such Intellectual Property to Sponsor (or such predecessor in interest, as applicable); and (ii) is obligated to maintain the confidentiality of Sponsor’s confidential information both during and after the term of such Person’s employment or engagement. To the extent any such proprietary information and/or inventions agreement or other similar written Contract permitted such employee, agent, consultant, and contractor to exclude from the scope of such agreement or Contract any Intellectual Property in existence prior to the date of the employment or relationship, no such employee, agent, consultant, and contractor excluded Intellectual Property that was related to the business of Sponsor or MindMaze. To the Knowledge of Sponsor, no employee, agent, consultant or contractor of Sponsor or MindMaze is or has been in violation of any term of any such Contract.

(g) No government funding or facility of a university, college, other educational institution or research center was used in the development of any item of Sponsor Owned IP or Sponsor Exclusively Licensed IP

(h) Except as described in the Patent Purchase Agreement, (i) none of the execution, delivery or performance by Sponsor of this Agreement or any of the Additional Agreements to which Sponsor is or will be a party or the consummation by Sponsor of the transactions contemplated hereby or thereby, and (ii) none of the execution, delivery and performance by MindMaze of the Patent Purchase Agreement or any exhibit or ancillary agreement thereto will (A) cause any item of Sponsor Owned IP, or any material item of Sponsor Licensed IP immediately prior to the Closing, to not be owned, licensed or available for use by Sponsor on substantially the same terms and conditions immediately following the Closing or (B) require any additional payment obligations by Sponsor in order to use or exploit any other such Intellectual Property to the same extent as Sponsor was permitted immediately before the Closing.

(i) Except as set forth in the Patent Purchase Agreement, Sponsor is not obligated under any Contract to make any payments by way of royalties, fees, or otherwise to any owner or licensor of, or other claimant to, any Intellectual Property.

(j) No Sponsor IP is subject to any technology or source code escrow arrangement or obligation.

4.10 Undisclosed Liabilities. Sponsor has no debts, claims, commitments, liabilities or obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, asserted or unasserted, arising out of or relating to the Contributed Assets, except as set forth in the Patent Purchase Agreement.

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4.11 Finders’ Fees. Except as set forth on Schedule 4.11, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Sponsor or any of its Affiliates who might be entitled to any fee or commission from Sponsor, SPAC or any of their respective Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.

4.12 Anti-Money Laundering Laws.

(a) Sponsor currently is and has been, in compliance with applicable Laws related to (i) anti-corruption or anti-bribery, including the U.S. Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq., and any other equivalent or comparable Laws of other countries (collectively, “Anti-Corruption Laws”), (ii) economic sanctions administered, enacted or enforced by any Authority (collectively, “Sanctions Laws”), (iii) export controls, including the U.S. Export Administration Regulations, 15 C.F.R. §§ 730, et seq., and any other equivalent or comparable Laws of other countries (collectively, “Export Control Laws”), (iv) anti-money laundering, including the Money Laundering Control Act of 1986, 18 U.S.C. §§ 1956, 1957, and any other equivalent or comparable Laws of other countries (collectively, “Anti-Money Laundering Laws”); (; (v) anti-boycott regulations, as administered by the U.S. Department of Commerce; and (vi) importation of goods, including Laws administered by the U.S. Customs and Border Protection, Title 19 of the U.S.C. and C.F.R., and any other equivalent or comparable Laws of other countries (collectively, “International Trade Control Laws”).

(b) Neither Sponsor nor, to the Knowledge of Sponsor, any Representative of Sponsor (acting on behalf of Sponsor), is or is acting under the direction of, on behalf of or for the benefit of a Person that is, (i) the subject of Sanctions Laws or identified on any sanctions or similar lists administered by an Authority, including the U.S. Department of the Treasury’s Specially Designated Nationals List, the U.S. Department of Commerce’s Denied Persons List and Entity List, the U.S. Department of State’s Debarred List, HM Treasury’s Consolidated List of Financial Sanctions Targets and the Investment Bank List, or any similar list enforced by any other relevant Authority, as amended from time to time, or any Person owned or controlled by any of the foregoing (collectively, “Prohibited Party”); (ii) the target of any Sanctions Laws; (iii) located, organized or resident in a country or territory that is, or whose government is, the target of comprehensive trade sanctions under Sanctions Laws, including, as of the date of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria; or (iv) an officer or employee of any Authority or public international organization, or officer of a political party or candidate for political office. Neither Sponsor nor, to the Knowledge of Sponsor, any Representative of Sponsor (acting on behalf of Sponsor ), (A) has participated in any transaction involving a Prohibited Party, or a Person who is the target of any Sanctions Laws, or any country or territory that was during such period or is, or whose government was during such period or is, the target of comprehensive trade sanctions under Sanctions Laws, (B) to the Knowledge of Sponsor, has exported (including deemed exportation) or re-exported, directly or indirectly, any commodity, software, technology, or services in violation of any applicable Export Control Laws or (C) has participated in any transaction in violation of or connected with any purpose prohibited by Anti-Corruption Laws or any applicable International Trade Control Laws, including support for international terrorism and nuclear, chemical, or biological weapons proliferation.

(c) Sponsor has not received written notice of, and, to the Knowledge of Sponsor, none of its Representatives is or has been the subject of, any investigation, inquiry or enforcement proceedings by any Authority regarding any offense or alleged offense under Anti-Corruption Laws, Sanctions Laws, Anti-Money Laundering Laws, Export Control Laws or International Trade Control Laws (including by virtue of having made any disclosure relating to any offense or alleged offense) and, to the Knowledge of Sponsor, there are no circumstances likely to give rise to any such investigation, inquiry or proceeding.

4.13 No Trading or Short Position. None of Sponsor nor any of its managers and officers, members and employees has engaged in any short sale of SPAC’s voting stock or any other type of hedging transaction involving SPAC’s securities (including, without limitation, depositing shares of SPAC’s securities with a brokerage firm where such securities are made available by the broker to other customers of the firm for purposes of hedging or short selling SPAC’s securities).

4.14 Not an Investment Company. Sponsor it not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

4.15 Information Supplied. None of the information supplied or to be supplied by Sponsor expressly for inclusion or incorporation by reference in the filings with the SEC and mailings to SPAC’s shareholders with respect to the solicitation of proxies to approve the transactions contemplated by this Agreement and the Additional

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Agreements, if applicable, will, at the time of the SPAC Shareholder Meeting or at the Closing Date, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by Sponsor or included in the SPAC SEC Documents, the Additional SPAC SEC Documents or the Proxy Statement).

4.16 Survival of Representations and Warranties. The representations and warranties of Sponsor contained in this Agreement (whether or not contained in Article IV) or in any certificate delivered pursuant to Article IX shall survive the Closing and the consummation of the transactions contemplated hereby for a period of 15 months after the Closing Date.

Article V
REPRESENTATIONS AND WARRANTIES OF SPAC

Except as disclosed in the SPAC SEC Documents filed with or furnished to the SEC prior to the date of this Agreement (other than any risk factor disclosures or other similar cautionary or predictive statements therein), SPAC hereby represents and warrants to Sponsor as of the date hereof and as of the Closing Date as follows:

5.1 Corporate Existence and Power. SPAC is a company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands.

5.2 Corporate Authorization. SPAC has all requisite corporate power and authority to execute and deliver this Agreement and the Additional Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby, subject to receipt of the SPAC Shareholder Approval. The execution and delivery by SPAC of this Agreement and the Additional Agreements to which it is a party and the consummation by SPAC of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of SPAC. No other corporate proceedings on the part of SPAC are necessary to authorize this Agreement or the Additional Agreements to which it is a party or to consummate the transactions contemplated by this Agreement (other than the receipt of the SPAC Shareholder Approval) or the Additional Agreements. This Agreement and the Additional Agreements to which SPAC is a party have been duly executed and delivered by SPAC and, assuming the due authorization, execution and delivery by each of the other parties hereto and thereto (other than SPAC), this Agreement and the Additional Agreements to which SPAC is a party constitute a legal, valid and binding obligation of SPAC, enforceable against SPAC in accordance with their respective terms, subject to the Enforceability Exceptions. The affirmative vote of holders of a majority of the then outstanding SPAC Ordinary Shares present in person or by proxy and entitled to vote at the SPAC Shareholder Meeting, assuming a quorum is present (the “SPAC Shareholder Approval”), is the only vote of the holders of any of SPAC’s capital stock necessary to adopt this Agreement and approve the Contribution and the consummation of the other transactions contemplated hereby.

5.3 Governmental Authorization. Assuming the accuracy of the representations and warranties of and Sponsor set forth in Section 4.3, none of the execution, delivery or performance of this Agreement or any Additional Agreement by SPAC or the consummation by SPAC of the transactions contemplated hereby and thereby requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any Authority, except for any filing required pursuant to the HSR Act and any other applicable Antitrust Laws.

5.4 Non-Contravention. The execution, delivery and performance by SPAC of this Agreement or the consummation by SPAC of the transactions contemplated hereby and thereby do not and will not (a) contravene or conflict with the organizational or constitutive documents of SPAC, or (b) contravene or conflict with or constitute a violation of any provision of any Law or any Order binding upon SPAC.

5.5 Finders’ Fees. Except for the Persons identified on Schedule 5.5, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of SPAC or its Affiliates who might be entitled to any fee or commission from Sponsor or any of its Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.

5.6 [Reserved].

5.7 Capitalization. As of the date of this Agreement, the authorized share capital of SPAC consists of $55,500 divided into 500,000,000 Class A ordinary shares of a par value of $0.0001 each, 50,000,000 Class B ordinary shares of a par value of $0.0001 each (“SPAC Class B Ordinary Shares”) and 5,000,000 preference shares of a par

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value of $0.0001 each (“SPAC Preference Shares”), of which 81,520 SPAC Class A Ordinary Shares (inclusive of SPAC Class A Ordinary Shares included in any outstanding SPAC Units), 6,325,000 SPAC Class B Ordinary Shares and no SPAC Preference Shares are issued and outstanding. In addition, 21,525,000 SPAC Warrants (inclusive of SPAC Warrants included in any outstanding SPAC Units) exercisable for 21,525,000 Purchase Class A Ordinary Shares are issued and outstanding. No other shares of capital stock or other voting securities of SPAC are issued, reserved for issuance or outstanding. All issued and outstanding SPAC Ordinary Shares are duly authorized, validly issued, fully paid and nonassessable and are not subject to, and were not issued in violation of, any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Cayman Companies Act, SPAC’s organizational documents or any contract to which SPAC is a party or by which SPAC is bound. Except as set forth in SPAC’s organizational documents, there are no outstanding contractual obligations of SPAC to repurchase, redeem or otherwise acquire any SPAC Ordinary Shares or any capital equity of SPAC. There are no outstanding contractual obligations of SPAC to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

5.8 Information Supplied. None of the information supplied or to be supplied by SPAC expressly for inclusion or incorporation by reference in the filings with the SEC and mailings to SPAC’s shareholders with respect to the solicitation of proxies to approve the transactions contemplated by this Agreement and the Additional Agreements, if applicable, will, at the date of filing or mailing, at the time of the SPAC Shareholder Meeting or at the Closing Date, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by SPAC or included in the SPAC SEC Documents, the Additional SPAC SEC Documents or the Proxy Statement).

5.9 Trust Fund. As of the date of this Agreement, SPAC has at least approximately $1.04 million in the trust fund established by SPAC for the benefit of its public shareholders (the “Trust Fund”) in a trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company (the “Trustee”) at J.P. Morgan Chase Bank, N.A., and such monies are invested in “government securities” (as such term is defined in the Investment Company Act of 1940) and held in trust by the Trustee pursuant to the Investment Management Trust Agreement dated as of December 8, 2021, between SPAC and the Trustee (the “Trust Agreement”). The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms, except as may be limited by the Enforceability Exceptions, and has not been amended or modified. There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the SPAC SEC Documents to be inaccurate in any material respect or that would entitle any Person (other than shareholders of SPAC holding SPAC Class A Ordinary Shares sold in SPAC’s IPO who shall have elected to redeem their shares of SPAC Common Stock pursuant to the SPAC Articles) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except in accordance with the Trust Agreement and the SPAC Articles. SPAC has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and, to the knowledge of SPAC, no event has occurred which, with due notice or lapse of time or both, would reasonably be expected to constitute such a material default thereunder. There are no claims or proceedings pending with respect to the Trust Account.

5.10 [Reserved].

5.11 Board Approval. Board of Directors of SPAC (including any required committee or subgroup of such board) has unanimously (i) declared the advisability of the transactions contemplated by this Agreement, (ii) determined that the transactions contemplated hereby are in the best interests of the shareholders of SPAC and (iii) determined that the transactions contemplated hereby constitute a “Business Combination” as such term is defined in the SPAC Articles and (iv) recommended to SPAC’s shareholders to adopt and approve each of the SPAC Proposals.

5.12 SPAC SEC Documents and Financial Statements.

(a) Except as set forth on Schedule 5.12, SPAC has filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by SPAC with the SEC since SPAC’s formation under the Exchange Act or the Securities Act, together with any amendments, restatements or supplements thereto, and will use commercially reasonable efforts to file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement (the “Additional

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SPAC SEC Documents”). SPAC has made available to Sponsor copies in the form filed with the SEC of all of the following, except to the extent available in full without redaction on the SEC’s website through EDGAR for at least two (2) Business Days prior to the date of this Agreement: (i) SPAC’s Annual Reports on Form 10-K for each fiscal year and Quarterly Reports on Form 10-Q for each quarterly period of SPAC beginning with the first year that SPAC was required to file such a form, (ii) all proxy statements relating to SPAC’s meetings of shareholders (whether annual or special) held, and all information statements relating to shareholder consents, since the beginning of the first fiscal year referred to in clause (i) above, (iii) SPAC’s Form 8-Ks filed since the beginning of the first fiscal year referred to in clause (i) above, and (iv) all other forms, reports, registration statements and other documents (other than preliminary materials if the corresponding definitive materials have been provided to Sponsor pursuant to this Section 5.12) filed by SPAC with the SEC since SPAC’s formation (the forms, reports, registration statements and other documents referred to in clauses (i) through (iv) above, whether or not available through EDGAR, collectively, as they have been amended, revised or superseded by a later filing, the “SPAC SEC Documents”).

(b) SPAC SEC Documents were, and the Additional SPAC SEC Documents will be, prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations thereunder. SPAC SEC Documents did not, and the Additional SPAC SEC Documents will not, at the time they were or are filed, as the case may be, with the SEC (except to the extent that information contained in any SPAC SEC Document or Additional SPAC SEC Document has been or is revised or superseded by a later filed SPAC SEC Document or Additional SPAC SEC Document, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing does not apply to statements in or omissions in any information supplied or to be supplied by Sponsor expressly for inclusion or incorporation by reference in any SPAC SEC Documents, any Additional SPAC SEC Documents or the Proxy Statement.

(c) As used in this Section 5.12, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

5.13 Certain Business Practices. Neither SPAC nor, to the knowledge of SPAC, any Representative of SPAC (acting on behalf of SPAC) has (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) made any unlawful payment to foreign or domestic government officials, employees or political parties or campaigns, (c) violated any provision of the Anti-Corruption Laws or (d) made any other unlawful payment. Neither SPAC nor any director, officer, or, to the knowledge of SPAC, any agent or employee of SPAC (nor any Person acting on behalf of any of the foregoing, but solely in his or her capacity as a director, officer, employee or agent of SPAC) has, since the IPO, directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder SPAC or assist SPAC in connection with any actual or proposed transaction, which, if not given or continued in the future, would reasonably be expected to (i) adversely affect the business of SPAC and (ii) subject SPAC to suit or penalty in any private or governmental Action.

5.14 Anti-Money Laundering Laws. The operations of SPAC are and have at all times been conducted in compliance with the Anti-Money Laundering Laws, and no Action involving SPAC with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of SPAC, threatened.

5.15 Affiliate Transactions. Except as described in SPAC SEC Documents, there are no transactions, agreements, arrangements or understandings between SPAC or any of its subsidiaries, on the one hand, and any director, officer, employee, shareholder, warrant holder or Affiliate of SPAC or any of its subsidiaries, on the other hand.

5.16 Litigation. There is no (a) Action pending or, to the knowledge of SPAC, threatened against SPAC or any of its subsidiaries or that affects its or their assets or properties, or (b) Order outstanding against SPAC or any of its subsidiaries or that affects its or their assets or properties. Neither SPAC nor any of its subsidiaries is party to a settlement or similar agreement regarding any of the matters set forth in the preceding sentence that contains any ongoing obligations, restrictions or liabilities (of any nature) that are material to SPAC and its subsidiaries.

5.17 Expenses, indebtedness and Other Liabilities. Except as set forth in SPAC SEC Documents, SPAC does not have any indebtedness or other liabilities.

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Article VI
COVENANTS OF THE PARTIES PENDING CLOSING

6.1 Conduct of the Business. Each of Sponsor and SPAC covenants and agrees that:

(a) Except as expressly contemplated by this Agreement or the Additional Agreements or as set forth on Schedule 6.1(a), from the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms (the “Interim Period”), each party shall duly observe and comply with all applicable Laws and Orders. Without limiting the generality of the foregoing, and except as expressly contemplated by this Agreement or the Additional Agreements, or as required by applicable Laws, from the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with its terms, without the other party’s prior written consent (which shall not be unreasonably conditioned, withheld or delayed), neither Sponsor nor SPAC shall, or permit its Subsidiaries to:

(i) amend, modify or supplement its certificate of incorporation or bylaws or other organizational or governing documents except as contemplated hereby, or engage in any reorganization, reclassification, liquidation, dissolution or similar transaction;

(ii) amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way or relinquish any material right under, any (A) in the case of Sponsor, any Material Contract or (B) in the case of SPAC, material contract, agreement, lease, license or other right or asset of SPAC, as applicable;

(iii) solely in the case of Sponsor, sell, lease, license or otherwise dispose of the MindMaze IP;

(iv) solely in the case of Sponsor, permit any MindMaze IP to go abandoned or expire for failure to make an annuity or maintenance fee payment, or file any necessary paper or action to maintain such rights;

(v) (A) pay, declare or promise to pay any dividends, distributions or other amounts with respect to its capital stock or other equity securities; (B) pay, declare or promise to pay any other amount to any shareholder or other equityholder in its capacity as such; and (C) except as contemplated hereby or by any Additional Agreement, amend any term, right or obligation with respect to any outstanding shares of its capital stock or other equity securities;

(vi) (A) make any loan, advance or capital contribution to any Person; (B) incur any indebtedness including drawings under the lines of credit, if any, other than (1) loans evidenced by promissory notes made to SPAC as working capital advances as described in the Prospectus and (2) intercompany indebtedness; or (C) repay or satisfy any indebtedness, other than the repayment of indebtedness in accordance with the terms thereof;

(vii) solely in the case of Sponsor, suffer or incur any Lien on the MindMaze IP, except as expressly set forth in the Patent Purchase Agreement;

(viii) delay, accelerate or cancel, or waive any material right with respect to indebtedness owed to Sponsor or SPAC, as applicable;

(ix) institute, settle or agree to settle any Action before any Authority, in each case in excess of $100,000 (exclusive of any amounts covered by insurance) or that imposes injunctive or other non-monetary relief on such party;

(x) change its principal place of business or jurisdiction of organization;

(xi) solely in the case of SPAC, issue, redeem or repurchase any capital stock, membership interests or other securities, or issue any securities exchangeable for or convertible into any shares of its capital stock or other securities, other than any redemption by SPAC of SPAC Class A Ordinary Shares and SPAC Units held by its public shareholders or as otherwise contemplated herein or in any Additional Agreement;

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(xii) fail to duly observe and conform to any applicable Laws and Orders; or

(xiii) agree or commit to do any of the foregoing.

(b) Neither party shall (i) take or agree to take any action that would be reasonably likely to cause any representation or warranty of such party to be inaccurate or misleading in any respect at, or as of any time prior to, the Closing Date or (ii) omit to take, or agree to omit to take, any action necessary to prevent any such representation or warranty from being inaccurate or misleading in any respect at any such time.

6.2 Exclusivity.

(a) During the Interim Period, neither Sponsor, on the one hand, nor SPAC, on the other hand, shall, and such Persons shall cause each of their respective Representatives not to, without the prior written consent of the other party (which consent may be withheld in the sole and absolute discretion of the party asked to provide consent), directly or indirectly, (i) encourage, solicit, initiate, engage or participate in negotiations with any Person concerning any Alternative Transaction, (ii) take any other action intended or designed to facilitate the efforts of any Person relating to a possible Alternative Transaction or (iii) approve, recommend or enter into any Alternative Transaction or any contract or agreement related to any Alternative Transaction. Immediately following the execution of this Agreement, each of Sponsor, on the one hand, and SPAC, on the other hand, shall, and shall cause each of their Representatives, to terminate any existing discussion or negotiations with any Persons other than Sponsor or SPAC, as applicable, concerning any Alternative Transaction. Each of Sponsor and SPAC shall be responsible for any acts or omissions of any of its respective Representatives that, if they were the acts or omissions of Sponsor or SPAC, as applicable, would be deemed a breach of such party’s obligations hereunder (it being understood that such responsibility shall be in addition to and not by way of limitation of any right or remedy Sponsor or SPAC, as applicable, may have against such Representatives with respect to any such acts or omissions). For purposes of this Agreement, the term “Alternative Transaction” means any of the following transactions involving Sponsor or SPAC or their respective Subsidiaries (other than the transactions contemplated by this Agreement or the Additional Agreements): (A) any merger, consolidation, share exchange, business combination or other similar transaction, or (B) any sale, lease, exchange, transfer or other disposition of all or a material portion of the MindMaze IP in a single transaction or series of transactions.

(b) In the event that there is a proposal for, or an indication of interest in entering into, an Alternative Transaction, communicated in writing to Sponsor or SPAC or any of their respective Representatives (each, an “Alternative Proposal”), such party shall as promptly as practicable (and in any event within one (1) Business Day after receipt thereof) advise the other parties to this Agreement, orally and in writing, of such Alternative Proposal and the material terms and conditions thereof (including any changes thereto) and the identity of the Person making any such Alternative Proposal. Sponsor and SPAC shall keep each other informed on a reasonably current basis of material developments with respect to any such Alternative Proposal. As used herein with respect to SPAC, the term “Alternative Proposal” shall not include the receipt by SPAC of any unsolicited communications (including the receipt of draft non-disclosure agreements) in the ordinary course of business inquiring as to SPAC’s interest in a potential target for a business combination; provided, however, that SPAC shall inform the person initiating such communication of the existence of this Agreement.

6.3 Access to Information. During the Interim Period, Sponsor and SPAC shall each, use its commercially reasonable efforts to, (a) continue to give the other party, its legal counsel and its other Representatives full access to the offices, properties and Books and Records, (b) furnish to the other party, its legal counsel and its other Representatives such information relating to the business of Sponsor and SPAC as such Persons may request and (c) cause its employees, legal counsel, accountants and other Representatives to cooperate with the other party in its investigation of the business of Sponsor or SPAC, as applicable; provided, that no investigation pursuant to this Section 6.3 (or any investigation made prior to the date hereof) shall affect any representation or warranty given by Sponsor or SPAC.

6.4 Notices of Certain Events. During the Interim Period, each of SPAC and Sponsor shall promptly notify the other parties of:

(a) any notice from any Person alleging or raising the possibility that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or that the transactions contemplated by this Agreement might give rise to any Action or other rights by or on behalf of such Person or result in the loss of any rights or privileges of Sponsor (or SPAC, post-Closing) to any such Person or create any Lien on any of Sponsor’s or SPAC’s assets;

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(b) any notice or other communication from any Authority in connection with the transactions contemplated by this Agreement or the Additional Agreements;

(c) any Actions commenced or threatened against, relating to or involving or otherwise affecting SPAC, Sponsor or any of their shareholders or their equity, assets or business or that relate to the consummation of the transactions contemplated by this Agreement or the Additional Agreements; and

(d) any inaccuracy of any representation or warranty of such party contained in this Agreement at any time during the term hereof, or any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, that would reasonably be expected to cause any of the conditions set forth in Article IX not to be satisfied.

6.5 Cooperation with Proxy Statement.

(a) Sponsor shall promptly provide to SPAC such information concerning Sponsor and the MindMaze IP as is either required by the federal securities Laws or reasonably requested by SPAC for inclusion in the Offer Documents. Promptly after the receipt by SPAC from Sponsor of all such information, SPAC shall prepare and file with the SEC, and with all other applicable regulatory bodies, proxy materials (the “Proxy Statement”) for the purpose of soliciting proxies from holders of SPAC Ordinary Shares sufficient to obtain SPAC Shareholder Approval at a meeting of holders of SPAC Ordinary Shares to be called and held for such purpose (the “SPAC Shareholder Meeting”). SPAC shall promptly respond to any SEC comments on the Proxy Statement. The Proxy Statement and the documents included or incorporated by reference to therein, together with any supplements, amendments, annexes or exhibits thereto, are referred to herein as the “Offer Documents”.

(b) SPAC (i) shall permit Sponsor and its counsel to review and comment on the Proxy Statement and any exhibits, amendments or supplements thereto (or other related documents); (ii) shall consider any such comments reasonably and in good faith; and (iii) shall not file the Proxy Statement or any exhibit, amendment or supplement thereto without giving reasonable and good faith consideration to the comments of Sponsor. As promptly as practicable after receipt thereof, SPAC shall provide to Sponsor and its counsel notice and a copy of all correspondence (or, to the extent such correspondence is oral, a summary thereof), including any comments from the SEC or its staff, between SPAC or any of its Representatives, on the one hand, and the SEC or its staff or other government officials, on the other hand, with respect to the Offer Documents, and, in each case, shall consult with Sponsor and its counsel concerning any such correspondence. SPAC shall not file any response letters to any comments from the SEC without consulting reasonably and in good faith with Sponsor. SPAC will use its reasonable efforts to permit Sponsor’s counsel to participate in any calls, meetings or other communications with the SEC or its staff. SPAC will advise Sponsor, promptly after it receives notice thereof, of the time when the Proxy Statement or any amendment or supplement thereto has been filed with the SEC and the time when all SEC comments to the Proxy Statement have been cleared.

(c) As soon as practicable after the Proxy Statement is “cleared” by the SEC, SPAC shall distribute the Proxy Statement to the holders of SPAC Ordinary Shares and, pursuant thereto, shall call the SPAC Shareholder Meeting in accordance with its organizational documents and the applicable Laws of the Cayman Islands and, subject to the other provisions of this Agreement, solicit proxies from such holders to vote in favor of the adoption of this Agreement and the approval of the transactions contemplated hereby and the other matters presented to SPAC’s shareholders for approval or adoption at the SPAC Shareholder Meeting.

(d) SPAC and Sponsor shall comply with all applicable provisions of and rules under the Securities Act and Exchange Act and all applicable Laws of the Cayman Islands, in the preparation, filing and distribution of the Proxy Statement (or any amendment or supplement thereto), as applicable, the solicitation of proxies under the Proxy Statement and the calling and holding of the SPAC Shareholder Meeting. Without limiting the foregoing, SPAC shall ensure that the Proxy Statement, as of the date on which it is first distributed to holders of SPAC Ordinary Shares, and as of the date of the SPAC Shareholder Meeting, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided, that SPAC shall not be responsible for the accuracy or completeness of any information relating to Sponsor and the MindMaze IP (or any other information) that is furnished by Sponsor expressly for inclusion in the Proxy Statement). Sponsor represents and warrants that the information relating to Sponsor and the MindMaze IP supplied by Sponsor for inclusion in the Proxy Statement will not as of the date on which the Proxy Statement (or any amendment or supplement thereto) is first distributed

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to holders of SPAC Ordinary Shares or at the time of the SPAC Shareholder Meeting does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in light of the circumstances under which they were made, not misleading. If at any time prior to the Closing Date, a change in the information relating to SPAC or Sponsor or any other information furnished by SPAC or Sponsor for inclusion in the Proxy Statement, which would make the preceding sentence incorrect, should be discovered by SPAC or Sponsor, as applicable, such party shall promptly notify the other parties of such change or discovery and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Laws, disseminated to SPAC’s shareholders. In connection therewith, SPAC and Sponsor shall instruct their respective employees, counsel, financial advisors, auditors and other authorized representatives to reasonably cooperate with SPAC as relevant if required to achieve the foregoing.

(e) In accordance with the SPAC Articles and applicable securities laws, rules and regulations, including the Cayman Companies Act, in the Proxy Statement, SPAC shall seek from the holders of SPAC Ordinary Shares the approval the following proposals: (i) the SPAC Shareholder Approval; (ii) adoption and approval of the amended and restated memorandum and articles of association of SPAC, to delete the various provisions applicable only to special purpose acquisition companies, in form and substance reasonably acceptable to SPAC (the “Amended SPAC Articles”); (iii) approval to adjourn the SPAC Shareholder Meeting, if necessary; and (iv) approval to obtain any and all other approvals necessary or advisable to effect the consummation of the Contribution as reasonably determined by Sponsor and SPAC (the proposals set forth in the forgoing clauses (i) through (iv) collectively, the “SPAC Proposals”).

(f) SPAC, with the assistance of Sponsor, shall use its reasonable best efforts to cause the Proxy Statement to “clear” comments from the SEC. As soon as practicable after the Proxy Statement is “cleared” by the SEC, SPAC shall cause the Proxy Statement, together will all other Offer Documents, to be disseminated to holders of SPAC Ordinary Shares. The Offer Documents shall provide the public shareholders of SPAC with the opportunity to redeem all or a portion of their public SPAC Ordinary Shares, at a price per share equal to the pro rata share of the funds in the Trust Account (including interest and other income earned on the funds held in the Trust Account and not previously released to SPAC to pay its income taxes, if any), all in accordance with and as required by the SPAC Articles, the Trust Agreement, applicable Laws and any applicable rules and regulations of the SEC. In accordance with the SPAC Articles, the proceeds held in the Trust Account will first be used for the redemption of the SPAC Ordinary Shares held by SPAC’s public shareholders who have elected to redeem such shares.

(g) Notwithstanding anything else to the contrary in this Agreement or any Additional Agreements, SPAC may make any public filing with respect to the Contribution to the extent required by applicable Laws, provided that prior to making any filing that includes information regarding Sponsor, SPAC shall provide a copy of the filing to Sponsor and permit Sponsor to make revisions to protect confidential or proprietary information of Sponsor.

6.6 Trust Account. SPAC covenants that it shall cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement, including for the payment of (a) all amounts payable to public holders of SPAC Ordinary Shares, (b) any deferred underwriting commissions and the expenses of SPAC and Sponsor to the third parties to which they are owed, and (c) the remaining monies in the Trust Account to SPAC after the Closing.

6.7 Cooperation with Regulatory Approvals. SPAC and Sponsor each will, and SPAC and Sponsor will cause each of their respective Affiliates to, use reasonable best efforts to comply as promptly as practicable with all legal requirements which may be imposed on it under any applicable Antitrust Laws in connection with the transactions contemplated by this Agreement. Each party will promptly furnish to the other such information and assistance as the other may reasonably request in connection with its preparation of any filing or submission that is necessary under the HSR Act and any other applicable Antitrust Laws and will use commercially reasonable efforts to cause the expiration or termination of the applicable waiting periods as soon as practicable. Neither SPAC nor Sponsor shall, and each shall use its commercially reasonable efforts to cause their respective Affiliates not to, directly or indirectly take any action, including, directly or indirectly, acquiring or investing in any Person or acquiring, leasing or licensing any assets, or agreement to do any of the foregoing, if doing so would reasonably be expected to impose any material delay in the obtaining of, or significantly increase the risk of not obtaining, any required approval under the HSR Act and any other applicable Antitrust Laws. Without limiting the foregoing, SPAC and Sponsor shall: (i) promptly inform the other of any communication to or from the U.S. Federal Trade Commission, the U.S. Department of Justice or any other Authority with respect to Antitrust Laws regarding the transactions

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contemplated by this Agreement; (ii) permit each other to review reasonably in advance any proposed substantive written communication to any such Authority and incorporate reasonable comments thereto; (iii) give the other prompt written notice of the commencement of any Action with respect to such transactions under Antitrust Laws; (iv) not agree to participate in any substantive meeting or discussion with any such Authority in respect of any filing, investigation or inquiry concerning this Agreement or the transactions contemplated by this Agreement with respect to Antitrust Laws unless, to the extent reasonably practicable, it consults with the other party in advance and, to the extent permitted by such Authority, gives the other party the opportunity to attend; (v) keep the other reasonably informed as to the status of any such Action; and (vi) promptly furnish each other with copies of all correspondence, filings (except for filings made under the HSR Act and any other applicable Antitrust Laws) and written communications (and memoranda setting forth the substance of all substantive oral communications) between such party and their Subsidiaries and their respective Representatives and advisors, on one hand, and any such Authority, on the other hand, in each case, with respect to this Agreement and the transactions contemplated by this Agreement with respect to Antitrust Laws; provided that materials required to be supplied pursuant to this section may be redacted (1) to remove references concerning the valuation of Sponsor, (2) as necessary to comply with contractual arrangements, (3) as necessary to comply with applicable Laws, and (4) as necessary to address reasonable privilege or confidentiality concerns; provided further, that a party may reasonably designate any competitively sensitive material provided to another party under this Section 6.7 as “Outside Counsel Only”.

Article VII
COVENANTS OF SPONSOR

7.1 Compliance with Laws; No Insider Trading. During the Interim Period,

(a) Sponsor shall duly observe and conform in all material respects to all applicable Laws, including the Exchange Act, and Orders.

(b) Sponsor shall not, and it shall direct its Representatives to not, directly or indirectly, (i) purchase or sell (including entering into any hedge transaction with respect to) any SPAC Ordinary Shares, SPAC Units, or SPAC Warrants, except in compliance with all applicable securities Laws, including Regulation M under the Exchange Act; (ii) use or disclose or permit any other Person to use or disclose any information that SPAC or its Affiliates has made or makes available to Sponsor and its Representatives in violation of the Exchange Act, the Securities Act or any other applicable securities Law; or (iii) disclose to any third party any non-public information about Sponsor, SPAC, the Contribution or the other transactions contemplated hereby or by any Additional Agreement.

7.2 Commercially Reasonable Efforts to Obtain Consents. Sponsor shall use its commercially reasonable efforts to obtain each Sponsor Consent set forth on Schedule 4.5.

Article VIII
COVENANTS OF ALL PARTIES HERETO

8.1 Commercially Reasonable Efforts; Further Assurances; Governmental Consents.

(a) Subject to the terms and conditions of this Agreement, each party shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Laws, or as reasonably requested by the other parties, to consummate and implement expeditiously each of the transactions contemplated by this Agreement, including using its commercially reasonable efforts to (i) obtain all necessary actions, nonactions, waivers, consents, approvals and other authorizations from all applicable Authorities prior to the Closing Date; (ii) avoid an Action by any Authority; and (iii) execute and deliver any additional instruments reasonably necessary to consummate the transactions contemplated by this Agreement. The parties shall execute and deliver such other documents, certificates, agreements and other writings and take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously each of the transactions contemplated by this Agreement.

(b) Subject to applicable Laws, each of Sponsor and SPAC agrees to (i) reasonably cooperate and consult with the other regarding obtaining and making all notifications and filings with Authorities, (ii) furnish to the other such information and assistance as the other may reasonably request in connection with its preparation of any notifications or filings, (iii) keep the other reasonably apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement, including promptly furnishing the other with copies of notices

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and other communications received by such party from, or given by such party to, any third party or any Authority with respect to such transactions, (iv) permit the other party to review and incorporate the other party’s reasonable comments in any communication to be given by it to any Authority with respect to any filings required to be made with, or action or nonactions, waivers, expirations or terminations of waiting periods, clearances, consents or orders required to be obtained from, such Authority in connection with execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and (v) to the extent reasonably practicable, consult with the other in advance of and not participate in any meeting or discussion relating to the transactions contemplated by this Agreement, either in person or by telephone, with any Authority in connection with the proposed transactions unless it gives the other party the opportunity to attend and observe; provided, however, that, in each of clauses (iii) and (iv) above, that materials may be redacted (A) to remove references concerning the valuation of such party and its Affiliates, (B) as necessary to comply with contractual arrangements or applicable Laws, and (C) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns.

(c) During the Interim Period, SPAC, on the one hand, and Sponsor, on the other hand, shall each notify the other in writing promptly after learning of any shareholder demands or other shareholder Action (including derivative claims) relating to this Agreement, any of the Additional Agreements or any matters relating thereto commenced against SPAC, Sponsor or any of their respective Representatives in their capacity as a representative of SPAC or Sponsor (collectively, the “Transaction Litigation”). SPAC shall control the negotiation, defense and settlement of any such Transaction Litigation brought against SPAC or members of the boards of directors of the SPAC, and Sponsor shall control the negotiation, defense and settlement of any such Transaction Litigation brought against Sponsor or any of its members or managers; provided, however, that in no event shall Sponsor or SPAC settle, compromise or come to any arrangement with respect to any Transaction Litigation, or agree to do the same, without the prior written consent of the other party (not to be unreasonably withheld, conditioned or delayed; provided, that it shall be deemed to be reasonable for SPAC (if Sponsor is controlling the Transaction Litigation) or Sponsor (if SPAC is controlling the Transaction Litigation) to withhold, condition or delay its consent if any such settlement or compromise (A) does not provide for a legally binding, full, unconditional and irrevocable release of SPAC (if Sponsor is controlling the Transaction Litigation) or Sponsor and its Subsidiaries and related parties (if SPAC is controlling the Transaction Litigation) and its respective Representative that is the subject of such Transaction Litigation, (B) provides for any non-monetary, injunctive, equitable or similar relief against SPAC (if Sponsor is controlling the Transaction Litigation) or Sponsor and its Subsidiaries and related parties (if SPAC is controlling the Transaction Litigation) or (C) contains an admission of wrongdoing or Liability by SPAC (if Sponsor is controlling the Transaction Litigation) or Sponsor and its Subsidiaries and related parties (if SPAC is controlling the Transaction Litigation) and its respective Representative that is the subject of such Transaction Litigation. SPAC and Sponsor shall each (i) keep the other reasonably informed regarding any Transaction Litigation, (ii) give the other the opportunity to, at its own cost and expense, participate in the defense, settlement and compromise of any such Transaction Litigation and reasonably cooperate with the other in connection with the defense, settlement and compromise of any such Transaction Litigation, (iii) consider in good faith the other’s advice with respect to any such Transaction Litigation and (iv) reasonably cooperate with each other.

8.2 Compliance with SPAC Agreements. Without the prior written consent of Sponsor, during the Interim Period, SPAC shall (a) comply with the Trust Agreement and the Underwriting Agreement, dated as of December 8, 2021, by and between SPAC and Nomura Securities International, Inc., as representative of the IPO underwriters, and (b) enforce the terms of the letter agreement, dated as of December 8, 2021, by and among SPAC, Sponsor and each of the officers and directors of SPAC named therein.

8.3 Confidentiality. Except as necessary to complete the Proxy Statement, the other Offer Documents or any Additional SPAC SEC Documents, from and after the date hereof until the Closing Date, each party hereto agrees to, and will cause its respective Affiliates to, hold in strict confidence, and will not use to the detriment of any other party or any of its Affiliates, all confidential and proprietary information with respect to Sponsor or SPAC, as applicable. Without limiting the generality of the foregoing, each party hereto agrees, covenants and acknowledges that, from and after the date hereof until the Closing Date, it will not, and will cause its Affiliates not to, disclose, give, sell, use, or otherwise divulge any confidential or proprietary information (including but not limited to any technology, process, trade secrets, know-how, other intellectual property rights, strategies, financial statements or other financial information not otherwise publicly available, forecasts, operations, business plans, prices, discounts, products, product specifications, designs, plans, data or ideas). Each party hereto will not distribute any information

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with respect to Sponsor or SPAC, as applicable (including any confidential or secret information referred to in the next preceding sentence) to any of its Affiliates unless such Affiliate agrees in writing to be bound by the provisions of this Section 8.3. Notwithstanding the foregoing, each party hereto may disclose and use such information (i) if compelled to disclose the same by judicial or administrative process or by other requirements of applicable Law (but subject to the following provisions of this Section 8.3) or such disclosure is necessary so that such party does not commit a violation of the rules of any securities exchange or is necessary or appropriate in connection with any legal proceeding, (ii) if the same currently is, or hereafter is, in the public domain through no fault of such party or any of its Affiliates, (iii) if the same is later acquired by such party from another source and such party is not aware that such source is under an obligation to another Person to keep such information confidential, or (iv) if the same is independently developed by such party without reference thereto or reliance thereon. If any party hereto or any of its Affiliates is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any such information, such party shall (unless expressly prohibited by applicable Law) provide the other parties with prompt written notice of any such request or requirement so that any such other party may seek, at its expense, a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 8.3. If, in the absence of a protective order or other remedy or the receipt of a waiver by the other parties, the disclosing party nonetheless is required to disclose such information to any tribunal, the disclosing party, without liability hereunder, may disclose that portion of such information that it is legally required to disclose.

8.4 Directors’ and Officers’ Indemnification and Liability Insurance.

(a) All rights to indemnification for acts or omissions occurring through the Closing Date now existing in favor of the current directors and officers of SPAC and Persons who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of SPAC, as provided in its organizational documents or in any indemnification agreements, shall survive the Closing and shall continue in full force and effect in accordance with their terms. For a period of six (6) years after the Closing Date, SPAC shall cause the organizational documents of SPAC to contain provisions no less favorable with respect to exculpation and indemnification of and advancement of expenses than are set forth as of the date of this Agreement in the organizational documents of SPAC, to the extent permitted by applicable Laws.

(b) The provisions of this Section 8.4 are intended to be for the benefit of, and shall be enforceable by, each Person who will have been a director or officer of SPAC for all periods ending on or before the Closing Date and may not be changed with respect to any officer or director without his or her written consent.

8.5 SPAC Public Filings. During the Interim Period, SPAC will keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable securities Laws.

Article IX
CONDITIONS TO CLOSING

9.1 Condition to the Obligations of the Parties. The obligations of all of the parties to consummate the Closing are subject to the satisfaction at or prior to the Closing of all the following conditions:

(a) No provisions of any applicable Law and no Order shall restrain or prohibit or impose any condition on the consummation of the transactions contemplated hereby, including the Contribution.

(b) (i) All applicable waiting periods, if any, under the HSR Act and any other applicable Antitrust Laws with respect to the Contribution shall have expired or been terminated, and (ii) each consent, approval or authorization of any Authority required of SPAC, Sponsor or any of their respective Subsidiaries to consummate the Contribution under applicable Antitrust Laws shall have been obtained and shall be in full force and effect.

(c) There shall not be any Action brought by any Authority to enjoin or otherwise restrict the consummation of the Closing.

(d) Each of the SPAC Proposals shall have been approved at the SPAC Shareholder Meeting.

(e) SPAC shall have obtained an opinion from KISSPatent Europe BV that the Contribution is fair to SPAC from a financial point of view.

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9.2 Conditions to Obligations of SPAC. The obligation of SPAC to consummate the Closing is subject to the satisfaction, or the waiver in SPAC’s sole and absolute discretion, at or prior to the Closing of all the following further conditions:

(a) Sponsor shall have duly performed or complied with, in all material respects, all of its obligations hereunder required to be performed or complied with (without giving effect to any materiality or similar qualifiers contained therein) by Sponsor at or prior to the Closing Date.

(b) The representations and warranties of Sponsor contained in this Agreement (disregarding all qualifications contained therein relating to materiality), other than the Sponsor Fundamental Representations, shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects at and as of such earlier date).

(c) The Sponsor Fundamental Representations (disregarding all qualifications and exceptions contained therein relating to materiality) shall be true and correct in all respects at and as of the date of this Agreement and as of the Closing Date, as if made as of such date (except to the extent that any such representation and warranty is expressly made as of a specific date, in which case such representation and warranty shall be true and correct at and as of such specific date), other than de minimis inaccuracies.

(d) SPAC shall have received a certificate, dated as of the Closing Date, signed by the manager of Sponsor certifying the accuracy of the provisions of the foregoing clauses (a), (b) and (c) of this Section 9.2.

(e) MindMaze shall have executed and delivered to Sponsor the Assignment of Patent Rights, substantially in the same form as set forth in Exhibit B attached to the Patent Purchase Agreement (the “Assignment of Patent Rights”).

(f) Sponsor shall have recorded the Assignment of Paten Rights with the authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of recording Sponsor’s ownership or interests therein.

(g) MindMaze shall have executed and delivered to SPAC an extension for the payment of the MindMaze IP Purchase Price, in form and substance reasonably acceptable to SPAC (the “MindMaze IP Payment Extension”.

(h) Sponsor shall have caused MindMaze to execute and deliver to SPAC a consent to assignment of the Patent Purchase Agreement from Sponsor to SPAC, in form and substance reasonably acceptable to SPAC (the “Consent to Assignment”).

(i) Sponsor shall have executed and delivered to SPAC assignments of the Contributed Assets, including an assignment of patent rights for the MindMaze IP, in form and substance reasonably acceptable to SPAC (the “Assignment Documents”).

(j) Sponsor shall have executed and delivered to SPAC a copy of each Additional Agreement to which Sponsor is a party.

9.3 Conditions to Obligations of Sponsor. The obligations of Sponsor to consummate the Closing is subject to the satisfaction, or the waiver in Sponsor’s sole and absolute discretion, at or prior to the Closing of all of the following further conditions:

(a) SPAC shall have duly performed or complied with, in all material respects, all of its obligations hereunder required to be performed or complied with (without giving effect to any materiality or similar qualifiers contained therein) by SPAC at or prior to the Closing Date.

(b) The representations and warranties of SPAC contained in this Agreement (disregarding all qualifications contained therein relating to materiality), other than the SPAC Fundamental Representations, shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, as if made at and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects at and as of such earlier date).

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(c) The SPAC Fundamental Representations shall be true and correct in all respects at and as of the date of this Agreement and as of the Closing Date, as if made as of such date (except to the extent that any such representation and warranty is expressly made as of a specific date, in which case such representation and warranty shall be true and correct at and as of such specific date), other than de minimis inaccuracies.

(d) Sponsor shall have received a certificate, dated as of the Closing Date, signed by the Chief Executive Officer of SPAC accuracy of the provisions of the foregoing clauses (a), (b) and (c) of this Section 9.3.

(e) Sponsor shall have received from SPAC an assumption agreement for the Assumed Liabilities, in form and substance reasonably acceptable to SPAC (the “Assumption Agreement”).

(f) The Amended SPAC Articles shall have been filed with, and declared effective by, the Cayman Registrar.

(g) SPAC shall have executed and delivered to Sponsor a warrant exchange agreement for the exchange of the SPAC Private Warrants for SPAC Ordinary Shares, in form and substance reasonably acceptable to Sponsor (the “Warrant Exchange Agreement”)

(h) SPAC shall have executed and delivered to Sponsor a copy of each Additional Agreement to which SPAC is a party.

Article X
TERMINATION

10.1 Termination Without Default.

(a) In the event that the Closing of the transactions contemplated hereunder has not occurred on or before the latest of (i) December 13, 2024 and (ii) if one or more extensions to a date following December 13, 2024 are obtained at the election of SPAC, with SPAC shareholder vote, in accordance with the SPAC Articles, the last date for SPAC to consummate a Business Combination pursuant to such extensions (the “Outside Closing Date”), then SPAC or Sponsor, as applicable, shall have the right, at its sole option, to terminate this Agreement.

(b) In the event an Authority shall have issued an Order or enacted a Law, having the effect of permanently restraining, enjoining or otherwise prohibiting the Contribution, which Order or Law is final and non-appealable, SPAC or Sponsor shall have the right, at its sole option, to terminate this Agreement without liability to the other party.

(c) This Agreement may be terminated at any time by mutual written consent of SPAC and Sponsor duly authorized by each of their respective boards of directors or managers, as applicable.

10.2 Termination Upon Default.

(a) SPAC may terminate this Agreement by giving notice to Sponsor, without prejudice to any rights or obligations SPAC may have at any time prior to the Closing Date if (x) Sponsor shall have breached any representation, warranty, agreement or covenant contained herein to be performed on or prior to the Closing Date, which has rendered or would reasonably be expected to render the satisfaction of any of the conditions set forth in Section 9.2(a) or 9.2(b) impossible; (y) such breach cannot be cured or is not cured by the earlier of the Outside Closing Date and thirty (30) days following receipt by Sponsor of a written notice from SPAC describing in reasonable detail the nature of such breach.

(b) Sponsor may terminate this Agreement by giving notice to SPAC, without prejudice to any rights or obligations Sponsor may have, if: (i) SPAC shall have breached any of its covenants, agreements, representations, and warranties contained herein to be performed on or prior to the Closing Date, which has rendered or reasonably would render the satisfaction of any of the conditions set forth in Section 9.3(a) or 9.3(b) impossible; and (ii) such breach cannot be cured or is not cured by the earlier of the Outside Closing Date and thirty (30) days following receipt by SPAC of a written notice from Sponsor describing in reasonable detail the nature of such breach.

10.3 Effect of Termination. If this Agreement is terminated pursuant to this Article X (other than termination pursuant to Section 10.1(c)), this Agreement shall become void and of no further force or effect without liability of any party (or any shareholder, director, officer, employee, Affiliate, agent, consultant or representative of such party)

Annex A-23

to the other parties hereto; provided that, if such termination shall result from the willful breach by a party or its Affiliate of its covenants and agreements hereunder or fraud in connection with the transactions contemplated by this Agreement, such party shall not be relieved of liability to the other parties for any such willful breach or fraud. The provisions of Section 8.3, this Section 10.3 and Article XI shall survive any termination hereof pursuant to this Article X.

Article XI
MISCELLANEOUS

11.1 Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand, electronic mail or nationally recognized overnight courier service, by 5:00 PM on a Business Day, addressee’s day and time, on the date of delivery, and if delivered after 5:00 PM, on the first Business Day, addressee’s day and time, after such delivery; (b) if by email, on the date of transmission with affirmative confirmation of receipt; or (c) three (3) Business Days after mailing by prepaid certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

if to SPAC:

Genesis Growth Tech Acquisition Corp.

Bahnhofstrasse 3, 6052 Hergiswil

Nidwalden, Switzerland

Attn: Eyal Perez, Chief Executive Officer

E-mail: ep@genfunds.com

with a copy (which shall not constitute notice) to:

Loeb & Loeb LLP
345 Park Ave.
New York, NY 10154
Attention: Mitchell S. Nussbaum
E-mail: mnussbaum@loeb.com

if to Sponsor, to:

Genesis Growth Tech LLC

SIX, 2nd Floor, Cricket Square

PO Box 2681

Grand Cayman KY1-1111

Cayman Islands

Attn: Eyal Perez, Manager and Managing Member

E-mail: ep@genfunds.com

with a copy (which shall not constitute notice) to:

Jean Reimann

Etude de Me C. Aberle

Route de Malagnou 32

1208 Geneva

Switzerland

Email: jr@jrlaw.ch

11.2 Amendments; No Waivers; Remedies.

(a) This Agreement cannot be amended, except by a writing signed by each party, and cannot be terminated orally or by course of conduct. No provision hereof can be waived, except by a writing signed by the party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given.

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(b) Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a party waives or otherwise affects any obligation of that party or impairs any right of the party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(c) Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available.

(d) Notwithstanding anything to the contrary contained herein, no party shall seek, nor shall any party be liable for, punitive or exemplary damages under any tort, contract, equity or other legal theory with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

11.3 Arm’s Length Bargaining; No Presumption Against Drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the parties, and no such relationship otherwise exists. No presumption in favor of or against any party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

11.4 Publicity. Except as required by Law or applicable stock exchange rules and except with respect to the Additional SPAC SEC Documents, the parties agree that neither they nor their Representatives shall issue any press release or make any other public disclosure concerning the transactions contemplated hereunder without the prior approval of the other party hereto. If a party is required to make such a disclosure as required by Law or applicable stock exchange rules, the party making such determination will, if practicable in the circumstances, use reasonable commercial efforts to allow the other party reasonable time to comment on such disclosure in advance of its issuance.

11.5 Expenses The costs and expenses in connection with this Agreement and the transactions contemplated hereby shall be paid by SPAC after the Closing. If the Closing does not take place, each party shall be responsible for its own expenses.

11.6 No Assignment or Delegation. No party may assign any right or delegate any obligation hereunder, including by merger, consolidation, operation of law or otherwise, without the written consent of the other party; provided, however, that Purchase shall have the right without the consent of the other party to cause a wholly-owned Subsidiary to effect the Contribution at the Closing, but no such assignment shall relieve SPAC from its obligations hereunder. Any purported assignment or delegation without such consent shall be void.

11.7 Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby, including the applicable statute of limitations, shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the Cayman Islands or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of New York.

11.8 Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Agreement shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

11.9 Entire Agreement. This Agreement, together with the Additional Agreements, sets forth the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein. No provision of this Agreement or any Additional Agreement may be explained or qualified by any

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agreement, negotiations, understanding, discussion, conduct or course of conduct or by any trade usage. Except as otherwise expressly stated herein or in any Additional Agreement, there is no condition precedent to the effectiveness of any provision hereof or thereof.

11.10 Severability. A determination by a court or other legal authority that any provision that is not of the essence of this Agreement is legally invalid shall not affect the validity or enforceability of any other provision hereof. The parties shall cooperate in good faith to substitute (or cause such court or other legal authority to substitute) for any provision so held to be invalid a valid provision, as alike in substance to such invalid provision as is lawful.

11.11 Further Assurances. Each party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

11.12 Third Party Beneficiaries. Except as provided in Section 8.4 and Section 11.20, neither this Agreement nor any provision hereof confers any benefit or right upon or may be enforced by any Person not a signatory hereto.

11.13 Waiver. Reference is made to the final prospectus of SPAC, dated December 8, 2021 (the “Prospectus”). Sponsor has read the Prospectus and understands that SPAC has established the Trust Account for the benefit of the public shareholders of SPAC and the underwriters of the IPO pursuant to the Trust Agreement and that, except for a portion of the interest earned on the amounts held in the Trust Account, SPAC may disburse monies from the Trust Account only for the purposes set forth in the Trust Agreement. For and in consideration of SPAC agreeing to enter into this Agreement, Sponsor hereby agrees that it does not now and shall not at any time hereafter prior to the Closing have any right, title, interest or claim of any kind in or to any monies in the Trust Account as a result of, or arising out of, any negotiations, contracts or agreements with SPAC and hereby agrees that it will not seek recourse against the Trust Account for any reason.

11.14 No Other Representations; No Reliance.

(a) NONE OF SPONSOR NOR ANY OF ITS REPRESENTATIVES HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO SPONSOR OR THE MINDMAZE IP OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT, OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN Article IV, IN EACH CASE, AS MODIFIED BY THE DISCLOSURE SCHEDULES. Without limiting the generality of the foregoing, neither Sponsor nor any of its Representatives has made, and shall not be deemed to have made, any representations or warranties in the materials relating to Sponsor made available to SPAC and its Representatives, including due diligence materials, or in any presentation of the business of Sponsor by management of Sponsor or others in connection with the transactions contemplated hereby, and no statement contained in any of such materials or made in any such presentation shall be deemed a representation or warranty hereunder or otherwise or deemed to be relied upon by SPAC in executing, delivering and performing this Agreement, the Additional Agreements or the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article IV as modified by the disclosure schedules. It is understood that any cost estimates, projections or other predictions, any data, any financial information or any memoranda or offering materials or presentations, including any offering memorandum or similar materials made available by Sponsor or its Representatives are not and shall not be deemed to be or to include representations or warranties of Sponsor, and are not and shall not be deemed to be relied upon by SPAC in executing, delivering and performing this Agreement, the Additional Agreement and the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article IV, in each case, as modified by the disclosure schedules. Except for the specific representations and warranties expressly made by Sponsor in Article IV, in each case as modified by the disclosure schedules: (a) SPAC acknowledges and agrees that: (i) neither Sponsor nor any of its Representatives is making or has made any representation or warranty, express or implied, at law or in equity, in respect of Sponsor, the business, assets, liabilities, operations, prospects or condition (financial or otherwise) of Sponsor, the nature or extent of any liabilities of Sponsor, the effectiveness or the success of any operations of Sponsor or the accuracy or completeness of any confidential information memoranda, projections, forecasts or estimates of earnings, or other information (financial or otherwise) regarding Sponsor furnished to SPAC or its respective Representatives or made available to SPAC and its Representatives in any “data rooms,” “virtual data rooms,” management presentations or any other form in expectation of, or in connection with, the transactions contemplated hereby, or in respect of any other

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matter or thing whatsoever; and (ii) no Representative of Sponsor has any authority, express or implied, to make any representations, warranties or agreements not specifically set forth in Article IV and subject to the limited remedies herein provided; (b) SPAC specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Sponsor has specifically disclaimed and does hereby specifically disclaim any such other representation or warranty made by any Person; and (c) none of Sponsor nor any other Person shall have any liability to SPAC or any other Person with respect to any such other representations or warranties, including projections, forecasts, estimates, plans or budgets of future revenue, expenses or expenditures, future results of operations, future cash flows or the future financial condition of Sponsor or the future business, operations or affairs of Sponsor.

(b) NONE OF SPAC NOR ANY OF ITS REPRESENTATIVES HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO SPAC OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT, OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN Article V, IN EACH CASE, AS MODIFIED BY THE DISCLOSURE SCHEDULES TO THIS AGREEMENT AND THE SPAC SEC DOCUMENTS. Without limiting the generality of the foregoing, neither SPAC nor any of its Representatives has made, and shall not be deemed to have made, any representations or warranties in the materials relating to SPAC made available to Sponsor and its Representatives, including due diligence materials, or in any presentation of the business of SPAC by management of SPAC or others in connection with the transactions contemplated hereby, and no statement contained in any of such materials or made in any such presentation shall be deemed a representation or warranty hereunder or otherwise or deemed to be relied upon by Sponsor in executing, delivering and performing this Agreement, the Additional Agreements or the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article V as modified by the disclosure schedules and the SPAC SEC Documents. It is understood that any cost estimates, projections or other predictions, any data, any financial information or any memoranda or offering materials or presentations, including any offering memorandum or similar materials made available by SPAC or its Representatives are not and shall not be deemed to be or to include representations or warranties of SPAC, and are not and shall not be deemed to be relied upon by Sponsor in executing, delivering and performing this Agreement, the Additional Agreement and the transactions contemplated hereby or thereby, in each case except for the representations and warranties set forth in Article V, in each case, as modified by the disclosure schedules and the SPAC SEC Documents. Except for the specific representations and warranties expressly made by SPAC in Article V, in each case as modified by the disclosure schedules and SPAC SEC Documents: (a) Sponsor acknowledges and agrees that: (i) neither SPAC or any of its Representatives is making or has made any representation or warranty, express or implied, at law or in equity, in respect of SPAC, the business, assets, liabilities, operations, prospects or condition (financial or otherwise) of SPAC, the nature or extent of any liabilities of SPAC, the effectiveness or the success of any operations of SPAC or the accuracy or completeness of any confidential information memoranda, projections, forecasts or estimates of earnings, or other information (financial or otherwise) regarding SPAC furnished to Sponsor or its Representatives or made available to Sponsor and its Representatives in any “data rooms,” “virtual data rooms,” management presentations or any other form in expectation of, or in connection with, the transactions contemplated hereby, or in respect of any other matter or thing whatsoever; and (ii) no Representative of SPAC has any authority, express or implied, to make any representations, warranties or agreements not specifically set forth in Article V and subject to the limited remedies herein provided; (b) each of Sponsor specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that SPAC has specifically disclaimed and does hereby specifically disclaim any such other representation or warranty made by any Person; and (c) none of the SPAC nor any other Person shall have any liability to Sponsor or any other Person with respect to any such other representations or warranties, including projections, forecasts, estimates, plans or budgets of future revenue, expenses or expenditures, future results of operations, future cash flows or the future financial condition of SPAC or the future business, operations or affairs of SPAC.

11.15 Waiver of Jury Trial. THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING (I) ARISING UNDER THIS AGREEMENT OR UNDER ANY ADDITIONAL AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO OR THERETO OR ANY FINANCING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY

Annex A-27

OF THE TRANSACTIONS CONTEMPLATED THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.15.

11.16 Submission to Jurisdiction. Subject to the provisions of Section 11.17, each of the parties irrevocably and unconditionally submits to the exclusive jurisdiction of the state and federal courts located in the City of New York (or any appellate courts thereof), for the purposes of any Action (a) arising under this Agreement or under any Additional Agreement or (b) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any Additional Agreement or any of the transactions contemplated hereby or thereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Action in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action has been brought in an inconvenient forum. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action (i) arising under this Agreement or under any Additional Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any Additional Agreement or any of the transactions contemplated hereby or thereby, (A) any claim that it is not personally subject to the jurisdiction of the courts as described in this Section 11.16 for any reason, (B) that it or its property is exempt or immune from the jurisdiction of any such court or from any Action commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Action in any such court is brought in an inconvenient forum, (y) the venue of such Action is improper or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 11.1 shall be effective service of process for any such Action.

11.17 Arbitration. Any and all disputes, controversies and claims (other than applications for a temporary restraining order, preliminary injunction, permanent injunction or other equitable relief or application for enforcement of a resolution under this Section 11.17), arising out of, related to, or in connection with this Agreement, any Additional Agreement or the transactions contemplated hereby or thereby (a “Dispute”) shall be governed by this Section 11.17. A party must, in the first instance, provide written notice of any Disputes to the other parties subject to such Dispute, which notice must provide a reasonably detailed description of the matters subject to the Dispute. The parties involved in such Dispute shall seek to resolve the Dispute on an amicable basis within ten (10) Business Days of the notice of such Dispute being received by such other parties subject to such Dispute (the “Resolution Period”); provided, that if any Dispute would reasonably be expected to have become moot or otherwise irrelevant if not decided within sixty (60) days after the occurrence of such Dispute, then there shall be no Resolution Period with respect to such Dispute. Any Dispute that is not resolved during the Resolution Period may immediately be referred to the American Arbitration Association (the “AAA”) and finally resolved by arbitration pursuant to the then-existing Expedited Procedures (as defined in the AAA Procedures) of the Commercial Arbitration Rules (the “AAA Procedures”) of the AAA. Any party involved in such Dispute may submit the Dispute to the AAA to commence the proceedings after the Resolution Period. To the extent that the AAA Procedures and this Agreement are in conflict, the terms of this Agreement shall control. The arbitration shall be conducted by one arbitrator nominated by the AAA promptly (but in any event within five (5) Business Days) after the submission of the Dispute to the AAA and reasonably acceptable to each party subject to the Dispute, which arbitrator shall be a commercial lawyer with substantial experience arbitrating disputes under acquisition agreements. The arbitrator shall accept his or her appointment and begin the arbitration process promptly (but in any event within five (5) Business Days) after his or her nomination and acceptance by the parties subject to the Dispute. The proceedings shall be streamlined and efficient. The arbitrator shall decide the Dispute in accordance with the substantive law of the

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State of New York. Time is of the essence. Each party subject to the Dispute shall submit a proposal for resolution of the Dispute to the arbitrator within twenty (20) days after confirmation of the appointment of the arbitrator. The arbitrator shall have the power to order any party to do, or to refrain from doing, anything consistent with this Agreement, the Additional Agreements and applicable Laws, including to perform its contractual obligation(s); provided, that the arbitrator shall be limited to ordering pursuant to the foregoing power (and, for the avoidance of doubt, shall order) the relevant party (or parties, as applicable) to comply with only one or the other of the proposals. The arbitrator’s award shall be in writing and shall include a reasonable explanation of the arbitrator’s reason(s) for selecting one or the other proposal. The seat of arbitration shall be in the City of New York. The language of the arbitration shall be English.

11.18 Attorneys’ Fees. In the event of any legal action initiated by any party arising under or out of, in connection with or in respect of, this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and expenses incurred in such action, as determined and fixed by the court.

11.19 Remedies. Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their respective obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach such provisions. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, without posting a bond or undertaking and without proof of damages and this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity.

11.20 Non-Recourse. This Agreement may be enforced only against, and any dispute, claim or controversy based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought only against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth in this Agreement with respect to such party. No past, present or future director, officer, employee, incorporator, member, partner, shareholder, agent, attorney, advisor, lender or representative or Affiliate of any named party to this Agreement (which Persons are intended third party beneficiaries of this Section 11.20) shall have any liability (whether in contract or tort, at law or in equity or otherwise, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of such named party or for any dispute, claim or controversy based on, arising out of, or related to this Agreement or the transactions contemplated hereby.

[The remainder of this page intentionally left blank; signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SPAC:
GENESIS GROWTH TECH ACQUISITION CORP.
By:	/s/ Eyal Perez
	Name:	Eyal Perez
	Title:	Chief Executive Officer
SPONSOR:
GENESIS GROWTH TECH LLC
By:	/s/ Eyal Perez
	Name:	Eyal Perez
	Title:	Manager and Managing Member

[Signature page to Contribution and Business Combination Agreement]

Annex A-30

Annex B

Patent Purchase Agreement

This PATENT PURCHASE AGREEMENT (this “Agreement”) is entered into, as of the Effective Date (defined below), by and between Genesis Growth Tech LLC, a Cayman Islands limited liability company, with an office at SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands (“Purchaser”), and MindMaze Group SA, a Swiss corporation, with an office at Chemin de Roseneck 5, Lausanne 1006, Switzerland (“Seller”). The parties hereby agree as follows:

1. BACKGROUND

1.1. Seller owns certain provisional patent applications, non-provisional patent applications, patents, and/or related foreign patents and applications.

1.2. Seller wishes to sell to Purchaser all right, title, and interest in such patents and applications and the causes of action to sue for infringement thereof and other enforcement rights.

1.3. Purchaser wishes to purchase from Seller all right, title, and interest in the Assigned Patent Rights (defined below), free and clear of any restrictions, liens, claims, and encumbrances, except as expressly set forth herein.

2. DEFINITIONS

“Affiliate” means: any corporation, company or other entity of which a party hereto directly or indirectly (i) has voting shares or other voting securities, ownership and control of more than fifty percent (50%) of the outstanding shares or securities entitled to vote for the election of directors or similar managing authority of such entity or (ii) does not have outstanding shares or securities, but has more than fifty percent (50%) of the ownership interest representing the right to manage such entity. An entity shall be deemed to be an Affiliate under this Agreement only so long as all the requirements of being an Affiliate in as (i) or (ii) above are met.

“Assigned Patent Rights” means the Patents and the additional rights set forth in paragraph 4.2.

“Docket” means Seller’s or its agents’ list or other means of tracking information relating to the prosecution or maintenance of the Patents throughout the world, including, without limitation, information relating to deadlines, payments, and filings, which is current as of the Effective Date.

“Effective Date” means the date set forth as the Effective Date on the signature page of this Agreement.

“Executed Assignment” means the executed and notarized Assignment of Patent Rights in Exhibit B as signed by a duly authorized representative of Seller.

“Field of Use” means healthcare, including, but not limited to, the assessment, diagnosis, and treatment of patients.

“Patent History Files” means the names, addresses, email addresses, and phone numbers of prosecution counsel and agents, and all files, documents and tangible things, as those terms have been interpreted pursuant to rules and laws governing the production of documents and things, constituting, comprising or relating to the investigation, evaluation, preparation, prosecution, maintenance, defense, filing, issuance, registration, assertion or enforcement of the Patents.

“Patents” means (a) all patents and patent applications set forth in Exhibit A and (b) all patents or patent applications (i) to which any of the foregoing directly or indirectly claims priority or (ii) to which any of the foregoing directly or indirectly claims priority; (c) reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, and registrations of any item in any of the foregoing categories (a) and (b); and (d) any items in any of the foregoing categories (b) through (c) whether or not expressly listed and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like.

“Primary Warranties” means, collectively, the representations and warranties of Seller set forth in paragraphs 6.1, 6.2, 6.3, 6.4, and 6.5 hereof.

“Transmitted Copy” has the meaning set forth in paragraph 8.12.

Annex B-1

3. TRANSMITTAL, REVIEW, CLOSING CONDITIONS AND PAYMENT

3.1. Transmittal. Within twenty (20) calendar days following the later of the Effective Date or the date Purchaser receives a Transmitted Copy this Agreement executed by Seller, Seller will send to Purchaser’s legal counsel the Executed Assignment, the List of Prosecution Counsel, the Docket, the Patent History Files as they exist at the time, and all other files and original documents (including, without limitation, Letters Patent, assignments, and other documents necessary to establish that Seller’s representations and warranties of Section 6 are true and correct) in Seller’s possession reasonably relating to the Patents (“Initial Deliverables”). Seller acknowledges and agrees that Purchaser may reasonably request, and Seller will promptly deliver to Purchaser’s legal counsel, additional documents based on Purchaser’s review of the Initial Deliverables (such additional documents and the Initial Deliverables are, collectively, the “Deliverables”), and that as a result of Purchaser’s review, the lists of Patents on Exhibits A and B, may be revised by mutual agreement of Seller and Purchaser before the Closing to conform these lists to the definition of Patents (and these revisions may therefore require the inclusion of additional provisional patent applications, patent applications, and patents on Exhibit A or B or both). To the extent any of the Patents are removed for any reason, the payment in paragraph 3.4 may be reduced by mutual agreement of the parties.

3.2. Closing. The closing of the sale of the Assigned Patent Rights hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived in writing (the “Closing”). Purchaser and Seller will carry out the Closing on or prior to February 28, 2024. Notwithstanding anything to the contrary in this Agreement, the Closing is expressly subject to and contingent upon Purchaser executing and delivering to Seller’s legal counsel (a) pledge and security agreements granting Seller a first priority, perfected security interest in and to all Assigned Patent Rights (together with all product and proceeds thereof) which may be filed by Seller immediately upon the Closing and (b) assignment of patents in favor of Seller, substantially in the same form as set forth in Exhibit B, to secure the obligations of Purchaser to pay Seller the amount set forth in paragraph 3.4(a) and/or for Seller to exercise its rights pursuant to paragraph 3.5, which assignment shall be held in escrow by Seller’s legal counsel until such time that Seller exercises its rights pursuant to paragraph 3.5. Purchaser shall provide reasonable and prompt cooperation to Seller in connection with any filings required to perfect Seller’s security interests and repurchase and reassignment of the Assigned Patent Rights. For purposes of clarification, upon Seller’s receipt of payment in full for the Assigned Patent Rights as provided in this Agreement, Seller shall promptly release all of its security interests.

3.3. Closing Conditions. The following are conditions precedent to Purchaser’s obligation to make the payment in paragraph 3.4.

(a)  Signature by Seller. Seller timely executed this Agreement and delivered a Transmitted Copy of this Agreement to Purchaser’s legal counsel by not later than September 22nd, 2023 at 5:00 p.m., Swiss time and promptly delivered two (2) executed originals of this Agreement to Purchaser’s legal counsel.

(b)  Transmittal of Documents. Seller delivered to Purchaser’s legal counsel all the Deliverables including the Executed Assignment.

(c)  Compliance With Agreement. Seller and Purchaser performed and complied in all respects with all of the obligations under this Agreement that are to be performed or complied with by it on or prior to the Closing.

(d)  Representations and Warranties True. Purchaser is reasonably satisfied that, as of the Effective Date and as of the Closing, the representations and warranties of Seller contained in Section 6 are true and correct, and that Seller is reasonably satisfied that, as of the Effective Date and as of the Closing, the representations and warranties of Purchaser contained in Section 7 are true and correct.

(e)  Patents Not Abandoned. Purchaser is satisfied that, as of the Effective Date and as of the Closing, none of the assets that are included in the Patents have expired, lapsed, been abandoned, or deemed withdrawn.

3.4. Payment.

(a)  Closing Payment. On or prior to February 28, 2024, Purchaser shall pay to Seller’s account, as designated by Seller in writing to Purchaser, the amount of Twenty One Million U.S. Dollars (US $21,000,000) by wire transfer of immediately available funds. Such payment shall fully satisfy all payment obligations under this Agreement to Seller which are due on or prior to February 28, 2024. Seller shall be fully responsible for, and Purchaser shall not be liable to Seller or any other person or entity for any dispute regarding, allocation of payment made to Seller under this Agreement. Purchaser may record the Executed Assignment with the applicable patent offices only on or after the Closing, as determined by Purchaser.

Annex B-2

3.5. Termination and Survival.

(a)  In the event all conditions to Closing set forth in paragraphs 3.3 and 3.4 are not satisfied on or prior to February 28, 2024, then either party will have the right to terminate this Agreement by delivering written notice of termination to the other party. Upon termination, Purchaser will return to Seller all documents delivered to Purchaser under this Section 3 to Seller.

(b)  In addition to the provisions of paragraph 3.5(a), if Seller has not received US $21,000,000 on or prior to February 28, 2024, then Seller shall have the right to (i) terminate this Agreement by delivering written notice of termination to Purchaser and (ii) repurchase all Assigned Patent Rights from Purchaser in exchange for One U.S. Dollar (US $1.00). If Seller exercises its rights pursuant to this paragraph 3.5(b), then Seller shall have the right to immediately file the assignment of patents referenced in paragraph 3.2(b) to assign, transfer and reconvey all right, title and interest in and to the Assigned Patent Rights back to Seller and, further, Purchaser shall promptly return all Deliverables to Seller.

(c)  The provisions of paragraphs 3.5, 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.9, 8.10, and 8.11 will survive any termination.

4. TRANSFER OF PATENTS AND ADDITIONAL RIGHTS

4.1. Assignment of Patents. Effective upon the Closing, Seller hereby sells, assigns, transfers, and conveys to Purchaser all right, title, and interest in and to the Assigned Patent Rights. Prior to the Closing, Seller will deliver to Purchaser’s legal counsel a Transmitted Copy of the Assignment of Patent Rights in the form set forth in Exhibit B and will deliver or cause to be delivered to Seller’s legal counsel the original Assignment of Patent Rights in the form set forth in Exhibit B (as may be updated based on Purchaser’s review pursuant to paragraph 3.1).

4.2. Assignment of Additional Rights. Effective upon the Closing, Seller hereby also sells, assigns, transfers, and conveys to Purchaser all right, title and interest in and to all:

(a)  inventions, invention disclosures, and discoveries specifically disclosed in any of the Patents;

(b)  causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents, including, without limitation, all causes of action and other enforcement rights for (i) damages, (ii) injunctive relief, and (iii) any other remedies of any kind for past, current and future infringement; and

(c)  rights to collect royalties or other payments under or on account of any of the Patents and/or any of the foregoing.

4.3. License Back to Seller under Patents. Effective upon the Closing, Purchaser hereby grants to Seller and its Affiliates, under the Patents, and for the lives thereof, a worldwide, royalty-free, exclusive, sublicensable, and assignable right and license (“Seller License”) to practice the methods and to make, have made, use, distribute, lease, sell, offer for sale, import, export, develop and otherwise dispose of, exploit and otherwise commercialize any technology covered by the Patents in the Field of Use.

4.4. Revenue Sharing.

(a)  Revenue Sharing. If Purchaser receives any revenue (including, without limitation, sales revenue, royalties, license fees, and any contingent, milestone or earnout-payments) from any third party from the (i) license, sublicense, assignment or transfer of any Patent or (ii) from any sale, transfer, license, lease or rental of any product or service which, but for Purchaser’s ownership of the Patents, would infringe any claim contained in any Patent, then Purchaser shall pay Seller an amount equal to fifty percent (50%) of the gross amount received by Purchaser. For purposes of clarification, the foregoing shall include any service revenue received from supporting or otherwise providing any services in connection with any product which, but for Purchaser’s ownership of the Patents, would infringe any claim contained in any Patent. In the event of any direct or indirect change of control with respect to Purchaser or any sale or transfer of all or any of the Patents (each, an “Extraordinary Transaction”), simultaneous with the closing thereof, Purchaser shall remit an amount equal to fifty percent (50%) of the gross proceeds (including, without limitation, all asset transfer fees as well as all contingent and earn-out payments) to Seller. Notwithstanding the foregoing,

Annex B-3

Purchaser shall not have any obligation pursuant to this paragraph 4.4(a) until the Threshold Amount is satisfied. As used herein, the “Threshold Amount” means the first US $44,000,000 (or lesser amount if the principal amount of Purchaser’s credit facility is less than US $44,000,000) of aggregate gross revenue pursuant to this paragraph 4.4(a) including gross proceeds from any Extraordinary Transaction.

(b)  Payment Requirements. Except with respect to any Extraordinary Transaction, Purchaser shall pay the amounts due to Seller pursuant to paragraph 4.4(a) on a calendar quarterly basis not later than thirty (30) days after the end of each calendar quarter. Each payment shall be accompanied by a report setting forth in reasonable detail how the amount paid to Seller was calculated.

(c)  Audit Rights. Seller shall have the right to conduct an audit of the books and records of Purchaser to verify the amounts due hereunder during regular business hours at Purchaser’s offices, provided that Seller shall give at least five (5) business days prior written notice thereof. In no event shall audits be made hereunder more frequently than once every six (6) months. If any audit discloses underreporting, then Purchaser shall promptly pay Seller such amount, together with interest thereon at the rate of one and one-half percent (1.5%) per month (or portion thereof) or the highest interest rate allowed by law, whichever is lower, from the date on which such amount became due. Seller shall bear its own costs and expenses incurred in connection with any such audit and Purchaser shall fully cooperate in good faith with Seller in the conduct of such audit; provided, however, that if the audit reveals that Purchaser has underpaid Seller by more than ten percent (10%), then Purchaser shall also reimburse Seller for all costs of the audit within thirty (30) days of receipt of invoice from Seller.

4.5. Technical Support Obligations. Following the Closing, Seller shall provide Purchaser with a reasonable best effort amount of technical support (up to 10 hours per month) to Purchaser in connection with Purchaser’s understanding the technology covered by the Patents and the claims set forth in the Patents.

5. ADDITIONAL OBLIGATIONS

5.1. Further Cooperation. At the reasonable request of Purchaser, Seller will execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby, including, without limitation, execution, acknowledgment, and recordation of other such papers, and using commercially reasonable efforts to obtain the same from the respective inventors, as necessary or desirable for fully perfecting and conveying unto Purchaser the benefit of the transactions contemplated hereby. To the extent any attorney-client privilege or the attorney work-product doctrine applies to any portion of the Patent History Files, Seller will ensure that, if any such portion of the Patent History File remains under Seller’s possession or control after Closing, it is not disclosed to any third party unless (a) disclosure is ordered by a court of competent jurisdiction, after all appropriate appeals to prevent disclosure have been exhausted, and (b) Seller gave Purchaser prompt notice upon learning that any third party sought or intended to seek a court order requiring the disclosure of any such portion of the Patent History File. In addition, Seller will continue to prosecute, maintain, and defend the Patents at its sole expense until the Closing.

5.2. Payment of Fees. Seller will pay any maintenance fees, annuities, and the like due or payable on the Patents until the Closing. For the avoidance of doubt, Seller shall pay any maintenance fees for which the fee is payable (e.g., the fee payment window opens) on or prior to the Closing even if the surcharge date or final deadline for payment of such fee would be within one month after the Closing.

6. REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Purchaser as follows that, as of the Effective Date and as of the Closing:

6.1 Authority. Seller has the full power and authority and has obtained all third party consents, approvals, and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including, without limitation, the assignment of the Assigned Patent Rights to Purchaser.

6.2 Title and Contest. Seller owns all right, title, and interest to the Assigned Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patents. Seller has obtained and properly recorded previously executed assignments for the Patents as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Assigned Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no

Annex B-4

actions, suits, investigations, claims, or proceedings threatened, pending, or in progress relating in any way to the Assigned Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Assigned Patent Rights.

6.3 Existing Licenses. No licenses under the Patents, or interest or rights in any of the Assigned Patent Rights, have been granted or retained by Seller, any prior owners, or inventors.

6.4 Restrictions on Rights. Purchaser will not be subject to any covenant not to sue or similar restrictions on its enforcement or enjoyment of the Assigned Patent Rights as a result of any prior transaction related to the Assigned Patent Rights.

6.5 Validity and Enforceability. None of the Patents has ever been found invalid, unpatentable, or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and Seller does not know of and has not received any notice or information of any kind from any source suggesting that the Patents may be invalid, unpatentable, or unenforceable. To the extent “small entity” fees were paid to the United States Patent and Trademark Office for any Patent, such reduced fees were then appropriate because the payor qualified to pay “small entity” fees at the time of such payment and specifically had not licensed rights in the any Patent to an entity that was not a “small entity.”

6.6 Conduct. To Seller’s knowledge formed after reasonable due diligence and investigation, Seller or its agents or representatives have not engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder their enforcement, including, without limitation, misrepresenting Seller’s patent rights to a standard-setting organization.

6.7 Enforcement. Seller has not put a third party on notice of actual or potential infringement of any of the Patents. Seller has not invited any third party to enter into a license under any of the Patents. Seller has not initiated any enforcement action with respect to any of the Patents.

6.8 Patent Office Proceedings. None of the Patents has been or is currently involved in any reexamination, reissue, interference proceeding, or any similar proceeding, and no such proceedings are pending or threatened.

6.9 Fees. All maintenance fees, annuities, and the like due or payable on the Patents as set forth in paragraph 5.2 have been timely paid on or before the date of the Closing.

7. REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Seller as follows that, as of the Effective Date and as of the Closing:

7.1 Purchaser is a limited liability company duly formed, validly existing, and in good standing under the laws of the jurisdiction of its formation.

7.2 Purchaser has all requisite power and authority to (i) enter into, execute, and deliver this Agreement and (ii) perform fully its obligations hereunder.

8. MISCELLANEOUS

8.1 Limitation of Liability. EXCEPT IN THE EVENT OF BREACH OF ANY OF THE PRIMARY WARRANTIES BY SELLER OR SELLER’S INTENTIONAL MISREPRESENTATION, SELLER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED ONE HUNDRED THOUSAND U.S. DOLLARS ($100,000). PURCHASER’S TOTAL LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED ONE HUNDRED THOUSAND U.S. DOLLARS ($100,000). THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH IN THIS PARAGRAPH 8.1 WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

8.2 Limitation on Consequential Damages. EXCEPT IN THE EVENT OF SELLER’S INTENTIONAL MISREPRESENTATION, NEITHER PARTY WILL HAVE ANY OBLIGATION OR LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY), FOR COVER OR FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL, MULTIPLIED, PUNITIVE, SPECIAL, OR EXEMPLARY DAMAGES OR LOSS

Annex B-5

OF REVENUE, PROFIT, SAVINGS OR BUSINESS ARISING FROM OR OTHERWISE RELATED TO THIS AGREEMENT, EVEN IF A PARTY OR ITS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE PARTIES ACKNOWLEDGE THAT THESE EXCLUSIONS OF POTENTIAL DAMAGES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

8.3 Compliance With Laws. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties with respect to the consummation of the transactions contemplated by this Agreement shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

8.4 Confidentiality of Terms. The parties hereto will keep the terms and existence of this Agreement and the identities of the parties hereto and their affiliates confidential and will not now or hereafter divulge any of this information to any third party except (a) with the prior written consent of the other party; (b) as otherwise may be required by law or legal process, including, without limitation, in confidence to legal and financial advisors in their capacity of advising a party in such matters; (c) during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties; (d) in confidence to its legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with its obligations under this Agreement, or in connection to bona fide due diligence efforts with respect to a party; (e) by Purchaser, in order to perfect Purchaser’s interest in the Assigned Patent Rights with any governmental patent office (including, without limitation, recording the Executed Assignment in any governmental patent office); or (f) to enforce Purchaser’s right, title, and interest in and to the Assigned Patent Rights; provided that, in (b) through (d) above, (i) to the extent permitted by law, the disclosing party will use all legitimate and legal means available to minimize the disclosure to third parties, including, without limitation, seeking a confidential treatment request or protective order whenever appropriate or available; and (ii) the disclosing party will provide the other party with at least ten (10) days’ prior written notice of such disclosure. Without limiting the foregoing, Seller will cause its agents involved in this transaction to abide by the terms of this paragraph, including, without limitation, ensuring that such agents do not disclose or otherwise publicize the existence of this transaction with actual or potential clients in marketing materials, or industry conferences.

8.5 Governing Law; Venue/Jurisdiction. This Agreement will be interpreted, construed, and enforced in all respects in accordance with Swiss laws, without reference to its choice of law principles to the contrary. Seller will not commence or prosecute any action, suit, proceeding or claim arising under or by reason of this Agreement other than in Geneva, Switzerland. Seller irrevocably consents to the jurisdiction and venue of the courts identified in the preceding sentence in connection with any action, suit, proceeding, or claim arising under or by reason of this Agreement.

8.6 Notices. All notices given hereunder will be given in writing (in English or with an English translation), will refer to Purchaser and to this Agreement and will be: (i) personally delivered, (ii) delivered postage prepaid by an internationally recognized express courier service, or (iii) sent postage prepaid registered or certified U.S. mail (return receipt requested) to the address set forth below:

If to Purchaser:	If to Seller:
Genesis Growth Tech LLC	MindMaze Group SA
SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands	Chemin de Roseneck 5 Lausanne 1006, Switzerland
Attn: Eyal Perez	Attn: Legal

Notices are deemed given on (a) the date of receipt if delivered personally or by express courier (or if delivery refused, the date of refusal), or (b) the fifth (5th) calendar day after the date of posting if sent by U.S. mail or Swiss Post as the case may be. Notice given in any other manner will be deemed to have been given only if and when received at the address of the person to be notified. Either party may from time to time change its address for notices under this Agreement by giving the other party written notice of such change in accordance with this paragraph.

8.7 Relationship of Parties. The parties hereto are independent contractors. Nothing in this Agreement will be construed to create a partnership, joint venture, franchise, fiduciary, employment or agency relationship between the parties. Neither party has any express or implied authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party.

Annex B-6

8.8 Equitable Relief. Seller acknowledges and agrees that damages alone may be insufficient to compensate Purchaser for a breach by Seller of this Agreement and that irreparable harm may result from a breach of this Agreement. Purchaser shall have the right to seek an order for injunctive relief to prevent a breach or further breach, and the entering of an order for specific performance to compel performance of any obligations under this Agreement.

8.9 Severability. If any provision of this Agreement is found to be invalid or unenforceable, then the remainder of this Agreement will have full force and effect, and the invalid provision will be modified, or partially enforced, to the maximum extent permitted to effectuate the original objective.

8.10 Waiver. Failure by either party to enforce any term of this Agreement will not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.

8.11 Miscellaneous. This Agreement, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions. Neither of the parties will be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. No oral explanation or oral information by either party hereto will alter the meaning or interpretation of this Agreement. No amendments or modifications will be effective unless in a writing signed by authorized representatives of both parties; provided, however, that, prior to Closing, Purchaser and Seller may mutually agree to update Exhibits A and B to include any patents or patent applications within the definition of Patents, based on its review of the Deliverables as defined in paragraph 3.1, by providing updated Exhibits A and B to Seller. The terms and conditions of this Agreement will prevail notwithstanding any different, conflicting or additional terms and conditions that may appear on any letter, email or other communication or other writing not expressly incorporated into this Agreement. The following exhibits are attached hereto and incorporated herein: Exhibit A (entitled “Patents and Patent Applications to be Assigned”) and Exhibit B (entitled “Assignment of Patent Rights”). To the extent that any of the terms or conditions of Sections 1 through 8 of this Agreement conflicts with any of the terms or conditions contained in Exhibit B, the terms and conditions of Sections 1 through 8 of this Agreement shall control.

8.12 Counterparts; Electronic Signature; Delivery Mechanics. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument. Each party will execute and promptly deliver to the other parties a copy of this Agreement bearing the original signature. Prior to such delivery, in order to expedite the process of entering into this Agreement, the parties acknowledge that a Transmitted Copy of this Agreement will be deemed an original document. “Transmitted Copy” means a copy bearing a signature of a party that is reproduced or transmitted via email of a .pdf file, photocopy, facsimile, or other process of complete and accurate reproduction and transmission.

8.13 Publicity. Notwithstanding paragraph 8.4, Seller may make one public announcement contemporaneously with the signing of this Agreement and one public announcement contemporaneously with Closing, provided that Purchaser has approved the any announcement. Seller shall submit any such proposed announcement to Purchaser at least five business days prior to its making such an announcement for Purchaser’s review and approval, which approval shall not be unreasonably withheld by Purchaser.

<signature page follows>

Annex B-7

IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Patent Purchase Agreement as of the last of the dates set forth below (“Effective Date”).

SELLER:			PURCHASER:
By:	/s/ Tej Tadi	/s/ Pierre-Emmanuel Meyer	By:	/s/ Eyal Perez
Name:	Tej Tadi	Pierre-Emmanuel Meyer	Name:	Eyal Perez
Title:	ceo	SVP Finance	Title:	Manager & Managing Member
Date:	9/22/2023	9/21/2023	Date:	9/21/2023

Annex B-8

Exhibit A — Patents and Patent Applications to be Assigned

Patent No.	Country	Filing Date	Title of Patent
10,943,100	U.S.	17-Jan-2018	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
11,495,053	U.S.	24-Aug-2020	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
11,709,548	U.S.	08-Sep-2022	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
10,515,474	U.S.	19-Jan-2018	System, Method and Apparatuses for Detecting Facial Expression in a Virtual Reality System
11,195,316	U.S.	08-Nov-2019	System, Method and Apparatuses for Detecting Facial Expression in a Virtual Reality System
10,521,014	U.S.	30-Jan-2019	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System
11,328,533	U.S.	09-Jan-2019	System, Method and Apparatus for Detecting Facial Expression for Motion Capture
Application No.	Country	Filing Date	Title of Application
18/317,058	U.S.	13-May-2023	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
17/163,327	U.S.	29-Jan-2021	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System
18/067,812	U.S	19-Dec-2022	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System

Annex B-9

Exhibit B — Assignment of Patent Rights

For good and valuable consideration, the receipt of which is hereby acknowledged, MindMaze Group SA, a Swiss corporation, with an office at Chemin de Roseneck 5, Lausanne 1006, Switzerland (“Assignor”), does hereby sell, assign, transfer, and convey unto Genesis Growth Tech LLC, a limited liability company, with an office at SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands (“Assignee”), or its designees, all right, title, and interest that exist today and may exist in the future in and to any and all of the following (collectively, the “Patent Rights”):

(a) the provisional patent applications, patent applications and patents listed in the table below (the “Patents”);

(b) all patents and patent applications (i) to which any of the Patents directly or indirectly claims priority or (ii) to which any of the Patents directly or indirectly claim priority;

(c) all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, requests for continuing examinations, divisions, registrations of any item in any of the foregoing categories (a) and (b);

(d) all items in any of the foregoing in categories (b) through (c), whether or not expressly listed as Patents below and whether or not claims in any of the foregoing have been rejected, withdrawn, cancelled, or the like;

(e) all inventions, invention disclosures, and discoveries described in any item in any of the foregoing categories (a) through (d) and all other rights arising out of such inventions, invention disclosures, and discoveries;

(f) all causes of action (whether known or unknown or whether currently pending, filed, or otherwise) and other enforcement rights under, or on account of, any of the Patents and/or any item in any of the foregoing categories (b) through (e), including, without limitation, all causes of action and other enforcement rights for

(i) damages,

(ii) injunctive relief, and

(iii) any other remedies of any kind

for past, current, and future infringement; and

(i) all rights to collect royalties and other payments under or on account of any of the Patents and/or any item in any of the foregoing categories (b) through (f).

Patents

Patent No.	Country	Filing Date	Title of Patent
10,943,100	U.S.	17-Jan-2018	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
11,495,053	U.S.	24-Aug-2020	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
11,709,548	U.S.	08-Sep-2022	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
10,515,474	U.S.	19-Jan-2018	System, Method and Apparatuses for Detecting Facial Expression in a Virtual Reality System
11,195,316	U.S.	08-Nov-2019	System, Method and Apparatuses for Detecting Facial Expression in a Virtual Reality System
10,521,014	U.S.	30-Jan-2019	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System
11,328,533	U.S.	09-Jan-2019	System, Method and Apparatus for Detecting Facial Expression for Motion Capture

Annex B-10

Application No.	Country	Filing Date	Title of Application
18/317,058	U.S.	13-May-2023	Systems, Methods, Devices and Apparatuses for Detecting Facial Expression
17/163,327	U.S.	29-Jan-2021	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System
18/067,812	U.S	19-Dec-2022	Systems, Methods, Apparatuses and Devices for Detecting Facial Expression and for Tracking Movement and Location Including for at Least One of a Virtual and Augmented Reality System

Assignor represents, warrants and covenants that:

(1) Assignor has the full power and authority, and has obtained all third party consents, approvals and/or other authorizations required to enter into this Agreement and to carry out its obligations hereunder, including the assignment of the Patent Rights to Assignee; and

(2) Assignor owns, and by this document assigns to Assignee, all right, title, and interest to the Patent Rights, including, without limitation, all right, title, and interest to sue for infringement of the Patent Rights. Assignor has obtained and properly recorded previously executed assignments for the Patent Rights as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction. The Patent Rights are free and clear of all liens, claims, mortgages, security interests or other encumbrances, and restrictions. There are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patent Rights. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patent Rights.

Assignor hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents, certificates of invention, utility models or other governmental grants or issuances that may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.

Assignor will, at the reasonable request of Assignee and without demanding any further consideration therefor, do all things necessary, proper, or advisable, including without limitation, the execution, acknowledgment, and recordation of specific assignments, oaths, declarations, and other documents on a country-by-country basis, to assist Assignee in obtaining, perfecting, sustaining, and/or enforcing the Patent Rights. Such assistance will include providing, and obtaining from the respective inventors, prompt production of pertinent facts and documents, giving of testimony, execution of petitions, oaths, powers of attorney, specifications, declarations or other papers, and other assistance reasonably necessary for filing patent applications, complying with any duty of disclosure, and conducting prosecution, reexamination, reissue, interference or other priority proceedings, opposition proceedings, cancellation proceedings, public use proceedings, infringement or other court actions and the like with respect to the Patent Rights. With prior written approval by Assignee, Assignee will pay Assignor’s reasonable costs and expenses.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

Annex B-11

The terms and conditions of this Assignment of Patent Rights will inure to the benefit of Assignee, its successors, assigns, and other legal representatives and will be binding upon Assignor, its successors, assigns, and other legal representatives.

IN WITNESS WHEREOF this Assignment of Patent Rights is executed at [______________________________] on [__________________], 2023.

ASSIGNOR:
MindMaze Group SA
By:
Name:
Title:
(Signature MUST be notarized)
STATE OF	)
) ss.
COUNTY OF	)

On                      , before me,                , Notary Public in and for said State, personally appeared                , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature	(Seal)

Annex B-12

FIRST AMENDMENT TO PATENT SALE AGREEMENT

This First Amendment to Patent Purchase Agreement (this “Amendment”), dated November 14, 2023 (“Amendment Date”), is entered into by and among Genesis Growth Tech LLC, a Cayman Islands limited liability company, with an office at SIX, 2nd Floor, Cricket Square, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands (“Purchaser”), and MindMaze Group SA, a Swiss corporation, with an office at Chemin de Roseneck 5, Lausanne 1006, Switzerland (“Seller”).

Recitals

A.            Whereas, the parties entered into that certain Patent Purchase Agreement which had an effective date of September 21, 2023 (the “Original Agreement”).

B.            Whereas, the parties mutually wish to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

Agreement

1.           Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Original Agreement. From and after the Amendment Date, the term “Agreement” in the Original Agreement shall mean the Original Agreement, as amended by this Amendment.

2.           Closing. Paragraph 3.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.2.Closing. The closing of the sale of the Assigned Patent Rights hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived in writing (the “Closing”). Purchaser and Seller will carry out the Closing on or prior to May 31, 2024.”

3.           Closing Payment. Each reference to February 28, 2024 set forth in paragraphs 3.4(a), 3.5(a), and 3.5(b) is hereby revised to reference May 31, 2024.

4.           Termination and Survival. Paragraph 3.5(b) of the Original Agreement is hereby deleted in its entirety.

5.           Confirmation; Entire Agreement. Except as specifically amended by this Amendment, all provisions of the Original Agreement remain in full force and effect as provided therein. The Original Agreement (together with and as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except by a written instrument duly executed by both parties.

6.           Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

7.           Signatures. This Amendment may be signed in multiple counterparts, each of which shall be considered originals and all of which shall be considered one and the same instrument. Signatures received by facsimile, PDF or other electronic format (including DocuSign) shall be deemed to be original signatures.

<signature page follows>
Annex B-13

IN WITNESS WHEREOF, this Amendment has been executed by each party as of the Amendment Date.

MINDMAZE GROUP SA			GENESIS GROWTH TECH LLC
By:	/s/ Tej Tadi	/s/ Pierre-Emmanuel Meyer	By:	/s/ Eyal Perez
Name:	Tej Tadi	Pierre-Emmanuel Meyer	Name:	Eyal Perez
Title:	ceo	SVP Finance	Title:	Manager & Managing Member

Annex B-14

Annex C

POST-COMBINATION ARTICLES

THE COMPANIES ACT (AS REVISED)
EXEMPTED COMPANY LIMITED BY SHARES

FOURTH AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
NEUROMIND AI CORP.
(ADOPTED BY SPECIAL RESOLUTION DATED [DATE] 2024)

1.           The name of the Company is NeuroMind AI Corp..

2.           The registered office of the Company shall be at the offices of Conyers Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands.

3.           Subject to the following provisions of this Memorandum, the objects for which the Company is established are unrestricted.

4.           Subject to the following provisions of this Memorandum, the Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit, as provided by Section 27(2) of the Companies Act.

5.           Nothing in this Memorandum shall permit the Company to carry on a business for which a licence is required under the laws of the Cayman Islands unless duly licensed.

6.           The Company shall not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this clause shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

7.           The liability of each member is limited to the amount from time to time unpaid on such member’s shares.

8.           The share capital of the Company is US$55,500 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each and 50,000,000 Class B ordinary shares of a par value of US$0.0001 each, as well as 5,000,000 preference shares of a par value of US$0.0001 each.

9.           The Company may exercise the power contained in the Companies Act to deregister in the Cayman Islands and be registered by way of continuation in another jurisdiction.

Annex C Page Nos.
INTERPRETATION
1.	Definitions	C-1
SHARES		C-3
2.	Power to Issue Shares	C-3
3.	Redemption, Purchase, Surrender and Treasury Shares	C-3
4.	Rights Attaching to Shares	C-4
5.	Calls on Shares	C-4
6.	Joint and Several Liability to Pay Calls	C-4
7.	Forfeiture of Shares	C-4
8.	Share Certificates	C-5
9.	Fractional Shares	C-5
REGISTRATION OF SHARES		C-5
10.	Register of Members	C-5
11.	Registered Holder Absolute Owner	C-6
12.	Transfer of Registered Shares	C-6
13.	Transmission of Registered Shares	C-7
14.	Listed Shares	C-8
ALTERATION OF SHARE CAPITAL		C-8
15.	Power to Alter Capital	C-8
16.	Variation of Rights Attaching to Shares	C-9
DIVIDENDS AND CAPITALISATION		C-9
17.	Dividends	C-9
18.	Power to Set Aside Profits	C-9
19.	Method of Payment	C-10
20.	Capitalisation	C-10
MEETINGS OF MEMBERS		C-10
21.	Annual General Meetings	C-10
22.	Extraordinary General Meetings	C-10
23.	Requisitioned General Meetings	C-10
24.	Notice	C-11
25.	Giving Notice and Access	C-11
26.	Postponement of General Meeting	C-12
27.	Electronic Participation in Meetings	C-12
28.	Quorum at General Meetings	C-12

Annex C-i

NeuroMind AI Corp.
Annex C Page Nos.
29.	Chairman to Preside	C-12
30.	Voting on Resolutions	C-12
31.	Power to Demand a Vote on a Poll	C-13
32.	Voting by Joint Holders of Shares	C-13
33.	Instrument of Proxy	C-14
34.	Representation of Corporate Member	C-14
35.	Adjournment of General Meeting	C-14
36.	Written Resolutions	C-15
37.	Directors Attendance at General Meetings	C-15
DIRECTORS AND OFFICERS		C-15
38.	Election of Directors	C-15
39.	Number of Directors	C-15
40.	Term of Office of Directors	C-15
41.	Alternate Directors	C-15
42.	Removal of Directors	C-16
43.	Vacancy in the Office of Director	C-16
44.	Remuneration of Directors	C-17
45.	Defect in Appointment	C-17
46.	Directors to Manage Business	C-17
47.	Powers of the Board of Directors	C-17
48.	Register of Directors and Officers	C-18
49.	Officers	C-18
50.	Appointment of Officers	C-18
51.	Duties of Officers	C-18
52.	Remuneration of Officers	C-18
53.	Conflicts of Interest	C-18
54.	Indemnification and Exculpation of Directors and Officers	C-19
MEETINGS OF THE BOARD OF DIRECTORS		C-20
55.	Board Meetings	C-20
56.	Notice of Board Meetings	C-20
57.	Electronic Participation in Meetings	C-20
58.	Representation of Director	C-20
59.	Quorum at Board Meetings	C-20
60.	Board to Continue in the Event of Vacancy	C-20

Annex C-ii

NeuroMind AI Corp.
Annex C Page Nos.
61.	Chairman to Preside	C-20
62.	Written Resolutions	C-20
63.	Validity of Prior Acts of the Board	C-21
CORPORATE RECORDS		C-21
64.	Minutes	C-21
65.	Register of Mortgages and Charges	C-21
66.	Form and Use of Seal	C-21
ACCOUNTS		C-21
67.	Books of Account	C-21
68.	Financial Year End	C-22
AUDITS		C-22
69.	Audit	C-22
70.	Appointment of Auditors	C-22
71.	Remuneration of Auditors	C-22
72.	Duties of Auditor	C-22
73.	Access to Records	C-22
VOLUNTARY WINDING-UP AND DISSOLUTION		C-23
74.	Winding-Up	C-23
CHANGES TO CONSTITUTION		C-23
75.	Changes to Articles	C-23
76.	Changes to the Memorandum of Association	C-23
77.	Discontinuance	C-23
78.	Mergers and Consolidations	C-23

Annex C-iii

NeuroMind AI Corp.

THE COMPANIES ACT (AS REVISED)
EXEMPTED COMPANY LIMITED BY SHARES
FOURTH AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
NEUROMIND AI CORP.
(ADOPTED BY SPECIAL RESOLUTION DATED [DATE] 2024)

Table A
The regulations in Table A in the First Schedule to the Act (as defined below) do not apply to the Company.

interpretation

1.           Definitions

1.1.        In these Articles, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

Act	the Companies Act of the Cayman Islands;
Alternate Director	an alternate director appointed in accordance with these Articles;
Articles	these Articles of Association as altered from time to time;
Auditor	the person or firm for the time being appointed as Auditor of the Company and shall include an individual or partnership;
Board

the board of directors (including, for the avoidance of doubt, a sole director) appointed or elected pursuant to these Articles and acting at a meeting of directors at which there is a quorum or by written resolution in accordance with these Articles;

Company	the company for which these Articles are approved and confirmed;
Director	a director, including a sole director, for the time being of the Company and shall include an Alternate Director;
Member

the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons, as the context so requires;

month	calendar month;
notice	written notice as further provided in these Articles unless otherwise specifically stated;
Officer	any person appointed by the Board to hold an office in the Company;
ordinary resolution

a resolution passed at a general meeting (or, if so specified, a meeting of Members holding a class of shares) of the Company by a simple majority of the votes cast, or a written resolution passed by the unanimous consent of all Members entitled to vote;

paid-up	paid-up or credited as paid-up;

Annex C-1

NeuroMind AI Corp.
Register of Directors and Officers	the register of directors and officers referred to in these Articles;
Register of Members	the register of members maintained by the Company in accordance with the Act;
Seal	the common seal or any official or duplicate seal of the Company;
Secretary

the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary;

share	includes a fraction of a share;
Special Resolution

(i)     a resolution passed by a majority of at least two-thirds of such members as, being entitled to do so, vote in person or by proxy at a general meeting of which notice specifying the intention to propose a resolution as a special resolution has been duly given (and for the avoidance of doubt, unanimity qualifies as a majority); or

(ii)    a written resolution passed by unanimous consent of all Members entitled to vote;

written resolution	a resolution passed in accordance with Article 36 or 62; and
year	calendar year.

1.2.        In these Articles, where not inconsistent with the context:

(a)         words denoting the plural number include the singular number and vice versa;

(b)         words denoting the masculine gender include the feminine and neuter genders;

(c)         words importing persons include companies, associations or bodies of persons whether corporate or not;

(d)         the words:-

(i)          “may” shall be construed as permissive; and

(ii)         “shall” shall be construed as imperative;

(e)         a reference to statutory provision shall be deemed to include any amendment or re-enactment thereof;

(f)          the word “corporation” means corporation whether or not a company within the meaning of the Act; and

(g)         unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Articles.

Annex C-2

NeuroMind AI Corp.

1.3.        In these Articles expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

1.4.        Headings used in these Articles are for convenience only and are not to be used or relied upon in the construction hereof.

SHARES

2.           Power to Issue Shares

Subject to these Articles and to any resolution of the Members to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares on such terms and conditions as it may determine and any shares or class of shares (including the issue or grant of options, warrants and other rights, renounceable or otherwise in respect of shares) may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital, or otherwise, provided that no share shall be issued at a discount except in accordance with the Act.

3.           Redemption, Purchase, Surrender and Treasury Shares

3.1.        Subject to the Act, the Company is authorised to issue shares which are to be redeemed or are liable to be redeemed at the option of the Company or a Member and may make payments in respect of such redemption in accordance with the Act.

3.2.        The Company is authorised to purchase any share in the Company (including a redeemable share) by agreement with the holder and may make payments in respect of such purchase in accordance with the Act.

3.3.        The Company authorises the Board to determine the manner or any of the terms of any redemption or purchase.

3.4.        A delay in payment of the redemption price shall not affect the redemption but, in the case of a delay of more than thirty days, interest shall be paid for the period from the due date until actual payment at a rate which the Board, after due enquiry, estimates to be representative of the rates being offered by Class A banks in the Cayman Islands for thirty day deposits in the same currency.

3.5.        The Company authorises the Board pursuant to section 37(5) of the Act to make a payment in respect of the redemption or purchase of its own shares otherwise than out of its profits, share premium account, or the proceeds of a fresh issue of shares.

3.6.        No share may be redeemed or purchased unless it is fully paid-up.

3.7.        The Company may accept the surrender for no consideration of any fully paid share (including a redeemable share) unless, as a result of the surrender, there would no longer be any issued shares of the company other than shares held as treasury shares.

3.8.        The Company is authorised to hold treasury shares in accordance with the Act.

3.9.        The Board may designate as treasury shares any of its shares that it purchases or redeems, or any shares surrendered to it, in accordance with the Act.

3.10.      Shares held by the Company as treasury shares shall continue to be classified as treasury shares until such shares are either cancelled or transferred in accordance with the Act.

Annex C-3

NeuroMind AI Corp.

4.           Rights Attaching to Shares

Subject to Article 2, the Memorandum of Association and any resolution of the Members to the contrary and without prejudice to any special rights conferred thereby on the holders of any other shares or class of shares, each share shall, subject to these Articles:

(a)         be entitled to one vote per share;

(b)         be entitled to such dividends as the Board may from time to time declare;

(c)         in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

(d)         generally be entitled to enjoy all of the rights attaching to shares.

5.           Calls on Shares

5.1.        The Board may make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

5.2.        The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up.

5.3.        The terms of any issue of shares may include different provisions with respect to different Members in the amounts and times of payments of calls on their shares.

6.           Joint and Several Liability to Pay Calls

The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

7.           Forfeiture of Shares

7.1.        If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

Notice of Liability to Forfeiture for Non-Payment of Call

NeuroMind AI Corp. (the “Company”)

You have failed to pay the call of [amount of call] made on [date], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on [date], the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of [            ] per annum computed from the said [date] at the registered office of the Company the share(s) will be liable to be forfeited.

Dated this [date]

______________________________________

[Signature of Secretary] By Order of the Board

Annex C-4

NeuroMind AI Corp.

7.2.        If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine. Without limiting the generality of the foregoing, the disposal may take place by sale, repurchase, redemption or any other method of disposal permitted by and consistent with these Articles and the Act.

7.3.        A Member whose share or shares have been so forfeited shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture, together with all interest due thereon and any costs and expenses incurred by the Company in connection therewith.

7.4.        The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

8.           Share Certificates

8.1.        Every Member shall be entitled to a certificate under the common seal (if any) or a facsimile thereof of the Company or bearing the signature (or a facsimile thereof) of a Director or the Secretary or a person expressly authorised to sign specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, specifying the amount paid on such shares. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

8.2.        If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

8.3.        Share certificates may not be issued in bearer form.

9.           Fractional Shares

The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.

REGISTRATION OF SHARES

10.         Register of Members

10.1.      The Board shall cause to be kept in one or more books a Register of Members which may be kept in or outside the Cayman Islands at such place as the Board shall appoint and shall enter therein the following particulars:

(a)         the name and address of each Member, the number, and (where appropriate) the class of shares held by such Member and the amount paid or agreed to be considered as paid on such shares;

(b)         whether the shares held by a Member carry voting rights under the Articles and, if so, whether such voting rights are conditional;

(c)         the date on which each person was entered in the Register of Members; and

(d)         the date on which any person ceased to be a Member.

Annex C-5

NeuroMind AI Corp.

10.2.      The Board may cause to be kept in any country or territory one or more branch registers of such category or categories of members as the Board may determine from time to time and any branch register shall be deemed to be part of the Company’s Register of Members.

10.3.      Any register maintained by the Company in respect of listed shares may be kept by recording the particulars set out in Article 10.1 in a form otherwise than legible if such recording otherwise complies with the laws applicable to and the rules and regulations of the relevant approved stock exchange.

11.         Registered Holder Absolute Owner

11.1.      The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

11.2.      No person shall be entitled to recognition by the Company as holding any share upon any trust and the Company shall not be bound by, or be compelled in any way to recognise, (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any other right in respect of any share except an absolute right to the entirety of the share in the holder. If, notwithstanding this Article, notice of any trust is at the holder’s request entered in the Register of Members or on a share certificate in respect of a share, then, except as aforesaid:

(a)         such notice shall be deemed to be solely for the holder’s convenience;

(b)         the Company shall not be required in any way to recognise any beneficiary, or the beneficiary, of the trust as having an interest in the share or shares concerned;

(c)         the Company shall not be concerned with the trust in any way, as to the identity or powers of the trustees, the validity, purposes or terms of the trust, the question of whether anything done in relation to the shares may amount to a breach of trust or otherwise; and

(d)         the holder shall keep the Company fully indemnified against any liability or expense which may be incurred or suffered as a direct or indirect consequence of the Company entering notice of the trust in the Register of Members or on a share certificate and continuing to recognise the holder as having an absolute right to the entirety of the share or shares concerned.

12.         Transfer of Registered Shares

12.1.      An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

Transfer of a Share or Shares

NeuroMind AI Corp. (the “Company”)

FOR VALUE RECEIVED……………….. [amount] , I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address] , [number] shares of the Company.

DATED this [date]
Signed by:	In the presence of:

Transferor	Witness

Transferor	Witness

Annex C-6

NeuroMind AI Corp.

12.2.      Such instrument of transfer shall be signed by (or in the case of a party that is a corporation, on behalf of) the transferor and transferee, provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

12.3.      The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require showing the right of the transferor to make the transfer.

12.4.      The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

12.5.      The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share. If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

13.         Transmission of Registered Shares

13.1.      In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 39 of the Act, for the purpose of this Article, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

13.2.      Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Member

NeuroMind AI Corp. (the “Company”)

I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased Member] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and

Annex C-7

NeuroMind AI Corp.

assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

DATED this [date]
Signed by:	In the presence of:

Transferor	Witness

Transferor	Witness

13.3.      On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

13.4.      Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

14.         Listed Shares

14.1.      Notwithstanding anything to the contrary in these Articles, shares that are listed or admitted to trading on an approved stock exchange may be evidenced and transferred in accordance with the rules and regulations of such exchange.

ALTERATION OF SHARE CAPITAL

15.         Power to Alter Capital

15.1.      Subject to the Act, the Company may from time to time by ordinary resolution alter the conditions of its Memorandum of Association to:

(a)         increase its capital by such sum divided into shares of such amounts as the resolution shall prescribe or, if the Company has shares without par value, increase its share capital by such number of shares without nominal or par value, or increase the aggregate consideration for which its shares may be issued, as it thinks expedient;

(b)         consolidate and divide all or any of its share capital into shares of a larger amount than its existing shares;

(c)         convert all or any of its paid-up shares into stock, and reconvert that stock into paid-up shares of any denomination;

(d)         subdivide its shares or any of them into shares of an amount smaller than that fixed by the Memorandum of Association; or

(e)         cancel shares which at the date of the passing of the resolution have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so cancelled or, in the case of shares without par value, diminish the number of shares into which its capital is divided.

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NeuroMind AI Corp.

15.2.      For the avoidance of doubt it is declared that paragraph 15.1(b), (c) and (d) do not apply if at any time the shares of the Company have no par value.

15.3.      Subject to the Act, the Company may from time to time by Special Resolution reduce its share capital.

16.         Variation of Rights Attaching to Shares

If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

DIVIDENDS AND CAPITALISATION

17.         Dividends

17.1.      The Board may, subject to these Articles and in accordance with the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly by the distribution of specific assets (which may consist of the shares or securities of any other company).

17.2.      Where the Board determines that a dividend shall be paid wholly or partly by the distribution of specific assets, the Board may settle all questions concerning such distribution. Without limiting the generality of the foregoing, the Board may fix the value of such specific assets and vest any such specific assets in trustees on such terms as the Board thinks fit.

17.3.      Dividends may be declared and paid out of profits of the Company, realised or unrealised, or from any reserve set aside from profits which the Board determines is no longer needed, or not in the same amount. Dividends may also be declared and paid out of share premium account or any other fund or account which can be authorised for this purpose in accordance with the Act.

17.4.      No unpaid dividend shall bear interest as against the Company.

17.5.      The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

17.6.      The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company. No unpaid distribution shall bear interest as against the Company.

17.7.      The Board may fix any date as the record date for determining the Members entitled to receive any dividend or other distribution, but, unless so fixed, the record date shall be the date of the Directors’ resolution declaring same.

18.         Power to Set Aside Profits

18.1.      The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such amount as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose. Pending application, such sums may be employed in the business of the Company or invested, and need not be kept separate from other assets of the Company. The Board may also, without placing the same to reserve, carry forward any profit which it decides not to distribute.

Annex C-9

NeuroMind AI Corp.

18.2.      Subject to any direction from the Company in general meeting, the Board may on behalf of the Company exercise all the powers and options conferred on the Company by the Act in regard to the Company’s share premium account.

19.         Method of Payment

19.1.      Any dividend, interest, or other monies payable in cash in respect of the shares may be paid to such person and in such manner (including, without limitation, cheque, draft, electronic transfer etc.) as the Member may in writing direct.

19.2.      In the case of joint holders of shares, any dividend, interest or other monies payable in cash in respect of shares may be paid to such person and in such manner (including, without limitation, cheque, draft, electronic transfer etc.) as the joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

19.3.      The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

20.         Capitalisation

20.1.      The Board may capitalise any amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

20.2.      The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid shares of those Members who would have been entitled to such amounts if they were distributed by way of dividend or distribution.

MEETINGS OF MEMBERS

21.         Annual General Meetings

The Company may in each year hold a general meeting as its annual general meeting. The annual general meeting of the Company may be held at such time and place as the Chairman of the Company (if there is one) (the “Chairman”) or any two Directors or any Director and the Secretary or the Board shall appoint.

22.         Extraordinary General Meetings

22.1.      General meetings other than annual general meetings shall be called extraordinary general meetings.

22.2.      The Chairman or any two Directors or any Director and the Secretary or the Board may convene an extraordinary general meeting whenever in their judgment such a meeting is necessary.

23.         Requisitioned General Meetings

23.1.      The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings, forthwith proceed to convene an extraordinary general meeting. To be effective the requisition shall state the objects of the meeting, shall be in writing, signed by the requisitionists, and shall be deposited at the registered office. The requisition may consist of several documents in like form each signed by one or more requisitionists.

23.2.      If the Board does not, within twenty-one days from the date of the requisition, duly proceed to call an extraordinary general meeting, the requisitionists, or any of them representing more than one half of the total voting rights of all of them, may themselves convene an extraordinary general meeting; but any

Annex C-10

NeuroMind AI Corp.

meeting so called shall not be held more than ninety days after the requisition. An extraordinary general meeting called by requisitionists shall be called in the same manner, as nearly as possible, as that in which general meetings are to be called by the Board.

24.         Notice

24.1.      At least five days’ notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held and if different, the record date for determining Members entitled to attend and vote at the general meeting, and, as far as practicable, the other business to be conducted at the meeting.

24.2.      At least five days’ notice of an extraordinary general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.

24.3.      The Board may fix any date as the record date for determining the Members entitled to receive notice of and to vote at any general meeting of the Company but, unless so fixed, as regards the entitlement to receive notice of a meeting or notice of any other matter, the record date shall be the date of despatch of the notice and, as regards the entitlement to vote at a meeting, and any adjournment thereof, the record date shall be the date of the original meeting.

24.4.      A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Articles, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) in the case of an extraordinary general meeting, by seventy-five percent of the Members entitled to attend and vote thereat.

24.5.      The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

25.         Giving Notice and Access

25.1.      A notice may be given by the Company to a Member:

(a)         by delivering it to such Member in person, in which case the notice shall be deemed to have been served upon such delivery; or

(b)         by sending it by post to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served seven days after the date on which it is deposited, with postage prepaid, in the mail; or

(c)         by sending it by courier to such Member’s address in the Register of Members, in which case the notice shall be deemed to have been served two days after the date on which it is deposited, with courier fees paid, with the courier service; or

(d)         by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose, in which case the notice shall be deemed to have been served at the time that it would in the ordinary course be transmitted; or

(e)          by publication of an electronic record of it on a website and notification of such publication (which shall include the address of the website, the place on the website where the document may be found, and how the document may be accessed on the website), such notification being given by any of the methods set out in paragraphs (a) through (d) hereof, in which case the notice shall be deemed to have been served at the time when the instructions for access and the posting on the website are complete.

Annex C-11

NeuroMind AI Corp.

25.2.      Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

25.3.      In proving service under paragraphs 25.1(b), (c) and (d), it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted or sent by courier, and the time when it was posted, deposited with the courier, or transmitted by electronic means.

26.         Postponement of General Meeting

The Board may postpone any general meeting called in accordance with these Articles provided that notice of postponement is given to the Members before the time for such meeting. Notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with Article 25 of these Articles.

27.         Electronic Participation in Meetings

Members may participate in any general meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

28.         Quorum at General Meetings

28.1.      At any general meeting two or more persons present in person and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting held during such time.

28.2.      If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Board may determine. Unless the meeting is adjourned to a specific date, time and place announced at the meeting being adjourned, fresh notice of the resumption of the meeting shall be given to each Member entitled to attend and vote thereat in accordance with these Articles.

29.         Chairman to Preside

Unless otherwise agreed by a majority of those attending and entitled to vote thereat, the Chairman, if there be one, shall act as chairman at all meetings of the Members at which such person is present. In his absence, a chairman of the meeting shall be appointed or elected by those present at the meeting and entitled to vote.

30.         Voting on Resolutions

30.1.      Subject to the Act and these Articles, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with these Articles and in the case of an equality of votes the resolution shall fail.

30.2.      No Member shall be entitled to vote at a general meeting unless such Member has paid all the calls on all shares held by such Member.

30.3.      At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to these Articles, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his hand.

Annex C-12

NeuroMind AI Corp.

30.4.      At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

30.5.      At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to these Articles, be conclusive evidence of that fact.

31.         Power to Demand a Vote on a Poll

31.1.      Notwithstanding the foregoing, a poll may be demanded by the chairman of the meeting or at least one Member.

31.2.      Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, electronic or other communication facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

31.3.      A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time and in such manner during such meeting as the chairman of the meeting may direct. Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.

31.4.      Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. Each person present by telephone, electronic or other communication facilities or means shall cast his vote in such manner as the chairman of the meeting shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman of the meeting for the purpose and the result of the poll shall be declared by the chairman of the meeting.

32.         Voting by Joint Holders of Shares

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

Annex C-13

NeuroMind AI Corp.

33.         Instrument of Proxy

33.1.      An instrument appointing a proxy shall be in writing or transmitted by electronic mail in substantially the following form or such other form as the chairman of the meeting shall accept:

Proxy

NeuroMind AI Corp. (the “Company”)

I/We, [insert names here] , being a Member of the Company with [number] shares, HEREBY APPOINT [name] of [address] or failing him, [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members to be held on [date] and at any adjournment thereof. [Any restrictions on voting to be inserted here].

Signed this [date]

____________________________

Member(s)

33.2.      The instrument of proxy shall be signed or, in the case of a transmission by electronic mail, electronically signed in a manner acceptable to the chairman of the meeting, by the appointor or by the appointor’s attorney duly authorised in writing, or if the appointor is a corporation, either under its seal or signed or, in the case of a transmission by electronic mail, electronically signed in a manner acceptable to the chairman of the meeting, by a duly authorised officer or attorney.

33.3.      A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.

33.4.      The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

34.         Representation of Corporate Member

34.1.      A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

34.2.      Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

35.         Adjournment of General Meeting

The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting. Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Member entitled to attend and vote thereat, in accordance with these Articles.

Annex C-14

NeuroMind AI Corp.

36.         Written Resolutions

36.1.      Subject to these Articles, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members may be done without a meeting by written resolution in accordance with this Article.

36.2.      A written resolution is passed when it is signed by (or in the case of a Member that is a corporation, on behalf of) all the Members, or all the Members of the relevant class thereof, entitled to vote thereon and may be signed in as many counterparts as may be necessary.

36.3.      A resolution in writing made in accordance with this Article is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Article to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

36.4.      A resolution in writing made in accordance with this Article shall constitute minutes for the purposes of the Act.

36.5.      For the purposes of this Article, the date of the resolution is the date when the resolution is signed by (or in the case of a Member that is a corporation, on behalf of) the last Member to sign and any reference in any Article to the date of passing of a resolution is, in relation to a resolution made in accordance with this Article, a reference to such date.

37.         Directors Attendance at General Meetings

The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.

DIRECTORS AND OFFICERS

38.         Election of Directors

38.1.      The Directors shall be elected or appointed in writing in the first place by the subscribers to the Memorandum of Association or by a majority of them. There shall be no shareholding qualification for Directors unless prescribed by Special Resolution.

38.2.      The Board may from time to time appoint any person to be a Director, either to fill a casual vacancy or as an addition to the existing Directors, subject to any upper limit on the number of Directors prescribed pursuant to these Articles.

38.3.      The Company may from time to time by ordinary resolution appoint any person to be a Director.

39.         Number of Directors

The Board shall consist of not less than one Director or such number in excess thereof as the Board may determine.

40.         Term of Office of Directors

An appointment of a Director may be on terms that the Director shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent annual general meeting or upon any specified event or after any specified period; but no such term shall be implied in the absence of express provision.

41.         Alternate Directors

41.1.      At any general meeting, the Members may elect a person or persons to act as a Director in the alternative to any one or more Directors or may authorise the Board to appoint such Alternate Directors.

Annex C-15

NeuroMind AI Corp.

41.2.      Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself by notice deposited with the Secretary.

41.3.      Any person elected or appointed pursuant to this Article shall have all the rights and powers of the Director or Directors for whom such person is elected or appointed in the alternative, provided that such person shall not be counted more than once in determining whether or not a quorum is present.

41.4.      An Alternate Director shall be entitled to receive notice of all Board meetings and to attend and vote at any such meeting at which a Director for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director for whom such Alternate Director was appointed.

41.5.      An Alternate Director’s office shall terminate -

(a)         in the case of an alternate elected by the Members:

(i)          on the occurrence in relation to the Alternate Director of any event which, if it occurred in relation to the Director for whom he was elected to act, would result in the termination of that Director; or

(ii)         if the Director for whom he was elected in the alternative ceases for any reason to be a Director, provided that the alternate removed in these circumstances may be re-appointed by the Board as an alternate to the person appointed to fill the vacancy; and

(b)         in the case of an alternate appointed by a Director:

(i)          on the occurrence in relation to the Alternate Director of any event which, if it occurred in relation to his appointor, would result in the termination of the appointor’s directorship; or

(ii)         when the Alternate Director’s appointor revokes the appointment by notice to the Company in writing specifying when the appointment is to terminate; or

(iii)        if the Alternate Director’s appointor ceases for any reason to be a Director.

41.6.      If an Alternate Director is himself a Director or attends a Board meeting as the Alternate Director of more than one Director, his voting rights shall be cumulative.

41.7.      Unless the Board determines otherwise, an Alternate Director may also represent his appointor at meetings of any committee of the Board on which his appointor serves; and the provisions of this Article shall apply equally to such committee meetings as to Board meetings.

41.8.      Save as provided in these Articles an Alternate Director shall not, as such, have any power to act as a Director or to represent his appointor and shall not be deemed to be a Director for the purposes of these Articles.

42.         Removal of Directors

The Company may from time to time by ordinary resolution remove any Director from office, whether or not appointing another in his stead.

43.         Vacancy in the Office of Director

The office of Director shall be vacated if the Director:

(a)         is removed from office pursuant to these Articles;

(b)         dies or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

Annex C-16

NeuroMind AI Corp.

(c)         is or becomes of unsound mind or an order for his detention is made under the Mental Health Act of the Cayman Islands or any analogous law of a jurisdiction outside the Cayman Islands, or dies; or

(d)         resigns his office by notice to the Company.

44.         Remuneration of Directors

The remuneration (if any) of the Directors shall, subject to any direction that may be given by the Company in general meeting, be determined by the Board as it may from time to time determine and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from Board meetings, any committee appointed by the Board, general meetings, or in connection with the business of the Company or their duties as Directors generally.

45.         Defect in Appointment

All acts done in good faith by the Board, any Director, a member of a committee appointed by the Board, any person to whom the Board may have delegated any of its powers, or any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that he was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.

46.         Directors to Manage Business

The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Articles, required to be exercised by the Company in general meeting subject, nevertheless, to these Articles and the provisions of the Act.

47.         Powers of the Board of Directors

The Board may:

(a)         appoint, suspend, or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)         exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)         appoint one or more Directors to the office of managing director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)         appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)         by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

Annex C-17

NeuroMind AI Corp.

(f)          procure that the Company pays all expenses incurred in promoting and incorporating the Company;

(g)         delegate any of its powers (including the power to sub-delegate) to a committee of one or more persons appointed by the Board and every such committee shall conform to such directions as the Board shall impose on them. Subject to any directions or regulations made by the Board for this purpose, the meetings and proceedings of any such committee shall be governed by the provisions of these Articles regulating the meetings and proceedings of the Board, including provisions for written resolutions;

(h)         delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(i)          present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(j)          in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

(k)         authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company.

48.         Register of Directors and Officers

The Board shall keep and maintain a Register of Directors and Officers in accordance with the Act.

49.         Officers

The Officers shall consist of a Secretary and such additional Officers as the Board may determine all of whom shall be deemed to be Officers for the purposes of these Articles.

50.         Appointment of Officers

The Secretary (and additional Officers, if any) shall be appointed by the Board from time to time.

51.         Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

52.         Remuneration of Officers

The Officers shall receive such remuneration as the Board may determine.

53.         Conflicts of Interest

53.1.      Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or render services to the Company on such terms, including with respect to remuneration, as may be agreed between the parties. Nothing herein contained shall authorise a Director or a Director’s firm, partner or company to act as Auditor to the Company.

53.2.      A Director who is directly or indirectly interested in a contract or proposed contract with the Company (an “Interested Director”) shall declare the nature of such interest.

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NeuroMind AI Corp.

53.3.      An Interested Director who has complied with the requirements of the foregoing Article may:

(a)         vote in respect of such contract or proposed contract; and/or

(b)         be counted in the quorum for the meeting at which the contract or proposed contract is to be voted on,

and no such contract or proposed contract shall be void or voidable by reason only that the Interested Director voted on it or was counted in the quorum of the relevant meeting and the Interested Director shall not be liable to account to the Company for any profit realised thereby.

54.         Indemnification and Exculpation of Directors and Officers

54.1.      The Directors, Secretary and other Officers (such term to include any person appointed to any committee by the Board) acting in relation to any of the affairs of the Company or any subsidiary thereof, and the liquidator or trustees (if any) acting in relation to any of the affairs of the Company or any subsidiary thereof and every one of them (whether for the time being or formerly) and their heirs, executors, administrators and personal representatives (each an “indemnified party”) shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and no indemnified party shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any monies or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any monies of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to any of the indemnified parties. Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company or any subsidiary thereof, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to such Director or Officer.

54.2.      The Company may purchase and maintain insurance for the benefit of any Director or Officer against any liability incurred by him in his capacity as a Director or Officer or indemnifying such Director or Officer in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any subsidiary thereof.

MEETINGS OF THE BOARD OF DIRECTORS

55.         Board Meetings

The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. A resolution put to the vote at a Board meeting shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

56.         Notice of Board Meetings

A Director may, and the Secretary on the requisition of a Director shall, at any time summon a Board meeting. Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose.

Annex C-19

NeuroMind AI Corp.

57.         Electronic Participation in Meetings

Directors may participate in any meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

58.         Representation of Director

58.1.      A Director which is a corporation may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Director, and that Director shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

58.2.      Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at Board meetings on behalf of a corporation which is a Director.

58.3.      A Director who is not present at a Board meeting, and whose Alternate Director (if any) is not present at the meeting, may be represented at the meeting by a proxy duly appointed, in which event the presence and vote of the proxy shall be deemed to be that of the Director. All the provisions of these Articles regulating the appointment of proxies by Members shall apply equally to the appointment of proxies by Directors.

59.         Quorum at Board Meetings

The quorum necessary for the transaction of business at a Board meeting shall be two Directors, provided that if there is only one Director for the time being in office the quorum shall be one.

60.         Board to Continue in the Event of Vacancy

The Board may act notwithstanding any vacancy in its number.

61.         Chairman to Preside

Unless otherwise agreed by a majority of the Directors attending, the Chairman, if there be one, shall act as chairman at all Board meetings at which such person is present. In his absence a chairman of the meeting shall be appointed or elected by the Directors present at the meeting.

62.         Written Resolutions

62.1.      Anything which may be done by resolution of the Directors may, without a meeting and without any previous notice being required, be done by written resolution in accordance with this Article.

62.2.      A written resolution may be signed by (or in the case of a Director that is a corporation, on behalf of) all the Directors in as many counterparts as may be necessary.

62.3.      A written resolution made in accordance with this Article is as valid as if it had been passed by the Directors in a directors’ meeting, and any reference in any Article to a meeting at which a resolution is passed or to Directors voting in favour of a resolution shall be construed accordingly.

62.4.      A resolution in writing made in accordance with this Article shall constitute minutes for the purposes of the Act.

62.5.      For the purposes of this Article, the date of the resolution is the date when the resolution is signed by (or in the case of a Director that is a corporation, on behalf of) the last Director to sign and any reference in any Article to the date of passing of a resolution is, in relation to a resolution made in accordance with this Article, a reference to such date.

Annex C-20

NeuroMind AI Corp.

63.         Validity of Prior Acts of the Board

No regulation or alteration to these Articles made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

CORPORATE RECORDS

64.         Minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)         of all elections and appointments of Officers;

(b)         of the names of the Directors present at each Board meeting and of any committee appointed by the Board; and

(c)         of all resolutions and proceedings of general meetings of the Members, Board meetings, meetings of managers and meetings of committees appointed by the Board.

65.         Register of Mortgages and Charges

65.1.      The Board shall cause to be kept the Register of Mortgages and Charges required by the Act.

65.2.       The Register of Mortgages and Charges shall be open to inspection in accordance with the Act, at the registered office of the Company on every business day in the Cayman Islands, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each such business day be allowed for inspection.

66.         Form and Use of Seal

66.1.      The Company may adopt a seal, which shall bear the name of the Company in legible characters, and which may, at the discretion of the Board, be followed with or preceded by its dual foreign name or translated name (if any), in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Cayman and, if the Board thinks fit, a duplicate Seal may bear on its face the name of the country, territory, district or place where it is to be issued.

66.2.      The Seal (if any) shall only be used by the authority of the Board or of a committee of the Board authorised by the Board in that behalf and, until otherwise determined by the Board, the Seal shall be affixed in the presence of a Director or the Secretary or an assistant secretary or some other person authorised for this purpose by the Board or the committee of the Board.

66.3.      Notwithstanding the foregoing, the Seal (if any) may without further authority be affixed by way of authentication to any document required to be filed with the Registrar of Companies in the Cayman Islands, and may be so affixed by any Director, Secretary or assistant secretary of the Company or any other person or institution having authority to file the document as aforesaid.

ACCOUNTS

67.         Books of Account

67.1.      The Board shall cause to be kept proper books of account including, where applicable, material underlying documentation including contracts and invoices, and with respect to:-

(a)         all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure takes place;

(b)         all sales and purchases of goods by the Company; and

(c)         all assets and liabilities of the Company.

Annex C-21

NeuroMind AI Corp.

67.2.      Such books of account shall be kept and proper books of account shall not be deemed to be kept with respect to the matters aforesaid if there are not kept, at such place as the Board thinks fit, such books as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

67.3.      Such books of account shall be retained for a minimum period of five years from the date on which they are prepared.

67.4.      No Member (not being a Director) shall have any right of inspecting any account or book or document of the Company.

68.         Financial Year End

The financial year end of the Company shall be 31st December in each year but, subject to any direction of the Company in general meeting, the Board may from time to time prescribe some other period to be the financial year, provided that the Board may not without the sanction of an ordinary resolution prescribe or allow any financial year longer than eighteen months.

AUDITS

69.         Audit

Nothing in these Articles shall be construed as making it obligatory to appoint Auditors.

70.         Appointment of Auditors

70.1.      The Company may in general meeting appoint Auditors to hold office for such period as the Members may determine.

70.2.      Whenever there are no Auditors appointed as aforesaid the Board may appoint Auditors to hold office for such period as the Board may determine or earlier removal from office by the Company in general meeting.

70.3.      The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

71.         Remuneration of Auditors

71.1.      The remuneration of an Auditor appointed by the Members shall be fixed by the Company in general meeting.

71.2.      The remuneration of an Auditor appointed by the Board in accordance with these Articles shall be fixed by the Board.

72.         Duties of Auditor

The Auditor shall make a report to the Members on the accounts examined by him and on every set of financial statements laid before the Company in general meeting, or circulated to Members, pursuant to this Article during the Auditor’s tenure of office.

73.         Access to Records

73.1.      The Auditor shall at all reasonable times have access to the Company’s books, accounts and vouchers and shall be entitled to require from the Company’s Directors and Officers such information and explanations as the Auditor thinks necessary for the performance of the Auditor’s duties and, if the Auditor fails to obtain all the information and explanations which, to the best of his knowledge and belief, are necessary for the purposes of their audit, he shall state that fact in his report to the Members.

Annex C-22

NeuroMind AI Corp.

73.2.      The Auditor shall be entitled to attend any general meeting at which any financial statements which have been examined or reported on by him are to be laid before the Company and to make any statement or explanation he may desire with respect to the financial statements.

VOLUNTARY WINDING-UP AND DISSOLUTION

74.         Winding-Up

74.1.      The Company may be voluntarily wound-up by a Special Resolution.

74.2.      If the Company shall be wound up the liquidator may, with the sanction of a Special Resolution, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

CHANGES TO CONSTITUTION

75.         Changes to Articles

Subject to the Act and to the conditions contained in its Memorandum of Association, the Company may, by Special Resolution, alter or add to its Articles.

76.         Changes to the Memorandum of Association

Subject to the Act and these Articles, the Company may from time to time by Special Resolution alter its Memorandum of Association with respect to any objects, powers or other matters specified therein.

77.         Discontinuance

The Board may exercise all the powers of the Company to transfer by way of continuation the Company to a named country or jurisdiction outside the Cayman Islands pursuant to the Act.

78.         Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Act) upon such terms as the Board may determine and (to the extent required by the Act) with the approval of a Special Resolution.

Annex C-23

Annex D

To the Board of Directors of Genesis Growth Tech Acquisition Corp. Bahnhofstrasse 3 6052 Hergiswil, Nidwalden Switzerland

19 November 2023

RE: KISSPATENT VALUATION REPORT FOR MASK IP

Dear Board of Directors at Genesis Growth Tech Acquisition Corp. (“SPAC”),

We are writing to you in our capacity as the US Patent Firm having represented MindMaze, the previous owner of the patent portfolio that has been in turn assigned to Genesis Growth Tech LLC (“Sponsor”) via the Assignment of Patents Rights between MindMaze and Genesis Growth Tech LLC, and is now the subject of your recent letter, specifying the Contribution and Business Combination Agreement, (attached as a pdf file, “SPAC Summary Letter 19 Nov 2023”). The SPAC Summary Letter states as follows:

A.               SPAC is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

B.               Sponsor is the sponsor of SPAC.

C.               Sponsor has entered into that certain Patent Purchase Agreement, effective as of September 21, 2023 (as amended by the First Amendment to Patent Sale Agreement dated November 14, 2023 and as it may be further amended from time to time, the “Patent Purchase Agreement”), with MindMaze Group SA, a Swiss corporation (“MindMaze”), pursuant to which Sponsor acquired from MindMaze the MindMaze IP (as defined below), including a portfolio of patents, for a purchase price of $21 Million (the “MindMaze IP Purchase Price”) on the terms and subject to the conditions set forth in the Patent Purchase Agreement.

D.               Pursuant to the Patent Purchase Agreement, the MindMaze IP Purchase Price was not payable at the closing under the Patent Purchase Agreement, but is due and payable by Sponsor to MindMaze on or prior to May 31, 2024.

E.               Pursuant to the Patent Purchase Agreement, Sponsor has granted MindMaze a license back of the MindMaze IP for use in the healthcare field on the terms and subject to the conditions set forth in the Patent Purchase Agreement.

F.                The Patent Purchase Agreement contains a revenue sharing agreement pursuant to which Sponsor has agreed to share revenues from the MindMaze IP with MindMaze on the terms and subject to the conditions set forth in the Patent Purchase Agreement.

G.               Sponsor desires to contribute to SPAC, all of Sponsor’s right, title, and interest in and to the MindMaze IP, in exchange for $1000 (the “Exchange Consideration”) and the assumption by SPAC of Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze the MindMaze IP Purchase Price on or prior to May 31, 2024 and the obligation to share certain revenues with MindMaze, upon the terms and conditions hereinafter set forth.

Annex D-1

H.               SPAC desires to accept such contribution, to pay the Exchange Consideration to Sponsor and to assume Sponsor’s obligations under the Patent Purchase Agreement, including the obligation to pay to MindMaze the MindMaze IP Purchase Price on or prior to May 31, 2024 and the obligation to share certain revenues with MindMaze, upon the terms and conditions hereinafter set forth.

Upon the terms and subject to the conditions of this Agreement, at the Closing, Sponsor hereby shall contribute, transfer, convey, assign and deliver to SPAC, and SPAC shall acquire and accept from Sponsor, all worldwide rights, title and interest of Sponsor in and to the following assets, as the same may exist on the Closing Date, free and clear of Liens, except as expressly set forth in the Patent Purchase Agreement (collectively, the “Contribution”):

—     The MindMaze IP, including for the avoidance of doubt (i) all goodwill appurtenant thereto; and (ii) all of Sponsor’s right, title and interest in and to any and all causes of action and rights of recovery for past infringement or misappropriation of the MindMaze IP;

—     The Patent Purchase Agreement; and

—     all rights under all other Contracts that relate to the MindMaze IP.

This cover letter is signed by Dr. D’vorah Graeser, US Patent Agent and owner of this firm. This cover letter accompanies the comprehensive patent valuation report that we have prepared, and it aims to clarify the foundational aspects of this valuation to satisfy the “fair and equitable” standard.

Please note that this letter is limited in scope to the provided pdf IP valuation report (“mask IP valuation KP final 17 Nov 2023” with accompany pdf “Mask Worksheets 17 October 2023”) and the SPAC Summary Letter.

The valuation report reflects a thorough analysis grounded in transparent methodologies and is designed to be justifiable and reasonable from both the seller’s and buyer’s perspectives. Below, we address key points that are pertinent to your interests as the prospective purchaser:

1.      Ownership and Patent Validity: we have verified all assignments, confirming that they are accurately assigned to MindMaze and have been in turn assigned to Genesis Growth Tech LLC via the Assignment of Patents Rights between MindMaze and Genesis Growth Tech LLC. This latter assignment was stated to have occurred in the SPAC Summary Letter, or alternatively that it will occur shortly. The report provides in-depth details on the validity and enforceability of the patents, to the best of our knowledge and belief.

2.      Scope of the Patent: The report includes an outline of the breadth of the claims and the extent of protection afforded by the patents, to the best of our knowledge and belief.

3.      Market Analysis: While the report covers market size and the growth potential for products covered by the intellectual property, it does not include a competitive landscape analysis or substitutability assessment.

4.      Financial Performance: The financial aspects of the patent portfolio are discussed in the report, with a focus on royalties.

5.      Legal Considerations: There are no pending or potential litigations involving the intellectual property, to the best of our knowledge and belief. A freedom-to-operate analysis was deemed unnecessary for the purpose of this valuation, as the valuation report focuses on patent royalties only. The report includes details concerning the expiry dates and remaining life of the patents.

6.      Technology and IP Landscape: The report features a recent patent trends analysis to assess impact and value. The report also features a description of the current stage of development of the technology.

Annex D-2

7.      Comparable Transactions: Data on recent sales or licensing agreements, along with industry-standard royalty rates and deal structures, are included in the report.

8.      Strategic Value: As we are not privy to the strategic plans of GENESIS GROWTH TECH ACQUISITION CORP., the report does not speculate on the strategic value of the IP to this entity.

The report also anticipates and answers several due diligence questions you may have:

•        The validity of the IP is substantiated within the report, and there are no known encumbrances or liens, to the best of our knowledge and belief, as confirmed by MindMaze in its email of November 9 2023.

•        Projections and assumptions behind them are presented in the report.

•        The competitive advantage and market position conferred by the IP are discussed, although a detailed analysis aligned with the buyer’s strategy is outside the scope of this valuation.

It should be noted that while we have endeavored to provide a thorough valuation, the strategic fit and potential synergies for your company, as the buyer, have not been evaluated due to a lack of insight into your strategic objectives. In particular, the documents with which we were provided did not enable us to consider your specific strategic or business objectives.

Therefore, we can only evaluate whether the transaction may be considered to be fair and equitable according to a comparison of the sales price to the valuation as determined in the valuation report.

Assuming the facts as presented in the SPAC Summary Letter, we believe that the Contribution is fair to SPAC from a financial point of view.

The valuation as determined in the valuation report is USD 308.6 million.

Clearly, the acquisition price is much lower than the valuation as determined in the valuation report. Therefore, subject to the above caveats, and to the caveats as noted herein and in the MindMaze valuation report, we feel that the outlined acquisition is Fair and Equitable to the public shareholders of Genesis Growth Tech Acquisition Corp.

Our opinions as expressed herein are provided for the information and assistance of the Board of Directors and Senior Management of Genesis Growth Tech Acquisition Corp. We further note that our opinion does not constitute a recommendation to the general public and/or the present (“current”) stockholders of the Genesis Growth Acquisition Corp. as to whether or not to acquire and/or sell any shares of common stock they might presently own.

We trust that the report and this cover letter will facilitate a smooth transaction and a mutually beneficial outcome for both SPAC and Sponsor. All of the documents to which reference is made herein are included with this letter, which must be read in light of their contents. Should you require further clarification or additional information, please feel free to contact us.

Sincerely yours,

Dr. D’vorah Graeser
KISSPatent Europe BV

Annex D-3

KISSPATENT IP VALUATION REPORT

For: MindMaze Group SA In regard to: Mask IP

Chemin de Roseneck 5 Lausanne 1006, Switzerland

17 November 2023

1.    INTRODUCTION & EXECUTIVE SUMMARY

1.1.           This valuation report is intended to provide an overview of the value of the Mask (sometimes referred to as MindMask or FaceMask) technology portion of the patent portfolio held by MindMaze Group SA (“MindMaze”).

1.2.           The report is confidential and should not be shared with anyone who is not legally bound by a duty to hold the report in confidence or whose duties do not require that he or she be aware of its contents.

1.3.           The information in the valuation report is taken from MindMaze’s IP Valuation Report prepared by KISSPatent in 2021, as well as the update prepared by MindMaze, which reflect the intervening changes to the Mask IP or applicable markets. The underlying analytic method is unchanged from the report prepared in 2021, although at least some of the applicable market figures, as well as the market penetration and the geographic coverage have been updated as noted below. Any reference to “us” or “our” herein shall be taken as a reference to KISSPatent.

1.4.           Subject to the caveats herein, the Free Cash Flows (FCF) from IP royalties, after taxes and expenses but without discounting, could reach USD 283.4 million by 2030 and USD 394.9 million by 2035.

1.5. The valuation of MindMaze’s Mask portion of its portfolio based on the analysis in this report is: USD 308.6 million

1.6.            We note that MindMaze provided an updated market analysis and valuation report, which we received on 17 October 2023. We note that the above valuation of the Mask portion of the IP portfolio is not materially different from that provided by MindMaze in its report.

1.7.            The report features the following sections: an overview of the analysis is provided in Section 2, including a summary of the results. Section 3 provides a brief introduction to MindMaze, including its core technologies, business strategies, position in the competitive landscape and its intellectual property portfolio. Section 4 provides a brief review of the industries in which MindMaze competes. Section 5 contains the core of the valuation analysis itself, including assumptions, methods and results. Section 6 contains our conclusions, including from materials provided. These exhibits include the worksheets that are also provided with this report, but which do not form an integral part of this report, as they are provided for informational purposes only:

1.7.1.         PDF version of the Excel file entitled: Mask Worksheets 17 October 2023

1.8.            This valuation is based on reasonable best efforts in assessing the likelihood of each of MindMaze’s current patent applications being granted based on prior art searches done using state-of-the-art professional and international patent databases (e.g., PatSnap), and our belief that it is likely that MindMaze’s pending patent applications are likely to issue with substantively similar claims to those currently applied for, as well as in regard to granted patents.

Annex D-4

1.9.            In this Section, the contents of the analysis are reviewed, including the details of what was analyzed, the assumptions made for the analysis, the scope of analysis and the summary of the findings from this analysis.

1.10.          This analysis was built from several pieces. As described in greater detail below, the Mask technology of MindMaze was first considered, including the development strategy for creating practical market-drive solutions. Next, the Mask IP portfolio of MindMaze was analyzed, taking into consideration search reports and patent examiner office actions to date. The competitiveness of the MindMaze technologies was considered, including in relation to the IP portfolio and MindMaze’s IP policy.

1.10.1.             After analyzing the technologies and IP of MindMaze, industries that are relevant to the Mask technology of MindMaze were analyzed. Next, the markets in which the Mask MindMaze technology is expected to play a significant role were detailed, including expected size and outlook. Key business drivers of these markets, and their expected effect on the potential application of the Mask MindMaze technology, were considered.

1.10.2.             The valuation of the MindMaze IP portfolio focuses solely on currently pending or issued utility patent applications, and specifically upon the value of potential royalty income streams from these patents. The value of these royalty streams in turn depends upon a combination of the potential percentage royalties to be levied and the size of the market against which they could be levied. Potential variable factors are considered within the analysis, including their effect on the ultimate valuation of the portfolio.

1.10.3.               The following documents were received and were considered for this analysis:

1.10.3.1.               Excel file titled “MindMaze — FCF from Royalties by CGU v1.01” detailing the financial projections for MindMaze’s Cost Generating Units (CGU) based on revenues from IP royalties including full background as to the basis of the projections, assumptions made, size of market, royalty rates used, etc.

1.10.3.2.               The DCF valuation report of Valuation Consulting, dated 19 February 2021.

1.10.3.3.               The valuation report of KISSPatent, dated 19 February 2021.

1.10.3.4.               Updated market analysis and valuation report provided by MindMaze as of 17 October 2023.

1.11.          Assumptions. Several assumptions were made when performing this valuation, including include the following:

1.11.1.               The calculations all assume that MindMaze will receive sufficient valid, issued patents to enable coverage of the market with the patents as described in the below analysis. Some of the patents remain pending. Therefore, it is impossible to know the extent to which this assumption is valid.

1.11.2.               The calculations assume that the researched market sizes are correct. Since markets generally are dynamic, market sizes are generally hard to predict. The proposed markets for MindMaze technologies and IP are only now developing, or in some cases starting, so their expected market size is proportionately harder to predict. Furthermore, KISSPatent did not perform any of the market research itself and so it is relying on the accuracy of work done by third parties, who are identified wherever possible.

1.11.3.               The calculations assume that the technologies that will be deployed in these markets fall within the general scope of the claims covered by MindMaze’s issued patents. As it is difficult to predict future technological developments with any certainty, the validity of this assumption and the exact scope of MindMaze’s claim coverage cannot be determined.

Annex D-5

1.11.4.               The calculations assume that software and hardware royalty rates will not vary significantly during the forecast period. This assumption relies in part upon decisions by national courts and common business practices, but they cannot be determined with complete accuracy.

1.11.5.               Royalty income assumptions were as follows:

1.11.5.1.         Royalty income was assumed to begin in 2024.

1.11.5.2.         The percentage of the royalty income expected to be received each year was subjected to a ramp-up rate as follows:

2024	2%
2025	5%
2026	10%
2027	20%
2028	40%
2029	80%
2030 – 2035	100%

1.11.6.               Tax rate was assumed to be 13.79%.

1.11.7.               The discount rate was set for the below CGUs as follows:

Mask	30%

1.11.8.               Market size, penetration and growth assumptions were as follows:

•     Assuming market growth CAGR as 2% starting 2031

•     From 2023 to 2031, assuming a growth rate that follows a straight line to reduce to 2% in 2031 from the value in 2022.

•     Geographic scope does not change across years.

•     Penetration rates were set separately for pre-2024, and for 2024 onward.

1.12.          Scope of the analysis:

1.12.1.               The analysis included determining the markets that are most relevant to MindMaze’s technologies and the likely scope of coverage of MindMaze’s issued patents, and then performing research to determine the potential market size. MindMaze did not perform its own market research, but rather relied upon market research performed by others from reputable sources whose findings are believed to be credible. Links to all such research are given.

1.12.2.               In certain cases, the market size was further adjusted, for example to determine the size of a niche portion of the market within the larger market. These adjustments — and the rationale for the size of the adjustment — are also described below with regard to the specific markets. The markets are global unless otherwise indicated. Unless otherwise indicated, the market size is the expected size of the market in 2022.

1.12.3.               Next, the percentage size of each market for the products MindMaze’s patents are expected to cover was determined. The rationale for such percentages is described below with regard to each specific market.

1.12.4.               Next, royalty amounts were used to calculate a range of potential royalty payments per year for the Mask CGU.

1.12.5.               All amounts in this report are given in millions of United States dollars (USD) unless otherwise indicated.

Annex D-6

2.    BRIEF OVERVIEW OF THE RESULTS

2.1.            This analysis was built from several pieces. As described in greater detail below, the Mask technology was first considered, including the development strategy for creating practical market-drive solutions. Next, the Mask portion of MindMaze’s IP portfolio was analyzed, taking into consideration search reports and patent examiner office actions to date. The competitiveness of the Mask technology was considered, including in relation to the IP portfolio and MindMaze’s IP policy.

2.2.            After analyzing the Mask technology and IP, industries that are relevant to the Mask were analyzed. Next, the markets in which Mask technology is expected to play a significant role were detailed, including expected size and outlook. Key business drivers of these markets, and their expected effect on the potential application of the MindMaze technologies, were considered.

2.3.            The valuation of the Mask portion of MindMaze’s IP portfolio focuses solely on granted patents and currently pending utility patent applications, and specifically upon the value of potential royalty income streams from these patents. The value of these royalty streams in turn depends upon a combination of the potential percentage royalties to be levied and the size of the market against which they could be levied. Potential variable factors are considered within the analysis, including their effect on the ultimate valuation of the portfolio.

2.4.            To further support our determination of the value of MindMaze’s current patent portfolio, patentability searches and reviews were conducted for each of the main technologies listed. The results are described below in Section 3.4 — Intellectual Property Portfolio. Briefly, our searches and reviews demonstrate the patentability of each of these technologies and the likelihood of each of the patents filed for ultimately issue with substantively similar claims or at least with claims of similar breadth.

2.5.            Results were calculated for the Mask CGU and for each available market.

3.    COMPANY OVERVIEW

3.1.            Brief company profile

3.1.1.         MindMaze is a neurotechnology group of companies with offices in Switzerland, Germany, UK, France, Romania, India and the United States. All IP is managed and held by MindMaze Group SA. MindMaze has become one of the top technology companies in Switzerland, and one of the rare technology unicorns in Europe. The company brings together a diverse mix of computer scientists, neuroscientists, physicists and roboticists whose initial focus was to enhance the quality of life of brain injury survivors, and whose technologies and IP can benefit a much wider consumer market as well. MindMaze has developed and launched medical grade virtual reality products to stimulate neural recovery, and has its first 510k FDA registration in the USA, in addition to European CE-marking. It is now translating its VR and Neuroscience expertise into new fields of consumer health and combining its technologies with applications for Social VR and “wellness” (e.g., sports and fitness) that go beyond the scope of healthcare.

3.1.2.         Although this IP valuation report is based on the potential value of a specific patent portfolio, MindMaze also has extensive knowledge, expertise and know-how related to the Mask technology. MindMaze also has a strong strategic understanding of the process of development and commercialization of such technologies.

3.1.3.         From an IP perspective, the company initially filed few patent applications (only 3 patent applications were filed from 2013-2015) and decided to focus primarily on trade secrecy. Recently the company has filed many more patent applications and has a number of granted patents. The company is also filing for other forms of IP protection (e.g., trademarks and designs) and continues to rely on trade secrets and other forms of unregistered IP rights (e.g., copyrights and sui generis database rights).

Annex D-7

3.2.            Business strategies

3.2.1.         MindMaze is creating a business with multiple revenue streams, from selling its own products to working with partners on a license or OEM (original equipment manufacturer) basis.

3.2.2.         MindMaze is already selling its own products directly to doctors and clinicians, as well as to hospitals and other purchasing groups. Certain products are intended for direct sales to consumers, such as patients who would benefit from therapy and also those who wish to increase their brain’s effectiveness.

3.2.3.         Selling through partners is being explored through negotiations with a wide variety of well-known companies, which would receive MindMaze technologies and a license to the relevant patent applications, who would then sell products incorporating that technology and pay royalties to MindMaze.

3.3.            Mask Technology

3.3.1.         This is a mask which is worn on the user’s face. Electrodes contact the skin in the upper half of the face, which detect facial expressions according to the electrical activity of facial muscles. It can be used for detecting emotions, even when the user’s face is obscured (for example, when wearing a VR (virtual reality) or AR (augmented reality) visor). For this reason, Mask technology would be helpful for social VR, for example.

3.3.2.         As of 10 November 2023, the following developmental milestones were reached:

3.3.2.1.         30 devices delivered to external partners for testing.

3.3.2.2.         26 different types of expressions have been recorded, using the devices.

3.3.2.3.         Expressions from 212 subjects have been recorded.

3.3.2.4.         352 demonstrations of the Mask technology have been given to investors, stakeholders, and potential partners.

3.3.2.5.         20 feature upgrades and 22 hardware upgrades.

3.4.            Intellectual Property Portfolio

3.4.1.         The MindMaze intellectual property portfolio includes patent applications, trademark applications, trade secrets, design rights, registered copyrights, sui generis database rights and know-how. In all cases, our patentability search reviewed patents/applications and non-patent literature (“NPL”) as prior art; we determined that these applications appear to be patentable over the prior art located with substantively similar claims to those filed. However, we note that patent applications may have been filed prior to the MindMaze patent applications but not yet published; our patentability search could not have revealed such applications. Furthermore, our patentability searches were typically performed at least 1 year before filing of the current applications, and so may be out of date. However, MindMaze has received examiner’s reports in a number of applications.

3.4.2.         Patents/applications for Mask — there are currently 7 issued patents and 3 pending patent applications covering the Mask and uses thereof.

3.5.            Technology marketability and competitiveness

As described in greater detail below with regard to the industry overview, the markets in which MindMaze has entered or is about to enter are dynamic and fast growing. They encompass a range of different industries with different players and different levels of competitiveness. MindMaze is able to compete in these markets for a number of reasons. MindMaze has cutting edge technologies which are high value and have not yet become commoditized.

Annex D-8

3.6.            Utility patent filing policy

MindMaze seeks to capture the value of its intellectual property with conservative utility patent filings. The company is competing in multiple markets which are rapidly developing but which are still in their infancy. Companies which file rapidly for extensive utility patent protection will be the ultimate winners, as they will obtain the broadest patents. Such companies will be in the best position to defend themselves from other companies, both in terms of product defense and defense against allegations of infringement.

3.7.            Competitive landscape

MindMaze has multiple competitors and potential competitors in its market space. These competitors range from small startups to companies such as Alphabet, Meta, Samsung, and others.

3.7.1.         Competitive landscape for Mask (according to a 2021 heatmap of patent filings)

4.    INDUSTRY OVERVIEW

4.1.            Relevant Industries & Market Size

4.1.1.         Industries are listed in this section with their relevant market size and also the expected market penetration by MindMaze. The expected coverage was based upon a number of factors. First, all of the markets described herein are dynamic and growing rapidly. Therefore, MindMaze can expect to capture part of such growth, as its superior technologies are likely to find widespread interest and adoption. On the other hand, a number of different such technological solutions are likely to compete within the marketplace. Therefore, the percentage market coverage range was chosen to reflect both MindMaze’s potential dominant position and also the likely presence of multiple different competitors in the same space.

4.1.2.         Global Virtual Reality Market

4.1.2.1.         MindMaze proposed 0.75% base market share coverage before 2024, and 3.00% thereafter, for the following reasons:

•     Emotion detection is only one component of the VR market.

•     Within that market, MindMaze is one of the few currently available solutions. In particular, other solutions, such as Apple or Meta technology, are proprietary to those companies.

Annex D-9

•     MindMaze’s Mask technology, in contrast with other headset systems, is low power, fast, efficient, and less expensive to manufacture.

•     Detecting a user’s facial expressions and adding them on their own avatar is key to establishing the non-verbal communication channel needed in the human inter-personal communication in VR to make the digital world more human.

•     Moreover, the expression identification piece allows instant interactions such as emoji input, or AIs understanding and reacting to the user’s state of mind (surprised, happy, worried, etc.).

•     Facial expression can be used as another type of input controller to the VR headset without the need of handheld devices.

•     Market share coverage increases to 3% post-2024 based on MindMaze’s has filed additional patent applications since the original valuation specifically targeting headsets in commercial VR environments (e.g., Metaverse) to resolve issues related to human-to-human interaction, particularly in a cost-effective manner.

•     The market for global virtual reality is worth $6.1 billion for 2020 (https://www.prnewswire.co.uk/news-releases/virtual- reality-market-is- expected-to-reach-usd-20-9-billion-by-2025- with-covid-19-impact-analysis- 880035683.html). There is a forecast growth rate of 27.9% (ibid).

4.1.3.         Augmented Reality

4.1.3.1.         MindMaze proposed 1.00% base market share coverage before 2024, and 3.00% thereafter, for the following reasons:

•     Augmented reality differs from VR in that the users can interact with and control their presence in the real world and interact with others in the real world. The use of headsets, however, renders meaningful human interaction in the real world difficult given the lack of visibility of a user’s face. In order to enable meaningful interactions and, thus, create a meaningful experience in AR, the Mask technology is critical.

•     The market for augmented reality is worth $38.56 billion for 2022 (https://www.grandviewresearch.com/industry- analysis/augmented-reality-market). There is a forecast growth rate of 39.8% (ibid).

4.1.4.         Mixed Reality

4.1.4.1.         MindMaze proposed 1.00% base market share coverage before 2024, and 3.00% thereafter, for the following reasons:

•     Meaningful real-world interaction is critical for mixed reality just as for augmented reality. The Mask technology, being light-weight and low power is a more feasible option for MR devices than the technology found in most other devices.

•     The market for mixed reality is worth $1.2 billion for 2022 (https://www.persistencemarketresearch.com/market- research/mixed-reality-market.asp). There is a forecast growth rate of 35.6% (ibid).

4.1.5.         Facial Recognition

4.1.5.1.         MindMaze proposed 1.00% base market share coverage before 2024, and 3.00% thereafter, for the following reasons:

•     Based on the existing Mask portfolio and the increase interest in security and authentication using evermore sophisticated and safer means, facial recognition is a viable solution, with facial expression detection being a key component

Annex D-10

of any authentication and verification technology, such as two-factor authentication. Moreover, the technology can be used to confirm the identity of the user on their biometric signature to increase the level of security.

•     The market for facial recognition is worth $5.15 billion for 2022 (https://www.grandviewresearch.com/industry- analysis/facial-recognition-market). There is a forecast growth rate of 14.9% (ibid).

4.1.6.         Emotion Detection

4.1.6.1.           MindMaze proposed 0.50% base market share coverage before 2024, and 2.50% thereafter, is proposed for the following reasons:

•     Emotion detection and recognition used in artificial intelligence and machine learning systems is a growing market useful in many verticals by organizations requiring expression and emotion information gained through means such as the Mask technology. Emotion detection is not solely based on facial expression but can also involve mental states based on the electrical brain activities measured with the MASK technology.

•     The market for emotion detection is worth $32.95 billion for 2022 (https://www.grandviewresearch.com/industry- analysis/emotion-detection-recognition-market-report). There is a forecast growth rate of 16.7% (ibid).

4.1.7.         Wellness, well-being and health market

4.1.7.1.         MindMaze proposed 0.01% market share coverage for the following reasons:

•     The market on meditation, well-being, and relaxation is crucial in today’s fast-paced world, as it addresses the increasing need for physical and mental rejuvenation. Effective relaxation and wellbeing practices often focus on three pillars, heart and breathing, facial expressions, and mental states. All three of them can be recorded with the MASK technology and its embedded EMG, EEG, and HR sensors.

•     Additionally, the targeted use of technology in fitness products and services is increasing, in particular virtual reality and artificial intelligence, to connect users with trainers, track progress, and provide immersive experiences. Interaction and progress tracking require physiological data not just from the consumers movements but from EMG, EEG, and HR sensors in the Mask technology.

4.2.            Relevant Industries for the Mask CGU

4.2.1.         Mask — For this CGU, the market coverage includes emotion detection and VR (virtual reality). Emotion detection products include any product (software or hardware) that provides the determination of emotion or facial expression, for example for marketing, communications, and human- computer interaction systems. Types of products include EMG facial masks and video analysis of faces, plus voice analysis. Relevant VR products may include any product (software or hardware) which enables or improves communication through virtual reality, including for conversations, meetings and live events. Types of products also include facial recognition security systems that use authentication and/or verification of facial expressions.

Annex D-11

4.3.            Market Split

4.3.1.         A table is provided below, showing the market (industry) split for the Mask technology. The split is provided only as an estimation, to show the Mask’s relative expected participation to each market.

Global Virtual Reality Market	75%
Facial Recognition	100%
Emotion Detection	100%
Augmented Reality	75%
Mixed Reality	75%
Wellness and Fitness	50%

4.4.            Geographic Scope

4.4.1.         The Geographic Scope over which royalties may be assumed to be collected depends on a number of factors.

4.4.2.         We note that the only granted patents are in the US.

4.4.3.         The US is expected to continue to account for a large share of the total value of the market, both now and for the following years.

4.4.4.         For these reasons, the geographic scope over which royalties were expected to be collected was set at 65%.

4.5.            Key business drivers

MindMaze seeks to capture value in the medical and non-medical human-machine interface markets. For example, Mask helps understand human emotions in the computational space, and also helps humans to interface with each other and with machines on an emotional basis. As more humans and robots interact in such environments, the value of the MindMaze IP will continue to grow. The development of such markets and their future size is difficult to predict, as these markets are still in their infancy. MindMaze is well positioned to capture the maximum value of these markets, based on being first to protect ideas and to create platforms, based upon IP filings. Therefore, the numbers provided for market size — and hence for potential MindMaze capture of such markets — are likely to be on the low side.

5.    VALUATION ANALYSIS

5.1.            Summary of findings

5.1.1.         The royalties expected for the Mask CGU were most significantly affected by the total potentially covered market size, given that the royalty rates that were used are quite standard and that the percentage of market coverage by the MindMaze IP was assumed to be relatively low. Given the evolution in the last couple of years in the global VR market and the latest Mask patent filings to target the resulting changes, we expect the market coverage to expand relative to the previous valuation.

5.2.            General principles

5.2.1.         In the process of estimating value, available information was used wherever possible. When required information was not available, it was extrapolated from existing sources and the method of extrapolation explained. The valuation approaches and methods were selected from known, accepted approaches and methods.

Annex D-12

5.2.2.         The property being valued is the patent portfolio of MindMaze. While other types of intellectual property can be valued, given the early stage of MindMaze, patents were determined to have the most easily defined value.

For example, patents represent the right to block others from using innovative technologies, and as such do not depend on sales for their value. It is possible to derive value from patents without product commercialization, such that the patent portfolio could be valued independently of any sales projections.

5.2.3.         Only granted patents or pending patent applications were considered for this valuation, as they represent the concrete expression of the innovations of MindMaze. Such concrete expression enables a meaningful value to be assigned to such filed patent applications. MindMaze has an abundance of further innovations which could potentially be filed in future patent applications. Furthermore, MindMaze is rapidly adding to its patent portfolio on a monthly basis. Therefore, the value of the current patent portfolio is expected to increase rapidly over the coming months to years.

5.3.            Royalty rates and market capture

5.3.1.         Royalty rates were determined as described in Appendices A-C:

•     2021-02-19 Appendix A Overview of Royalty Numbers

•     2021-02-19 Appendix B PatSnap Royalty Calculations

•     2021-02-19 Appendix C Publication Corroboration

5.3.2.         The below table shows the royalty rates used.

Market	Royalty Rate
Global Virtual Reality Market	6.54%
Facial Recognition	6.12%
Emotion Detection	7.99%
Augmented Reality	6.54%
Mixed Reality	6.54%
Wellness and Fitness	8.55%

5.4.            Free Cash Flows from IP Royalties

5.4.1.         The FCFs derived from IP royalties are set out below for Mask. The complete numbers and calculations are shown in the accompanying excel sheets as previously noted.

	Free Cash Flow for Mask CGU (in USD 000,000)
Year	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Mask FCF	(0.8)	2.3	18.3	53.0	126.7	205.7	283.4	364.1	371.6	379.2	387.0	394.9

5.4.2.         Free Cash Flows from IP royalties for the Mask technology, after taxes and expenses but without discounting, could reach USD 283.4 million by 2030 and USD 394.9 million by 2035.

5.5.            Revenue Streams Not Addressed in this Report

5.5.1.         Revenue streams that are related to current MindMaze patents, but which are not part of our royalty-based calculations include the value of data obtained from the devices in terms of royalties.

5.5.2.         Separate from product sales, the value of data is directly correlated to the patents because of the ability of the patents to block general functions of devices that could generate such data. MindMaze would effectively be “the only game in town” for obtaining these general types of data.

Annex D-13

5.6.            Comparative Examples to Licensing Only Entities and Patent Based Sales

5.6.1.         Stanford University only licenses patents and patent applications; it does not produce or sell any products based on its technologies. It is therefore useful as a comparative for licensing royalties. According to its 2019-2020 report, Stanford University made USD 114 million of licensing royalties.

5.6.2.         Another comparative example is Papst Licensing, an entity formed after the original family-owned manufacturer went bankrupt due to low-cost competition from Asia. A member of the original Papst family bought back the patents and began to seek licensing opportunities. Although exact numbers are not available, Papst Licensing has obtained more than 150 licenses (this number was reached in 2011). The average value of the license for its hard disk technology seems to be USD 15 million per license.

5.6.3.         Another comparative example relates to IBM. In 2017 alone, IBM was estimated to have received approximately USD 1.2 billion in licensing revenue.

5.7.            Mask Patent Portfolio and Comparative IP

5.7.1.         A complete list of the Mask patents and applications, and the expiry dates and remaining life of the granted patents are provided in Appendix E. As can be seen, the earliest expiration date is January 19, 2038, which is more than 14 years of remaining life for the granted patents (subject to the notes in Appendix E).

5.7.2.         An analysis of recent patent trends was performed to gauge impact and value, and is provided in Appendix F. A large recent peak of potentially similar filed patent applications may indicate a strong interest in related technologies. Furthermore, many more patent applications are being filed in this area than previously.

6.    CONCLUSIONS

6.1.            Free Cash Flows from IP royalties, after taxes and expenses but without discounting, could reach USD 283.4 million by 2030 and USD 394.9 million by 2035.

6.2.            Subject to the caveats herein, and based on utility patents already issued and our belief that it is reasonable to expect that the Mask patent applications currently- pending in MindMaze’s portfolio are likely to issue with claims substantially similar to those filed for, and as supported by our analysis of the FCFs for patent royalties, the DCF valuation report of Valuation Consulting, dated 19 February 2021, and the updated market valuation provided by MindMaze as of 17 October 2023, we believe that the Mask technology portion of MindMaze’s patent portfolio can be reasonably valued as being worth more than USD 308 million.

6.3.            We further note that the value of USD $308 million of the Mask portion of the IP portfolio is not materially different from that provided by MindMaze in its report, which we received on 17 October 2023 as noted above. Specific differences in our approach and selection of analytic factors are given in Appendix D. As noted in Appendix D, we feel that the underlying methodology was not significantly changed by these differences.

7.    CAVEATS

Please note: This analysis above has the following caveats:

7.1.            The comments set out at the beginning of this report are repeated. The review and conclusions are only provided with regard to the information that is described herein.

7.2.            The analysis and conclusions herein are forward looking, and therefore are not guarantees of future performance and undue reliance should not be placed on them.

7.3.            The information contained in this report is true to the best of our knowledge and belief. Assumptions have been detailed and support provided for statements contained herein where available. In selecting information sources and carrying out searches we use all caution possible.
Annex D-14

The review and conclusions are only provided with regard to the information that is described herein. We cannot guarantee the correctness or completeness of the data we receive.

7.4.            Some or all of the assumptions made herein, on which the analysis relies, may be inaccurate. Some of the analysis involves forward-looking prediction of future technological applications and future markets.

7.5.            The technologies of MindMaze are cutting edge and its markets are still being developed and are growing, which creates some uncertainty which is offset by MindMaze’s ability to develop and register intellectual property (IP) rights at an early stage in a rapidly growing industry. This provides MindMaze with the opportunity to cover a wide section of the markets through its IP.

7.6.            The outcome of patent prosecution is difficult to predict primarily due to the Examiners involved. While we may be able to justify an argument of patentability over prior art, an Examiner may disagree, or may reject the application based on technical matters such as disclosure or indefinite wording, or may apply examination guidelines differently to other Examiners, or claims may be amended thereby rendering our conclusions to be less relevant or irrelevant.

7.7.            The outcome of litigation is unpredictable. In particular, factual findings in litigation by a judge are difficult to predict, especially when many external factors, including reaction to the parties, witnesses and counsel and the level of the technical comprehension of the judge can influence the decision- making process. These factors cannot be evaluated at this time.

7.8.            This Report is strictly confidential and has been prepared solely for the use of the directors of MindMaze for the purpose of valuing the IP of MindMaze. It may not be relied upon by any third party (apart from your professional advisors and any regulatory body) and it may not be shown to any third party except MindMaze’s current or potential shareholders without our express written consent which will not be unreasonably refused. We accept no duty of care to any third party for the Report.

7.9.            The valuation of companies and IP is not an exact science and others may have a different view in this regard.

7.10.            This report does not constitute tax advice, or investment advice, and nothing written in or implied by this report should be taken as tax or investment advice by the Directors of the MindMaze or by any third party.

Sincerely yours,

Dr. D’vorah Graeser
KISSPatent Europe BV

Annex D-15

Appendix A — Overview of Royalty Information and Sources

The precise royalty figures were obtained from the PatSnap patent database, as explained in Appendix B.

These figures were then corroborated with published figures by industry, as explained in Appendix C.

Below is a summary table of these royalty figures, along with a list of the references from which the published corroboration was taken. The numbers used in the final report were those taken from PatSnap, because this database provided a more fine-grained approach to determining comparable licensing fees for comparable technologies.

Market	Royalty (%) PatSnap	Publication corroboration (%)
VR	6.54	10.07	(5)
Facial Recognition	6.12	11.9	(5)
Emotion Detection	7.99	10.07	(5)
Augmented Reality	6.54	10.07	(5)
Mixed Reality	6.54	10.07	(5)
Wellness and Fitness	8.55	9.6	(5)

List of references

References — numbers below refer back to the reference numbers given above

1.    “The Market for Software Innovation Through the Lens of Patent Licenses and Sales” by C.V.Chien, UC Berkeley School of Law, published 2016, https://www.law.berkeley.edu/wp-content/uploads/2016/04/Chien-SW-Draft-2.pdf. C.V. Chien is Associate Professor, Santa Clara University of Law, Former Obama White House Senior Advisor, Intellectual Property and Innovation. This paper underscores the importance of licensing agreements for software inventions. Such inventions are involved in about 42% of all licensing agreements registered with the SEC. The paper also notes that “In 2012, Apple and Google spent more on the acquisition of patents than they did on research and development, drawing attention to the importance of patents and freedom to operate”. The paper also found that 67% of patent licenses for software were not exclusive. The majority (75%) of all software licenses included a patent provision.

2.    “A New Dataset On Mobile Phone Patent License Royalties,” Galetovic et al, 2016, Hoover IP2, Working Paper Series No. 16011, Stanford University. This paper reviews published royalty rates for mobile phone components and establishes an Average Cumulative Patent Royalty Yield, as the actual amount of royalties paid. The authors show that patent licenses account, on average, for 3.3% of cell phone costs — about on par with the baseband processor cost.

3.    “Ongoing Royalties for Patent Infringement,” J. Sidak, Chairman, Criterion Economics, Washington, D.C.; 2016; TEXAS INTELLECTUAL PROPERTY LAW JOURNAL [Vol. 24: page 161 and following]. This reference also notes that the amount to be charged for a royalty has been explicitly determined by the courts to be unrelated to the amount of profit that an infringer already made.

4.    “Royalty Rates for Medical Devices & Diagnostics — 2016 Edition”, IPRA, introduction.

5.    http://www.ideanav.co.za/commercialisation/royalty-rates/ —average royalty rates for multiple industries.

Annex D-16

Appendix B — PatSnap License Information

Summary: We checked certain patent classes for royalty rates that could be applied to the Mask CGU. The royalty rates were highly variable but were also much higher than anticipated. Average royalty rates on this basis for Mask would range from 6.54% to 8.55%, for net sales.

Background

We searched for the published license royalty rates for each class of patents by using the database called PatSnap. This database is a patent database which also contains a great deal of licensing and litigation information related to the patents. For more information: http://www.patsnap.com/.

The Mask CGU fall into multiple classes. All searches for licenses were restricted to active, granted US patents, filed from 1997 onward. We used the PatSnap license function to locate the records. We rejected any records that showed a per unit payment and only accepted those that showed a percentage royalty.

In general, we used the overall average as described below for net sales. In any case most of the licenses were for net sales. We did not distinguish between exclusive and non-exclusive because a) most of the data points were for exclusive licenses and b) we do not know now which type of license we will have.

Classes

G01S (related to tracking technologies) — 10 total records (this is all the records that we could find that related to a percentage royalty). This class relates to general tracking, measuring of a signal, etc. All were related to net sales. Overall royalty average (and therefore also net sales royalty) was 9.25%. The average for medical only was 6.83%. The range of values for net sales only was from 1.5% to 27.5%.

G06 (related to general computing) — This class relates to all software of all types. 15 total records. All were related to net sales. Overall royalty average (and therefore also net sales royalty) was 4.35%. The average for medical only was 4.13%. The range of values for net sales only was from 0.1% to 10%.

A61 (related to medical apparatuses, including medical uses for Mask technology) 20 total records. For this class, we rejected immunoconjugates, pharmaceutical compositions, drugs and the like. This class best relates to medical devices and medical uses of the MM CGUs. We used the average royalty rate calculated only from net sales of 10.38% (since most of the records related to royalties calculated on net sales, removing this restriction only raised the rate slightly, to 13.09%). The range of values for net sales only was from 0.6%to 25%.

H04N (related to transmission or communication of images/video, including VR/AR applications) 17 total records. The average royalty rate from net sales only was 6.01%, which is the rate that we plan to use. The range of values for net sales only was from 1% to 40%.

MM royalty rates — Below is a table which shows how the above information was mapped onto the spreadsheet used for the calculations. We averaged across multiple patent classes as they applied to the specific field covered by the calculation.

Market	Patent Class	Royalty (%) PatSnap
VR	Avg of G01S, G06, H04N	6.54
Facial Recognition	Avg of G01S, G06, H04N	6.12
Emotion Detection	Avg of G01S, G06, A61	7.99
Augmented Reality	Avg of G01S, G06, H04N	6.54
Mixed Reality	Avg of G01S, G06, H04N	6.54
Wellness and Fitness	Avg of G01S, A61, H04N	8.55

Annex D-17

Appendix C — Corroboration of Royalty Information from Publications

Background - The below corroboration information was taken from various publications as listed below. The actual publications are listed under references, with a brief description of each reference..

Software — Published papers indicated that the majority of software licenses involving patents are not exclusive (1). Reference (3) supported an average royalty rate of 4.69% for software. Reference (5) indicated an average royalty rate of 9.6%.

Medical device — Reference (4) indicates an average royalty rate of 6.16% of net sales for medical devices. Reference (5) indicated an average royalty rate of 5%.

Combination of hardware and software for gaming — Reference (5) indicated these numbers as 5.1%, 9.6% and 15.5%; the average is 10.07%.

References — numbers below refer back to the reference numbers given above

1.    “The Market for Software Innovation Through the Lens of Patent Licenses and Sales” by C.V. Chien, UC Berkeley School of Law, published 2016, https://www.law.berkeley.edu/wp- content/uploads/2016/04/Chien-SW-Draft-2.pdf. C.V. Chien is Associate Professor, Santa Clara University of Law, Former Obama White House Senior Advisor, Intellectual Property and Innovation. This paper underscores the importance of licensing agreements for software inventions. Such inventions are involved in about 42% of all licensing agreements registered with the SEC. The paper also notes that “In 2012, Apple and Google spent more on the acquisition of patents than they did on research and development, drawing attention to the importance of patents and freedom to operate”. The paper also found that 67% of patent licenses for software were not exclusive. The majority (75%) of all software licenses included a patent provision.

2.    “A New Dataset On Mobile Phone Patent License Royalties,” Galetovic et al, 2016, Hoover IP2, Working Paper Series No. 16011, Stanford University. This paper reviews published royalty rates for mobile phone components and establishes an Average Cumulative Patent Royalty Yield, as the actual amount of royalties paid. The authors show that patent licenses account, on average, for 3.3% of cell phone costs — about on par with the baseband processor cost.

3.    “Ongoing Royalties for Patent Infringement,” J. Sidak, Chairman, Criterion Economics, Washington, D.C.; 2016; TEXAS INTELLECTUAL PROPERTY LAW JOURNAL [Vol. 24: page 161 and following]. This reference also notes that the amount to be charged for a royalty has been explicitly determined by the courts to be unrelated to the amount of profit that an infringer already made.

4.    “Royalty Rates for Medical Devices & Diagnostics — 2016 Edition”, IPRA, introduction.

5.    http://www.ideanav.co.za/commercialisation/royalty-rates/ — average royalty rates for multiple industries.

Annex D-18

Appendix D: Summary of Differences to Report Provided by MindMaze for the Mask Technology

1.    SUMMARY OF DIFFERENCES

a.    Data sources: the global VR market amount in 2022 was increased from $9.98B to $59.96B. The increased amount is due to the increased applications to which VR technology has been applied, as it has grown more sophisticated. These additional applications include technical, engineering and other high end applications. The CAGR for the global VR market amount in 2022 was decreased from 27.90% to 27.50%. Both changes were based upon a new, more updated report, which can be found here: https://www.grandviewresearch.com/industry-analysis/virtual-reality-vr-market.

b.    Educational use — the above new report on global VR mentions adult vocational instruction (such as mechanics, pilots and technicians) but not education, especially for younger students. Therefore, educational use was not considered in the IP valuation. Such use would be expected to increase the valuation, in at least in this regard.

c.    One of the granted Mask patents relates to use of the technology in motion capture. Again, the above new report on VR market size does not consider motion capture. Such use would be expected to increase the valuation, in at least in this regard.

d.    Actual royalties collected are calculated from 2024. For the sake of clarity, references to any numbers from 2021 were removed for the following markets (for which the reports were published in 2022): Global Virtual Reality, Facial Recognition, Augmented Reality and Mixed Reality.

e.    In the version of the Mask report provided by MindMaze, the baseline year for the present value (PV) calculations were not updated from the report given in 2021. The baseline year was updated to reflect the date on which this report was prepared, as we believe this choice of baseline year to be correct.

f.     In the version of the Mask report provided by MindMaze, cash outflows were not included in the calculation, apart from taxes. Cash outflows to represent the potential cost of litigation, patent filings and maintenance, and so forth, were included as a fixed sum from 2025 of USD $10 million. Half of this fixed sum was included for 2024, given that litigation and other activities would be expected to take time to ramp up.

g.    In the version of the Mask report provided by MindMaze, two figures were used for market penetration for each application of the Mask technology: a lower amount pre-2024 and a higher amount post-2024. However, the actual calculations provided by MindMaze did not reflect this difference. The calculations for this report were updated to reflect this difference.

h.    In the version of the Mask report provided by MindMaze, the ramp up period for the licensing fees was not updated to reflect a start in 2024. The calculations for this report were updated to reflect this difference.

i.     Geographic scope:

i.     In the version of the of the Mask report provided by MindMaze, two figures were used for global scope:

1.    50% for wellness and fitness

2.    90% for all other markets

ii.    The geographic scope over which royalties may be assumed to be collected depends on a number of factors.

1.    We note that the only granted patents are in the US.

2.    The percentage of the global market in the US represents multiple factors, including the expected percentage of the global economy ascribed to the US; the expected percentage of the high tech global economic output ascribed to the US; and cultural and other factors which would be expected to affect uptake of the Mask technology. For example, as noted

Annex D-19

by Goldman Sachs in their 2023 report (https://www.goldmansachs.com/intelligence/pages/emerging- stock-markets-projected-to-overtake-the-us-by-2030.html), the US stock market value will decrease from 42% of global stock market value to 35% in 2030, which is still quite sizable. Furthermore, US GDP is currently 25% of world GDP. This share is expected to decrease by 0.56% per year (as a percentage of world GDP): https://ycharts.com/indicators/us_gdp_as_a_percentage_of_world_gdp.

3.    Thus, the US is expected to continue to account for a large share of the total value of the market, both now and for the following years.

iii.  For these reasons, the geographic scope over which royalties were expected to be collected was set at 65% for all markets.

2.    These differences in analytical factors resulted in different final numbers, as shown in the below table:

Source Report	FCF ‘30	FCF ‘35	FCF ‘30	Total Value
MindMaze	USD 365 million	USD 403 million	USD 365 million	USD 308.2 million
KISSPatent ‘23	USD 283.4 million	USD 394.9 million	USD 283.4 million	USD 308.6 million

3.    However, we feel that the underlying methodology was not significantly changed by these differences.

Annex D-20

Confidential

Appendix E Mask Patent Portfolio

All of the patents and applications in the Mask portfolio were filed in the US. Factors affecting the lifespan of a US granted patent include priority claims (if to a non-provisional application), payment of maintenance fees, terminal disclaimers, and regulatory (e.g., government) delays. Therefore the expiration dates provided are estimates only.

Matter Code	Country	Status	Category	Long title	Filing Date	Filing Number	Grant/ Reg Date	Grant/ Reg Number	Estimated Expiration Date
K1024CON	US	Granted	Patent – CON	SYSTEMS, METHODS, DEVICES AND APPARATUSES FOR DETECTING FACIAL EXPRESSION	24 Aug 2020	17000671	08 Nov 2022	11495053	2038-01-19
K1024CON2	US	Granted	Patent – CON	SYSTEMS, METHODS, DEVICES AND APPARATUSES FOR DETECTING FACIAL EXPRESSION	08 Sep 2022	17940163	25 Jul 2023	11709548	2038-01-19
K1024FULL	US	Granted	Patent – APP	SYSTEMS, METHODS, DEVICES AND APPARATUSES FOR DETECTING FACIAL EXPRESSION	19 Jan 2018	15875227	09 Mar 2021	10943100	2038-05-10
K1030CON	US	Granted	Patent – APP	SYSTEM, METHOD AND APPARATUS FOR DETECTING FACIAL EXPRESSION IN A VIRTUAL REALITY SYSTEM	08 Nov 2019	16678182	07 Dec 2021	11195316	2038-01-19
K1030FULL	US	Granted	Patent – APP	SYSTEM, METHOD AND APPARATUS FOR DETECTING FACIAL EXPRESSION IN A VIRTUAL REALITY SYSTEM	19 Jan 2018	15875306	24 Dec 2019	10515474	2038-01-19
K1058US	US	Granted	Patent – CIP	SYSTEMS, METHODS, APPARATUSES AND DEVICES FOR DETECTING FACIAL EXPRESSION AND FOR TRACKING MOVEMENT AND LOCATION INCLUDING FOR AT LEAST ONE OF A VIRTUAL AND AUGMENTED REALITY SYSTEM	30 Jan 2019	16261693	31 Dec 2019	10521014	2038-01-19
K1071FULL	US	Granted	Patent – APP	SYSTEM, METHOD AND APPARATUS FOR DETECTING FACIAL EXPRESSION FOR MOTION CAPTURE	09 Jan 2019	16243186	10 May 2022	11328533	2039-01-09
K1024CON3	US	Pending	Patent – CON	SYSTEMS, METHODS, DEVICES AND APPARATUSES FOR DETECTING FACIAL EXPRESSION	13 May 2023	18/317,058
K1058CON2	US	Pending	Patent – CON	SYSTEMS, METHODS, APPARATUSES AND DEVICES FOR DETECTING FACIAL EXPRESSION AND FOR TRACKING MOVEMENT AND LOCATION INCLUDING FOR AT LEAST ONE OF A VIRTUAL AND AUGMENTED REALITY SYSTEM	29 Jan 2021	17163327
K1058CON3	US	Pending	Patent – CON	SYSTEMS, METHODS, APPARATUSES AND DEVICES FOR DETECTING FACIAL EXPRESSION AND FOR TRACKING MOVEMENT AND LOCATION INCLUDING FOR AT LEAST ONE OF A VIRTUAL AND AUGMENTED REALITY SYSTEM	19 Dec 2022	18/067,812

Annex D-21

Confidential

Appendix F Survey of Recent Trends in the Mask IP Area

Similarity
150
120
90
60
30
0
Number of patent families
1995
2001
2006
2011
2016
2021
Priority year

As can be seen from the above chart, the number of new patent families filed in this area has been growing steadily in recent years. The families are constructed from patents sharing the same priority, and hence are grouped by priority year. For this reason, the chart ends at 2021, which is the latest priority year during which at least one member of a patent family would be expected to be publicly available.

The number of similar patent families changes over time, as can be seen; however the large recent peak of potentially similar filed patent applications may indicate a strong interest in related technologies. Furthermore, many more patent applications are being filed in this area than previously.

This analysis was performed on 5 November 2023, using the Octimine tool of Dennemeyer. It is based on a semantic analysis of granted US Patent No. 10515474 to MindMaze (the ‘474 Patent) (see Appendix E for a complete list of patents and applications covering the Mask technology). The semantic search located patent families that were similar to the ‘474 Patent, according to its text. Similarity was determined according to the Octimine proprietary algorithms, output as a “Similarity Index” which reflects statistical and semantic similarity, between the ‘474 Patentand the patents/applications resulting from the semantic search from in the Octimine database. The index range is centered between a minimum of 0 and a maximum of 1000. A similarity value of 1000 means the text is not only semantically, but also lexically, identical. Only patents/applications with a similarity of at least 100 are considered. According to Octimine, this threshold was found to provide the best results. The orange line on the graph shows the average similarity score between the above patent and the patent families that were located through this semantic search.

Annex D-22